                            SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Materials pursuant to Rule 240.14a-11(c) or Rule
         14a-12

                                  4HEALTH, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                      N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.):

        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
     5) Total fee paid:

        ------------------------------------------------------------------------

/X/ Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                                    4HEALTH, INC.


         NOTICE OF SPECIAL MEETING IN LIEU OF ANNUAL MEETING OF STOCKHOLDERS


To the Stockholders of 4Health, Inc.:

     Notice is hereby given that a special meeting in lieu of annual meeting of the stockholders of 4Health, Inc., a Utah corporation ("4Health"), will be held on June 30, 1998, at 1:00 p.m., Pacific time, at 10549 West Jefferson Blvd., Culver City, CA 90232, to consider and take action upon the following matters:

          1. Approval of an Amended and Restated Agreement and Plan of Merger (the "Merger Agreement"), among 4Health, Irwin Naturals, a California corporation ("IN"), and Mr. Klee Irwin, the Chief Executive Officer and a principal stockholder of IN ("Irwin"), and the consummation of the transactions contemplated thereby, pursuant to which IN will be merged with and into 4Health (the "Merger") and, in connection therewith, the shares of common stock, no par value, of IN ("IN Common Stock") issued and outstanding immediately prior to the Effective Time (as defined in the Merger Agreement) will be converted at the Effective Time, into the right to receive an aggregate of 15,750,000 shares of the common stock, par value $.01 per share, of 4Health ("4Health Common Stock"), with the effect that each share of outstanding IN Common Stock will be converted into 241.37931 shares of 4Health Common Stock, subject to certain adjustments;

          2. Subject to the consummation of the Merger, the election of Messrs. R. Lindsey Duncan, Klee Irwin, Anthony Robbins, Clarke Keough and Jonathan Diamond, to the Board of Directors of 4Health; and if the Merger is not consummated for any reason, the re-election of Ms. Cheryl Wheeler to the Board of Directors of 4Health;

          3. Subject to the consummation of the Merger, the amendment of the Articles of Incorporation and Bylaws of 4Health to (i) change its name to "Irwin Naturals/4Health, Inc.", (ii) increase the authorization of 4Health Common Stock to 50,000,000 shares and (iii) adopt various provisions regarding the composition of the Board of Directors, nominations for and removal of directors and other management related matters;

          4. The ratification of Arthur Anderson LLP, independent public accountants, as 4Health's independent auditors for the year 1998; and

          5. To transact such other business as may properly come before the meeting.

     YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ABOVE PROPOSALS, EACH OF WHICH IS DESCRIBED IN MORE DETAIL IN THE ACCOMPANYING PROXY STATEMENT.

     ONLY STOCKHOLDERS OF RECORD AS OF THE CLOSE OF BUSINESS ON MAY 26, 1998 (THE "RECORD DATE") ARE ENTITLED TO NOTICE OF AND TO VOTE AT THE MEETING. THE ATTENDANCE AT AND/OR VOTE OF EACH STOCKHOLDER AT THE MEETING IS IMPORTANT, AND EACH STOCKHOLDER IS ENCOURAGED TO ATTEND OR SUBMIT A PROXY.

                                             By Order of the Board of Directors



                                             Cheryl Wheeler, Secretary
Boulder, Colorado
June 19, 1998

--------------------------------------------------------------------------------

                                  TABLE OF CONTENTS

--------------------------------------------------------------------------------


INTRODUCTION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

SUMMARY. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2

DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9

RISK FACTORS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .10

APPROVAL OF THE MERGER . . . . . . . . . . . . . . . . . . . . . . . . . . . .15

ELECTION OF DIRECTORS. . . . . . . . . . . . . . . . . . . . . . . . . . . . .24

AMENDMENTS OF THE 4HEALTH ARTICLES OF INCORPORATION AND BYLAWS . . . . . . . .26

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS. . . . . . . . . . . .28

MARKET PRICE AND DIVIDEND POLICY FOR 4HEALTH COMMON STOCK. . . . . . . . . . .29

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS. . . . . . . . . .30

BUSINESS OF 4HEALTH. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .37

BUSINESS OF IN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .48

BUSINESS OF THE SURVIVING CORPORATION FOLLOWING THE MERGER . . . . . . . . . .59

DESCRIPTION OF SECURITIES. . . . . . . . . . . . . . . . . . . . . . . . . . .60

MANAGEMENT OF THE SURVIVING CORPORATION. . . . . . . . . . . . . . . . . . . .61

SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT OF 4HEALTH . . . .64

MANAGEMENT AND EXECUTIVE COMPENSATION OF 4HEALTH DURING 1997 . . . . . . . . .66

TAX CONSEQUENCES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .70

INDEPENDENT ACCOUNTANTS. . . . . . . . . . . . . . . . . . . . . . . . . . . .71

OTHER MATTERS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .71

STOCKHOLDER PROPOSALS. . . . . . . . . . . . . . . . . . . . . . . . . . . . .71

INDEX TO FINANCIAL STATEMENTS. . . . . . . . . . . . . . . . . . . . . . . . F-1



INDEX TO APPENDICES

     A.   Amended and Restated Agreement and Plan of Merger
     B.   Form of Articles of Merger with Plan of Merger attached

                                   PROXY STATEMENT


--------------------------------------------------------------------------------

                                    4HEALTH, INC.
                                 5485 Conestoga Court
                               Boulder, Colorado 80301
                               Telephone (303) 546-6306
                              Telecopy:  (303) 546-6416

--------------------------------------------------------------------------------

                                     INTRODUCTION

     This Proxy Statement (this "Proxy Statement") serves as a proxy statement for the special meeting in lieu of annual meeting of the stockholders of 4Health, Inc., a Utah corporation ("4Health"), at which the stockholders of 4Health will consider (a) approval of an Amended and Restated Agreement and Plan of Merger (the "Merger Agreement"), among 4Health, Irwin Naturals, a California corporation ("IN"), and Mr. Klee Irwin, the Chief Executive Officer and, together with his wife, the sole stockholders of IN ("Irwin"), and the consummation of the transaction contemplated thereby, pursuant to which IN will be merged with and into 4Health (the "Merger") and, in connection therewith, the shares of common stock, no par value, of IN ("IN Common Stock") issued and outstanding immediately prior to the Effective Time (as defined in the Merger Agreement) will be converted at the Effective Time, into the right to receive an aggregate of 15,750,000 shares of the common stock, par value $.01 per share, of 4Health ("4Health Common Stock"), with the effect that each share of outstanding IN Common Stock will be converted into 241.37931 shares of 4Health Common Stock (the "Conversion Ratio"),subject to adjustment in the event that the outstanding shares of IN Common Stock or 4Health Common Stock are changed into a different number or different class by way of stock dividend, stock split, combination, recapitalization, subdivision, reclassification, conversion, or exchange of shares prior to the Effective Time, (b) subject to the consummation of the Merger, the election of Messrs. R. Lindsey Duncan, Klee Irwin, Anthony Robbins, Clarke Keough and Jonathan Diamond to the Board of Directors of 4Health, and if the Merger is not consummated for any reason, the re-election of Ms. Cheryl Wheeler to the Board of Directors of 4Health, (c) subject to the consummation of the Merger, the amendment of the Articles of Incorporation and Bylaws of 4Health to (i) change its name to "Irwin Naturals/4Health, Inc.", (ii) increase the authorization of 4Health Common Stock to 50,000,000 shares and (iii) adopt various provisions regarding the composition of the Board of Directors, nominations for and removal of directors and other management related matters, and (d) the ratification of Arthur Anderson LLP, independent public accountants, as 4Health's independent auditors for the year 1998.

     THE COMPLETION OF THE MERGER INVOLVES CERTAIN RISKS.  SEE "RISK FACTORS."

     The 4Health Common Stock is traded on the NASDAQ National Market ("NSM") under the symbol "HHHH." On June 12, 1998, the closing sales price for the 4Health Common Stock as reported by NSM was $6.75.

     This Proxy Statement is first being provided to stockholders of 4Health on or about June 19, 1998.

--------------------------------------------------------------------------------

                   DISCLOSURE REGARDING FORWARD LOOKING STATEMENTS

     This Proxy Statement includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). All statements other than statements of historical facts included in this Proxy Statement, including, without limitation, those regarding 4Health's or the Surviving Corporation's financial position, business, marketing and product introduction and development plans and objectives of management for future operations, are forward-looking statements. Although 4Health believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct. Important factors that could cause actual results to differ materially from 4Health's expectations are disclosed under "RISK FACTORS," "BUSINESS OF 4HEALTH -- Management's Discussion and Analysis of Financial Condition and Results of Operations" and elsewhere in the Proxy Statement.
--------------------------------------------------------------------------------

                                       SUMMARY


     THE FOLLOWING IS A BRIEF SUMMARY AND IS INTENDED MERELY TO HIGHLIGHT CERTAIN INFORMATION INCLUDED IN THIS PROXY STATEMENT. THE SUMMARY IS INCOMPLETE AND IS QUALIFIED IN ITS ENTIRETY BY THE MORE DETAILED INFORMATION CONTAINED ELSEWHERE IN THIS PROXY STATEMENT. CAPITALIZED TERMS AND OTHER WORDS USED IN THE SUMMARY HAVE THE MEANINGS SET FORTH ELSEWHERE AND UNDER THE CAPTION "DEFINITIONS." SEE ALSO THE DISCUSSION ON PAGE 1 ENTITLED "DISCLOSURE REGARDING FORWARD - LOOKING STATEMENTS."

THE PARTIES

     4HEALTH 4Health was organized in February 1993, and formulates and supplies nutritional supplements which are available nationwide through an estimated 5,000 health food stores and health care providers. See "BUSINESS OF 4HEALTH."

     IN IN was organized in August 1995 and formulates and distributes nutritional supplements through health food stores, food, drug and mass retail channels and internationally. See "BUSINESS OF IN."

     THE MERGER           The Merger Agreement provides for the merger of IN
                          with and into 4Health, as the surviving corporation
                          (the "Surviving Corporation"), pursuant to which:

                              (a) the shares of IN Common Stock issued and outstanding immediately prior to the Effective Time will be converted at the Effective Time into the right to receive an aggregate of 15,750,000 shares of 4Health Common Stock, with the effect that each share of outstanding IN Common Stock will be converted into 241.37931 shares of 4Health Stock ("Conversion Ratio") subject to the right of Dissenting IN Stockholders to seek an appraisal of the fair market value thereof as provided in
                           Section 1300 of the California Law and subject to adjustment in the event that the outstanding shares of IN Common Stock or 4Health Common Stock are changed into a different number or different class by way of stock dividend, stock split, combination, recapitalization, subdivision, reclassification, conversion, or exchange of shares prior to the Effective Time. See "APPROVAL OF THE MERGER";

                              (b)  the Board of Directors of 4Health will
                           be reconstituted with Messrs. R. Lindsey Duncan, Klee Irwin, Anthony Robbins, Clarke Keough and Jonathan Diamond as the sole directors. See "ELECTION OF DIRECTORS"; and

                              (c) the Articles of Incorporation and Bylaws of 4Health will be amended to (i) change its name to "Irwin Naturals/4Health, Inc.", (ii) increase the authorization of 4Health Common Stock to 50,000,000 shares and (iii) to adopt various provisions regarding the composition of the Board of Directors, nominations for director, removal of directors and other management related matters. See "AMENDMENTS OF THE 4HEALTH ARTICLES OF INCORPORATION AND BYLAWS".

                          No fractional shares of 4Health Common Stock will be issued to stockholders of IN, and the Conversion Ratio shall be appropriately adjusted if necessary so that only a maximum of 15,750,000 whole shares of 4Health Common Stock are issued in the Merger.

                          The complete terms and conditions of the Merger are set forth in the Merger Agreement, a copy of which is included as Appendix "A" and incorporated herein by this reference. See "APPROVAL OF THE MERGER."




MANAGEMENT OF THE
 SURVIVING CORPORATION    Following the Merger, the officers of the Surviving
                          Corporation shall be R. Lindsey Duncan, Chairman of the Board and member of the Executive Committee, Klee
                          Irwin, President and Chief Executive Officer and member of the Executive Committee, and, Dan Martin, acting Chief Financial Officer, Treasurer and
                          Secretary, and the Board of Directors of the Surviving Corporation will consist of Messrs. Duncan,
                          Irwin, Anthony Robbins, Clarke Keough and Jonathan
                          Diamond.  See "MANAGEMENT OF THE SURVIVING
                          CORPORATION."
4HEALTH STOCKHOLDERS'
 MEETING

   RECORD DATE AND TIME   Stockholders of record of 4Health Common Stock as of
                          the close of business on May 26, 1998 (the "4Health
                          Record Date"), are entitled to notice of, and to vote at, the special meeting in lieu of an annual meeting
                          (the "4Health Stockholders' Meeting") of the 4Health
                          Stockholders to be held at 1:00 p.m., local time, on June 30, 1998, at 10549 West Jefferson Blvd., Culver
                          City, CA.

   PURPOSE OF SPECIAL     At the 4Health Stockholders' Meeting, the 4Health
   MEETING                Stockholders will be asked to consider and take action
                          upon the following:

                           1. To approve the Merger Agreement and the
                              consummation of the transactions contemplated thereby;

                           2. Subject to the consummation of the Merger,
                              the election of Messrs. R. Lindsey Duncan,
                              Klee Irwin, Anthony Robbins, Clarke Keough and Jonathan Diamond, to the Board of Directors of 4Health; and if the Merger is not consummated for any reason, the re-election of Ms. Cheryl Wheeler to the Board of Directors of 4Health;

                           3. Subject to the consummation of the Merger,
                              the amendment of the Articles of
                              Incorporation and Bylaws of 4Health to (i) change its name to "Irwin Naturals/4Health, Inc.", (ii) increase the authorization of 4Health Common Stock to 50,000,000 shares and
                              (iii) adopt various provisions regarding the composition of the Board of Directors, nominations for and removal of directors and other management related matters;

                           4. The ratification of Arthur Anderson LLP,
                              independent public accountants, as 4Health's independent auditors for the year 1998; and

                           5. The transaction of such other business as may
                              properly come before the meeting;

                          all as more particularly set forth in the official Notice of Meeting accompanying this Proxy Statement.

   VOTE AND QUORUM
   REQUIRED The Merger and the amendments to the Articles of Incorporation of 4Health must be approved by the holders of a majority of the issued and outstanding 4Health Common Stock. Broker non-votes and abstentions will be considered a vote against the Merger. The election of directors must be approved by a plurality of the votes cast at the 4Health Stockholders' Meeting. Broker non-votes and abstentions are not considered. The holders of 6,588,340 shares of 4Health Common Stock, or approximately 55% of the issued and outstanding 4Health

                          Common Stock, have orally indicated to officers of 4Health their intention to vote their shares in favor of the Merger and the election of directors and the amendments to the Articles of Incorporation of 4Health described above, and, provided 4Health receives proxies from such individuals and stockholders, no additional votes will be required. The Bylaws of 4Health require that at least one-half of the issued and outstanding 4Health Common Stock be represented in person or by proxy at the 4Health Stockholders' Meeting in order to constitute a quorum for conducting business.

   REPRESENTATIVE OF
   ACCOUNTANTS            It is anticipated that a representative of Arthur
                          Andersen LLP will be in attendance at the 4Health
                          Stockholders' Meeting to respond to appropriate questions from the 4Health Stockholders and, if so desired, to make a statement.

PRINCIPAL CONDITIONS      The Merger is conditioned, among other matters, upon
                          the approval of the Merger Agreement by the holders of the majority of the issued and outstanding 4Health
                          Common Stock and of the written consents of Mr. Irwin and his wife as the sole stockholders of IN; the compliance by each of the parties with their respective representations, warranties, and covenants set forth in the Merger Agreement, unless waived by the other party; the absence of any material adverse change in the condition of either party; the absence of material regulatory limitations or prohibitions on the consummation of the transaction or the continuation of the business of the combined enterprise thereafter; the receipt of letters from the independent certified public accountants of both
                          4Health and IN containing certain negative assurances respecting the financial condition of the respective companies as of the Effective Time and confirming the method of accounting for the Merger; the continued listing of 4Health Common Stock on the NSM, and certain other miscellaneous conditions. See
                          "APPROVAL OF THE MERGER -- Principal Conditions."

                          The Merger could be terminated even after approval by the 4Health Stockholders and IN Stockholders if one or more of the other conditions is not satisfied or waived by the parties. If the Merger fails to close as a result of either IN or 4Health failing to satisfy certain required conditions, under certain circumstances the party failing to meet such conditions shall pay the other party a fee of $200,000, which shall include the other party's costs.

                          Except for filing Merger documents with appropriate state agencies and compliance with applicable securities laws, no federal or state regulatory requirements must be met as a condition to completion of the Merger.

DISSENTERS' RIGHTS OF
 APPRAISAL                The Utah Revised Business Corporation Act does not
                          provide for dissenters' rights in connection with shares that were listed on the NSM on the record date fixed to determine the shareholders entitled to receive notice of the meeting at which the transaction is to be approved. Since the 4Health
                          Common Stock was listed on the NSM on the 4Health
                          Record Date, 4Health Stockholders will not be entitled to any dissenters' rights in connection with the Merger.

REASONS FOR THE MERGER

     - The Merger should enable 4Health to expand its current business.

     - By virtue of the Merger, 4Health will acquire new, and expand existing, channels of distribution.

     - 4Health and IN are complementary in their strengths, with 4Health being particularly strong in clinically supported product formulations, distribution through health food stores, customer service, and research and development, and with IN being particularly strong in marketing, packaging, pricing and distribution through the food, drug and mass market channels of distribution, as well as in international distribution.

     - IN has experienced a significant rate of growth within a relatively short period of operations and, being substantially debt free, provides a solid financial base and the prospect for strong income growth from combined operations of the Surviving Corporation.

     - Since both IN and 4Health are in the same business, certain economies of scale and efficiencies may be expected by combining operations, and integrating the operations of the two companies will not be unduly difficult.


CONFLICTS OF INTEREST     Substantial conflicts of interest were involved in
                          the determination of the terms of the Merger, including the Conversion Ratio.

                          The terms of the Merger and the Conversion Ratio were negotiated by management of IN and 4Health, principally Klee Irwin and R. Lindsey Duncan, and approved unanimously by their Boards of Directors.
                          At the Effective Time, the Surviving Corporation will enter into new substantially similar three-year employment agreements with Klee Irwin and R. Lindsey Duncan, providing for annual base salaries of $350,000 and $225,000, respectively, annual bonuses and the right to participate in employee benefits. Klee Irwin and R. Lindsey Duncan will be elected to the Board of Directors of the Surviving Corporation. 4Health has not secured an independent appraisal of IN or a fairness opinion. See "RISK FACTORS", "APPROVAL OF THE MERGER -- Determination of Terms" and "Conflicts of Interest" and "MANAGEMENT OF THE SURVIVING CORPORATION - Employment Agreements."

COMPARATIVE HISTORICAL AND
 PRO FORMA PER SHARE
 INFORMATION              The following table presents certain comparative per
                          share data of 4Health and IN on a historical and pro forma basis. The data should be read in conjunction with the historical and pro forma financial information and the notes thereto contained elsewhere in this Proxy Statement.

                                                                                     Pro Forma Equivalent
                                        4Health        IN             Pro Forma      --------------------
                                        Historical     Historical     Combined               IN(1)
                                        ----------     ----------     ---------              -----

                                                             March 31, 1998
                                        -----------------------------------------------------------------
Book value per share of Common
   Stock                                $0.27          $54.19         $0.19          $45.12

Cash dividends per share of Common
   Stock                                None           $4.92          $0.01          $2.79

Income (loss) per common share -
   basic                                -$14.75        $0.04          $8.66

                                                             December 31, 1997
                                        -----------------------------------------------------------------
Cash dividends per share of
   Common Stock                         None           $8.87          $0.02          $5.04

Income (loss) per common share-basic    $(0.57)        $17.58         $(0.20)        $(48.36)

                                                             December 31, 1996
                                        -----------------------------------------------------------------
Cash dividends per share of Common      None           None           None           None
   Stock

Income (loss) per common share-basic    $(0.26)        $11.64         $(0.07)        $(16.85)

                                                             December 31, 1995
                                        -----------------------------------------------------------------
Cash dividends per share of Common      None           $2.55          $0.01          $1.64
   Stock

Income (loss) per common share-basic    $0.08          $1.81          $0.03          $8.16

-------------------------

(1) The IN pro forma equivalent information represents the amount attributable to one share of IN Common Stock, based on the Conversion Ratio of 241.37931, I.E. the "Pro Forma Combined" amount multiplied by 241.37931.

-------------------------

MARKET VALUE OF
4HEALTH COMMON STOCK      The 4Health Common Stock is traded on the
                          over-the-counter market and is included in the NSM under the symbol "HHHH." The following table sets forth the closing sales price for the Common Stock, as reported by NSM, as of the date preceding the first public announcement of the proposed Merger, October 13, 1997, and as of June 12, 1998, immediately prior to the date of this Proxy
                          Statement.

                                   4Health Common Stock
                                   Closing Sales Price
                                   --------------------
October 13, 1997                        $5.0625
June 12, 1998                           $6.75

--------------------

RISK FACTORS              Completion of the Merger and the exchange of IN
                          Common Stock and for shares of 4Health Common Stock is subject to certain risks (see "RISK FACTORS"), including the following:

                          - Conflicts of interest in the negotiation of the transaction for certain directors of 4Health and IN.

                          - No assurance of adequate value for the 4Health Common Stock

                          - No assurance as to the trading market for the 4Health Common Stock

                          - Lack of an independent opinion regarding the fairness of the terms of the Merger and the Conversion Ratio

                          - Substantial and immediate dilution in book value for the 4Health Stockholders

                          -   Change in control of 4Health

                          - Potential adverse effect of the Conversion Ratio on the market price for 4Health Stock

                          - Negative effects of the proposed amendments to the Articles of Incorporation and Bylaws that will govern the Surviving Corporation

                          - The risks associated with the recent organization of the businesses of IN and 4Health

                          - Possible adverse consequences of changes in governmental regulations concerning the Surviving Corporation's products

                          - Risks associated with the planned expansion of the Surviving Corporation's targeted markets

                          - The market concentration of the Surviving Corporation's sales and reliance on certain major customers

                          - Reliance of the Surviving Corporation on a limited number of products

                          - Competition in the Surviving Corporation's area of business

                          - Dependence on certain key members of the Surviving Corporation's management, especially R. Lindsey Duncan and Klee Irwin

                          - Lack of long-term contracts with 4Health's manufacturers and distributors

                          - The Surviving Corporation's policy with respect to returns and customer warranties

                          -   Potential trademark infringements

                          -   Year 2000 issue

VOTE REQUIRED FOR APPROVAL OF THE MERGER--
CONTROL BY OFFICERS AND DIRECTORS

     4HEALTH Completion of the Merger is subject to approval by the holders of a majority of the issued and outstanding shares of 4Health Common Stock. Directors, executive officers, and certain stockholders of 4Health holding an aggregate of 6,588,340 shares, or approximately 55% of the shares issued and outstanding, have indicated their intention to vote in favor of the proposals to be submitted to the stockholders for their consideration, and, provided 4Health receives proxies from such individuals and stockholders, the vote of no other stockholders will be required to approve the Merger. Broker non-votes and abstentions will be considered a vote against the Merger.

     IN Completion of the Merger is subject to approval by the holders of a majority of the issued and outstanding IN Common Stock. Klee Irwin and his wife hold an aggregate of 65,250 shares of IN Common Stock, representing all of the shares of IN Common Stock issued and outstanding. Mr. Irwin has approved the Merger and has agreed to secure his wife's consent thereto. Mr. Irwin has also waived any dissenters' rights he may have under California law and agreed to secure a similar waiver from his wife.

ACCOUNTING TREATMENT      The Merger will be accounted for as a "pooling of
                          interests" by 4Health and IN.  See "APPROVAL OF THE
                          MERGER -- Accounting for the Merger."

TAX CONSEQUENCES          IN and 4Health will not obtain a private revenue
                          ruling from the Internal Revenue Service regarding the federal income tax consequences of the Merger with respect to any person. See "TAX CONSEQUENCES."

                          4Health believes the Merger will qualify as a tax-free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and 4Health will be party to the reorganization within the meaning of section 368(b) of the Code. As such, no gain or loss will be recognized by 4Health on the completion of the Merger.

RESTRICTIONS ON RESALE OF
4HEALTH COMMON STOCK      No shares of 4Health Common Stock to be issued to
                          holders of IN Common Stock will be transferable
                          unless registered under the Securities Act, or unless
                          an exemption from the registration requirements of
                          the Securities Act is available, and the transferring
                          shareholder shall provide 4Health with an opinion of
                          counsel, reasonably acceptable to 4Health, to such
                          effect.  Klee Irwin shall have the right to make up
                          to three demands of the Surviving Corporation to
                          register for resale the shares of 4Health Common
                          Stock issuable in the Merger under the Securities
                          Act.  The Surviving Corporation will bear all of the
                          costs associated with the preparation and filing of
                          any such registration statement, including all filing
                          fees, legal, accounting and printing costs but shall
                          not be required to pay the legal or accounting costs
                          or underwriting fees and expenses, if any, incurred
                          by any former IN stockholder.   See "APPROVAL OF THE
                          MERGER -- Restrictions on Transfer of 4Health Common
                          Stock."

                                    DEFINITIONS
--------------------------------------------------------------------------------

     As used in this Proxy Statement, the following terms have the meanings indicated below:

     CLOSING--The closing of the Merger, to occur as soon as practicable (but in any event within two business days) after the satisfaction or, if permissible, waiver of the conditions set forth in the Merger Agreement, or at such other date, time and place as 4Health and IN may agree.

     CLOSING DATE--The date as of which the Closing occurs.

     CODE--The Internal Revenue Code of 1986, as amended.

     COMMISSION--The United States Securities and Exchange Commission.

     CONVERSION RATIO--The ratio set forth in the Merger Agreement pursuant to which each share of IN Common Stock outstanding immediately prior to the Effective Time and not held by a stockholder perfecting his or her dissenter's rights will be converted into 241.37931 shares of 4Health Common Stock.

     EFFECTIVE TIME--A date to be selected by 4Health and IN subsequent to Closing and the satisfaction or waiver of all the conditions to the Merger set forth in the Merger Agreement, on which the Merger of IN with and into 4Health will be completed.

     EXCHANGE ACT--The Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

     4HEALTH COMMON STOCK--The common stock of 4Health, par value $0.01 per share.

     4HEALTH RECORD DATE--May 26, 1998, the date set for taking a record of the 4Health Stockholders entitled to notice of and to vote at the 4Health Stockholders' Meeting.

     4HEALTH STOCKHOLDERS' MEETING--The special meeting in lieu of annual meeting of 4Health Stockholders to be held June 30, 1998, for the purpose of voting on the Merger and other matters.

     4HEALTH STOCKHOLDERS--The stockholders of record of 4Health.

     LTSIP--The 4Health, Inc. 1996 Long-Term Stock Incentive Plan.

     MERGER--The merger of IN with and into 4Health, with 4Health as the Surviving Corporation.

     MERGER AGREEMENT--The Amended and Restated Agreement and Plan of Merger dated as of December 24, 1997, as amended and restated on April 2, 1998 and May 22, 1998, among 4Health, IN and Irwin.

     NSM--The NASDAQ National Market.

     SURVIVING CORPORATION--4Health, as the survivor of the Merger, will continue in existence subsequent to the Effective Time under the name "Irwin Naturals/4Health, Inc."

     TRANSFER AGENT--American Securities Transfer & Trust, Inc. 938 Quail Street, Suite 101, Lakewood, Colorado 80215. The telephone number of the Transfer Agent is (303) 234-5300.

--------------------------------------------------------------------------------

                                     RISK FACTORS

--------------------------------------------------------------------------------

     The Merger involves certain risks to 4Health Stockholders, who should consider the following cautionary statements which describe all material risks to 4Health Stockholders, in addition to any negative implications in the materials set forth elsewhere in this Proxy Statement, in considering the Merger. See also the discussion on page 1 entitled "Disclosure Regarding Forward-Looking Statements."

RISKS RELATED TO THE MERGER

     CONFLICTS OF INTEREST IN DETERMINING TERMS OF THE TRANSACTION

     The terms of the transaction were determined through negotiations between IN and 4Health management, including R. Lindsey Duncan and Klee Irwin. The Surviving Corporation will enter into new substantially similar three-year employment agreements with R. Lindsey Duncan and Klee Irwin that provide, among other things, for annual base salaries of $225,000 and $350,000, respectively, annual bonuses, as well as employee health and welfare benefits. As a result, these individuals, both of whom comprise the managements of 4Health and IN, and are the principal shareholders of 4Health and IN, respectively, were subject to substantial conflicts of interest in negotiating the terms of the Merger. Therefore, the determination of the Conversion Ratio and the other terms of the Merger should not be considered the result of arm's length negotiation on behalf of 4Health and IN. The terms of the Merger have been approved unanimously by the Board of Directors of 4Health, including the non-employee director. See "APPROVAL OF THE MERGER -- Determination of Terms" and "--Conflicts of Interest."

     CONVERSION RATIO; NO ASSURANCE OF VALUE OF 4HEALTH COMMON STOCK

     The Conversion Ratio represents a determination merely for the purpose of calculating the number of shares of 4Health Common Stock to be issued in exchange for each outstanding share of IN Common Stock as of the Effective Time. Such calculation does not, and is not intended to, reflect the value of IN, either before or after giving effect to the Merger; or the amount that could be realized following the Merger on the sale by the former IN Stockholders of the 4Health Common Stock received by them in the Merger. See "APPROVAL OF THE MERGER -- Determination of Terms."

     POTENTIAL LACK OF NSM TRADING MARKET FOR 4HEALTH COMMON STOCK

     4Health's Common Stock is traded on NSM under the symbol "HHHH." 4Health has applied to NSM to have the listing of the 4Health Common Stock on NSM maintained following the Merger. There can be no assurance that 4Health's request will be granted. If the 4Health Common Stock is not included on the NSM system, 4Health believes that they will be included for trading on the Nasdaq SmallCap-SM- Market. The lack of inclusion of the 4Health Common Stock on NSM or any other recognized exchange may adversely affect the price and liquidity of 4Health Common Stock. IN's obligation to complete the Merger is conditioned on, among other things, 4Health maintaining the NSM listing for the 4Health Common Stock.

     LACK OF AN APPRAISAL OR AN INDEPENDENT OPINION REGARDING FAIRNESS

     4Health has not obtained an appraisal of the value of IN and neither 4Health nor IN has obtained an opinion from any qualified independent expert regarding the fairness of the Merger from a financial point of view to either 4Health or IN or their respective stockholders.

     SUBSTANTIAL AND IMMEDIATE DILUTION TO 4HEALTH STOCKHOLDERS

     Dilution to the 4Health Stockholders following the Merger will result from the difference between the net tangible book value of the 4Health Common Stock prior to the Merger and the book value of the 4Health Common Stock following the Merger, after giving effect to the Conversion Ratio. As of March 31, 1998, 4Health had a net tangible book value of $2,802,786, or approximately $0.23 per share. On a pro forma basis after the Merger, assuming that no IN Stockholders exercise their dissenters' rights, the Surviving Corporation will have a net tangible book value of $4,717,987, or approximately $0.17 per share, or approximately a 26% decrease in net tangible book value per share. See "PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION." See "APPROVAL OF THE MERGER -- Dilution and Comparative Data."

     The IN Stockholders following the Merger will also experience a decrease in net tangible book value per share of the IN Common Stock prior to the Merger relative to the net tangible book value per share of the 4Health Common Stock following the Merger, after giving effect to the Conversion Ratio. As of March 31, 1998, IN had a net tangible book value attributable to the IN Common Stock of $3,536,201, or approximately $54.19 per share. On a pro forma basis after the Merger, assuming that no IN Stockholders exercise their dissenters' rights, the Surviving Corporation would have a net tangible book value of $4,717,987, or approximately $0.17 per share of 4Health Common Stock. Inasmuch as, in accordance with the Conversion Ratio, each share of IN Common Stock will be converted into 241.37931 shares of 4Health Common Stock, the IN Stockholders immediately prior to the Effective Time will convert shares that had a net tangible book value as of March 31, 1998, of $54.19 per share to 241.37931 shares of 4Health Common Stock with a pro forma combined net tangible book value of $41.07 per share. See "APPROVAL OF THE MERGER -- Dilution and Comparative Data."

     CHANGE IN CONTROL OF 4HEALTH

     The 4Health Stockholders who currently hold all of the issued and outstanding 4Health Common Stock and who are entitled to elect directors and to vote on such other actions presented to the 4Health Stockholders will, upon and as a result of the Merger and the 4Health and IN Conversion Ratio, hold only approximately 43% of the issued and outstanding common stock of the Surviving Corporation and Klee Irwin and his wife Margarethe Irwin will jointly own approximately 57% of the issued and outstanding common stock of the Surviving Corporation. Consequently, the 4Health Stockholders will suffer a substantial dilution to their voting power and, subject to certain restrictions embodied in the proposed Amendments to the 4Health Articles of Incorporation and Bylaws, Klee and Margarethe Irwin will acquire voting control of 4Health. See "AMENDMENTS OF THE 4HEALTH ARTICLES OF INCORPORATION AND BYLAWS" herein and in Appendix B attached hereto.

     NEGATIVE EFFECTS OF CERTAIN PROPOSED AMENDMENTS TO THE ARTICLES OF INCORPORATION AND BYLAWS

     In connection with the Merger, 4Health will effect certain amendments to its Articles of Incorporation and Bylaws which are set forth in greater detail and discussed in "AMENDMENTS OF THE 4HEALTH ARTICLES OF INCORPORATION AND BYLAWS" herein and Appendix B attached hereto. These provisions may have significant effects on the ability of the stockholders of the Surviving Corporation to change the composition of the incumbent Board of Directors. Accordingly, such provisions may discourage certain types of transactions that involve an actual or threatened change of control of the Surviving Corporation by making it more difficult and time-consuming to change majority control of the Board of Directors. This, in turn, may reduce the possibility of success of unsolicited offers to acquire the Surviving Corporation and, in such circumstances, may deprive stockholders of obtaining a premium for their shares.

     POTENTIAL DILUTION TO 4HEALTH STOCKHOLDERS DUE TO ADDITIONAL SHARES THAT MAY BE OFFERED FOR SALE

     Following completion of the Merger, the Surviving Corporation will have an authorized capitalization of 5,000,000 shares of Preferred Stock, none of which will be outstanding, and 50,000,000 shares of Common Stock, of which 27,753,484 shares will be issued and outstanding, 748,203 will be reserved for issuance on the exercise of outstanding options, and 1,250,000 shares will be reserved for issuance on the potential exercise of outstanding warrants. Accordingly, the Surviving Corporation will have 5,000,000 shares of Preferred Stock and 20,248,313 shares of Common Stock available for issuance upon such terms and conditions as the Board of Directors may determine in accordance with Utah Law. There is no requirement to obtain stockholder approval for the issuance of additional shares, except under certain limited circumstances provided in the rules required to maintain inclusion of the 4Health Common Stock on the NSM, if such shares are then listed on the NSM. It should be noted that the availability of additional shares could render more difficult or discourage a takeover attempt. For example, the issuance of additional Common Stock or Preferred Stock convertible into common stock in a public or private sale, merger, or similar transaction would increase the number of 4Health's outstanding shares of common stock and thereby could dilute the proportionate interest of a party attempting to gain control of 4Health.

RISKS RELATED TO THE BUSINESS OF THE SURVIVING CORPORATION

     LIMITED OPERATING HISTORY

     Since 4Health was organized in February 1993 and IN was organized in August 1995, each of them has introduced a number of its products and established initial marketing outlets through health food stores; health care providers; food, drug and mass market channels of distribution as well as internationally. These activities, to be conducted by the Surviving Corporation following the Merger, are anticipated to be expanded substantially, utilizing in part the capital provided by IN in the Merger to expand current distribution channels, introduce new products, enter new markets, and in general to expand the Surviving Corporation's activities and operations. Because of the nature and extent of any such expansion, the accompanying results of operations for previous periods may not necessarily be indicative of the results of operations in the future. While 4Health and IN have each been successful in expanding their respective markets and distributors to date, both of them have been in operation for a limited amount of time, and there can be no assurance that the Surviving Corporation will be able to successfully continue to expand in the future. Further, there can be no assurance that expenditures of funds to expand current distribution channels, introduce new products, enter new markets, and in general to expand the Surviving Corporation's activities and operations, will be successful in generating incremental profitable revenue.

     DIFFICULTY OF STRICT COMPLIANCE WITH GOVERNMENTAL REGULATION

     The processing, formulation, packaging, labeling and advertising of 4Health's and IN's products are subject to regulation by more than one federal agency. Congress has recognized the potential impact of dietary supplements in promoting the health of US citizens by enacting the Dietary Supplemental Health Education Act of 1994 ("DSHEA") which limits the jurisdiction of the Food and Drug Administration (the "FDA") in regulating dietary supplements. Further, because of the broad language of certain sections of DSHEA and the regulations which implement it, it is difficult for any company manufacturing or marketing dietary supplements to remain in strict compliance.

     On November 24, 1997, the Commission on Dietary Supplement Labels, a seven member group appointed by the President of the United States (the "DSL Commission"), issued a 84 page report (the "Report") which includes many recommendations for the regulation of label claims and statements for dietary supplements. The DSL Commission's conclusions and advice are in the form of a series of Findings and Guidances and its ultimate recommendations are called Recommendations. Section 12 of DSHEA requires the FDA to publish in the Federal Register "a notice of any recommendation of the Commission for changes in regulations of the Secretary for the regulation of dietary supplements and shall include in such notice a notice of proposed rule-making on such changes together with an opportunity to present views on such changes."

     CONCENTRATION OF CUSTOMERS

     4Health and IN each received approximately 6.3% and 12.8%, respectively, of its revenues from a single customer during 1997, General Nutritional Centers ("GNC"). Neither 4Health nor IN have any long-term contractual relationship with GNC or any other customer. The loss of this customer would have an adverse impact on the business of the Surviving Corporation.

     RELIANCE ON LIMITED NUMBER OF PRODUCTS

     4Health currently offers approximately 35 products and derived more than 12% of its revenues during 1997 from the sale of one product, Ultimate Cleanse-Registered Trademark-. IN currently offers approximately 34 products and derived more than 25% of its revenues during 1997 from the sale of Diet System 6. As a result of the limited number of products from which the Surviving Corporation will derive its revenue, the risks associated with the Surviving Corporation's business increase since a decline in market demand for one or more such products, for any reason, could have a significant adverse impact on the Surviving Corporation.

     STRENGTH OF SURVIVING CORPORATION'S COMPETITORS

     Competition in the nutritional supplement industry is vigorous with a large number of businesses engaged in the industry. Its operations in the mass market of drug store and grocery store retail outlets will expose the Surviving Corporation to increased competition from vitamin and other health related products that will be competing for the same shelf space. Many of the competitors have established reputations for successfully developing and marketing nutritional supplement products. Many of such companies have greater financial, managerial, and technical resources than will be available to the Surviving Corporation, which may put it at a competitive disadvantage. For example, such channels of distribution also often require the expenditure of significant up front capital to capture shelf space, which will put the Surviving Corporation at a competitive disadvantage to better capitalized firms. If the Surviving Corporation is not successful in competing in this market, it may not be able to realize its business objectives.

     DEPENDENCE ON MANAGEMENT

     4Health and IN are, and after the Merger the Surviving Corporation will continue to be, dependent on its management, particularly R. Lindsey Duncan, Chairman of the Board, and Klee Irwin, Chief Executive Officer, for substantially all of its business activities, including the development of new products and the advancement of the Surviving Corporation's identity and recognition in the nutritional supplement industry. The loss of the services of either Mr. Duncan or Mr. Irwin could have a material adverse effect on the business, operations and financial condition of the Surviving Corporation.

     NO LONG-TERM CONTRACTS WITH MANUFACTURERS OR DISTRIBUTORS

     4Health and IN each purchase all of their products from third-party manufacturers pursuant to purchase orders issued from time to time by 4Health and IN, respectively, but without any long-term manufacturing agreements. In the event that a current manufacturer is unable to meet the Surviving Corporation's manufacturing and delivery requirements at some time in the future, the Surviving Corporation may suffer interruptions of delivery of certain products while it establishes an alternative source. The selection of alternative manufacturing sources may be delayed while the Surviving Corporation completes a review of the proposed manufacturer's quality control, raw material sources, and manufacturing and delivery capabilities.

     CUSTOMER GUARANTY OF SATISFACTION; RIGHT OF RETURN

     In an effort to build customer confidence and satisfaction, each of 4Health and IN warrants satisfaction and grants to its customers the right to return for full credit any product that is unsatisfactory to the customer or that is shelf-worn or stale merchandise. There can be no assurance that such a policy will not result in material product returns in the future as the Surviving Corporation substantially expands its product lines and enters new markets.

     POTENTIAL TRADEMARK INFRINGEMENT

     The conduct of 4Health's and IN's business, in common with other sellers of branded consumer products, may involve from time to time potential liability for trademark infringement. There can be no assurance that the Surviving Corporation will not suffer adverse financial consequences as a result of legally established third party claims to first use of trade or service marks used by the Surviving Corporation.

     YEAR 2000 ISSUE

     4Health and IN have conducted a review of their respective computer systems to identify the systems that could be affected by the "Year 2000" issue. The Year 2000 problem is the result of computer programs being written using two digits (rather than four) to define the applicable year and equipment with time-sensitive embedded components. Any of the Surviving Corporation's programs that have time-sensitive software or equipment that has time-sensitive embedded components may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a major system failure or miscalculations. Although no assurances can be given because of the potential wide scale manifestations of this problem which may affect the Surviving Corporation's business, 4Health presently believes that the Year 2000 problem will not pose significant operational problems for the Surviving Corporation's computer systems and that the Year 2000 problem will have no material impact on the cost of operation of the Surviving Corporation.

          The Surviving Corporation also may be vulnerable to other companies' Year 2000 issues. 4Health's current estimates of the impact of the Year 2000 problem on the Surviving Corporation's operations and financial results do not include costs and time that may be incurred as a result of any vendors' or customers' failure to become Year 2000 compliant on a timely basis. The Surviving Corporation will initiate formal communications with all of its significant vendors and customers with respect to such persons' Year 2000 compliance programs and status. However, there can be no assurance that such other companies will achieve Year 2000 compliance or that any conversions by such companies to become Year 2000 compliant will be compatible with the Surviving Corporation's computer system. The inability of the Surviving Corporation or any of its principal vendors or customers to become Year 2000 compliant in a timely manner could have a material adverse effect on the Surviving Corporation's financial condition or results of operations.

                                     PROPOSAL 1

                               APPROVAL OF THE MERGER


TERMS OF THE MERGER

     On January 7, 1998, 4Health, IN and Klee Irwin executed the Merger Agreement, dated as of December 24, 1997, that provides for the merger of IN with and into 4Health. On April 2, 1998 and May 22, 1998, the Merger Agreement was amended and restated. The Merger Agreement was negotiated and signed in accordance with the general terms set forth in an exchange of correspondence culminating in a final letter of intent dated October 13, 1997, from 4Health and accepted by IN. The Merger Agreement was approved by the Board of Directors of 4Health by their unanimous consent dated January 7, 1998 and by the Board of Directors of IN by their unanimous consent dated December 29, 1997, and the amendments thereto were respectively approved as of April 2, 1998 and May 22, 1998, upon unanimous written consent. The full text of the Merger Agreement, is attached to this Proxy Statement as Appendix "A" and incorporated herein by reference. 4Health Stockholders are urged to review that document for detailed information as to the terms, covenants, and conditions of the Merger. The information set forth in this Proxy Statement is a summary of the material terms of the Merger Agreement and is qualified in its entirety by the specific language of the Merger Agreement.

     The principle executive offices of 4Health are located at 5485 Conestoga Court, Boulder, Colorado 80301, telephone number: (303) 546-6306. The principle executive offices of IN are located at 10544 West Jefferson Blvd., Culver City, CA 90232, telephone number: (310) 253-5305.

     Under the Merger Agreement, IN will be merged with and into 4Health, with the effect that IN, a California corporation, will be dissolved and 4Health will continue as the surviving corporate entity, with its name changed to "Irwin Naturals/4Health, Inc."

     At the Effective Time, all 65,250 shares of IN Common Stock outstanding will be converted into an aggregate of 15,750,000 shares of 4Health Common Stock in accordance with the Conversion Ratio, which provides that 241.37931 shares of 4Health Common Stock will be issued for each share of IN Common Stock outstanding at the Effective Time.

     No fractional shares of 4Health Common Stock will be issued to stockholders of IN, and the Conversion Ratio shall be appropriately adjusted if necessary so that a maximum of 15,750,000 whole shares of 4Health Common Stock are issued in the Merger.

     As part of the Merger, the Articles of Incorporation of 4Health will be amended to (i) change its name to "Irwin Naturals/4Health, Inc.," (ii) increase the authorization of 4Health Common Stock to 50,000,000 shares and (iii) adopt various provisions regarding the composition of the Board of Directors, the nominations for and removal of directors and other management related matters. See "AMENDMENTS OF THE 4HEALTH ARTICLES OF INCORPORATION AND BYLAWS."

     Pursuant to the Merger Agreement and the Articles of Merger, and subject to shareholder approval, if the Merger is consummated the Board of Directors of the Surviving Corporation will consist of R. Lindsey Duncan, Klee Irwin, Anthony Robbins, Clarke Keough and Jonathan Diamond. See "ELECTION OF DIRECTORS."

     For a discussion of the principal federal income tax consequences of the Merger to 4Health and its Stockholders, see "TAX CONSEQUENCES."

BACKGROUND OF THE MERGER

     In mid-1997, 4Health began a search for a strategic partner. 4Health management believed that 4Health's lack of experience in mass markets was limiting its future sales growth and reducing 4Health's ability to generate significant economies of scale with respect to cost of goods sold, due to increased sales volumes.

     In April 1997, R. Lindsey Duncan, Chief Executive Officer and President of 4Health, contacted Mr. Charles Paz, an independent management consultant, to assist 4Health in identifying potential acquisition candidates and negotiating the terms of any acquisition. Mr. Paz was aided in his efforts on behalf of 4Health by Mr. Roy E. Dahlen and Mr. Ken Bodger. Both Mr. Dahlen and Mr. Bodger are long-time business associates of Mr. Paz who have worked with Mr. Paz on corporate acquisitions in which Mr. Paz has been involved over the past ten years. Mr. Bodger's principal role is conducting due diligence concerning potential acquisition or merger candidates, and Mr. Dahlen's principal role is to assist in tax and accounting issues. Mr. Bodger served as the Vice-Chairman and a partner of a small leveraged buy-out firm from 1985 to 1993. Mr. Dahlen has been engaged in private practice as a Certified Public Accountant and management consultant since 1995. As compensation for their services to 4Health in negotiating the terms of the Merger, the Surviving Corporation will issue a promissory note in the amount of $210,000 to each of Messrs. Paz, Dahlen and Bodger.

     In June 1997, 4Health's management had identified eight companies with mass market distribution as potential strategic partners. Certain of these potential partners were eliminated from consideration because of unique circumstances, E.G., two candidates pursued alternate transactions, another was involved in complex shareholder litigation and another was not interested in a combination with 4Health. IN was 4Health's first choice of the remaining candidates because of its significant international and mass market sales and its successful business operations in comparison to the other identified companies and for the other reasons listed below.

     In July 1997, Messrs. Duncan, Paz and Bodger began discussions with Klee Irwin, President of IN, concerning a possible merger of the two companies. From time to time thereafter, representatives of 4Health (Messrs. Duncan, Paz and Bodger) and IN (Mr. Irwin and Mr. Andrew Vollero, Jr., a financial consultant to
IN) would meet or telephone each other to discuss a business relationship between the two companies. After numerous discussions between Mr. Duncan and Mr. Irwin during the second half of 1997 concerning the potential benefits and terms of a merger between the two companies, 4Health and IN reached agreement that a merger would be in the best interests of both parties. On October 13, 1997, 4Health and IN entered into a letter of intent setting forth the basic terms of the Merger. The parties then proceeded to prepare the necessary documentation to complete the Merger. During the period from late October through mid December 1997, 4Health and its counsel, Satterlee Stephens Burke & Burke LLP conducted its due diligence of IN, and IN and its counsel, Gay Harwin, Esq., conducted its due diligence of 4Health. On January 7, 1998, 4Health, IN and Klee Irwin executed the Merger Agreement.

     Subsequently, first on April 2, 1998 and then on May 22, 1998, the parties to the Merger Agreement agreed to amend and restate the Merger Agreement to provide for the election of Messrs. Clarke Keough, Jonathan Diamond and Anthony Robbins to the Board of Directors of the Surviving Corporation, the appointment of Dan Martin as acting Chief Financial Officer of the Surviving Corporation, and to add a provision to the Bylaws enabling either the Chairman of the Board or the President to seek review and revision by the entire Board of any decisions of the Executive Committee.

REASONS FOR THE MERGER

     4Health believes that the Merger is in the best interests of each of 4Health and its stockholders for the following reasons (which constitute all the material factors relating to the Merger considered by the Board of Directors of 4Health):

     -    The Merger should enable 4Health to expand its current business.

     - By virtue of the Merger, 4Health will acquire new, and expand existing, channels of distribution.

     - 4Health and IN are complementary in their strengths, with 4Health being particularly strong in clinically supported product formulations, distribution through health food stores, customer service, and research and development, and with IN being particularly strong in marketing, packaging, pricing, distribution through the food, drug and mass market channels of distribution as well as in international distribution.

     - IN has experienced a significant rate of growth within a relatively short period of operations and, being substantially debt free, provides a solid financial base and the prospect for strong income growth from combined operations of the Surviving Corporation.

     - Since both IN and 4Health are in the same business, certain economies of scale and efficiencies may be expected by combining operations, and integrating the operations of the two companies should not be unduly difficult. Economies of scale are expected to be realized primarily in three areas:

          A. STAFF - Virtually all staff positions at the 4Health Boulder, CO operation are duplicative of identical positions at the IN operation in Los Angeles. Closing the Boulder operation and laying off staff there will create a significant savings for the combined operation. Net savings between the now separate staffs and the expected new staff of the combined organization are expected to be in the range of $1.5 million per year.


          B. FACILITIES - An elimination of 54,000 square feet of office and warehouse space in Boulder are expected to yield a savings to the merged entity of more than $35,000 per month.

          C. SERVICE PROVIDERS - Phone, transportation, insurance, accounting, consulting, utility and various other service providers are expected to give greater discounts because of the increased volume. Also, many of the services being purchased by the two separate organizations are duplicative and will be eliminated.
               It is expected that more than $200,000 per year will be saved by the efficiency in service needs and costs.

     - In light of 4Health's and IN's respective present financial and operating conditions and future prospects, the Conversion Ratio is fair and reasonable to 4Health's Stockholders.

DETERMINATION OF TERMS

     The Conversion Ratio to be utilized in calculating the number of shares of 4Health Common Stock to be issued in the Merger to each holder of IN Common Stock has been approved unanimously by the Boards of Directors of IN and 4Health.

     In accordance with the Merger Agreement, the shares of IN Common Stock issued and outstanding immediately prior to the Effective Time of the Merger will be converted at the Effective Time into the right to receive an aggregate of 15,750,000 shares of 4Health Common Stock. Specifically, each share of IN Common Stock outstanding immediately prior to the Effective Time will be converted into the right to receive 241.37931 shares of 4Health Common Stock, subject to adjustment in the event that the outstanding shares of IN Common Stock or 4Health Common Stock are changed in the period between execution of the Merger Agreement and the Effective Time into a different number or different class by way of stock dividend, stock split, combination, recapitalization, subdivision, reclassification, conversion, or exchange of shares.

     The Conversion Ratio was determined through ongoing negotiations between IN and 4Health from September 1997 through November 1997, and was based on 4Health's and IN's mutual evaluation of the relative financial strength and prospects of 4Health and IN and other miscellaneous factors.

     Neither 4Health nor IN obtained independent appraisals of the respective values of 4Health and IN or opinions from any qualified independent expert regarding the fairness of the Merger from a financial point of view to either 4Health or IN or their respective stockholders. No such opinion has been obtained in the absence of a requirement to do so due to the substantial costs involved in obtaining such an evaluation, including the costs involved in compensating such an expert for the related liability that would be incurred by such expert in expressing an opinion, and a reliance by the parties on the disclosures set forth herein as a basis for the exercise of independent judgment by each 4Health and IN Stockholder regarding approval of the Merger.

DILUTION AND COMPARATIVE DATA

     The following table sets forth certain information about 4Health and IN, their respective net tangible book values, as well as the net tangible book value of the Surviving Corporation after giving effect to the Merger, the relative ownership of 4Health and IN Stockholders in the Surviving Corporation, and certain other information, all based upon the historical financial information of 4Health and IN and the pro forma unaudited combined financial information of the Surviving Corporation as of March 31, 1998, without giving effect to any changes in the financial condition of either 4Health or IN after such date. See "PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION."



                                                                                             Surviving
                                                             March 31, 1998                 Corporation
                                                   ----------------------------------        Unaudited
                                                      4Health              IN                Pro Forma
                                                    (unaudited)        (unaudited)           Combined
                                                   --------------      --------------      --------------
Net tangible book value contributed                  $  2,802,786        $  3,536,201        $  4,717,987
Shares outstanding . . . . . . . . . .                 11,979,026              65,250          27,729,026
Net tangible book value contributed
  per share. . . . . . . . . . . . . .                      $0.23              $54.19                 N/A
Resulting net tangible book value per
  share adjusted to give effect to the
  Conversion Ratio . . . . . . . . . .                        N/A                 N/A               $0.17
Shares of 4Health Common Stock held
  after the Merger . . . . . . . . . .                 11,979,026          15,750,000          27,729,026
Percentage of Surviving Corporation
  ownership. . . . . . . . . . . . . .                     43.20%              56.80%                100%
Per share net income (loss) for three
  months ended March 31, 1998 - basic
  and diluted. . . . . . . . . . . . .                         --              $14.75               $0.04
Per share dividends for three months
  ended March 31, 1998 . . . . . . . .                       None               $4.92               $0.01


CONFLICTS OF INTEREST

     The principal terms of the Merger were negotiated on behalf of 4Health by
R. Lindsey Duncan, Chairman of the Board and Chief Executive Officer of 4Health, and on behalf of IN by Klee Irwin, Chief Executive Officer of IN, each of whom will also benefit personally from the Merger. On the effectiveness of the Merger, the Surviving Corporation will enter into three-year employment agreements with Mr. Irwin and Mr. Duncan at initial base salaries of $350,000 and $225,000 per annum, respectively; the right to receive an annual bonus equal to 2% of consolidated earnings before income taxes of the Surviving Corporation in excess of $6,000,000 (based on the pro forma combined results of operations of 4Health and IN for the year ended December 31, 1997, no such annual bonus would have been paid out to either Mr. Irwin or Mr. Duncan for the year then ended); and the right to participate in all retirement and welfare, benefit, fringe, perquisite and other plans and programs applicable generally to other key executives of the Surviving Corporation. Under the Merger Agreement, Mr. Irwin and Mr. Duncan will be elected to the Board of Directors and the Executive Committee of the Surviving Corporation for terms expiring at the 2001 annual meeting of the Surviving Corporation's stockholders. See "ELECTION OF DIRECTORS" and "MANAGEMENT OF THE SURVIVING CORPORATION -- Employment Agreements."

     As a result of the foregoing economic benefits to be received by Messrs. Irwin and Duncan, if the Merger is completed, such persons had a substantial conflict of interest in negotiating the terms of the Merger. The Merger has been approved unanimously by 4Health's Board of Directors, including its independent non-employee director.

MANAGEMENT OF THE SURVIVING CORPORATION

     Subject to the consummation of the Merger, the Board of Directors of 4Health has nominated the following persons for election to the Board of Directors of the Surviving Corporation, each to serve for the term indicated and thereafter until his or her successor is elected and qualified. See "ELECTION OF DIRECTORS."


                                                         Term Expires
                         Name                          Annual Meeting in
               -----------------------                 -----------------
               R. Lindsey Duncan(1)(3)                      2001
               Klee Irwin(2)(3)                             2001
               Jonathan Diamond(4)                          2000
               Clarke Keough(4)                             2000
               Anthony Robbins(3)(4)                        1999

-------------------------
(1) Current director and executive officer of 4Health
(2) Current director and executive officer of IN.
(3) Member of the Executive Committee of Surviving Corporation.
(4) Member of the Audit Committee of Surviving Corporation.

-------------------------

     For biographical information for each of the above nominees, see "MANAGEMENT OF THE SURVIVING CORPORATION."

     For a detailed description of the functions and responsibilities of the Executive Committee, see "Special Articles of Incorporation and Bylaw Provisions" below.

     Pursuant to the terms of the Merger Agreement, the following persons will be appointed to the positions set forth opposite their names below, each to serve until his successor is duly elected and qualified:


                         Name                             Office
               -----------------------       ----------------------------------
               R. Lindsey Duncan             Chairman of the Board of Directors
                                             and member of the Executive
                                             Committee
               Klee Irwin                    President, Chief Executive Officer
                                             and member of the Executive
                                             Committee
               Dan Martin                    Acting Chief Financial Officer,
                                             Treasurer and Secretary


VOTING AND REVOCATION OF PROXY

     Shares of 4Health Common Stock that are represented by a proxy properly executed and received prior to the vote at the 4Health Stockholders' Meeting will be voted at the Stockholders' Meeting in the manner directed on the proxy card, unless such proxy is revoked in advance of such vote. If the proxy is returned to 4Health without a specific direction, the proxy will be voted in favor of all the proposals of management submitted to the 4Health Stockholders, including the Merger.

     Inasmuch as the Merger requires the affirmative vote of a majority of all outstanding shares of 4Health Common Stock entitled to vote, failure to return a properly executed proxy card or to vote in person at the 4Health Stockholders' Meeting will have the practical effect of a vote against the Merger. Similarly, an abstention will have the same legal effect as a vote against the Merger.

     Under the rules of the New York Stock Exchange, which are generally observed by brokers that are not members of such Exchange as well as those that are, brokers that hold shares in street or nominee names for a customer do not have the authority to vote on items such as the Merger when they have not received instructions from beneficial owners. Therefore, brokers that do not receive instruction from beneficial owners are not entitled to vote on the Merger. Accordingly, under Utah Law, a broker non-vote, as well as abstentions, while effective to establish a quorum, will have the same effect as a vote against the Merger.

     Any 4Health Stockholder giving a proxy may revoke it at any time prior to the call for the vote at the 4Health Stockholders' Meeting by delivering to 4Health, to the attention of the corporate secretary, 5485 Conestoga Court, Boulder, CO 80301, a written notice of revocation bearing a later date than the proxy or a later dated proxy relating to the same shares, or by attending the 4Health Stockholders' Meeting and voting in person. Attendance at the 4Health Stockholders' Meeting will not in itself constitute the revocation of a proxy.

SOLICITATION OF PROXIES

     The solicitation of proxies is being made by 4Health and 4Health will bear its own costs of soliciting proxies. Proxies will initially be solicited by mail, but executive officers, directors, and selected other employees of 4Health may also solicit proxies in person or by telephone or facsimile. Such persons who solicit proxies will not be specially compensated for such services. Nominees, fiduciaries, and other custodians will be requested to forward soliciting materials to beneficial owners and will be reimbursed for their reasonable expenses incurred in sending proxy materials to beneficial owners.

     HOLDERS OF 4HEALTH COMMON STOCK ARE REQUESTED TO COMPLETE, DATE, AND SIGN THE ACCOMPANYING 4HEALTH STOCKHOLDERS' PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED, PRE-ADDRESSED ENVELOPE TO AMERICAN SECURITIES TRANSFER & TRUST, INC., 938 QUAIL STREET, SUITE 101, LAKEWOOD, COLORADO 80215.

VOTE REQUIRED

     Pursuant to Utah Law, the Merger must be approved by holders of a majority of the shares of 4Health Common Stock outstanding on the 4Health Record Date.
On the 4Health Record Date, there were 12,003,484 shares of 4Health Common Stock outstanding and entitled to vote. Each share of 4Health Common Stock is entitled one vote. The Bylaws of 4Health require that at least one-half of the 4Health Common Stock issued and outstanding as of the 4Health Record Date be represented, in person or by proxy, at the 4Health Stockholders' Meeting in order to constitute a quorum for the conducting of business.

     Directors, executive officers, and certain stockholders of 4Health holding an aggregate of 6,588,340 shares of 4Health Common Stock, or approximately 55% of the shares of 4Health Common Stock issued and outstanding, have orally indicated their intention to vote in favor of the Merger to the directors of 4Health.

RIGHTS OF DISSENTING STOCKHOLDERS

     The Utah Revised Business Corporation Act does not provide for dissenters' rights in connection with shares that were listed on the NSM on the record date fixed to determine the shareholders entitled to receive notice of the meeting at which the transaction is to be approved. Since the 4Health Common Stock was listed on the NSM on the 4Health Record Date, 4Health Stockholders will not be entitled to any dissenters' rights in connection with the Merger.

ACCOUNTING FOR THE MERGER

     The Merger will be accounted for under the "pooling of interests" method of accounting, in accordance with generally accepted accounting principles. The pooling-of-interests method of accounting is intended to present as a single interest the 4Health and IN common stockholder interests that were previously independent and the combined rights and risks represented by those interests. That method shows that the stockholder groups neither withdraw nor invest assets but in effect exchange voting common stock in a ratio that determines their respective interests in the combined enterprise.

PAYMENT IN LIEU OF ISSUING FRACTIONAL SHARES

     No fractional shares of 4Health Common Stock will be issued in connection with the Merger and the Conversion Ratio shall be appropriately adjusted if necessary so that only whole shares of 4Health Common Stock are issued in the Merger.

PRINCIPAL CONDITIONS

     BOTH 4HEALTH AND IN

     Completion of the Merger is subject, pursuant to the Merger Agreement, to the satisfaction of certain conditions, including the following:

          (a) This Proxy Statement shall have been cleared by the Staff of the Commission for mailing to 4Health Stockholders;

          (b) The Merger shall have been approved and adopted upon written consent or by the requisite vote of the stockholders of both 4Health and IN;

          (c) No governmental agency or authority shall have taken any action with the effect of making the Merger illegal or otherwise prohibited;

          (d) All approvals, waivers and/or consents required to be issued by any governmental entity or otherwise respecting the Merger, the Merger Agreement and the consummations of the transactions contemplated thereby shall have been timely obtained;

          (e) 4Health shall have executed and delivered three substantially identical promissory notes each in the amount of $210,000 payable to the respective order of Messrs. Charles Paz, Roy Dahlen and Ken Bodger, as payment for services rendered in connection with the Merger; and

          (f) The officers and directors of the Surviving Corporation who shall be in office immediately after the Merger shall each receive an Indemnity Agreement executed and delivered by 4Health.

The foregoing conditions cannot be waived.

     4HEALTH

     In addition to the foregoing, the obligations of 4Health to effect the Merger are subject to certain further conditions, including the following:

          (a)  No dissenters' rights have been asserted by IN Stockholders;

          (b) The satisfaction by IN of the representations, warranties, covenants, and conditions of IN in the Merger Agreement;

          (c) 4Health shall have received an opinion of IN's counsel with respect to certain matters;

          (d) 4Health shall have received a letter from the independent public accountants for IN with respect to certain matters;

          (e) IN must not have determined to withhold any amount from the Merger consideration pursuant to the tax withholding provisions of section 3406 of the Code, or of Subchapter A of Chapter 3 of the Code, or of any other provision of law;

          (f) The shares of 4Health Common Stock issued in the Merger shall have been listed for trading on the NSM;

          (g) R. Lindsey Duncan shall have received a three year employment agreement with the Surviving Corporation; and

          (h) Compliance with miscellaneous other terms, covenants, and conditions.

Any of the above conditions may be waived by the Board of Directors of 4Health, in the exercise of its business judgement; however, the Board has not indicated that it intends to so do.

     IN

     The obligations of IN to effect the Merger are subject to certain further conditions, including the following:

          (a) The satisfaction by 4Health of the representations, warranties, covenants, and conditions of 4Health in the Merger Agreement;

          (b) IN shall have received an opinion of 4Health's counsel with respect to certain matters;

          (c) IN shall have received a letter from the independent public accountants for 4Health with respect to certain matters;

          (d) The shares of Common Stock issued in the Merger shall have been listed for trading on the NSM;

          (e) Klee Irwin shall have received a three year employment agreement with the Surviving Corporation; and

          (f) Compliance with miscellaneous other terms, covenants, and conditions.

Any of the above conditions may be waived by the Board of Directors of IN, in the exercise of its business judgement; however, it has not indicated that it intends to do so.

     4Health will resolicit proxies in the event of material changes to the terms of the Merger as disclosed in the Proxy Statement other than any waiver by 4Health or IN of any of the waivable conditions to the Merger set forth in the Merger Agreement, including in the event of any change to the Conversion Ratio that would result in the Irwins owning more than 57% of the outstanding shares of the Surviving Corporation immediately after the Merger.

     There are no federal or state regulatory requirements or approvals that must be complied with or obtained in connection with the Merger, other than filing the Articles and Plan of Merger with appropriate state agencies and compliance with applicable securities laws.

EXPENSES OF THE MERGER

     Except as described below, in the event the Merger is not consummated all expenses incurred by 4Health and IN in connection with effecting the Merger will be borne by the party that has incurred such expenses. In the event the Merger is consummated, all expenses incurred in connection with the Merger and the transactions contemplated thereby will be paid by the Surviving Corporation. In the event the Merger is terminated due to a party's willful breach of any representation, warranty, or covenant or the failure of IN's stockholders to approve the Merger, such party is obligated to pay the other party $200,000 as liquidated damages, which amount is inclusive of all of the other party's expenses. 4Health and IN estimate that the expenses of preparing and filing this Proxy Statement plus printing expenses, accounting, legal, and filing fees, solicitation costs, and miscellaneous costs associated with the Merger should aggregate approximately $350,000, exclusive of the fees paid to Messrs. Paz, Dahlen and Bodger described elsewhere herein.

RESTRICTIONS ON RESALE OF 4HEALTH COMMON STOCK

     No shares of 4Health Common Stock to be issued to holders of IN Common Stock will be transferable unless registered under the Securities Act, or unless an exemption from the registration requirements of the Securities Act is available, and the transferring shareholder shall provide the Surviving Corporation with an opinion of counsel, reasonably acceptable to the Surviving Corporation, to such effect. Klee Irwin shall have the right to make up to three demands of the Surviving Corporation to register for resale the shares of 4Health Common Stock issuable in the Merger under the Securities Act. The Surviving Corporation will bear all of the costs associated with the preparation and filing of any such registration statement, including all filing fees, legal, accounting and printing costs but shall not be required to pay the legal or accounting costs or underwriting fees and expenses, if any, incurred by any former IN stockholder.

LEGAL MATTERS

     The validity of the 4Health Common Stock and certain other legal matters in connection with the Merger will be passed upon for 4Health by Satterlee Stephens Burke & Burke LLP, New York, N.Y., in reliance upon the opinion of Holland & Hart LLP, Salt Lake City, Utah as to certain matters of Utah law.

     Certain legal matters in connection with the Merger will be passed upon for IN by Gay L. Harwin, Esq., Los Angeles, California.


                     THE BOARD OF DIRECTORS OF 4HEALTH RECOMMENDS
                       THAT STOCKHOLDERS VOTE "FOR" THE MERGER.

                                      PROPOSAL 2

                                ELECTION OF DIRECTORS


     Pursuant to the 4Health's Articles of Incorporation, as amended, the Board of Directors is divided into three classes, the terms of which expire successively over a three-year period. At each Annual Meeting of Shareholders, successors to directors whose terms expire at the meeting shall be elected for three-year terms. In 1997, the Board of Directors was constituted with four members. The term of Ms. Cheryl Wheeler, Class II director, ends at the Annual Meeting of Shareholders in 1998; the terms of Messrs. R. Lindsey Duncan, and Rockwell Schutjer, Class III directors, end at the Annual Meeting of Shareholders in 1999, and the term of Steven B. Beckman, Class I director, ends at the Annual Meeting of Shareholders in 2000, and, in each case, until successors shall have been elected and qualified.

     Pursuant to the Merger Agreement, the existing directors of 4Health (with the exception of Mr. Duncan) have agreed to tender their resignations and 4Health has agreed to reconstitute its Board of Directors as described below, subject to shareholder approval.

     Subject to the consummation of the Merger, the Board of Directors of 4Health has nominated the following persons to the Board of Directors of the Surviving Corporation, each to serve for the term indicated and thereafter until his or her successor is elected and qualified:

                                                         Term Expires
                         Name                          Annual Meeting in
               -----------------------                 -----------------
               R. Lindsey Duncan(1)(3)                      2001
               Klee Irwin(2)(3)                             2001
               Jonathan Diamond(4)                          2000
               Clarke Keough(4)                             2000
               Anthony Robbins(3)(4)                        1999

-------------------------
(1) Current director and executive officer of 4Health
(2) Current director and executive officer of INI.
(3) Member of the Executive Committee of Surviving Corporation.
(4) Member of the Audit Committee of Surviving Corporation.

-------------------------

     Each of such named nominees for director has indicated a willingness to serve, but in case the Merger Agreement and Articles of Merger shall be amended by the parties thereto to replace any such individual with a substitute, for reasons not presently known to 4Health, the proxies named in the enclosed form of Proxy may vote in favor of the Merger and the election of such substituted individual in their discretion.

     For biographical information for each of the above nominees, see "MANAGEMENT OF THE SURVIVING CORPORATION."

     In the event that the Merger is not consummated for any reason, the terms of Messrs. Duncan, Schutjer and Beckman will continue and the Board of Directors of 4Health has nominated Ms. Cheryl Wheeler for re-election as a director, to serve for a three-year term expiring at the annual meeting for fiscal year ending March 31, 2001, and until her successor shall have been elected and qualified. Biographical information about Ms. Wheeler and the other continuing directors, in the event the Merger is not consummated, are provided below and in "MANAGEMENT OF THE SURVIVING CORPORATION."

     Cheryl Wheeler                Secretary and Marketing Manager for
     Director since: 1993          4Health since 1993
     Term Expires: 2001            Age: 37

     Ms. Wheeler, a marketing manager at 4Health, coordinates Mr. Duncan's industry seminars, speeches, and other public appearances and related marketing activities. Ms. Wheeler is a nutritionist certified by the National Institute of Nutritional Education. Before joining 4Health, Ms. Wheeler was a nutritionist, a professional stuntwoman, and martial arts expert.

     Steven B. Beckman             President, Achieve Communications, Inc.
     Director since: 1997
     Term Expires: 2000            Age: 30

     Mr. Steven B. Beckman is President of Achieve Communications, Inc., which he founded in 1996 in Boulder, Colorado. From 1993 through 1996, Mr. Beckman served as Vice President Sales and Marketing at 4health, Inc. (a predecessor company) as well as being responsible for accounting and operations functions from 1993 to 1995. Prior to joining 4Health, Inc., Mr. Beckman's experience was in sales and marketing functions. He received a bachelor of arts degree from the University of California at Santa Barbara.

     Rockwell D. Schutjer          Manager of Surgical Technologies, a division
     Director since: 1996          of 4Health
     Term Expires: 1999            Age: 52

     Mr. Schutjer, co-founded Surgical Technologies, Inc. and served as a director from 1989 until its merger with 4Health, Inc. Mr. Schutjer currently serves as Manager of Surgical Technologies, a division of 4Health, Inc. Mr. Schutjer received his bachelor of science degree in business finance from the University of Utah. Pursuant to the terms of the merger, Mr. Schutjer was elected to 4Health's Board of Directors to serve a three year term.

     The Board of Directors recommends that the shareholders elect the nominees named above as directors of 4Health for terms expiring as set forth above and until their respective successors shall have been elected and qualified. It is intended that the persons named as proxies in the enclosed form of Proxy will vote the Proxies received by them for the election of the nominees named above. The nominees have indicated a willingness to serve, but in case a nominee is not a candidate at the Annual Meeting, for reasons not presently known to 4Health, the proxies named in the enclosed form of Proxy may vote for a substitute nominee in their discretion.

VOTE REQUIRED

     The affirmative vote of a plurality of the shares represented at the 4Health Stockholders' Meeting is required for the election of the above-named nominees as directors. Abstentions and broker non-votes will not be included in determining the number of votes cast.

                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                            THE ELECTION OF THE NOMINEES.

                                      PROPOSAL 3

                          AMENDMENTS OF THE 4HEALTH ARTICLES
                             OF INCORPORATION AND BYLAWS


     The Board of Directors of 4Health believes that in connection with the Merger, and subject to a consummation of the Merger, it would be in the best interests of the stockholders of the Surviving Corporation that 4Health amend certain provisions in its Articles of Incorporation and Bylaws (the "Proposed Amendments"), as set forth in the form of Articles of Merger with related Plan of Merger attached hereto as Appendix "B", which, among other matters, may have the effect of reducing the possibility that a third party could effect a sudden or surprise change of majority control of the Surviving Corporation's Board of Directors or successfully complete a takeover of the Surviving Corporation without the support of the incumbent Board of Directors. The following discussion of the Proposed Amendments includes a discussion of all material provisions of the Proposed Amendments and is qualified in its entirety by the provisions of the Proposed Amendments attached hereto as Appendix "B." The Proposed Amendments will only be effected if both approved by the 4Health shareholders and the Merger is consummated.

     The Proposed Amendments to the Articles of Incorporation of 4Health are as follows:

     (i) to change the name of 4Health, Inc. to "Irwin Naturals/4Health, Inc.";

     (ii) to increase the authorized share capital of 4Health to 50,000,000 shares of common stock and 5,000,000 shares of preferred stock;

     (iii) to provide for a staggered Board of Directors, each to serve a three-year term;

     (iv) to set the number of directors at between three and five, and to provide that until after the fifth anniversary of the Effective Time of the Merger (the "Fifth Anniversary Date"), such number may be increased or decreased only by the affirmative vote of at least 80% of the outstanding shares of the capital stock of 4Health, and that after the Fifth Anniversary Date such number may be increased or decreased by the affirmative vote of a majority of the outstanding shares of 4Health capital stock;

     (v) to provide that until after the Fifth Anniversary Date, newly created directorships will be filled only by the affirmative vote of at least three quarters of the remaining directors (and not by stockholders);

     (vi) to provide that until after the Fifth Anniversary Date directors may be removed upon the affirmative vote of at least 80% and, thereafter, at least a majority of the outstanding capital stock of 4Health;

     (vii) to provide that except as expressly otherwise provided in the Articles of Incorporation or Bylaws of 4Health, the Board of Directors of 4Health will be able to adopt, amend or repeal Bylaws by the affirmative vote of at least three-quarters of the directors then in office;

     (viii) to provide that until after the Fifth Anniversary Date, any amendment or change to Article VII of the Articles of Incorporation of 4Health (relating to the Board of Directors) will require the affirmative vote of at least 80%, and thereafter, a majority, of the outstanding shares of the capital stock of 4Health; and

     (ix) to limit the ability of the stockholders to take action by written consent without a meeting unless authorized by at least three-quarters of the incumbent directors, and to provide that, until after Fifth Anniversary Date, any change to this provision shall require the affirmative vote of at least 80% of the outstanding shares of the capital stock of 4Health.

     The Proposed Amendments to the Bylaws of 4Health are as follows:

     (i) to allow the Chairman of the Board to call special shareholder and Board of Directors meetings;

     (ii) to provide for the creation of an Executive Committee to consist of three members: the Chairman of the Board, the President, and one other independent, non-employee Class III director. The Executive Committee will have all of the powers of the Board when the Board is not in session, except for the right to exercise any of the following powers which will only be exercisable by the Board of Directors:

            1. To adopt an annual budget for the Surviving Corporation;
            2. To issue securities;
            3. To sell a material portion of the assets of the Surviving
               Corporation;
            4. To change the business of the Surviving Corporation;
            5. To incur any indebtedness by the Surviving Corporation other than trade payables incurred in the ordinary course;
            6. To authorize any merger, consolidation or other business combination or any recapitalization or reclassification of any class of securities of the Surviving Corporation;
            7. To declare or pay dividends in respect of any securities of the Surviving Corporation;
            8. To amend the Surviving Corporation's Articles of
               Incorporation or Bylaws; or
            9. To authorize any other matter which under applicable law is required to be determined by the Board of Directors.

A quorum for the transaction of business by the Executive Committee at any meeting will require the presence of both the Chairman of the Board and the President, in person or by telephone conference call, either of whom may object to the transaction of any business at such meeting, in which case such meeting shall not be deemed duly convened. Any decision of the Executive Committee may be reviewed and revised by the Board of Directors at the request of either the Chairman of the Board or the President at any regular or special meeting of the Board. Until the Fifth Anniversary Date the Bylaw provisions regarding the Executive Committee may be amended or repealed only upon the affirmative vote of at least eighty percent (80%) of the outstanding shares of capital stock of the Surviving Corporation, and, thereafter, by a majority vote of the directors.

     (iii) to provide that nominations for the election of directors may be made by the Executive Committee of the Board of Directors (the Executive Committee will not consider nominees recommended by the Surviving Corporation's Stockholders); and

     (iv) to provide for a staggered Board of not less than three or more than five directors, each to serve a three-year term, until after the Fifth Anniversary Date, at which time such number of directors may be increased or decreased by the affirmative vote of a majority of the outstanding shares of the capital stock of the Surviving Corporation.

     Certain provisions of the Proposed Amendments may have significant effects on the ability of the stockholders of the Surviving Corporation, including the former IN Stockholders, to change the composition of the incumbent Board of Directors and to benefit from certain transactions that are opposed by the incumbent Board of Directors.

     The Proposed Amendments may make it more difficult and time-consuming to change majority control of the Board of Directors, and thus reduce the possibility of success of an unsolicited offer to acquire the Surviving Corporation, particularly an offer that does not contemplate the acquisition of all of the Surviving Corporation's outstanding shares. As more fully described below, the 4Health Board of Directors believes that, as a general rule, such unsolicited offers are not in the best interests of the Surviving Corporation and its stockholders.

     The Board of Directors of 4Health believes that the threat of removal of the Surviving Corporation's Board, in the case of a takeover bid, severely curtails the Surviving Corporation's ability to negotiate effectively with a potential purchaser of the Surviving Corporation or its subsidiaries. In such a situation, the Board is deprived of the time and information necessary to evaluate the takeover proposal, to study alternative proposals, and to help ensure that the best transaction involving the Surviving Corporation is ultimately undertaken. The Board of Directors believes that generally the takeover of the Surviving Corporation without prior negotiation with the Surviving

Corporation's Board would be detrimental to the Surviving Corporation and its stockholders. Consequently, 4Health's Board of Directors has determined that the benefits of protecting the Surviving Corporation's ability to negotiate with the proponent of an unfriendly or unsolicited proposal to takeover or restructure the Surviving Corporation outweigh the disadvantages of discouraging such proposals.

     However, the changes may also limit the ability of the stockholders of the Surviving Corporation to obtain a premium for their shares in the case of a takeover bid or tender offer from a third party, and may serve to discourage or prevent transactions that would benefit stockholders. The Proposed Amendments make it more difficult for a holder of a substantial block of 4Health Common Stock to acquire control of, or to remove, the incumbent Board of Directors of the Surviving Corporation and could thus have the effect of entrenching incumbent Board members. At the same time, the existing anti-takeover provisions in 4Health's Articles of Incorporation (the so-called "Fair Price" provisions) which will remain in place, help ensure that the Board of Directors of the Surviving Corporation, if confronted by a surprise proposal from a third party who has recently acquired a block of Common Stock, will have sufficient time to review the proposal and alternatives to it and seek potentially better proposals for its stockholders, employees, suppliers, customers, and others.

     VOTE REQUIRED

     The affirmative vote of a majority of the shares of 4Health Common Stock outstanding on the 4Health Record Date are required for the approval of the Proposed Amendments. Under the rules of the New York Stock Exchange, which are generally observed by brokers that are not members of such Exchange as well as those that are, brokers that hold shares in street or nominee names for a customer do not have the authority to vote on items such as the Proposed Amendments when they have not received instructions from beneficial owners. Therefore, brokers that do not receive instruction from beneficial owners are not entitled to vote on the Proposed Amendments. Accordingly, under Utah Law, a broker non-vote, as well as abstentions, while effective to establish a quorum, will have the same effect as a vote against the Proposed Amendments.

     IF THE MERGER IS NOT CONSUMMATED FOR ANY REASON, THE PROPOSED AMENDMENTS WILL NOT BE EFFECTED.

                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
             THE AMENDMENTS OF THE ARTICLES OF INCORPORATION AND BYLAWS.


                                      PROPOSAL 4

               RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS


     The Board of Directors, acting upon the recommendation of the Audit Committee, has appointed the firm of Arthur Andersen, LLP, independent public accountants, as independent auditors to make an examination of the accounts of 4Health for the year 1998. Arthur Andersen, LLP has audited the accounts and records of 4Health since 1993.

     It is anticipated that a representative of Arthur Andersen LLP will be in attendance at the 4Health Stockholder's Meeting in order to answer appropriate questions from the 4Health Stockholders and, if they so desire, to make a statement to the 4Health Stockholders.

            THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT AUDITORS.

             MARKET PRICE AND DIVIDEND POLICY FOR 4HEALTH COMMON STOCK

--------------------------------------------------------------------------------

     4Health's Common Stock is traded on the NSM under the trading symbol "HHHH." The following table sets forth high and low closing sale prices for 4Health Common Stock as reported on NSM for the periods indicated, based on interdealer bid quotations without monthly statistical reports. Such quotations do not include retail markups, markdowns, commissions, or other adjustments and may not represent actual transactions. (4Health's Common stock commenced trading on the NSM under the stock symbol HHHH on July 17, 1996. Prior to that date, 4Health was known as Surgical Technologies, Inc. ("Surgical") with stock trading under the symbol SGTI. The prior market performance history of Surgical has not been included herein because it does not reflect the results of such merger or the changed nature of 4Health's business since such merger.)


     Fiscal Year Ended December 31, 1996          High             Low
     -----------------------------------          ----             ---
     Third Quarter                                $13.00         $5.00
     Fourth Quarter                               $ 7.374        $5.50

     Fiscal Year Ended December 31, 1997          High             Low
     -----------------------------------          ----             ---
     First Quarter                                $5.625         $5.25
     Second Quarter                               $6.1875        $5.00
     Third Quarter                                $6.0625        $3.25
     Fourth Quarter                               $7.25          $4.25

     Fiscal Year Ended December 31, 1998          High             Low
     -----------------------------------          ----             ---
     First Quarter                                $5.875         $4.50
     Second Quarter (through June 12)             $4.875         $9.00


     On June 12, 1998, the last reported sales price for 4Health's Common Stock as reported by NSM was $6.75.

     On May 26, 1998, 4Health had 159 stockholders of record (exclusive of shareholders who hold title to their shares in street name).

     4Health has not paid dividends with respect to the 4Health Common Stock. There are no restrictions on the declaration or payment of dividends in the Articles of Incorporation or Bylaws of 4Health or in any of its contractual agreements, other than the Merger Agreement during the period the Merger is pending. However, it is anticipated that any potential earnings of the Surviving Corporation will be retained for working capital and investment in growth and expansion of the business. Consequently, it is not anticipated that the Surviving Corporation will pay dividends in the foreseeable future.

             UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

     The following unaudited pro forma combined financial information combines the historical statements of operations and balance sheets of 4Health and IN, including their respective subsidiaries, after giving effect to the Merger. The Merger results in the shares of common stock, no par value per share, of IN outstanding immediately prior to the Merger being converted into 15,750,000 shares of 4Health Common Stock. The unaudited pro forma condensed combined statements of operations for each of the years in the three-year period ended December 31, 1997 and the three month period ended March 31, 1998, give effect to the Merger as if 4Health and IN had always been combined. The pro forma condensed combined balance sheet gives effect to the Merger as if it had occurred on March 31, 1998. These statements are prepared on the pooling of interests basis of accounting. The statements are based on the assumptions set forth in the notes thereto. No adjustments have been made to these pro forma financial statements to conform the accounting policies of the combining companies. The nature and extent of such adjustments, if any, are not expected to be significant.

     The information shown below should be read in conjunction with the historical financial statements of 4Health and IN, including the respective notes thereto. The pro forma financial statements are presented for informational purposes only and are also not necessarily indicative of the combined financial position or results of operations which would have been realized had the Merger been consummated as of the dates assumed for the preparation of the unaudited condensed combined pro forma financial statements. The unaudited condensed combined pro forma financial statements also are not necessarily indicative of the combined financial position or results of operations in the future. Upon consummation of the Merger, the actual financial position and results of operations of the Surviving Corporation will differ, perhaps significantly, from the pro forma amounts reflected herein due to a variety of factors, including changes in operating results between the dates of the pro forma financial information and the date on which the Merger is consummated.

4HEALTH, INC. AND IRWIN NATURALS
UNAUDITED PRO FORMA CONDENSED COMBINED INCOME STATEMENT
FOR THE THREE MONTHS ENDED MARCH 31, 1998




                                                                                     IRWIN NATURALS
                                                                                  COMBINED WITH APPLIED
                                                       4HEALTH, INC.                    NUTRITION                    PRO FORMA
                                                        (UNAUDITED)                    (UNAUDITED)                   COMBINED
                                                      ----------------------------------------------------------------------------

     Net Sales . . . . . . . . . . . . . . . . .          $ 3,459,406                      $ 5,368,554                $ 8,827,960
     Cost of Goods Sold  . . . . . . . . . . . .            1,476,836                        2,243,712                  3,720,548
                                                      ----------------------     --------------------------     -------------------
     Gross Profit  . . . . . . . . . . . . . . .            1,982,570                        3,124,842                  5,107,412

     Operating Expenses:
       Sales and Marketing . . . . . . . . . . .            1,169,409                          750,094                  1,919,503
       Research and Development  . . . . . . . .               72,519                              ---                     72,519
       General and Administrative  . . . . . . .              734,399                          763,079                  1,497,478
                                                      ----------------------     --------------------------     -------------------
                                                            1,976,327                        1,513,173                  3,489,500
     (Loss) Income From
       Operations  . . . . . . . . . . . . . . .                6,243                        1,611,669                  1,617,912
     Other Income (Expense), Net . . . . . . . .               (6,949)                          (7,968)                   (14,917)
                                                      ----------------------     --------------------------     -------------------
     Net (Loss) Income Before
       Provision For Income Taxes  . . . . . . .                 (706)                       1,603,701                  1,602,995
     Income Tax Benefit
       (Provision) . . . . . . . . . . . . . . .               33,560                         (641,480)                  (607,920)
                                                      ----------------------     --------------------------     -------------------

     Net (Loss) Income . . . . . . . . . . . . .               32,854                        $ 962,221                $   995,075
                                                      ----------------------     --------------------------     -------------------
                                                      ----------------------     --------------------------     -------------------
     Net (Loss) Income Per
       Common Share-basic and diluted  . . . . .           $       --                        $   14.75                $      0.04
                                                      ----------------------     --------------------------     -------------------
                                                      ----------------------     --------------------------     -------------------
     Weighted Average Common
       Shares Outstanding - basic  . . . . . . .           11,978,439                           65,250                 27,728,439
                                                      ----------------------     --------------------------     -------------------
                                                      ----------------------     --------------------------     -------------------
     Weighted Average Common
       Shares Outstanding - diluted  . . . . . .           12,109,944                           65,250                 27,859,944
                                                      ----------------------     --------------------------     -------------------
                                                      ----------------------     --------------------------     -------------------





          See accompanying notes to proforma combined financial statements.

4HEALTH, INC. AND IRWIN NATURALS
UNAUDITED PRO FORMA CONDENSED COMBINED INCOME STATEMENT
FOR THE YEAR ENDED DECEMBER 31, 1997




                                                                                IRWIN NATURALS
                                                                             COMBINED WITH APPLIED                   PRO FORMA
                                                       4HEALTH, INC.               NUTRITION                         COMBINED
                                                      ----------------------------------------------------------------------------
     Net Sales . . . . . . . . . . . . . . . . .          $12,431,670                  $17,258,828                    $29,690,498
     Cost of Goods Sold  . . . . . . . . . . . .            6,122,315                    7,778,039                     13,900,354
                                                      ----------------------     --------------------------     -------------------
     Gross Profit  . . . . . . . . . . . . . . .            6,309,355                    9,480,789                     15,790,144

     Operating Expenses:
       Sales and Marketing . . . . . . . . . . .            6,197,524                    3,493,683                      9,691,207
       Research and Development  . . . . . . . .              418,190                                                     418,190
       General and Administrative  . . . . . . .            3,031,447                    4,085,634                      7,117,081
       Loss on write-off of assets . . . . . . .            3,202,431                      --                           3,202,431
                                                      ----------------------     --------------------------     -------------------
                                                           12,849,592                    7,579,317                     20,428,909
     (Loss) Income From
       Operations  . . . . . . . . . . . . . . .           (6,540,237)                   1,901,472                     (4,638,765)
     Other Income (Expense), Net . . . . . . . .              (88,874)                       9,995                        (78,879)
                                                      ----------------------     --------------------------     -------------------
     Net (Loss) Income Before
       Provision For Income Taxes  . . . . . . .           (6,629,111)                   1,911,467                     (4,717,644)
     Income Tax Benefit
       (Provision) . . . . . . . . . . . . . . .            - -                           (764,587)                      (764,587)
                                                      ----------------------     --------------------------     -------------------
     Net (Loss) Income . . . . . . . . . . . . .          $(6,629,111)                  $1,146,880                    $(5,482,231)
                                                      ----------------------     --------------------------     -------------------
                                                      ----------------------     --------------------------     -------------------
     Net (Loss) Income Per
       Common Share-basic and diluted  . . . . .               $(0.57)                      $17.58                         $(0.20)
                                                      ----------------------     --------------------------     -------------------
                                                      ----------------------     --------------------------     -------------------
     Weighted Average Common
       Shares Outstanding - basic and
       diluted . . . . . . . . . . . . . . . . .           11,615,004                       65,250                     27,365,004
                                                      ----------------------     --------------------------     -------------------
                                                      ----------------------     --------------------------     -------------------



          See accompanying notes to proforma combined financial statements.

4HEALTH, INC. AND IRWIN NATURALS
UNAUDITED PRO FORMA CONDENSED COMBINED INCOME STATEMENT
FOR THE YEAR ENDED DECEMBER 31, 1996


                                                                                                                     PRO FORMA
                                                         4HEALTH, INC.            IRWIN NATURALS                     COMBINED
                                                      ----------------------------------------------------------------------------
 Net Sales . . . . . . . . . . . . . . . . . .            $17,351,829                $11,463,720                        $28,815,549
 Cost of Goods Sold  . . . . . . . . . . . . .              6,924,473                  5,625,196                         12,549,669
                                                      ----------------------     --------------------------     -------------------
 Gross Profit  . . . . . . . . . . . . . . . .             10,427,356                  5,838,524                         16,265,880

 Operating Expenses:
   Sales and Marketing . . . . . . . . . . . .              9,585,232                  1,245,670                         10,830,902
   Research and Development  . . . . . . . . .                414,998                                                       414,998
   General and Administrative  . . . . . . . .              3,080,588                  3,237,806                          6,318,394
                                                      ----------------------     --------------------------     -------------------
                                                           13,080,818                  4,483,476                         17,564,294

 (Loss) Income From Operations . . . . . . . .            (2,653,462)                  1,355,048                        (1,298,414)
 Other Income (Expense), Net . . . . . . . . .                 38,106                     63,551                            101,657
                                                      ----------------------     --------------------------     -------------------
 Net (Loss) Income Before
   Provision for Income Taxes  . . . . . . . .            (2,615,356)                  1,418,599                        (1,196,757)
 Income Tax Benefit
   (Provision) . . . . . . . . . . . . . . . .                 65,215                   (659,098)                         (593,883)
                                                      ----------------------     --------------------------     -------------------
 Net (Loss) Income . . . . . . . . . . . . . .           $(2,550,141)                   $759,501                       $(1,790,640)
                                                      ----------------------     --------------------------     -------------------
                                                      ----------------------     --------------------------     -------------------
 Net (Loss) Income Per
   Common Share - basic and diluted  . . . . .                $(0.26)                     $11.64                            $(0.07)
                                                      ----------------------     --------------------------     -------------------
                                                      ----------------------     --------------------------     -------------------
 Weighted Average Common
   Shares Outstanding - basic and
   diluted . . . . . . . . . . . . . . . . . .              9,896,822                     65,250                         25,646,822
                                                      ----------------------     --------------------------     -------------------
                                                      ----------------------     --------------------------     -------------------




          See accompanying notes to proforma combined financial statements.

4HEALTH, INC. AND IRWIN NATURALS
UNAUDITED PRO FORMA CONDENSED COMBINED INCOME STATEMENT
FOR THE YEAR ENDED DECEMBER 31, 1995


                                                                                                                    PRO FORMA
                                                     4HEALTH, INC.                IRWIN NATURALS                     COMBINED
                                                 -------------------------------------------------------------------------------
 Net Sales . . . . . . . . . . . . . .             $10,434,022                      $2,448,566                       $12,882,588
 Cost of Goods Sold  . . . . . . . . .               3,802,877                       1,460,159                         5,263,036
                                                 ----------------------     --------------------------         ------------------
 Gross Profit  . . . . . . . . . . . .               6,631,145                         988,407                         7,619,552

 Operating Expenses:
   Sales and Marketing . . . . . . . .               3,873,466                          88,782                         3,962,248
   Research and Development  . . . . .                 149,366                                                           149,366
   General and Administrative  . . . .               1,476,986                         688,702                         2,165,688
                                                 ----------------------     --------------------------         ------------------
                                                     5,499,818                         777,484                         6,277,302
 (Loss) Income from
   Operations  . . . . . . . . . . . .               1,131,327                         210,923                         1,342,250

 Other Income (Expense), Net . . . . .                 (62,925)                        (13,803)                          (76,728)
                                                 ----------------------     --------------------------         ------------------
 Net (Loss) Income Before
   Provision For Income Taxes  . . . .               1,068,402                         197,120                         1,265,522
 Income Tax Benefit
   (Provision) . . . . . . . . . . . .                (359,723)                        (78,848)                         (438,571)
                                                 ----------------------     --------------------------         ------------------

 Net (Loss) Income . . . . . . . . . .                $708,679                        $118,272                          $826,951
                                                 ----------------------     --------------------------         ------------------
                                                 ----------------------     --------------------------         ------------------
 Net (Loss) Income Per
   Common Share - basic and
   diluted . . . . . . . . . . . . . .                   $0.08                           $1.81(1)                          $0.03
                                                 ----------------------     --------------------------         ------------------
                                                 ----------------------     --------------------------         ------------------
 Weighted Average Common
   Shares Outstanding - basic  . . . .               8,707,214                          65,250                        24,457,214
                                                 ----------------------     --------------------------         ------------------
                                                 ----------------------     --------------------------         ------------------
 Weighted Average Common
   Shares Outstanding - diluted  . . .               8,833,047                          65,250                        24,583,047
                                                 ----------------------     --------------------------         ------------------
                                                 ----------------------     --------------------------         ------------------




(1) Represents pro forma net income per common share because it assumes 65,250 shares outstanding for the entire year, even though Irwin Naturals was not incorporated until August 1995. Irwin Naturals began operations as a sole proprietorship in October 1994.



          See accompanying notes to proforma combined financial statements.

4HEALTH, INC. AND IRWIN NATURALS
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
AS OF MARCH 31, 1998



                                                       4HEALTH, INC.        IRWIN NATURALS         PRO FORMA             PRO FORMA
                                                        (UNAUDITED)          (UNAUDITED)          ADJUSTMENTS             COMBINED
                                                  ----------------------------------------------------------------------------------
CURRENT ASSETS:                                                                                    (350,000)  (D)
Cash and cash equivalents . . . . . . . . . . . . .      $   313,817         $    938,125          (641,000)  (F)     $      260,942
Accounts receivable, net  . . . . . . . . . . . . .        1,497,082            3,274,700                                  4,771,782
Inventories, net  . . . . . . . . . . . . . . . . .        1,649,032              681,737                                  2,330,769
Deferred tax asset  . . . . . . . . . . . . . . . .          160,425                  ---                                    160,425
Other assets  . . . . . . . . . . . . . . . . . . .          118,343              293,426                                    411,769
Notes receivable, net . . . . . . . . . . . . . . .           44,378                  ---                                     44,378
                                                   --------------------     ------------------                        --------------
   Total current assets . . . . . . . . . . . . . .        3,783,077            5,187,988                                  7,980,065

PROPERTY AND EQUIPMENT, NET . . . . . . . . . . . .        2,238,230              202,158                                  2,440,388
OTHER ASSETS, NET . . . . . . . . . . . . . . . . .          572,727                  ---                                    572,727
DEFERRED TAX ASSET  . . . . . . . . . . . . . . . .           56,365                  ---                                     56,365
NOTES RECEIVABLE  . . . . . . . . . . . . . . . . .           68,502                  ---                                     68,502
                                                   --------------------     ------------------                        --------------
   Total assets . . . . . . . . . . . . . . . . . .        6,718,901            5,390,146                                 11,118,047
                                                   --------------------     ------------------                        --------------
                                                   --------------------     ------------------                        --------------
CURRENT LIABILITIES:
Accounts payable  . . . . . . . . . . . . . . . . .        1,253,278              761,458                                  2,014,736
Accrued liabilities . . . . . . . . . . . . . . . .          394,877              642,492                                  1,037,369
Customer deposits . . . . . . . . . . . . . . . . .              ---              449,995                                    449,995
Taxes payable . . . . . . . . . . . . . . . . . . .           41,991                  ---                                     41,991
Notes payable . . . . . . . . . . . . . . . . . . .           30,066                  ---           (315,000) (E)            345,066
Line of credit  . . . . . . . . . . . . . . . . . .          441,073                  ---                                    441,073
                                                   --------------------     ------------------                        --------------
   Total current liabilities  . . . . . . . . . . .        2,161,285            1,853,945                                  4,330,230

NOTES PAYABLE . . . . . . . . . . . . . . . . . . .        1,289,830                  ---          (315,000)  (E)          1,604,830
STOCKHOLDER'S EQUITY:
Common Stock  . . . . . . . . . . . . . . . . . . .          120,698              130,500            130,500  (A)            278,198
                                                                                                    (157,500) (B)
Additional paid in capital - common stock . . . . .       11,412,297                  ---             27,000  (C)         11,385,297
Additional paid in capital - common warrants  . . .          372,059                  ---                                    372,059
Treasury stock  . . . . . . . . . . . . . . . . . .          (50,000)                 ---                                   (50,000)
(Accumulated deficit) retained earnings . . . . .         (8,587,268)           3,405,701            350,000  (D)        (6,802,567)
                                                                                                     630,000  (E)
                                                                                                     641,000  (F)
                                                   --------------------     ------------------                        --------------
Total stockholders' equity  . . . . . . . . . . . .        3,267,786            3,536,201                                  5,182,987
                                                   --------------------     ------------------                        --------------
Total liabilities and stockholders' equity                $6,718,901           $5,390,146                                $11,118,047
                                                    --------------------     ------------------                       --------------
                                                    --------------------     ------------------                       --------------


          See accompanying notes to proforma combined financial statements.

                     NOTES TO PRO FORMA COMBINED BALANCE SHEET





(A) To eliminate the common stock of IN which was converted into 4Health Common Stock.
(B) To reflect the par value of 15,750,000 shares of 4Health Common Stock issued to IN in the Merger.
(C)  To record the net impact of (A) and (B).
(D)  To record the estimated Merger expenses.
(E)  To record the promissory notes issued in connection with the Merger.
(F) To record the estimated payment due for taxes to the IN principals related to IN taxable income for the three months ended March 31, 1998, because of its S Corporation status.




                   HISTORICAL AND PRO FORMA PER SHARE INFORMATION

     The following table presents certain historical data respecting 4Health Common Stock as well as comparative data after giving effect to the Merger, based on the Conversion Ratio.


                                                                                                     Year Ended December 31,
                                                                                          ----------------------------------------
                                                            Three Months Ended
                                                               March 31, 1998                                 1997
                                                     ---------------------------------    ----------------------------------------
                                                     Historical           Pro Forma(1)          Historical            Pro Forma(1)
                                                     -----------          ------------    --------------------    ----------------
Net income (loss) per common share-basic                 --                     $0.04                $(0.57)             $(0.20)

Cash dividends per share of
   common stock . . . . . . . . . . . . .               None                    $0.01                None                $ 0.02

Book value per share of common stock  . .              $0.27                    $0.19




                                                  1996                        1995                              1994
                                       ---------------------------  ---------------------------    ------------------------------
                                       Historical     Pro Forma(1)  Historical     Pro Forma(1)     Historical       Pro Forma(1)
                                       ------------  -------------  -----------   -------------    --------------    -------------
Net income (loss) per common
     share-basic  . . . . . . . .         $(0.26)       $(0.07)        $0.08         $ 0.03           $(0.02)             $0.00

Cash dividends per share of
   common stock . . . . . . . . .          None          None          None          $ 0.01             None              None

Book value per share of common
     stock  . . . . . . . . . . .


------------------

(1) Pro forma information is presented as if the Merger had taken place at the beginning of the period for which information is presented. The pro forma values represent the per share amounts assuming the issuance of shares to IN in the Merger.

                                 BUSINESS OF 4HEALTH


GENERAL

     4Health, Inc., a Utah corporation, formerly known as Surgical Technologies, Inc. ("Surgical"), is the successor to 4health, Inc., a California corporation originally formed in February, 1993 by R. Lindsey Duncan, which merged into Surgical on July 15, 1996, pursuant to which Surgical changed its name to "4Health, Inc." The merger was recorded as a reverse purchase. (See Note 1 to the Financial Statements for the year ended December 31, 1996.) 4Health is a supplier and formulator of vitamins and nutritional supplements which are designed and formulated to address the dietary needs of the general public. 4Health's products are produced solely from natural ingredients and are formulated for the purposes of achieving specific dietary or nutritional goals.

PRODUCTS

     4Health is of the opinion that its product formulas are proprietary and cannot be duplicated without the master recipes, which are secured in safekeeping. 4Health attempts to protect its products and formulas with, among other things, "non-disclosure/non-competition" agreements with its manufacturers and employees and trademark protection. The formulations of 4Health's products were developed by 4Health's founder and chief executive officer, R. Lindsey Duncan, a nutritionist certified by the National Institute of Nutritional Education. 4Health trademarks all brand line names and most product names. 4Health further protects its trademarks by taking prompt action against potential infringements.

     4Health's products that are sold through health food stores, under the proprietary brand name "Nature's Secret-Registered Trademark-", accounted for approximately 81% of 4Health's 1997 total sales. 4Health also has a proprietary line of products that it sells to health care practitioners under the "Harmony Formulas-Registered Trademark-" label. Sales of products under the Harmony Formulas-Registered Trademark- label comprised approximately 7% of 4Health's total sales in 1997.

     In the Fall of 1996, 4Health introduced a line products directed at the mass food and drug market. These products are currently marketed under the name "4Health.-TM-" Sales from the 4Health-TM- line accounted for 12% of 4Health's total sales in 1997.

     In the fourth quarter of 1997, 4Health entered into an agreement with IN pursuant to which Lindsey Duncan and 4Health assisted with the development of the formulation of a weight loss product to be sold by IN under the name PhenSafe-TM-. Under this agreement, which will become effective only if the Merger with IN is not consummated, 4Health will be entitled to receive 50% of the net profits from the sale of the product.

COMPETITION

     The industry in which 4Health operates is highly competitive. In the health food stores and practitioners channels of distribution, there are many relatively small companies which offer products. 4Health's Nature's Secret-Registered Trademark- and Harmony Formula-Registered Trademark- brand lines have built strong brand loyalty with retailers, practitioners, and customers through quality products, excellent customer service and an emphasis on health through education. 4Health continues to be a leader in internal cleansing products and uses this success to launch products for other health concerns.

     In the food, drug and mass market, 4Health faces increased competition from competitors, many of whom are significantly larger and have greater financial resources than 4Health. In this market it is often difficult and costly to get new products on store shelves. 4Health believes it can compete successfully in the food, drug and mass market because of unique formulations and packaging, strong quality, and good relationships with distributors and store buyers.

MANUFACTURING AND SUPPLY SOURCES

     All of 4Health's products are manufactured by third party suppliers pursuant to 4Health's specifications and proprietary recipes. Prior to selecting a manufacturer to produce its products, 4Health reviews the manufacturer's raw material sources, quality assurance procedures, and reliability to assure that the proposed manufacturer meets 4Health's criteria. All of the companies that manufacture for 4Health are required to meet strict manufacturing standards required by the FDA, and 4Health believes that it benefits from such regulation in the overall quality of the products manufactured by such regulated entities. To date, 4Health has relied exclusively on domestic manufacturers in order to facilitate quality assurance monitoring.

     4Health places purchase orders with its suppliers for individual product manufacturing lots for delivery of packaged and labeled products to 4Health's distribution center in Broomfield, Colorado. 4Health has no long-term manufacturing agreements with any of its suppliers, but purchases manufactured lots pursuant to individual purchase orders. Currently, 4Health utilizes eight separate manufacturers and believes that there are other qualified manufacturers that would meet quality assurance requirements if alternative manufacturing sources were required. 4Health maintains an inventory of approximately 60 to 90 days of anticipated demand and to date has not experienced material shortages of manufactured products for delivery. All ingredients in 4Health's products are generally available from a number of alternative sources, although certain of the ingredients, such as those based on agricultural products, are subject to seasonal availability to a limited degree.

MARKETING AND SALES

     4Health principally markets its products through retail health food stores, including vitamin and natural foods grocery stores with vitamin aisles, and alternative health care providers such as chiropractors and nutritionists. In 1996, 4Health also began marketing a distinct new line of products to the mass food and drug market.

     Products are introduced to retail outlets through advertising of 4Health products in national nutrition magazines, trade magazines, and 4Health's telemarketing staff and outside sales force which contacts retail outlet representatives to introduce 4Health's products and to provide continuing product education and sales support. Through product incentives, 4Health encourages retail outlet employees to utilize 4Health's products personally in order to become familiar with their use and benefits as a basis for recommending the products to customers. Traditionally, 4Health's products have emphasized quality rather than price, especially with regards to the health food store market. The products designed for the mass food and drug market have different formulations which allow the products to be priced for the more value-conscious buyer.

EMPLOYEES

     4Health has 70 employees, including one executive officer, three senior managers, 19 individuals in general administration, 25 individuals in sales and marketing, 19 individuals in operations, and three individuals in research and development. 4Health's employees are not represented by a collective bargaining organization, and 4Health is not aware of any efforts to organize any such collective bargaining unit. 4Health has not experienced any work stoppages or slow-downs.

PROPERTIES

     4Health's principal offices are located at 5485 Conestoga Court, Boulder, Colorado in a 4Health-owned building which houses all business activities other than distribution and has excess space for growth. The following table sets forth information regarding 4Health's facilities:

          Location                Size                Function
          --------                -----               ---------
     Boulder, Colorado        28,000 sq. ft.      Corporate headquarters
    Broomfield, Colorado      22,600 sq. ft.      Distribution center and
                                                      warehouse

     Prior to March 25, 1997, a re-financing of the Boulder facility was completed and the new mortgage is carried by Standard Insurance Company. (See
Note 3 to the Financial Statements of 4Health, Inc.) The Broomfield distribution center is under a three year lease which became effective January 1, 1996 and expires December 31, 1998, at an annual rental of $84,750. The lease has a renewal option for another three years. 4Health believes both facilities are adequate in capacity and condition if required to satisfy growth in the foreseeable future.

LEGAL PROCEEDINGS

     From time to time 4Health is a party to legal proceedings that it considers routine litigation incidental to its business. Management believes that the likely outcome of such litigation will not have a material adverse effect on 4Health's business or results of operations.

GOVERNMENTAL REGULATION

     The processing, formulation, packaging, labeling and advertising of 4Health's products are subject to regulation by several federal and state agencies. See "Business of IN - Governmental Regulation" for a summary description of such regulation.

SELECTED HISTORICAL FINANCIAL DATA OF 4HEALTH

     The following selected historical financial data should be read in conjunction with the financial statements of 4Health and the notes thereto and "Management's Discussion and Analysis of Financial Condition or Plan of Operations" appearing elsewhere in this Proxy Statement. The selected financial data of 4Health has been derived from the financial statements of 4Health which have been audited by Arthur Andersen LLP, independent public accountants. The financial statements of 4Health at December 31, 1997 and 1996 and for the fiscal years ended December 31, 1997, 1996 and 1995, together with the report of Arthur Andersen LLP thereon, appear elsewhere in this Proxy Statement. The selected financial data of 4Health as of March 31, 1998, and for the three months ended March 31, 1998 and 1997 is unaudited but gives effect to all adjustments (all of which were normal recurring accruals) necessary in the opinion of management of 4Health to present fairly this information. The results of operations for the interim period should not be taken as indicative of results for the full year.



                                               THREE MONTHS ENDED MARCH 31,                YEARS ENDED DECEMBER 31,
                                               -----------------------------  -----------------------------------------------------
                                                                     (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                               ------------------------------------------------------------------------------------
                                                     (UNAUDITED)
                                                   1998          1997            1997          1996            1995          1994
                                               ------------   -----------    ------------   -----------   ------------   ----------
STATEMENT OF OPERATIONS DATA:
     Net sales  . . . . . . . . . . . . . .          $3,459        $3,372        $12,432        $17,352        $10,434        $2,077
     Gross profit . . . . . . . . . . . . .           1,983         1,322          6,309         10,427          6,631         1,332
     Operating (loss) income  . . . . . . .               6       (1,408)        (6,540)        (2,653)          1,131         (131)
     Other income (expense), net  . . . . .             (7)            23           (89)             38           (63)           (5)
                                               ------------   -----------    ------------   -----------   ------------   ----------

     (Loss) income before income
          taxes . . . . . . . . . . . . . .             (1)       (1,385)        (6,629)        (2,615)          1,068         (136)
     Income taxes . . . . . . . . . . . . .              34           141            ---             65          (360)           (2)
                                               ------------   -----------    ------------   -----------   ------------   ----------
     Net (loss) income  . . . . . . . . . .             $33      $(1,244)       $(6,629)       $(2,550)           $708        $(138)
                                               ------------   -----------    ------------   -----------   ------------   ----------
                                               ------------   -----------    ------------   -----------   ------------   ----------

PER SHARE DATA:
     Net (loss) income per common  share-
     basic and diluted  . . . . . . . . . .      $---             $(0.11)        $(0.57)        $(0.26)          $0.08       $(0.02)
     Weighted average shares
            outstanding - basic . . . . . .      11,978,439    11,374,500     11,615,004      9,896,822      8,707,214     7,334,729
     Weighted average shares
           outstanding - diluted  . . . .        12,109,944    11,374,500     11,615,004      9,896,822      8,833,047     7,334,729




                                                   PERIOD FROM INCEPTION
                                                   (FEBRUARY 17, 1993) TO
                                                       DECEMBER 31,
                                                 ------------------------
                                                          1993
                                                 ------------------------
STATEMENT OF OPERATIONS DATA:
     Net sales  . . . . . . . . . . . . . . . . .                    $270
     Gross profit . . . . . . . . . . . . . . . .                     182
     Operating (loss) income  . . . . . . . . . .                     (7)
     Other income (expense), net  . . . . . . . .                     (6)
                                                          ---------------

     (Loss) income before income
          taxes . . . . . . . . . . . . . . . . .                    (13)
     Income taxes . . . . . . . . . . . . . . . .                       1
                                                          ---------------
     Net (loss) income  . . . . . . . . . . . . .                   $(12)
                                                          ---------------
                                                          ---------------

PER SHARE DATA:
     Net (loss) income per common  share-basic
     and diluted  . . . . . . . . . . . . . . . .                     $--
     Weighted average shares
            outstanding - basic . . . . . . . . .               6,018,680
     Weighted average shares
           outstanding - diluted  . . . . . . . .               6,018,680



                                                                                          DECEMBER 31,
                                                          --------------------------------------------------------------------------
                                         MARCH 31, 1998           1997           1996             1995             1994         1993
                                           (UNAUDITED)
                                        ----------------- ----------------  --------------  ---------------  ------------  ---------
 BALANCE SHEET DATA:
      Working capital  . . . . . . .           $1,622            $1,529        $3,977           $2,236          $   670      $    84
      Total assets . . . . . . . . .            6,719             6,363        12,224            5,228            2,670          151
      Long-term debt . . . . . . . .            1,290             1,298         1,276            1,296            1,380           84
      Shareholders' equity . . . . .            3,268             3,133         9,335            3,043              892           18





                  4HEALTH, INC. MANAGEMENT'S DISCUSSION AND ANALYSIS
                   OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

RESULTS OF OPERATIONS FOR 1995, 1996, 1997 AND THREE MONTHS ENDED MARCH 31, 1998

     The following table sets forth, for years 1995, 1996, 1997, and three months ended March 31, 1998, certain items from 4Health's Statements of Operations included on page F-4, expressed as a percentage of net sales.

                               YEARS ENDED DECEMBER 31,     THREE MONTHS ENDED MARCH 31,
                           -------------------------------  ---------------------------
                              1995        1996      1997         1997       1998
                              ----        ----      ----        -----      -----
Net Sales . . . . . . . .   100.0%       100.0%    100.0%      100.0%     100.0%
Cost of sales . . . . . .    36.4%        39.9%     49.2%       60.8%      42.7%
                            ------       ------    ------      ------     ------


Gross Profit  . . . . . .    63.6%        60.1%     50.8%       39.2%      57.3%
General and administrative
expenses. . . . . . . . .    14.2%        17.8%     24.3%       24.6%      21.2%
Sales and marketing
expenses  . . . . . . . .    37.1%        55.2%     49.9%       51.3%      33.8%
Research and development      1.5%         2.4%      3.4%        5.1%       2.1%
Loss on write-off of
intangible assets . . . .      --%          --%     25.8%         --%        --%
                            ------       ------    ------      ------     ------

Income (loss) from
operations  . . . . . . .    10.8%       (15.3%)   (52.6%)     (41.8%)      0.2%
Other income (expense),
net . . . . . . . . . . .    (0.6%)        0.2%     (0.7%)       0.7%      (0.2%)
                            ------       ------    ------      ------     ------


Income (loss) before
income taxes  . . . . . .    10.2%       (15.1%)   (53.3%)     (41.1%)       --%
(Provision) benefit for
income taxes  . . . . . .    (3.4%)        0.4%      ---%        4.2%       0.9%
                            ------       ------    ------      ------     ------


Net income (loss) . . . .     6.8%       (14.7%)   (53.3%)     (36.9%)      0.9%
                            ------       ------    ------      ------     ------
                            ------       ------    ------      ------     ------



COMPARISON OF FIRST QUARTER 1998 TO 1997

     Net sales for all company brands for the three months ended March 31, 1998, increased $88 thousand, or 2.6 % to $3.5 million from $3.4 million compared to the same period a year ago. The increase in overall net sales for the first quarter of 1998 as compared to the same quarter in 1997 was due to an increase in the Nature's Secret-Registered Trademark- brand sales of $436 thousand. The increase in the Nature's Secret-Registered Trademark- brand net sales was somewhat offset by a decrease in net sales in 1998 in the 4Health-Registered Trademark- brand of $244 thousand and in the International Division of $101 thousand. The decrease in

4Health-Registered Trademark- brand sales can be attributed to a large initial sale to a new mass market account in 1997. International net sales decreased due to a drop-off in sales to 4Health's largest international account.

     Excluding a $236 thousand adjustment in 1997 to decrease the sales reserve upon settlement of litigation, overall net sales for the first quarter ended March 31, 1998 as compared to the same period in 1997 increased $323 thousand, or 10.3%. After excluding the effect of the sales reserve adjustment from the Nature's Secret-Registered Trademark- brand activity, net sales were actually up 30%, or $672 thousand, for the three months ending March 31, 1998 compared to the same period in 1997. This increase in the first quarter of this year is due to the success of a new company advertising campaign and the success of new product introductions. Management expects this trend to continue and be further enhanced by the introduction of new products throughout 1998. The Harmony Formulas-Registered Trademark- brand net sales remained relatively stable as compared to the same period a year ago and management expects this trend to continue as well.

     Gross profit increased 50% to $2.0 million for the quarter ending March 31, 1998, from $1.3 million for the same period in 1997. However, in 1997, cost of goods sold includes a writedown of $758 thousand resulting from inventory being exchanged for barter credits. Excluding the net effect of the $758 thousand inventory write-down and the gross profit impact of $183 thousand from the sales reserve adjustment in 1997, gross profit actually increased by 5% from $1.9 million for the three months ending March 31, 1997 to $2.0 million for the three months ending March 31, 1998 due to the increase in sales of Nature's Secret-Registered Trademark- products. The gross profit margin increased by 18.1%, to 57.3% in the three months ending March 31, 1998 from 39.2% in the same period a year ago. The net effect of the $758 thousand inventory write-down and of sales reserve adjustments totaling $183 thousand in the first three months of 1997 reduced this 1997 gross profit margin by 21.3%. Excluding these two unusual transactions, the core business gross profit margin decreased 3.2% to 57.3% for the first quarter ending March 31, 1998 from 60.5% for the same period in 1997. Management attributes this decrease in gross profit margin to a 1.8% increase in shipping costs and 1.1% to costs related to new packaging. The profit margin on product remained stable for the first quarter of 1998 compared to the same period in 1997.

     Total operating expenses for the quarter ending March 31, 1998 decreased $754 thousand, or 27.6%, to $2.0 million form $2.7 million for the same quarter in 1997. After excluding costs related to the proposed merger of $120 thousand in 1998, ongoing operational costs actually decreased $874 thousand, or 32%. Decreased marketing expenses of $592 thousand made up the majority of the operating expense reduction, decreasing from $1.2 million in the first three months of 1997 to $595 thousand in the same period in 1998, a 49.9% reduction in costs. Management attributes this decrease to a reduction in expenses for national advertising, advertising agency fees and other related advertising development costs, marketing related travel costs and company marketing personnel costs. 4Health's research and development department decreased spending $101 thousand in the three months ending March 31, 1998 compared to the same period of 1997 by eliminating clinical studies projects, reducing R&D legal costs and cutting R&D salaries and related expenses. Sales expenses increased $33 thousand, or 6.2% in the first quarter of 1998 to $575 thousand compared to $542 thousand in the first quarter of 1997. A reclassification of co-op advertising costs from marketing in 1997 to a sales expense in 1998 caused this increase. Excluding that $59 thousand of co-op advertising from 1998 first quarter sales expenses, sales expenses for the first three months of 1998 actually decreased by $26 thousand when compared to the same period in 1997.

     Interest expense increased 33% to $35 thousand in the first quarter 1998 from $27 thousand in the first quarter 1997. The reason for this increase was the utilization of the company line of credit in 1998. Interest income decreased 84% to $4 thousand in the three months ending March 31, 1998 from $26 thousand during the same period in 1997. This decrease was due to the average balance of cash and cash equivalents available for investment in the first quarter of 1998 being less than during the same period a year earlier.

     A benefit for income taxes of $34 thousand was recorded as a result of changes in the deferred tax asset account. The increase in the deferred tax asset account was primarily related to differences in the book vs. tax treatment of consulting expenses related to the issuance of stock warrants.

     The Company reported a net income $33 thousand, or $.00 per share, for the three months ended March 31, 1998 compared to a net loss of $1.2 million, or ($.11) per share, for the three months ended March 31, 1997.

COMPARISON OF 1997 TO 1996

     Net sales decreased $4.9 million or 28% from $17.4 million in 1996 to $12.4 million in 1997. Net sales in the Nature's Secret-Registered Trademark- brand decreased $6.3 million or 37%, from $15.6 million to $9.9 million, due primarily to a large sale to a major customer in 1996. Sales of the 4Health-Registered Trademark- brand increased $.94 million or 142 % from $.66 million in 1996 to $1.6 million in 1997 and net sales in the Harmony Formulas-Registered Trademark-brand decreased $.08 million or 8%, from $.96 million to $.88 million in the same periods respectively.

     Excluding the large sale to a major customer in 1996, overall net sales were flat in 1997. The Nature's Secret-Registered Trademark- brand saw an increase in net sales in the last quarter of 1997 when compared to the same period in 1996. Management anticipates this trend to continue throughout 1998 due to its focused marketing campaign and introduction of new products. 4Health also feels that the 4Health-TM- and Harmony Formulas-Registered Trademark-brands will experience flat net sales in 1998. 4Health also experienced increased international sales activity at the end of 1997 and management expects foreign sales to increase significantly in 1998.

     Gross profit decreased 39% to $6.3 million in 1997 from $10.4 million in 1996. The gross profit margin in 1997 declined 9.3% from 60.1% in 1996 to 50.8% in 1997. Management attributes 6% of this decline to a $.76 million write-down of inventory. This inventory was exchanged for $2.3 million of barter credits. The Company expects to utilize these credits primarily for future advertising and travel expenses. 1.0% of the decline is attributable to the scrapping of obsolete inventory primarily related to a packaging changeover in the Nature's Secret-Registered Trademark- brand, and the balance of the decline is attributable to a shift in sales to products with gross margins less than historical averages.

     The loss on write-off of assets of $3.2 million was due to the write-off of the goodwill balance generated in the merger with Surgical Technologies, Inc.
It was determined under Statement of Financial Accounting Standards No. 121 that this asset had no value at December 31, 1997, and as such, was written-off in its entirety. General and administrative expenses increased 6.5% from 17.8% in 1996 to 24.3% in 1997 as a percentage of sales. Management attributes this increase to the expenses related to operating as a publicly held company for an entire year and legal fees in connection with a dispute with a major customer, now settled, which significantly exceeded cuts in personnel and other overhead costs. Sales expenses decreased $.7 million or 26% from $2.7 million in 1996 to $2 million in 1997. Marketing expenses decreased $2.7 million or 39% from $6.9 million in 1996 to $4.2 million in 1997. As a percentage of sales, sales and marketing expenses decreased 5.3% from 55.2% in 1996 to 49.9% in 1997. Reductions in advertising expenses to support the Nature's Secret brand accounted for most of this decrease.

     Research and development costs increased slightly from $.415 million in 1996 to $.418 million in 1997. As a percent of net sales, these expenses increased 1.0%. Continued development of new products and ongoing clinical studies related to new and existing products accounted for this spending. Management expects this department to decrease its expenditures in 1998 as there are no clinical studies planned for the coming year.

     Management implemented an expense reduction program in the second half of 1997 which resulted in a drop in operating expenses of approximately $1 million in the second half of the year when compared to the first half. The expense reduction program is still in place in 1998, and management intends to continue to look for ways to cut costs in the coming year.

1996 COMPARED TO 1995

     Net sales increased $6.9 million in 1996 or 66%, from $10.4 million in 1995, to $17.3 million. Net sales in the Nature's Secret-Registered Trademark-brand increased $5.7 million in 1996 or 37%, from $9.8 million in 1995 to $15.5 million, due primarily to a large sale to a major customer. Sales of the 4Health-TM- brand into the food, drug and mass market amounted to $.65 million of new business in 1996 and net sales in the Harmony Formulas-Registered Trademark- brand increased $.3 million or 31%, from $.66 million in 1995 to $.96 million in 1997, due primarily to increased sales and marketing efforts.

     Gross profit increased 57% to $3.8 million from $6.6 in 1995 to $10.4 million in 1996. The gross profit margin in 1996 declined 3.5 % from 63.6% in 1995 to 60.1%. Management attributes this decline to introduction of new products with gross margins less than historical averages and aggressive discounting on large sales to a major customers.

     General and administrative expenses increased 107% to $3.1 million in 1996 compared to $1.5 million in 1995. As a percent of net sales, these expenses increased 3.5% from 14.2% in 1995 to 17.7% in 1996. Management attributes these increases to 4Health's decision to build the corporate infrastructure by adding new executives and managers, expenses related to operating as a publicly held company and legal fees in connection with a dispute with a major customer. Additionally, sales and marketing expenses increased $5.7 million or 148% from $3.9 million in 1995 to $9.6 million in 1996. As a percentage of sales, sales and marketing expense increased 18.4% from 37.1% in 1995 to 55.4% in 1996. Increased selling and advertising expenses to support the Nature's Secret-Registered Trademark- and 4Health-TM- brands accounted for 38% of this increase. The build-up of the outside sales forces, sales management and the addition of new marketing management for both brands accounted for another 35% of the increase. Television advertising related to the large sale to a major customer explained another 23% of the increase.

     Research and development costs increased 178% from $149 thousand in 1995 to $415 thousand in 1996. As a percent of net sales, these expenses increased less than 1%. Development of new products and clinical studies related to new and existing products accounts for this increase.

1995 COMPARED TO 1994

     Net sales, for the year ended December 31, 1995, increased 402% to $10.4 million from $2.1 million for the year ended December 31, 1994. This increase was primarily due to a significant market penetration of health food stores from approximately 2,000 in 1994 to 5,400 active accounts by the end of 1995. Included in these stores, is a large chain of approximately 1,600 health food stores which carries only one of 4Health's products. Sales to this customer accounted for 12.8% of total revenues in 1995. An additional contributor to 4Health's revenue growth, was the launch of its Ultimate Multi-Registered Trademark- product in July of 1995 which accounted for 7.5% of total sales to health food stores.

     Gross profit for the year ended December 31, 1995 increased 398% to $6.6 million from $1.3 million for the year ended December 31, 1995. Gross margin declined .5% to 63.6% in 1995 from 64.1% in fiscal 1994. Management attributes this decline to its automation and building up of infrastructure, primarily in its distribution center, to prepare for higher volumes. Most customers orders are fulfilled and shipped within 24 hours of receipt.

     General and administrative expenses increased 143% in the year ended December 31, 1995 compared to the prior year whereas general and administrative expenses declined to 14.2% of net sales in 1995 compared to 29.3% in 1994. Management attributes this increase in spending to building infrastructure to remain competitive and to provide superior customer service. Sales and marketing expenses increased 374% in 1995 to $3.9 million up from $.8 million in 1994, however, as a percentage of sales, this spending declined to 37.1% in 1995 from 39.4% in 1994. 4Health incurred $1.4 million in advertising expenditures in 1995 compared to $.15 million in 1994 and increased its staffing and infrastructure of the sales and marketing departments by increasing its outside sales force and adding other supporting activities. 4Health's research and development spending increased $.1 million. Only one new product was launched in 1995.

     Interest expense results from the $1.3 million loan on 4Health's building which was outstanding for twelve months in 1995 at 7.5% interest compared to only seven months in 1994 at an interest rate of 3.5%.

LIQUIDITY AND CAPITAL RESOURCES

     AT DECEMBER 31, 1997

     Since 4Health's inception on February 17, 1993, it has financed its business growth primarily through operations, common stock sales and short-term borrowings from stockholders.

     In 1995, 4Health raised $1.5 million in cash from the net proceeds of the sale of preferred stock. In 1994, 4Health raised $1.0 million of cash from the net proceeds of the sale of Common Stock. 4Health has used the proceeds raised in 1995 and 1994 to finance its growth and expansion in those years.

     During 1996, 4Health used cash of $3.3 million for operations. As a result of the merger with Surgical, 4Health received cash and cash equivalents of $3.6 million. The bulk of these proceeds were used to fund marketing projects and increased marketing personnel costs. Sales and marketing expenses increased $5.7 million in 1996 over 1995. The majority of these expenditures were discretionary in nature and 4Health plans to curtail these activities unless they can be supported by ongoing operations. In addition $1.2 million was used to increase inventory during 1996. 4Health intends to substantially reduce inventory amounts during 1997 to reduce cash requirements.

     4Health's cash and cash equivalents position at December 31, 1997, was $.11 million compared to $1.1 million on December 31, 1996. The $1 million decrease in cash was due primarily to the cost of national magazine advertising and the development of an infomercial for the mass market distribution channel in the first half of 1997. The magazine advertising was not targeted to health food store shoppers and proved to be ineffective in producing increased revenue and the infomercial was discontinued after an unsuccessful test. 4Health ended the latest year with working capital of $1.6 million and a 1.8 to 1 working capital ratio.

     Accounts receivable totaled $1.6 million at December 31, 1997 as compared to $1.1 million on December 31, 1996. Management attributes the increase to the longer collection cycle for mass market related sales, as well as an increase of $.3 million in fourth quarter sales in 1997 when compared to the same period in 1996.

     Inventories were valued at $1.3 million at December 31, 1997 as compared to $2.5 million at December 31, 1996, which represents a 48% decrease or $1.2 million. The decline in inventories was due primarily to a writedown which reduced inventories $.76 million. Management attributes the rest of the inventory reduction to better inventory and vendor management.

     Notes receivable decreased $.27 million to $.11 million on December 31, 1997 from $.38 million on December 31, 1996 as the result of the payments on notes receivable acquired by 4Health in the merger with Surgical Technologies, Inc.

     Capital expenditures for the year ended December 31, 1997 were $.08 million compared to $.53 million for the same period in 1996. Management attributes the decline in capital expenditures to its efforts to conserve cash and a policy to aggressively use the existing capital assets acquired in 1995 and 1996.

     Other assets as of December 31, 1996 consisted primarily of intangible assets related to the merger with Surgical Technologies, Inc., including ID technology and goodwill, with the remainder made up of prepaid expenses and deposits. The ID technology is primarily the capitalized cost of patents and trademarks of a medical device used in angioplasty procedures. These intangible assets decreased $3.0 million in 1997 due primarily to the write-off of the goodwill in accordance with Statement of Financial Accounting Standards No. 121 which deals with the accounting for impairment of long-lived assets. The goodwill was recorded in the merger with Surgical Technologies, Inc. in 1996 and was determined to have no value at December 31, 1997. The balance of other assets at December 31, 1997 consisted of ID technology, prepaid expenses and deposits. The Company believes the ID technology to be a viable asset at its current recorded value of approximately $480,000 at December 31, 1997. In December 1997, the Company entered into an agreement with InterVentional Technologies, Inc. ("IVT") to mutually explore the viability of entering into a joint venture agreement in order to further develop the technology, increase revenues and earnings, and transfer the ownership of the device to IVT. The Company believes the new design of the device will be less expensive to produce, thus allowing the device to compete for U.S. market share, while maintaining international sales volumes. The Company is currently amortizing this asset over an eight year useful life.

     Accounts payable and accrued liabilities decreased $.3 million due primarily to borrowing on 4Health's line of credit with Norwest Business Credit, Inc., which line had a balance of $.7 million at December 31, 1997. Borrowings have been used primarily to pay vendors and suppliers for inventory needed for the normal seasonal first quarter increase in sales activity anticipated in 1998 and to finance additional accounts receivable generated in the fourth quarter of 1997. Available borrowing capacity in addition to the amount outstanding on the revolving line of credit at December 31, 1997 was $.25 million, and at March 27, 1998 was $.93 million.

     4Health used cash for operating activities of $3.3 million in 1996 and $2.1 million in 1997. $3.9 million in cash was generated in 1996 from investing activities, the majority of which came from the Surgical acquisition. This cash, together with the cash on hand at the beginning of 1996 of $.9 million and the additional borrowings from financing activities in 1997 of $.9 million has allowed 4Health to fund these operating losses and some capital expenditures.

     4Health reduced its operating costs over $.95 million in the last six months of 1997 as compared to the first half of 1997. Although cash used in operations in the second half of 1997 increased slightly over the first half of 1997, the increase was due to a large reduction of accounts payable using 4Health's line of credit. Cash flow from operations in the first quarter of 1998 continues to improve.

AT MARCH 31, 1998

     The Company's cash and cash equivalents position increased $204 thousand at March 31, 1998, to $314 thousand compared to $110 thousand at December 31, 1997. This increase was due to an increase in open payables related to increased inventory purchases and a decrease in accounts receivable caused by a reduction in non-trade receivables. The Company invests its cash in an interest bearing money market account. As of March 31, 1998, the Company had working capital of $1.6 million with a 1.8 to 1 working capital ratio.

     Accounts receivable totaled $1.5 million at March 31, 1998 as compared to $1.6 million on December 31, 1997, a reduction of $113 thousand, or 7% despite an increase in overall sales. The increased sales related to the Natures Secret-Registered Trademark- brand, which have a shorter collection cycle than the 4Health-Registered Trademark- brand, caused a reduction in the average collections cycle compared to December 31, 1997. The largest portion of the decrease in customer receivables can be attributed to a $43 thousand reduction in amounts owed for 4Health-Registered Trademark- brand customer receivables. Natures Secret-Registered Trademark- brand and international division receivables remained relatively stable.

     Inventories were valued at $1.6 million at March 31, 1998 as compared to $1.3 million at December 31, 1997, which represents a 24% increase or $.3 million. Inventory levels have been increased to support the level of sales projected for the second quarter of 1998.

     Capital expenditures for the first three months of 1997 were $64 thousand as compared to $0 for the same period in 1998. Management has placed a temporary hold on any capital spending pending the outcome of the proposed merger with IN.

     Other assets remained relatively stable at March 31, 1998 as compared to December 31, 1997.

     Accounts payable and accrued liabilities increased $.6 million to $1.6 million from $1.1 million. This increase is primarily related to amounts due suppliers for the increased inventory purchases and accounting and legal fees related to the pending merger. The increase partially resulted from a reduction of $300 thousand in the balance of the Company's line of credit with Norwest Business Credit, Inc. The March 31, 1998 balance of the line of credit was $441 thousand. Improved cash flows that resulted from increased sales in the first quarter of 1998 also contributed to the Company's ability to reduce the line of credit balance. Additional borrowing capacity outstanding on the revolving line of credit at March 31, 1998 was $756 thousand.

     The Company has generated an overall positive cash flow of $204 thousand for the first three months of 1998 as compared to a negative cash flow of $663 thousand for the same period in 1997. Cash generated by operations for the first quarter of 1998 was $506 thousand, while during the first quarter of 1997 the Company's operations used $694 thousand of cash, a $1.2 million improvement. The majority of this improvement is due to the successful efforts of management to bring operating and marketing costs in line with sales levels and developing more effective but cost efficient advertising promotions resulting in a reduction in operating costs of $754 thousand. For the first three months of 1998 a reduction in accounts receivable of $104 thousand added to the positive cash flow, while in 1997 an increase in receivables reduced cash flow by $319 thousand. In the first three months of 1998, the Company has utilized line of credit funds of approximately $300 thousand to finance the purchase of inventory while no such financing was utilized in the same period in 1997.

     The Company's future capital requirements will depend on many factors, including the nature and timing of orders from customers, collection of accounts on trade sales, the expansion of sales and marketing efforts, costs associated with entering into new channels of distribution, and the status of competitive products.

     In January 1998, the Company entered into a merger agreement with IN, a company also engaged in the nutritional supplement business. The Company expects the anticipated merger to substantially increase its revenue stream and its cash flow generated from operations with minimal additional cost.

     Management believes that its working capital and borrowing capacity will be sufficient to satisfy anticipated sales growth and operating requirements over the next 12 months regardless of whether or not the Merger is consummated. Nevertheless, the Company continues to explore sources of additional capital for future needs. There can be no assurance, however, that the Company will not require additional financing earlier than anticipated or that any additional financing will be available upon acceptable terms, or at all. The inability to obtain such financing could have a material adverse effect on the Company's business, financial condition, and results of operations.

--------------------------------------------------------------------------------

     The following Financial Statements are filed with this Proxy Statement as pages F-2 through F-22:

     Report of Independent Public Accountants
     Balance Sheets
     Statements of Operations
     Statements of Shareholders' Equity
     Statements of Cash Flows
     Notes to Financial Statements

     4Health has not made any changes in accountants. 4Health does not have any disagreement with accountants regarding accounting or financial disclosure.

                                   BUSINESS OF IN


GENERAL

     Irwin Naturals, a California corporation formed in August 1995 by Klee and Margarethe Irwin is a supplier and formulator of vitamins and nutritional supplements which are designed and formulated to address the dietary needs of the general public. IN's products that are sold through health food stores, mass market outlets and internationally. Applied Nutrition, a Nevada corporation wholly owned by Klee and Margarethe Irwin, was dissolved in October of 1997 and the company began the process of transferring the ownership of the net assets of Applied Nutrition to IN. This transfer is expected to be completed prior to the consummation of the Merger.

     IN's products are produced solely from natural ingredients and are formulated for the purpose of achieving specific dietary or nutritional goals.

     IN attempts to protect its products and formulas with, among other things, "non-disclosure/noncompetition" agreements with its manufacturers and employees and with trademark protection.

     Certain of IN's products have seasonal popularity, with somewhat increased appeal in the first two quarters of each calendar year with some decline in volume in the fourth quarter of the calendar year. IN believes that the impact of this seasonality can be at least partially offset by the introduction of new products and through marketing programs promoting public awareness of the need for year-round health products.

MANUFACTURING AND SUPPLY SOURCES

     All of IN's products are manufactured by third party suppliers pursuant to IN's specifications and proprietary recipes. Prior to selecting a manufacturer to produce its products, IN reviews the manufacturer's raw material sources, quality assurance procedures, and reliability to assure that the proposed manufacturer meets IN's criteria. All of the companies that manufacture for IN are required to meet strict manufacturing standards required by the FDA, and IN believes that it benefits from such regulation in the overall quality of the products manufactured by such regulated entities for IN. To date, IN has relied exclusively on domestic manufacturers in order to facilitate IN's quality assurance monitoring function.

     IN places purchase orders with its suppliers for individual product manufacturing lots for delivery of packaged and labeled product to IN's warehouse in Culver City, CA, for distribution. IN has no long-term manufacturing agreements with any of its suppliers, but purchases manufactured lots pursuant to individual purchase orders. Currently, IN utilizes four separate manufacturers and believes that there are other qualified manufacturers that would meet IN's quality assurance requirements if alternative manufacturing sources were required. IN maintains an inventory of approximately 60 to 90 days of anticipated demand and to date has not experienced material shortages of manufactured products for delivery. All ingredients in IN's products are generally available from a number of alternative sources, although certain of the ingredients, such as those based on agricultural products, are subject to seasonable availability to a limited degree.

MARKETING AND SALES

     To date, IN has marketed its products principally through mass market and health food stores both domestically and internationally, including vitamin and full line grocery stores with vitamin aisles, and alternative health care providers such as chiropractors and nutritionists. Products are introduced to retail outlets through advertising of IN products in national nutrition magazines, trade magazines, and through IN's telemarketing staff and outside sales force which contacts retail outlet representatives to introduce IN's products and to provide continuing product education and sales support. Through product incentives, IN encourages retail outlet employees--vitamin-aisle experts--to utilize IN's products personally in order to become familiar with their use and benefits as a basis for recommending the products to customers.

     Currently, IN products are marketed to approximately 4,000 health food stores, including 2,000 General Nutrition Corporation ("GNC") stores. Current arrangements with GNC allow for distribution of IN's products to GNC franchise stores through GNC distribution centers. Sales to health food stores accounted for approximately 26% of sales for the year ended December 31, 1997. Sales through GNC, represented approximately 4.3% of revenues of IN through health food stores for the year ended December 31, 1997.

     IN derives over 20% of its sales from international distribution. Primary countries in which IN distributes its products include Japan, Brazil, Mexico, Saudi Arabia, Singapore, Canada, South Africa and Russia. All distributors have contracts with IN that offer them exclusivity of distribution in their country in exchange for minimum purchase commitments. Risk for IN in this marketing channel is low because no money is spent by IN on marketing and all of the accounts are required to pay in short term financing (30 day terms), letters of credit or cash prior to shipment. All of IN's international distributors invest in marketing the products in their county as part of their contractual distribution agreement. Foreign currency exchange rates affect the sales performance of IN's products overseas, since its prices to international distributors are based in US dollars and not in foreign currency. Retail prices, however, are generally expressed in local currency. Accordingly, an increase in the value of the U.S. dollar relative to such foreign currency may force distributors to raise their prices, thereby potentially adversely affecting sales. However, to date, this has not been a significant problem since IN's products are usually marketed in other countries as high end imports to an upper tier of customers who are not sensitive to minor changes in price.

     Mass market sales in the United States are also a major part of the IN business. Currently, IN's largest customers consist of GNC (representing 18.3% of IN's mass market revenues for the year ended December 31, 1997), Wal-Mart (11%), Eckerd Drug (5.9%), K-Mart (3.5%), American Drug (2.7%) and CVS (2.5%).
The credit risk on these accounts is very low because they are all highly rated by Dun & Bradstreet's credit ranking reports. Most credit terms for these accounts are 30 days. IN sells to these accounts via in-house and contract broker sales personnel. The primary products sold by IN to the mass market include DIET SYSTEM 6-Registered Trademark-, DR. LINUS PAULING-REGISTERED TRADEMARK- VITAMINS and PHENSAFE-TM-. Mass-market sales account for over 50% of the sales of IN. Promotion and marketing to support these sales is done through TV, magazine, radio and in-store advertising.

     IN also markets its products through alternative health care practitioners such as non-traditionally oriented medical practitioners, chiropractors, acupuncturists, nutritionists, and directly to consumers.

COMPETITION

     Competition in the nutritional supplement industry is vigorous, characterized by a relatively large number of companies (estimated at approximately 200), most of which have relatively small sales. Many of the companies have established reputations for successfully developing and marketing nutritional supplement products, with a variety of well-established marketing outlets. Many of such companies have greater financial, managerial, and technical resources than IN. Principal competitors include American Cyanamid, Smith-Kline-Beecham, American Home Products, Rexall Sundown, Inc., and Nature's Sunshine Products, although not all of these companies produce natural supplements. Included in that group of competitors are Herbal Life International, Sun Rider Corporation, and Shakley. Many of these companies rely exclusively on multi-level marketing or network marketing as opposed to retail sales.

PRODUCTS AND DEVELOPMENT

     IN maintains an ongoing effort to develop new products. This effort is supported by IN's technical staff, which assists through the research of available ingredients and their combination and effects, and its sales and marketing staff, which assists with the identification of potential new consumer demands. An important part of this effort is the development of unique products with different formulations for marketing through different outlets or intended markets.

     CURRENT PRODUCTS

     All of IN's products are produced from non-artificial herbs, botanicals, and nutrients, and are formulated by IN with the goal of producing specific sets of effects. IN's current product offering, includes, but is not limited to:
LINUS PAULING-REGISTERED TRADEMARK- VITAMINS, SYSTEM SIX-REGISTERED TRADEMARK-, DIET SYSTEM 6-REGISTERED TRADEMARK-, GINZA PLUS-REGISTERED TRADEMARK-, COENZYME Q10 WITH GINKO, PYCNOGENOL WITH GRAPE SEED EXTRACT AND ESTER C-REGISTERED TRADEMARK-, GINKGO SMART-REGISTERED TRADEMARK-, YOHIMBE PLUS-TM-, MELATONIN WITH VALERIAN ROOT, CAT'S CLAW, ECHINACEA WITH GOLDEN SEAL AND ESTER C-REGISTERED TRADEMARK-, FAMILY-SIZED ECHINACEA 9250, MEMORY SHARP-TM-, ENDLOSS FORMULA, VITAL FORCE, MOONLIGHT, PHENSAFE-TM- and CHROMIUM PICHOLINATE 500.

PRODUCT WARRANTIES AND RETURNS

     IN product warranties and its policy regarding returns of products are similar to those of other companies in the industry. If a consumer of any of IN's products is not satisfied with the product, he or she may return it to the distributor from whom such consumer purchased it at any time within 30 days of purchase. The distributor is required to refund the purchase price to the customer, in which event the distributor may return the product received from the customer for an exchange of equal value.

     All products are warranted against defect by the manufacturers of those products. Most products returned to IN, however, are not found to be defective in manufacture. As a result, most products returned to IN are replaced by it at its cost.

     In addition, IN has an open return policy for retail outlets that grants the right to such outlets to return any unsold merchandise. IN received returns under its warranty and return policies equal to approximately 2% of total sales in the year ended December 31, 1997.

TRADEMARKS AND SERVICE MARKS

     As a company selling branded consumer products nationwide, IN believes that establishing trade and service marks and copyrights for brand names and associated advertising and labeling materials is important in maintaining company and product identification and integrity. Accordingly, IN is engaged on a continuing basis in developing brand names and such associated materials for its new products, securing trade and service mark protection for such brand names and copyright protection for such associated materials, policing its existing marks, and enforcing its legal rights in cases of potential infringement by third parties of its legally protected marks and copyrights. Prior to commencing advertising and sales of products under a newly developed brand name, IN seeks to minimize the risks of potentially infringing the rights of third parties by conducting trade and service mark searches and other inquiries in addition to filing publicly for trademark protection of the brand name and copyright protection for associated advertising materials and labeling. IN registers trademarks (or licenses registered trademarks owned by others) for its principal product lines, including DR. LINUS PAULING-REGISTERED TRADEMARK-VITAMINS and DIET SYSTEM 6-REGISTERED TRADEMARK-, as well as its principal products, and copyrights all product labeling. Notwithstanding such efforts, such newly developed marks may, nevertheless, conflict with the local common law rights of senior users of the same or similar marks, which may be unregistered or which may not be disclosed in a search of public records. Upon being apprised of any such potential infringement and after due investigation to establish the validity of any such competing claims, IN may seek to secure appropriate licenses for the continued use of its marks or commence legal proceedings to establish its right to use its marks. The unsuccessful resolution of these efforts may, however, result in significant adverse financial consequences to IN.

FACILITIES

     IN's shipping and distribution functions are located in an approximately 25,000 square foot facility located at its headquarters at 10549 W. Jefferson Blvd., Culver City, CA 90232 that IN leases at a monthly rental of $15,000. IN's executive offices are located in an adjacent 12,000 sq. ft. building which IN also leases at a monthly rental of $15,600.

EMPLOYEES

     IN has 65 employees, including three executive officers, 20 in general administration, 13 in sales and marketing, and 29 in operations and research and development.

     IN's employees are not represented by a collective bargaining organization, and IN is not aware of any efforts to organize any such collective bargaining unit. IN considers its relations with its employees to be good and has not experienced any work stoppages or slow-downs.


LEGAL PROCEEDINGS

     From time to time IN is a party to legal proceedings that it considers routine litigation incidental to its business. Management believes that the likely outcome of such litigation will not have a material adverse effect on IN's business or results of operations.

GOVERNMENTAL REGULATION

     GENERAL

     The processing, formulation, packaging, labeling and advertising of IN's (as well as 4Health's) products are subject to regulation by federal agencies including the FDA, the Federal Trade Commission (the "FTC"), the Consumer Products Safety Commission, the Department of Agriculture, the Postal Service, and the Environmental Protection Agency. IN's (and 4Health's) activities are also subject to regulation by various agencies of the states and localities in which IN (and 4Health) products are sold. The FDA has been the main agency regulating the types of products sold by nutritional supplement firms such as IN, but much of that authority stemmed from the FDA's treatment of dietary supplements as food additives and drugs. The FDA's jurisdiction has been somewhat eroded and its role has been reduced to mainly policing the activities of makers of dietary supplements by the enactment of the Dietary Supplement Health and Education Act of 1994 ("DSHEA") in October 1994. The DSHEA modifies the application of certain provisions of the FDC Act as they relate to dietary supplements. The DSHEA established an Office of Dietary Supplements at the National Institutes of Health in order to coordinate and conduct scientific research into the health benefits of dietary supplements and also established a presidential commission to study and make recommendations on the regulation of label claims and statements for dietary supplements.

     During the years preceding passage of the DSHEA, members of Congress were under intense pressure from various sources, including the dietary supplement industry, to reduce the regulatory burdens on dietary supplements imposed or threatened by the FDA through its broad interpretation and application of the FDC Act and its regulatory authority. Recognizing the importance of improving the health of United States citizens and the role of dietary supplements in promoting such improvement, Congress enacted the DSHEA to allow consumers to have wider access to dietary supplements that are not unsafe, toxic, unsanitary, or adulterated and to increase the access of consumers to truthful information
about such products.   Passage of the DSHEA impacted the FDA's ability to issue
and implement any regulations with respect to dietary supplements through its exemption of such products from being considered "food additives" or, in most circumstances, "drugs." Although the DSHEA is generally viewed as a positive development for companies that sell dietary supplements such as vitamins, minerals, herbs, botanicals, amino acids, and similar substances, the legislation imposed significant requirements that must be adhered to in order for a product to qualify for the safe harbors established by the DSHEA.

     The DSHEA broadly defines a dietary supplement to include any product intended to supplement the diet that bears or contains a vitamin, mineral, herb or other botanical, an amino acid, a dietary substance for use by man to supplement the diet by increasing the total dietary intake, or a concentrate, metabolic constituent, extract, or combination of any such ingredient, PROVIDED that such product is either intended for ingestion in tablet, capsule, powder, softgel, gelcap, or liquid droplet form or, if not intended to be ingested in such a form, is not represented for use as a conventional food or as a sole item of a meal or the diet and, in any case, is not represented for use as a conventional food or as a sole item of a meal or the diet and is labeled as a dietary supplement. The definition also includes highly technical provisions dealing with a dietary supplement that contains an ingredient that also has been approved by the FDA as a drug. The practical effect of such an expansive definition is to ensure that the new protections and requirements of the DSHEA will apply to a wide class of products.

     EXEMPTION FROM "FOOD ADDITIVE" STATUS

     One important provision of the DSHEA exempts the dietary ingredients in dietary supplements from being treated as "food additives." Any substance that is added to a food product that is not "generally recognized as safe" by experts whose opinion is based on published scientific literature is subject to being regulated as a food additive by the FDA. Under the FDC Act, a substance that is a food additive may not be added to food products unless explicitly permitted by the FDA by issuance of a regulation. In petitioning the FDA for such a regulation, a process that often takes five years or more, a petitioner might be required to spend several hundreds of thousands of dollars or more to test a product and participate in any ensuing proceedings. Prior to enactment of the DSHEA, dietary supplement ingredients were often alleged to have "food additive" status and, unless approved by the FDA, were treated as illegal foods by such agency, although many contended that this represented overreaching on the part of the FDA in light of its permitted powers. This clearly posed a substantial negative impact on the industry's business and operations because of the risk that the FDA could choose to treat any product offered by any company as containing food additives. The DSHEA removed this potential problem and any ambiguity related thereto by exempting dietary ingredients in dietary supplements from being treated as food additives.

     DSHEA SAFETY STANDARDS

     Section 4 of the DSHEA sets out new safety standards regulating dietary supplements. These standards are summarized below.

     First, the DSHEA provides that a dietary supplement will be deemed to be an adulterated food if it presents a significant or unreasonable risk of illness or injury when used in accordance with its labeling or, if no conditions of use are suggested or recommended in the labeling, under ordinary conditions of use. Generally, the FDC Act prohibits the introduction or delivery of adulterated food into interstate commerce so a dietary supplement that is deemed adulterated may not be sold or distributed through interstate commerce. The FDA has the burden of proof in establishing that a dietary supplement is adulterated under such a standard.

     Second, the DSHEA imposes additional requirements that must be adhered to for those dietary supplements containing a "new" dietary ingredient which, under the DSHEA, is an ingredient that was not marketed in the United States before October 15, 1994. A dietary supplement that contains such a new dietary ingredient will be deemed to be adulterated unless either (a) all ingredients contained in the dietary supplement have been present in the food supply as an article used for food in a form in which the food has not been chemically altered, or (b) there is a history of use of other evidence of safety establishing that the new dietary ingredient, when used under the conditions recommended or suggested in the labeling, will reasonably be expected to be safe. In order to qualify for the safe harbor under the second condition, a manufacturer/distributor of the new dietary ingredient or supplement must provide, at least 75 days before introducing or delivering for introduction such substance into interstate commerce, information to the FDA that forms the basis on which the manufacturer/distributor has concluded that a dietary supplement containing the new dietary ingredient will reasonably be expected to be safe.

     Finally, the DSHEA provided non-delegable authority to the Secretary of the Department of Health and Human Services ("H&HS") to declare a dietary supplement as posing an imminent hazard to public health or safety. Following such declaration, it is immediately illegal to market such a product, although the Secretary must thereafter promptly hold a formal hearing in order to determine whether to affirm or withdraw the declaration.

     The effect of these new safety standards is that the authority of the FDA to regulate dietary supplements has been limited. IN is not able to predict with certainty the impact of the new regulatory scheme on its activities; through December 31, 1997, the Secretary of H&HS has not made any imminent hazard declaration.

     LABELING/PUBLICATIONS

     The DSHEA increases the ability of sellers of dietary supplements to provide information about their products. The intent of Congress in promoting such information is to empower consumers to make more informed choices about preventive health care programs based on available scientific data about the health benefits of diet supplements. Prior to the enactment of the DSHEA, the FDA asserted that any publication used in connection with the sale of a dietary supplement could be regulated by the FDA as "labeling." Further, if the publication in question contained information claiming or suggesting that an ingredient present in a dietary supplement might be used in the cure, mitigation, treatment, or prevention of any disease, such supplement would be subject to regulation under the FDC Act as a drug. Under Sec. 403B of the FDC Act, which was created by Sec. 5 of DSHEA, a publication, including an article, a book or chapter in a book, or an official abstract of a peer reviewed scientific publication that appears in an article and was prepared by the authors or the editors of a publication, is not defined as a labeling and may be used in connection with the sale of a dietary supplement to consumers if such publication is reprinted and it (i) is not false or misleading; (ii) does not promote a particular manufacture or brand of a dietary supplement; (iii) is displayed or presented with other items on the same subject matter so as to present a balanced view of the available scientific information; (iv) is physically separate from dietary supplements if displayed in an establishment where such products are sold; and (v) does not have appended to it any information by sticker or any other method. The United States has the burden of proof to establish that a publication is false or misleading if a proceeding is established to prevent a publication. The DSHEA specifically provides that it does not restrict a retailer or wholesaler of dietary supplements in any way whatsoever from selling books or other publications as part of its business. Through March 31, 1998, no court nor the FDA has interpreted the scope of Sec. 403B in any official action. These provisions of the DSHEA may indirectly affect IN because they will make it easier for retailers and wholesalers that sell IN's products to display and sell publications that are related to IN's business and discuss the benefits of dietary supplements such as the ones that IN manufactures and distributes; also, IN itself may make Section 5 publications available to its customers.

     FDA regulations published prior to the enactment of the DSHEA and pursuant to the Nutrition Labeling and Education Act ("NLEA") prohibit the use of any health claim in the labeling of any food products, (including brochures), unless the claim is first approved by the FDA by regulation. The DSHEA, in Sec. 6, carves out an exception to this regulation that allows companies that manufacture and distribute dietary supplements to make any of the following four types of statements without FDA approval: (1) a statement that claims a benefit related to a classical nutrient deficiency disease and discloses the prevalence of such disease in the United States; (2) a statement that describes the role of a nutrient or dietary ingredient intended to affect structure or function in humans; (3) a statement that characterizes the documented mechanism by which a nutrient or dietary ingredient acts to maintain such structure or function; or (4) a statement that "describes general well-being" from consumption of a nutrient or dietary ingredient. In addition to making sure that a statement meets one of the four criteria, a manufacturer of the dietary supplement must have substantiation that such statement is truthful and not misleading, must not claim to diagnose, mitigate, treat, cure, or prevent a specific disease or class of diseases, and must contain the following disclaimer, prominently displayed in boldface type: "THIS STATEMENT HAS NOT BEEN EVALUATED BY THE FOOD AND DRUG ADMINISTRATION. THIS PRODUCT IS NOT INTENDED TO DIAGNOSE, TREAT, CURE, OR PREVENT ANY DISEASE." Additionally, the manufacturer must notify the Secretary of Health and Human Services no later than 30 days after the first marketing of the dietary supplement to which such statement relates. The FDA issued a final rule (i.e., a regulation) implementing this statute effective October 23, 1997.

     In addition to the above statements that are allowed to be made by manufacturers, a dietary supplement must be properly labeled. To be properly labeled, a dietary supplement must list the name and quantity of each ingredient, (if there is a proprietary blend, only the total weight of all the ingredients needs to be listed) be identified as a "dietary supplement," and identify the part of a plant from which any herb or botanical ingredient is derived. On September 23, 1997, the FDA issued comprehensive new labeling regulations which must be followed with respect to all labels affixed to containers of dietary supplements on and after March 23, 1999.

     MANUFACTURING

     The DSHEA did not limit the FDA's ability to regulate manufacturing but authorized the FDA to prescribe good manufacturing practice ("GMPs") regulations for dietary supplements which are to be modeled after current good manufacturing practice regulations for food. IN cannot predict the impact that such regulations could have on those suppliers that manufacture its products. However, since many manufacturers also produce a number of over-the-counter medications that are already subject to manufacturing standards of the FDA, it is unlikely that any new regulations regarding manufacture of dietary supplements would adversely affect IN or its suppliers. The FDA, in February of 1977, printed in the Federal Register an industry sponsored GMP proposal and asked for comment about its proposals.

     SUMMARY

     On November 24, 1997, the Commission on Dietary Supplement Labels ("DSL Commission"), a seven member group appointed by the President of the United States, issued a 84 page report ("the Report") which includes many recommendations for the regulation of label claims and statements for dietary supplements. The DSL Commission's conclusions and advice are in the form of a series of Findings and Guidances and its ultimate recommendations are called Recommendations. Section 12 of DSHEA requires the FDA to publish in the Federal Register "a notice of any recommendation of the Commission for changes in regulations of the Secretary for the regulation of dietary supplements and shall include in such notice a notice of proposed rulemaking on such changes together with an opportunity to present views on such changes." IN cannot determine or predict the final effects that the DSHEA will ultimately have on the regulatory scheme of dietary supplements. Further, IN cannot predict what response the FDA or the Congress will make to the recommendations of the DSL Commission.
Although the DSHEA is generally beneficial to manufacturers of dietary supplements, there is no real indication of its ultimate effect.

SELECTED HISTORICAL FINANCIAL DATA OF IN

     The following selected historical financial data should be read in conjunction with the financial statements of IN and the notes thereto and "BUSINESS OF IN -- IN Management's Discussion and Analysis of Financial Condition and Results of Operations" set forth below. The selected financial data of IN has been derived from the financial statements of IN which (other than as of and for the period ended December 31, 1994 and March 31, 1997 and
1998), have been audited by Arthur Andersen LLP, independent public accountants. The financial statements of IN at December 31, 1997, 1996 and 1995 and for the fiscal years ended December 31, 1997, 1996 and 1995, together with the report of Arthur Andersen LLP thereon, appear elsewhere in this Proxy Statement. The selected financial data of IN as of and for the periods ended December 31, 1994 and March 31, 1998 and 1997 is unaudited but gives effect to all adjustments (all of which were normal recurring accruals) necessary in the opinion of management of IN to present fairly this information. The results of operations for the interim period should not be taken as indicative of results for the full year.

                                            THREE MONTHS ENDED
                                                  MARCH 31,                           YEARS ENDED DECEMBER 31,
                                         -------------------------   ------------------------------------------------------------
                                               1998        1997           1997          1996             1995             1994
                                           ----------   ----------   -----------    -----------       -----------      ---------
                                                (unaudited)                                                           (unaudited)
INCOME STATEMENT DATA:
    Net sales. . . . . . . . . . . . . .  $5,368,554   $3,903,522    $17,258,828    $11,463,720       $2,448,566       $495,700
    Gross profit . . . . . . . . . . . .   3,124,842    2,146,937      9,480,789      5,838,524          988,407        204,936
    Operating income . . . . . . . . . .   1,611,669      885,212      1,901,472      1,355,048          210,923          1,729
    Other income (expense), net. . . . .      (7,968)       9,755          9,995         63,551          (13,803)        (1,440)
                                          ----------    ---------     ----------     ----------         --------       --------

    Income before income taxes . . . . .   1,603,701      894,967      1,911,467      1,418,599          197,120            289
    Pro forma taxes. . . . . . . . . . .     641,480      357,987        764,587        659,098  (2)      78,848             --
                                          ----------    ---------     ----------     ----------         --------       --------
    Net income . . . . . . . . . . . . .    $962,221     $536,980     $1,146,880       $759,501         $118,272           $289
                                          ----------    ---------     ----------     ----------         --------       --------
                                          ----------    ---------     ----------     ----------         --------       --------
PER SHARE DATA:
    Net income . . . . . . . . . . . . .      $14.75        $8.23         $17.58         $11.64            $1.81(1)    $      -(1)
    Weighted average shares
    outstanding-basic and diluted. . . .      65,250       65,250         65,250         65,250            65250         65,250
BALANCE SHEET DATA:
    Working capital. . . . . . . . . . .   3,334,043    1,376,507      2,100,256       $865,971         $158,493             --
    Total assets . . . . . . . . . . . .   5,390,146    3,573,879      5,015,713      3,607,784          558,148        235,724
    Long-term debt . . . . . . . . . . .         ---          ---              -              -                -             --
    Shareholders' Equity . . . . . . . .   3,536,201    1,458,012      2,253,499        921,032          161,531             --



(1) Represents pro forma net income per common share because it assumes 65,250 shares outstanding for the entire year, even though Irwin Naturals was not incorporated until August 1995. Irwin Naturals began operations as a sole proprietorship in October 1994.

(2) Represents actual taxes because Irwin Naturals was a C-Corporation in fiscal year 1996.

                 IN MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
                         CONDITION AND RESULTS OF OPERATIONS

1ST QUARTER 1997 COMPARED TO 1ST QUARTER 1998

          Net sales for the quarter ended March 31, 1998 were $5.4 million compared to $3.9 million for the same period in 1997. This increase of 37.5% was due primarily to greater market penetration of IN's principal products in the mass market, specifically the drug and discount chain. Sales to health food stores, and into the international marketplace also grew significantly.

          Cost of sales increased from $1.8 million in 1997 to $2.2 million in 1998 in real dollars, but decreased as a percentage of sales from 45% to 42%, thereby increasing the gross profit from 55% in 1997 to 58% in 1998. This was due primarily to a more favorable sales mix, with sales concentrations in higher margin items during the first quarter of 1998.

          Selling expenses increased from $.6 million in 1997 to $.8 million in 1998 in real dollars, but decreased as a percentage of sales from 15.7% in 1997 to 14.0% in 1998. The major reason for the increase in dollars, but decrease as a percentage of sales was an improved relationship between advertising dollars expended and the resultant sales. In addition, although there was an increase in salary and wages, there was a more efficient use of labor, which resulted in an improved ratio of salary expenses to sales dollars.

          General and administrative expenses increased from $.7 million in 1997 to $.8 million in 1998 in real dollars, but decreased as a percentage of sales from 16.7% to 14.1%. Personnel related costs accounted for the majority of the dollar expense difference, however the personnel costs decreased as a percentage of revenues. Legal and accounting expenses decreased in real dollars in 1998 from 1997.

          Total operating expenses increased by over $.2 million in 1998 versus 1997, from $1.3 million in 1997 to $1.5 million in 1998; however operating expenses decreased as a percentage of revenues from 32.3% in 1997 to 28.2% in 1998, an improvement of 5.1% in 1998 over 1997 as a percentage of revenue.

          Net operating income, which was $.9 million in 1997, increased to $1.6 million in 1998, and as a percentage of sales increased from 22.7% in 1997 to 30.0% in 1998.

          IN elected an 'S' corporation status for all of 1997, and through the first quarter of 1998, and has used a 40% effective tax rate, so that after-tax income was $.5 million in 1997 versus $1.0 million in 1998, and increase of $.5 million, and an increase as a percentage of sales from 13.8% in 1997 to 17.9% in 1998, a 4.1% increase.

1996 COMPARED TO 1997

     Net sales for the year ended December 31, 1997 were $17.2 million compared to $11.5 million for the same period in 1996. This increase of 50% was due primarily to greater market penetration of IN's principal products in the mass market, specifically the drug and discount chains. Sales to health food stores and into the international marketplace also grew significantly.


     Two customers accounted for 36% of sales in 1997 versus 23% in 1996. Cost of sales increased from $5.6 million in 1996 to $7.8 million in 1997 on the higher level of sales.

     Gross profit increased from $5.8 million in 1996 to $9.5 million in 1997, or from 50.93% to 54.93% of sales. This was due primarily to the fact that the increase in health food and international sales, with their higher profit margins, was able to offset the growth in mass market volume, with its lower margins.

     Selling expenses increased from $1.2 million in 1996 to almost $3.5 million in 1997. The major reason for the increase was the growth in advertising and media expense. This category amounted to less than $800,000 in 1996, but over $3.1 million in 1997. Over $1.5 million of this amount was for media TV expenses.

     General and administrative expenses totaled slightly over $4 million for the year ended December 31, 1997 compared to $3.2 million the previous year. Personnel costs accounted for over $1 million of this difference, as the company's higher sales level required major increases in personnel. Legal and professional fees increased by over $200,000, and rent and occupancy charges rose over $130,000. During the course of 1997, the company increased its warehouse and administrative facilities from 6500 square feet to almost 23,000 square feet. Officers' compensation declined from almost $1.5 million in 1996 to just over $600,000 in 1997.

     Total operating expenses increased by over $3 million in 1997 versus 1996, from $4.5 million to almost $7.6 million. Operating income, which was $1.4 million in 1996, increased to $1.9 million in 1997. There was an increase of about $500,000 in pre-tax income between 1996 and 1997, from $1.4 million to $1.9 million.

     As a 'C' corporation, IN paid $660,000 in income taxes in fiscal 1996. For fiscal 1997, IN elected 'S' corporation status, so that after-tax income for 1996 was $760,000 versus $1.9 million in 1997.

1995 COMPARED TO 1996

     Sales for IN in the year ending December 31, 1995, the company's first full year in operation, were $2.5 million. Sales for the year ending December 31, 1996, were $11.5 million, an increase of $9 million, or 460%.

     The increase in sales can be attributed to the following facts:

     In 1995, IN had a line of eight products, which it sold to fewer than 2,000 independent health food stores. In 1996, the IN line was increased to 12 products, and the company's customer base grew to 5,000 health food stores.

     Also, during the 3rd quarter of 1996, IN entered into a licensing agreement with the Linus Pauling family, which allowed it the exclusive worldwide rights to use the Linus Pauling name. It developed a line of six products bearing the Linus Pauling name, which it began marketing during the 4th quarter of 1996.

     In addition, also in the 4th quarter, IN increased its customer base through the introduction of a diet product line for the mass market.

     Gross Profit in 1995 was $1 million, or 40% of sales versus $5.9 million or 51% of sales in 1996. As IN's product line grew and its customer base expanded, it was able to seek out more sources of supply, and this competitive situation reduced product cost and increased gross profit.

     Selling, general and administrative expenses in 1995 were $800,000, or 30% of sales versus $4.5 million in 1996, or 39% of sales. As the sales volume increased, management found it necessary to increase its payroll and to find additional office and warehouse facilities. In 1995, IN employed 15 people; in 1996, the number had grown to 50. At the beginning of 1995, IN was housed in a 2,000-sq. ft. location in Culver City; by the end of the year, it moved to a 6,500-sq. ft. facility in the same city.

     Pretax profit in 1995 was $200,000, or 8% of sales versus $1.4 million, or 12% of sales in 1996. The increased gross profit margin without a corresponding increase in selling general and administrative expenses accounted for the difference.

LIQUIDITY AND CAPITAL RESOURCES

     IN's cash and cash equivalent position as of December 31, 1997 was $527,000 versus $281,000 in 1996. Working capital in 1997 was $2.1 million compared to just under $900,000 in 1996. The working capital ratio in 1997 was 1.75 compared with 1.32 on December 31, 1996. IN invests its surplus cash in two interest bearing money market accounts.

     Cash provided by operating activities of $860,000 in 1997 is a result of an increase in net income from $760,000 in 1996 to $1.9 million in 1997 and was offset by an increase in working capital of $1.2 million. This increase is a result of sales growth activity and a reduction of income taxes payable by $667,000 during 1997.

     Cash used in investing activities during 1997 relates to capital expenditures of $132,000 for computer equipment to support the additional personnel.

     Cash used in financing activities of during 1997 $483,000 relates to a distribution to shareholders of $579,000 primarily for the payment of income tax liabilities attributable to the operations of IN and a repayment of shareholder advances of $96,000.

     Cash provided by operating activities of $118,000 in 1996 relates to an increase in net income from $197,000 in 1995 to $759,000 in 1997 and was offset by an increase in working capital of $641,000. This increase is a result of sales growth activity.

     Cash used in investing activities during 1996 of $54,000 relates to purchases of computer equipment to support additional personnel.

     Cash provided by financing activities during 1996 of $141,000 relates to customer deposits of $450,000 to secure future purchases of inventory, the issuance of advances to shareholders of $96,000, and repayment of a note to shareholders of $213,000.

     IN had no long-term debt, either at year-end 1996 or 1997. Shareholder's equity grew from just over $900,000 at December 31, 1996, to almost $2.3 million as of December 31, 1997, or an increase of $1.4 million.

     Management of IN believes IN's working capital position is adequate for the near term. There are no near term plans for a major capital expansion or for major equipment purchases.

     IN has established a credit line with a local bank in the amount of $750,000, which management believes, if utilized, would be adequate for the near term. It expects to introduce several new products into its marketplace during 1998 and to accompany each product launch with heavy promotion and media advertising, for which additional working capital may be required. As of both December 31, 1996 and December 31, 1997, there were no outstanding borrowings against this credit line.

                       BUSINESS OF THE SURVIVING CORPORATION
                                FOLLOWING THE MERGER


     The business of the Surviving Corporation will be much the same as the current businesses of 4Health and IN prior to the Merger. The Surviving Corporation will utilize IN's strengths in international and mass market distribution and 4Health's strong background in health food stores. By generating revenues from three areas of distribution - international, mass market, and health food stores - the Surviving Corporation will have an expanded, more diversified revenue base.

     Although the Surviving Corporation has no firm commitments or identified targets for acquisition, the Surviving Corporation plans to grow through a series of strategic acquisitions during the next two years. Acquisition targets may include other branded mass market and health food store supplement products which could benefit from the strong marketing connections and talents of the Surviving Corporation. Other business options that may be considered by the Surviving Corporation include expanding into retail distribution and manufacturing to obtain financial benefits of vertical integration.

     The Surviving Corporation also expects to see financial savings due to the consolidation of the administrative and operation functions. Subsequent to the closing of the Merger, the Surviving Corporation's headquarters will be relocated to IN's current offices in Culver City, California. Management also anticipates consolidating operational staffs and consolidating warehouse and distribution facilities to achieve greater efficiency through economies of scale. Consolidation of the sales forces and distributors may also be considered in the future. Management of the Surviving Corporation believes that being located in Southern California will provide access to a large, skilled employee base.

     The Surviving Corporation believes that, if needed, it may be possible to increase its line of credit if supported by increases in profitability and sales.

                             DESCRIPTION OF SECURITIES

PREFERRED STOCK

     The Surviving Corporation's Articles of Incorporation authorizes the Board of Directors, without further stockholder approval, to issue up to 5,000,000 shares of preferred stock, par value $0.01 per share ("Preferred Stock"), for any proper corporate purpose. In approving any issuance of Preferred Stock, the Board of Directors has broad authority to determine the rights, privileges, and preferences of the Preferred Stock, which may be issued as one or more classes or series. The rights, privileges, and preferences may include voting, dividend, conversion, redemption, participation and liquidation rights that may be senior to 4Health Common Stock. At the Effective Time, no shares of Preferred Stock of any class or series will be issued and outstanding or reserved for issuance.


4HEALTH COMMON STOCK

     Following the Merger, the Surviving Corporation will be authorized to issue 50,000,000 shares of 4Health Common Stock, par value $0.01 per share, of which 27,753,484 shares will be outstanding, 748,203 shares will be reserved for the exercise of outstanding options and 1,250,000 shares will be reserved for issuance on the potential exercise of outstanding warrants. Holders of 4Health Common Stock will be entitled to one vote per share on each matter submitted to a vote at any meeting of stockholders. Shares of 4Health Common Stock will not carry cumulative voting rights, and therefore, absent the staggered Board provisions in 4Health Articles of Incorporation, a majority of the shares of outstanding 4Health Common Stock would be able to elect the entire Board of Directors of the Surviving Corporation, and if they do so, minority stockholders would not be able to elect any person to the Board of Directors. Since the Board consists of three classes of directors, only one-third of all directors are elected each year. Utah law and the Bylaws provide that a majority of the issued and outstanding shares of 4Health Common Stock will constitute a quorum for a stockholders' meeting.

     Stockholders of the Surviving Corporation will have no preemptive right to acquire additional shares of 4Health Common Stock or other securities. The 4Health Common Stock will not be subject to redemption and carries no subscription or conversion rights. In the event of liquidation of the Surviving Corporation, the shares of 4Health Common Stock will be entitled to share equally in corporate assets after satisfaction of all liabilities. The shares of 4Health Common Stock, when issued, will be fully paid and non-assessable.

     Holders of 4Health Common Stock will be entitled to receive such dividends as the Board of Directors may, from time to time, declare out of funds legally available for the payment of dividends. The Surviving Corporation will seek growth and expansion of its business through the reinvestment of profits, if any, and does not anticipate that it will pay dividends in the foreseeable future.

     The Board of Directors has the authority to issue the authorized but unissued shares without action by the stockholders. The issuance of such shares would reduce the percentage ownership held by persons receiving shares of 4Health Common Stock in the Merger, may dilute the book value of the then existing stockholders and could be used by an incumbent Board to deter unsolicited takeover proposals.

     See "AMENDMENTS OF THE 4HEALTH ARTICLES OF INCORPORATION AND BYLAWS" for a description of certain changes to 4Health's Articles of Incorporation and Bylaws.

TRANSFER AGENT

     American Securities Transfer & Trust, Inc. ("AST") is and will continue subsequent to the Merger as the Transfer Agent for the 4Health Common Stock. AST can be reached at 938 Quail Street, Suite 101, Lakewood, CO 80215, telephone number (303) 234-5300.

                       MANAGEMENT OF THE SURVIVING CORPORATION


     Pursuant to the Surviving Corporation's Articles of Incorporation, as amended in accordance with the Articles of Merger, at the Effective Time, the current Board of Directors of 4Health will be replaced in its entirety (other than R. Lindsey Duncan). The Board of Directors of the Surviving Corporation shall be comprised of five (5) members, three (3) of which shall be members of an Executive Committee: R. Lindsey Duncan (Chairman of the Board and member of the Executive Committee), Klee Irwin (member of the Executive Committee), Anthony Robbins (member of the Executive Committee and Audit Committee), Clarke Keough (member of the Audit Committee) and Jonathan Diamond (member of the Audit Committee). The Board of Directors of the Surviving Corporation will continue to be divided into three classes, the terms of which expire successively over a three-year period. At each Annual Meeting of Shareholders, successors to directors whose terms expire at the meeting shall be elected for three-year terms. The terms of the two Class I directors (R. Lindsey Duncan and Klee Irwin) will end at the Annual Meeting of Shareholders in 2001; the terms of the two Class II directors (Clarke Keough and Jonathan Diamond) will end at the Annual Meeting of Shareholders in 2000; and the term of the Class III director (Anthony Robbins) will end at the Annual Meeting of Shareholders in 1999; and until their respective successors shall have been elected and qualified.

     Pursuant to the Articles of Merger, at the Effective Time, the current officers of 4Health will be replaced. The new officers of the Surviving Corporation will be as follows:

          NAME                               POSITION

     R. Lindsey Duncan             Chairman of the Board

     Klee Irwin                    President and Chief Executive Officer

     Dan Martin                    Acting Chief Financial Officer, Treasurer and
                                   Secretary

     Each of the named executive officers serves at the pleasure of the Board of Directors. Messrs. Duncan and Irwin, however, each have three year employment agreements. See "Employment Agreements" below.

     Biographical information concerning each of the individuals who will become a director or executive officer of the Surviving Corporation at the Effective Time is set forth below:


                                  CLASS I DIRECTORS

R. LINDSEY DUNCAN
Age:  35

     Mr. Duncan has been its Chairman of the Board, President, Chief Executive Officer and director of 4Health since 1993 and is a nutritionist certified by the National Institute of Nutritional Education. Since the mid-1980s, he has owned, operated, and been the principal nutritionist of the Home Nutrition Clinic, Santa Monica, California. In 1988, Mr. Duncan began formulating his own nutritional supplements and in 1993, organized 4health, Inc., a California corporation and a predecessor of 4Health. Mr. Duncan is a member of the National Nutritional Foods Association, the American Herbal Products Association, and the Herb Research Foundation and a finalist in Ernst & Young's national "1996 Entrepreneur of the Year." Mr. Duncan makes numerous appearances on prime time national and regional television and radio programs such as ABC, CBS, NBC, CNN, CNBC, and more. He is regularly featured in national and international magazines.

KLEE IRWIN
Age:  32

     Mr. Irwin is the President and chief executive officer of IN, which he founded in 1995. Prior to his involvement in IN, beginning in 1989, Mr. Irwin served as a vice president of sales and marketing and general manager of Helsneva Labs, a division of Pantron I Corp., a privately held consumer products company.

                                  CLASS II DIRECTORS

CLARKE KEOUGH
Age: 35

     Mr. Keough has served Allen & Company Incorporated, an investment banking company ("Allen & Company"), as a Vice President from January 1992 to June 1993 and as a Director since April 1997. Mr. Keough served Allen Capital Incorporated, an affiliate of Allen & Company, as a Vice President from June 1993 to January 1994 and as a Director from January 1994 to April 1997.

JONATHAN DIAMOND
Age:  39

     Jonathan Diamond has served as the Chairman and Managing Partner of J. Diamond Group, L.P., a media and entertainment investment partnership from January 1993 through June 1995, and as Vice Chairman of N2K Inc., a media and entertainment company since June 1995.


                                  CLASS III DIRECTOR

ANTHONY ROBBINS
Age:  38

     During the past five years, Mr. Robbins has served as the President and Chief Executive Officer of the Anthony Robbins Companies, a privately held personal and professional improvement training services company.



                               OTHER EXECUTIVE OFFICER

DAN MARTIN
Age:  52

     Mr. Martin has served as the Acting Chief Financial Officer of IN since March of 1997. From 1995 until 1997, Mr. Martin had served as the Chief Financial Officer of Bocchi Laboratories, a contract manufacturer in the skin and health care industry. From 1993 to 1995, Mr. Martin was the Chief Financial Officer of Westar Management, a diversified company involved in the real estate, restaurant and gaming businesses.

EMPLOYMENT AGREEMENTS

     Upon consummation of the Merger, each of R. Lindsey Duncan and Klee Irwin will enter into substantially similar three year employment agreements with the Surviving Corporation. These agreements provide for annual salaries of $225,000 and $350,000 for Duncan and Irwin, respectively; the right to receive an annual bonus equal to 2% of the consolidated earnings before income taxes of the Surviving Corporation in excess of $6,000,000 and the right to participate in all retirement and welfare, benefit, fringe, perquisite and other plans and programs applicable generally to other key executives of the Surviving Corporation in effect at any time. They will both be entitled to reimbursement for their reasonable business expenses. Mr. Duncan will be employed as Chairman of the Board and as a member of the Executive Committee with all duties and responsibilities normally associated with this position as well as the responsibility of directing public relations; new product concepts, formulations, and research and development and product training; quality control and development of product distribution through health food stores, seminars and public media. Mr. Irwin will be employed as President and Chief Executive Officer and member of the Executive Committee with all duties and responsibilities normally associated with these positions including line item authority respecting the annual operating budget, manufacturing, sales and distribution of the Surviving Corporation's products, product packaging and hiring and firing of all employees (other than Duncan). Both Duncan and Irwin will report to the Board. These agreements are terminable by the Surviving Corporation for "Cause" and by the employee for "Good Reason." "Cause" is defined, in brief, to be (i) the willful failure to substantially perform one's duties; (ii) embezzlement of funds, or (iii) conviction of a felony. "Good Reason" is defined in brief to be (i) a "Change in Control", (ii) the failure by the Surviving Corporation to comply with any material provision of the agreement, (iii) the failure by the Surviving Corporation to comply with the procedures set forth in the agreement relating to termination, (iv) the alteration of the executive's duties, (v) the requirement that the executive be required to relocate more than 20 miles from executive headquarters in Culver City, California, (vi) the determination by the executive in good faith that the policies and/or actions of management are reasonably likely to violate legal requirements or will materially adversely affect the Surviving Corporation or its shareholders or (vii) disability. "Change of Control" is defined to be a change of control of a nature required to be reported in response to item 6(e) of Schedule 14A of Regulation 14A under the Exchange Act, but in any case is deemed to have occurred if any person (other than an existing officer or director) is or becomes the beneficial owner of 20% or more of the combined voting power of the Surviving Corporation's outstanding securities. If an agreement is terminated with Cause or without Good Reason, the executive is not entitled to any further payments thereunder. If an agreement is terminated without Cause or with Good Reason, the executive is entitled to receive all of the salary, bonus and other benefits due him thereunder for the balance of the term of the agreement. Unless the agreements are terminated without Cause or for Good Reason, each of the executives will be subject to covenants regarding confidentiality, disclosure and assignment of inventions, non-competition and non interference with the business of the Surviving Corporation, except that Mr. Duncan will be entitled to maintain his interest in his Home Nutrition Clinics and his personal publishing and other audio/video activities.

        SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT OF 4HEALTH

     The following table includes information as of May 26, 1998 concerning the beneficial ownership of the holdings of 4Health Common Stock by (i) all persons who are known by 4Health to hold five percent or more of the outstanding shares of 4Health Common Stock, (ii) each of the directors of 4Health, (iii) each executive officer of 4Health, and (iv) all directors and executive officers of 4Health as a group. Except as otherwise indicated, all shares are owned directly, and the persons named in the table have sole voting and investing power with respect to shares shown as beneficially owned by them.



                                                                        SHARES
                                                                     BENEFICIALLY
NAME AND ADDRESS OF BENEFICIAL OWNER                                    OWNED                     PERCENT
------------------------------------                                --------------                -------
Principal Shareholders
----------------------
R. Lindsey Duncan
 5485 Conestoga Court
 Boulder, CO 80301                                                  $  5,899,153  (4)             49.25%

White Rock Capital Management, L.P.
3131 Turtle Creek Boulevard
Suite 800
Dallas, TX 75219                                                         676,000  (5)              5.63%

White Rock Capital, Inc.
3131 Turtle Creek Boulevard
Suite 800
Dallas, TX 75219                                                         676,000  (5)              5.63%

Thomas U. Barton
3131 Turtle Creek Boulevard
Suite 800
Dallas, TX 75219                                                         676,000  (5)              5.63%

Joseph U. Barton
3131 Turtle Creek Boulevard
Suite 800
Dallas, TX 75219                                                         676,000  (5)              5.63%

Nominee for Director
--------------------
Jonathan Diamond                                                          40,500                     *

Directors and Executive Officers
--------------------------------

R. Lindsey Duncan(1)(2)                                                 ----------See Above----------
Cheryl Wheeler(1)(3)                                                     342,383  (4)            2.86%
Rockwell D. Schutjer(1)                                                   24,701  (4)              *
Steven B. Beckman(1)                                                       7,523  (4)              *
Scott W. Lusk(3)                                                           9,864  (4)              *
All officers and directors as a group (5 people)                       6,762,855  (4)           56.34%

---------------------------------------



*    Less than 1%
(1)  Serves as a director of 4Health.

(2) Serves as an executive officer of 4Health and appears in the Summary Compensation table.
(3) Serves as an executive officer of 4Health, but does not appear in the Summary Compensation table.
(4) Includes the following number of shares which could be purchased under stock options exercisable within 60 days from the date hereof; Mr. Duncan, 401,252 shares; Ms. Wheeler, 61,944 shares; Mr. Beckman, 7,523 shares;
     Mr. Lusk,8,512 shares; and all officers and directors as a group, 479,231 shares.
(5) As reported by White Rock Capital Management, L.P. ("White Rock Management"), White Rock Capital, Inc. ("White Rock, Inc."), Joseph U. Barton and Thomas U. Barton in a Form 13G filed with the Commission on April 24, 1998 (the "White Rock 13G") as of April 23, 1998, each of White Rock, Inc., White Rock Management, Thomas U. Barton and Joseph U. Barton may be deemed to be the beneficial owner of 676,000 shares of 4Health Common Stock (the "White Rock Shares"). This number consists of (1) 550,000 shares held for the accounts of White Rock clients, (2) 112,000 shares held for the account of White Rock Partners, L.P. ("White Rock Partners") and
     (3) 14,000 shares held for the account of White Rock Management. According to the White Rock 13G, the White Rock Shares include shares of 4Health Common Stock that were acquired by White Rock Management on behalf of certain institutional clients and shares held for the accounts of White Rock Partners and White Rock Management. The general partner of White Rock Partners is White Rock Management, the general partner of which is White Rock, Inc. Thomas U. Barton and Joseph U. Barton are the shareholders of White Rock, Inc. In the White Rock 13G, White Rock Management claimed sole voting and dispositive power with respect to 14,000 White Rock Shares and shared voting and dispositive power with respect to 662,000 White Rock Shares, and each of White Rock, Inc., Joseph U. Barton, and Thomas U. Barton claimed shared voting and dispositive power with respect to 676,000 White Rock Shares and sole voting and dispositive power with respect to none of the White Rock Shares. In the White Rock 13G, White Rock Partners expressly disclaims beneficial ownership of any shares of 4Health Common Stock held for the accounts of the White Rock clients and White Rock Management, and White Rock clients expressly disclaim beneficial ownership of any shares of 4Health Common Stock held for the accounts of the White Rock Partners and White Rock Management.

             MANAGEMENT AND EXECUTIVE COMPENSATION OF 4HEALTH DURING 1997

MANAGEMENT OF 4HEALTH

     The Board of Directors of 4Health during 1997 was comprised of R. Lindsey Duncan, Cheryl Wheeler, Todd B. Crosland (resigned effective June 12, 1997), Rockwell D. Schutjer and Steven B. Beckman. The Board of Directors met 2 times during 1997 for regular Board of Directors meetings. All directors attended 100% of the aggregate of (i) the total number of meetings of the Board of Directors held while they were members and (ii) the total number of meetings held by all Committees of the Board of Directors on which they served as members except Mr. Crosland, who missed one Board meeting. In addition, on several occasions, the Board of Directors gave their unanimous written consent on issues involving normal corporate business. The Board of Directors has three standing committees, the Audit Committee, the Compensation Committee, and the Long-Term Stock Incentive Plan Administration Committee ("LTSIP Administration Committee"). During 1997, the Audit Committee and the LTSIP Administration Committee were composed of Messrs. Crosland and Beckman. The Audit Committee did not meet during 1997, the functions of such committee being performed by the Board of Directors as a whole. The LTSIP Administration Committee met throughout 1997 as needed to grant stock options. The LTSIP Administration Committee is responsible for overseeing 4Health's Long-Term Stock Incentive Plan (the "LTSIP") including, subject to the express terms of the LTSIP, making awards, interpreting the LTSIP, amending and rescinding rules and other duties related to the proper implementation of the LTSIP. During 1997, the Compensation Committee was composed of Messrs. Duncan, Crosland, and Beckman. The Compensation Committee met once in 1997. The primary responsibility of the Compensation Committee is to establish and review the compensation policies of 4Health, including those for executives. During 1997, 4Health did not have a nominating committee, the functions of such a committee being performed by the Board of Directors as a whole.

     The LTSIP, which will remain in effect after the Merger, provides that upon assuming office, each non-employee director shall be granted a non-qualified option to acquire 5,000 shares of Common Stock at an exercise price equal to 100% of the fair market value on the date of grant. One-half of the grant shall become exercisable upon completion of one year of service as a director and the remaining balance upon completion of two years of service as a director. All options have a five year expiration term. On April 1, 1997, Mr. Beckman received 5,000 options under this policy exercisable at a price of $5.00 per share.

     Directors do not receive compensation for attending meetings of the Board of Directors. Directors are reimbursed for their reasonable travel and lodging expenses incurred attending meetings.


SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table shows, for the year ending December 31, 1997, the cash compensation paid by 4Health, as well as certain other compensation paid or accrued for the year, to R. Lindsey Duncan, 4Health's President and Chief Executive Officer. No other executive received total cash compensation exceeding $100,000 during 1997.

                                 SUMMARY COMPENSATION

                                                                          Long Term Compensation
                                                                      ----------------------------------------
                                       Annual Compensation                    Awards                  Payouts
                                  ---------------------------------------------------------------------------
                                                                                                                  All
                                                                      Restricted   Securities                    Other
                                                                        Stock      Underlying      LTIP          Comp-
Name and Position            Year      Salary      Bonus      Other     Award        Options      Payouts      ensation
-----------------------------------------------------------------------------------------------------------------------
R. Lindsey Duncan,         1997     $150,000        $0        $0        $0        401,252        $0              $0
 President and Chief       1996       150000         0         0         0        331,034         0               0
 Executive Officer         1995       84,023         0         0         0        105,329         0               0



OPTION EXERCISES AND HOLDINGS

     The following table presents information with respect to the Chief Executive Officer concerning the exercise of options during 1997 and unexercised options held as of December 31, 1997:

                AGGREGATED OPTION EXERCISES AND YEAR END OPTION VALUES

                                                           Number of Unexercised         Value of Unexercised In-the-
                                                                Options at                    Money Options at
                                                            December 31, 1997                 December 31, 1997
                                                       ----------------------------------------------------------------
                       Shares            Value
Name                  Exercised(#)     Realized($)     Exercisable     Unexercisable     Exercisable     Unexercisable
-----------------------------------------------------------------------------------------------------------------------
R. Lindsey Duncan         0               $0             401,252           35,111       $444,723.24(1)     $0.00 (1)


(1) Based on the closing market price of $5.125 per share for 4Health's Common Stock as of December 31, 1997.


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     R. Lindsey Duncan, the President and Chief Executive Officer of 4Health, served on the Compensation Committee of the Board of Directors during 1997.

REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors has responsibility for making recommendations regarding compensation policy for 4Health, including executives. The Compensation Committee's overall goal is to provide a strong link among shareholder value, company performance, and executive compensation. An additional goal is to promote long-term growth and development for 4Health by attracting and retaining qualified and talented executives. The following report shall not be deemed incorporated by reference into any filing under the Securities Exchange Act of 1933 or the Securities Exchange Act of 1934.

     4Health uses various compensation surveys, including industry and regional specific surveys, to develop its compensation strategy and plans. The Compensation Committee also refers to such surveys for executive compensation, including that of the Chief Executive Officer.

     There is no set policy for adjusting base salary or bonuses subsequent to initial employment. Such adjustments in the past have occurred due to changes in job skills, performance, and competitive salary information.

     4Health's current stock option plan includes executives, managers and key employees. Stock options are granted periodically by the LTSIP Administration Committee of the Board of Directors. The Long-Term Stock Incentive Plan allows the grant of options, both incentive and non-qualified. Historically, the LTSIP Administration Committee has granted non-qualified options. For executives, the options are usually granted with one third vesting after each year of service with 4Health. Pricing of the options generally begins at the fair market price on the date of grant for the options vested after one year and increases $1.00 per share for each additional year of service.

     The compensation of Mr. Duncan, Chief Executive Officer of 4Health, for 1997 is shown in the Summary Compensation table. The Compensation Committee believes that Mr. Duncan's compensation adequately reflects his performance as 4Health's President and Chief Executive Officer.

     The Compensation Committee has reviewed 4Health's compensation plans with regard to the deduction limitations under the Omnibus Budget Reconciliation Act of 1993 (the "Act") and the final regulations interpreting the Act which have recently been adopted by the Internal Revenue Service and the Department of the Treasury. Based on this review, the Committee has determined that 4Health's LTSIP, as previously approved by shareholders, meets the requirements for deductibility under the Act. The Committee believes that no tax deduction will be lost as a result of Section 162(m) on compensation paid to Company executives in 1997.

                                  R. Lindsey Duncan
                                   Todd B. Crosland
                                  Steven B. Beckman
                        Members of the Compensation Committee

RELATED PARTY TRANSACTIONS

     Pursuant to the terms of the LTSIP, upon taking office, each non-employee director of the Surviving Corporation (i.e., Messrs. Anthony Robbins, Clarke Keough and Jonathan Diamond), will receive 5,000 non-qualified stock options, vesting one-half upon completion of one year of service, and one-half upon completion of two years of service, exercisable at 100% of the fair market value of the 4Health Common Stock on the date of grant.

     It may be anticipated that the officers and others rendering services to the Surviving Corporation will receive stock options under the LTSIP, if circumstances warrant such grants, in accordance with the policies to be set by the Board of Directors of the Surviving Corporation and the LTSIP Administration Committee.

     See also "Employment Agreements" above for a detailed description of Messrs. R. Lindsey Duncan's and Klee Irwin's proposed new employment agreements.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Pursuant to Section 16(a) of the Securities Exchange Act of 1934, executive officers, directors and 10% shareholders of 4Health are required to file reports on Form 3, 4 and 5 of their beneficial holdings and transactions in the 4Health Common Stock. During 1997, all such reports were filed in a timely manner.

STOCK PERFORMANCE

     The graph below presents a comparison of the cumulative shareholder return of 4Health's Common stock over the period July 17, 1996 to December 31, 1997 with the cumulative total return over the same period for The Nasdaq Stock Market - U.S. Companies Total Return Index and a peer group represented by the Nasdaq Pharmaceutical Stocks Total return Index (SIC code 283). Both indexes were prepared for Nasdaq by the Center for Research in Security Prices. The graph below compares the cumulative total return of 4Health's Common Stock over the July 17, 1996 to December 31, 1997 period assuming a $100 investment on July 17, 1996 and assuming reinvestment of all dividends. (4Health's Common stock commenced trading on the Nasdaq National Market tier of The Nasdaq Stock Market under the stock symbol HHHH on July 17, 1996. Prior to that date, 4Health was known as Surgical Technologies, Inc. with stock trading under the symbol SGTI. The prior market performance history of Surgical has not been included herein because it does not reflect the results of the merger or the changed nature of 4Health's business since the merger. The graph is based on daily total return figures from July 17, 1996 and month-end figures from July 30, 1996 through December 31, 1997.)





















---------------------------------------------------------------------------------------------------------------------------------
                                                             Quarter End Values
---------------------------------------------------------------------------------------------------------------------------------
                                   7/17/96         9/30/96       12/31/96        3/31/97         6/30/97    9/30/97      12/31/97
---------------------------------------------------------------------------------------------------------------------------------
4Health                          $  100.00        $  78.95      $  57.90      $  58.55         $  61.84  $  50.66       $  53.95
---------------------------------------------------------------------------------------------------------------------------------
Nasdaq US Index                     100.00          113.16        118.73        112.29           132.88    155.35         145.69
---------------------------------------------------------------------------------------------------------------------------------
Nasdaq Pharmaceutical Index         100.00          113.64        110.25        104.70           113.03    126.80         113.92
---------------------------------------------------------------------------------------------------------------------------------

                                  TAX CONSEQUENCES


GENERAL

     The following discussion summarizes the material United States federal income tax consequences of the proposed Merger under the Internal Revenue Code of 1986, as amended (the "Code"). It is not feasible to comment on all of the federal income tax consequences of the Merger. The following summary does not include any discussion with respect to the consequences of the Merger under foreign, state or local taxation laws and regulations. Each holder of 4Health Common Stock should consult his or her own tax advisor regarding the tax consequences of the proposed Merger in light of such holder's own situation, including the application and effect of any state, local or foreign income and other laws.

     Special tax consequences not described below may be applicable to particular classes of taxpayers, including financial institutions, broker-dealers, persons who are not citizens of the United States or which are foreign corporations, foreign partnerships or foreign estates or trusts as to the United States, and the holders who acquired their shares through the exercise of an employee stock option or otherwise as compensation.

     The Merger has been structured to qualify as a tax-free reorganization under the provisions of section 368(a) of the Code. NO RULINGS FROM THE IRS OR OPINION OF COUNSEL AS TO THE TAX CONSEQUENCES OF THE MERGER OR ANY OTHER MATTER DISCUSSED HEREIN HAS BEEN OR WILL BE REQUESTED OR OBTAINED.

     The following discussion is based on the pertinent provisions of the Code, the applicable regulations promulgated by the Treasury Department under the Code (the "Regulations"), and judicial and administrative interpretations of the Code and Regulations. Each stockholder should be aware that the Code, the Regulations, and interpretations are subject to change and that such changes may be given retroactive effect. In addition, there can be no assurance that the Internal Revenue Service (the "IRS") will agree with the interpretations of the Code and the Regulations set forth below.

FEDERAL TAX CONSEQUENCES OF THE MERGER

     4Health believes that:

          (a) The Merger will be treated for federal income tax purposes as a reorganization meeting the requirements of section 368(a) of the Code.

          (b) 4Health and IN will each be a "party to the reorganization," within the meaning of section 368(b) of the Code, with respect to the Merger.

          (c) No gain or loss will be recognized by 4Health Stockholders as a result of the Merger.

          (d) No gain or loss will be recognized by 4Health or IN as a result of the Merger.

          (e) 4Health's basis in each IN asset received by 4Health in the Merger generally will be the same as IN's basis in the asset immediately prior to the Merger.

          (f) 4Health's holding period for tax purposes of each IN asset received by 4Health in the Merger generally will include the holding period during which the asset was held by IN.

     The preceding material is intended to be only a summary of the material
income tax consequences relating to the Merger.   4HEALTH STOCKHOLDERS SHOULD
CONSULT THEIR OWN TAX ADVISORS REGARDING THEIR OWN PARTICULAR CIRCUMSTANCES.

                              INDEPENDENT ACCOUNTANTS


     The audited balance sheets of 4Health as of December 31, 1997 and 1996, and the related statements of operations, stockholders' equity and cash flows for each of the years in the three-year period ended December 31, 1997, included in this Proxy Statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing in giving said report.

     The audited balance sheets of IN as of December 31, 1997, 1996 and 1995, and the related statements of operations, stockholders' equity and cash flows for each of the years in the three year period ended December 31, 1997, included in this Proxy Statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing in giving said report.


                                    OTHER MATTERS

     The Board of Directors of 4Health knows of no matters other than the foregoing to be brought before the meeting. However, the enclosed Proxy gives discretionary authority in the event that any additional matters should be presented.

     The Annual Report of 4Health for the past year is enclosed herewith and contains 4Health's financial statements for the year ended December 31, 1997. A COPY OF FORM 10-K, THE ANNUAL REPORT FILED BY 4HEALTH WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED WITHOUT CHARGE TO ANY SHAREHOLDER WHO REQUESTS IT IN WRITING FROM 4HEALTH AT THE ADDRESS NOTED ON THE FIRST PAGE OF THIS PROXY STATEMENT.


                                STOCKHOLDER PROPOSALS

        It is anticipated that the next annual meeting of stockholders will be held in May of 1999. Stockholders may present proposals for inclusion in the proxy statement to be mailed in connection with the next annual meeting of stockholders; PROVIDED THAT, such proposals are received by 4Health no later than February 28, 1999, and are otherwise in compliance with applicable laws and regulations and the governing provisions of the Articles of Incorporation and Bylaws of 4Health as the Surviving Corporation.

--------------------------------------------------------------------------------
                            INDEX TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
TITLE OF DOCUMENT                                                           PAGE
--------------------------------------------------------------------------------
4HEALTH, INC.

Report of Independent Public Accountants . . . . . . . . . . . . . . . . . . F-2

Balance Sheets as of March 31, 1998 (unaudited) and December 31, 1997 and December 31, 1996  . . . . . . . . . . . . . . . . . . . . . . . . . . . F-3

Statements of Operations for the three months ended March 31, 1998 and
1997 (unaudited) and the years ended December 31, 1997, 1996 and 1995. . . . F-4

Statements of Stockholders' Equity for the three months ended March 31,
1998 (unaudited) and the years ended December 31, 1997, 1996 and 1995. . . . F-5

Statements of Cash Flows for the three months ended March 31, 1998 and
1997 (unaudited) and the years ended December 31, 1997, 1996 and 1995. . . . F-7

Notes to Financial Statements. . . . . . . . . . . . . . . . . . . . . . . . F-9

IRWIN NATURALS

Report of Independent Public Accountants . . . . . . . . . . . . . . . . . .F-23

Balance Sheets as of March 31, 1998 (unaudited) and December 31, 1997,
1996 and 1995. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .F-24

Irwin Naturals Statements of Operations for the three months ended
March 31, 1998 and 1997 (unaudited) and the years ended December 31,
1997, 1996 and 1995. . . . . . . . . . . . . . . . . . . . . . . . . . . . .F-25

Irwin Naturals Statements of Changes in Retained Earnings for the
three months ended March 31, 1998 (unaudited) and the years ended
December 31, 1997, 1996 and 1995 . . . . . . . . . . . . . . . . . . . . . .F-26

Irwin Naturals Statements of Cash Flows for the three months ended
March 31, 1998 and 1997 (unaudited) and the years ended December 31,
1997, 1996 and 1995. . . . . . . . . . . . . . . . . . . . . . . . . . . . .F-27

Notes to Financial Statement . . . . . . . . . . . . . . . . . . . . . . . .F-29

                      REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To 4Health, Inc.:

     We have audited the accompanying balance sheets of 4Health, Inc. (a Utah corporation) as of December 31, 1997 and 1996, and the related statements of operations, stockholders' equity and cash flows for each of the three years in the period ended December 31, 1997 (as restated - see Note 1). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of 4Health, Inc. as of December 31, 1997 and 1996, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1997 in conformity with generally accepted accounting principles.




                                                  Arthur Andersen LLP



Denver, Colorado,
  February 20, 1998.

                                   4Health, Inc.

                                   Balance Sheets



                                                                                              December 31,
                                                                            March 31,   --------------------------
                                                                              1998          1997          1996
                                                                          -----------   -----------   ------------
                                                                          (unaudited)
CURRENT ASSETS
     Cash and cash equivalents                                            $   313,817   $   109,787   $ 1,086,168
     Accounts receivable, net of allowance for doubtful accounts of
          $20,340, $13,998 and $23,296, respectively                        1,497,082     1,609,692     1,105,207
     Inventories                                                            1,649,032     1,329,223     2,534,881
     Deferred tax asset                                                       160,425       225,506       313,872
     Other assets                                                             118,343       109,893       171,138
     Notes receivable, net of allowance of $300,000                            44,378        34,817       265,819
                                                                          -----------   -----------   ------------
          Total Current Assets                                              3,783,077     3,418,918     5,477,085

PROPERTY AND EQUIPMENT, NET                                                 2,238,230     2,295,707     2,559,629
OTHER ASSETS, NET                                                             572,727       570,152     4,071,435
DEFERRED TAX ASSET                                                             56,365             -             -
NOTES RECEIVABLE                                                               68,502        78,063       116,308
                                                                          -----------   -----------   ------------
          Total Assets                                                    $ 6,718,901   $ 6,362,840   $12,224,457
                                                                          -----------   -----------   ------------
                                                                          -----------   -----------   ------------

CURRENT LIABILITIES
     Accounts payable                                                     $ 1,253,278   $   698,310   $   484,079
     Accrued liabilities                                                      394,877       360,454       878,025
     Taxes payable                                                             41,991        60,587       113,833
     Notes Payable, current portion                                            30,066        29,454        20,555
     Line of credit                                                           441,073       740,797             -
     Capital leases                                                                 -             -         3,733
                                                                          -----------   -----------   ------------
          Total Current Liabilities                                         2,161,285     1,889,602     1,500,225

DEFERRED TAX LIABILITY                                                              -        42,376       113,072
NOTES PAYABLE                                                               1,289,830     1,297,629     1,275,716
                                                                          -----------   -----------   ------------
          Total Liabilities                                                 3,451,115     3,229,607     2,889,013
COMMITMENTS AND CONTINGENCIES (Notes 8 and 9)


STOCKHOLDERS' EQUITY
     Common stock, $0.01 par value, 30,000,000 authorized, 12,069,916,
          12,068,798 and 11,460,374 issued, respectively, 90,890 shares
          held in treasury                                                    120,698       120,687       114,603
     Additional paid-in capital - common stock                             11,412,297    11,407,668    11,261,852
     Additional paid-in capital - common stock warrants                       372,059       275,000             -
     Treasury stock, 90,890 shares                                            (50,000)      (50,000)      (50,000)

  Retained deficit                                                         (8,587,268)   (8,620,122)   (1,991,011)
                                                                          -----------   -----------   ------------
    Total Stockholders' Equity                                              3,267,786     3,133,233     9,335,444
                                                                          -----------   -----------   ------------
    Total Liabilities and Stockholders' Equity                            $ 6,718,901   $ 6,362,840   $12,224,457
                                                                          -----------   -----------   ------------
                                                                          -----------   -----------   ------------


        The accompanying notes are an integral part of these balance sheets.

                                   4Health, Inc.

                              Statements of Operations



                                   Three Months Ended March 31,          For the years ended December 31,
                                   ---------------------------     -------------------------------------------
                                       1998            1997           1997            1996             1995
                                   -----------     -----------     -----------     -----------     -----------
                                          (unaudited)
Net sales                          $ 3,459,406     $ 3,371,803     $12,431,670     $17,351,829     $10,434,022

Cost of goods sold                   1,476,836       2,049,486       6,122,315       6,924,473       3,802,877
                                   -----------     -----------     -----------     -----------     -----------

Gross profit                         1,982,570       1,322,317       6,309,355      10,427,356       6,631,145


Operating expenses:
Sales and marketing                  1,169,409       1,727,925       6,197,524       9,585,232       3,873,466
Research and development                72,519         173,803         418,190         414,998         149,366
General and administrative             734,399         828,390       3,031,447       3,080,588       1,476,986
Loss on write-off of intangible
 assets                                      -               -       3,202,431               -               -
                                   -----------     -----------     -----------     -----------     -----------

                                     1,976,327       2,730,118      12,849,592      13,080,818       5,499,818
                                   -----------     -----------     -----------     -----------     -----------

(Loss) income from operations            6,243      (1,407,801)     (6,540,237)     (2,653,462)      1,131,327
                                   -----------     -----------     -----------     -----------     -----------

Other income (expense):
Interest income and other               28,697          49,072          51,727         146,592          27,542
Interest expense                       (35,646)        (26,755)       (140,601)       (108,486)        (90,467)
                                   -----------     -----------     -----------     -----------     -----------

                                        (6,949)         22,317         (88,874)         38,106         (62,925)
                                   -----------     -----------     -----------     -----------     -----------

Net (loss) income before
 income tax (provision) benefit           (706)     (1,385,484)     (6,629,111)     (2,615,356)      1,068,402

Income tax (provision) benefit          33,560         141,378             -            65,215        (359,723)
                                   -----------     -----------     -----------     -----------     -----------

NET (LOSS) INCOME                  $    32,854     $(1,244,106)    $(6,629,111)    $(2,550,141)    $   708,679
                                   -----------     -----------     -----------     -----------     -----------
                                   -----------     -----------     -----------     -----------     -----------

Net (loss) income per common
 share - basic and diluted         $         -     $      (.11)    $      (.57)    $      (.26)    $      (.08)
                                   -----------     -----------     -----------     -----------     -----------
                                   -----------     -----------     -----------     -----------     -----------


Weighted average common
 shares outstanding - basic         11,978,439      11,374,500      11,615,004       9,896,822       8,707,214
                                   -----------     -----------     -----------     -----------     -----------
                                   -----------     -----------     -----------     -----------     -----------

Weighted average common
 shares outstanding - diluted       12,109,944      11,374,500      11,615,004       9,896,822       8,833,047
                                   -----------     -----------     -----------     -----------     -----------
                                   -----------     -----------     -----------     -----------     -----------


           The accompanying notes are an integral part of these statements.

                                   4Health, Inc.
                         Statements of Stockholders' Equity
       For three months ended March 31, 1998 (unaudited) and the years ended
                          December 31, 1997, 1996 and 1995



                                                                         Additional
                                                                           Paid-In
                               Preferred Stock         Common Stock        Capital   Treasury Stock
                           -------------------------------------------------------------------------- Additional
                                                                                                        Paid-In
                                                                                                        Capital
                            Common Stock                                                                Common
                             Equivalent                                                                  Stock
                               Shares      Amount    Shares     Amount     Amount    Shares   Amount   Warrants
                           --------------------------------------------------------------------------------------
BALANCES,
 December 31, 1994                     -  $     -   8,703,442 $ 87,034  $   954,271      -         -


Issuance of Series A
 Convertible Preferred
 stock for cash, net of
 offering costs of
 $87,229 consisting
 of cash and common
 stock                           376,167   15,000      11,285      113    1,427,658      -         -

Net income                             -        -           -        -            -      -         -
                           --------------------------------------------------------------------------------------

BALANCES,
 December 31, 1995               376,167  $ 15,000  8,714,727 $ 87,147  $ 2,381,929      -         -          -



Conversion of a $50,000
 shareholder note
 receivable for Treasury
 Stock                                 -         -          -        -            - 90,890   (50,000)

Conversion of Series A
 Convertible Preferred
 Stock                          (376,167)  (15,000)   376,167    3,762       11,238      -         -

Common stock issued in
 merger with Surgical
 Technologies Inc.                     -         -  2,271,108   22,711    8,773,955      -         -


Issuance of common stock
 to employees, directors
 and officers for options
 exercised                             -         -     98,372      983       94,730      -         -

Net loss
                                       -         -          -        -            -      -         -
                           --------------------------------------------------------------------------------------

BALANCES,
 December 31, 1996               -        $      - 11,460,374 $114,603  $11,261,852 90,890 $(50,000)          -
                           --------------------------------------------------------------------------------------
                           --------------------------------------------------------------------------------------


                            Retained       Total
                            Earnings    Stockholders'
                            (Deficit)     Equity
                           ---------------------------
BALANCES,
 December 31, 1994           $(149,549)   $   891,756



Issuance of Series A
 Convertible Preferred
 stock for cash, net of
offering costs of
 $87,229 consisting
 of cash and common
 stock                               -      1,442,771

Net income                     708,679        708,679
                           ---------------------------

BALANCES,
 December 31, 1995         $   559,130    $ 3,043,206


Conversion of a $50,000
 shareholder note
 receivable for Treasury
 Stock                               -        (50,000)

Conversion of Series A
 Convertible Preferred
 Stock                               -              -

Common stock issued in
 merger with Surgical
 Technologies Inc.                   -      8,796,666


Issuance of common stock
 to employees, directors
 and officers for options
 exercised                           -         95,713

Net loss                    (2,550,141)    (2,550,141)
                           ---------------------------

BALANCES,
 December 31, 1996         $(1,991,011)    $9,335,444
                           ---------------------------
                           ---------------------------


The accompanying notes are an integral part of these statements.

                                   4Health, Inc.
                         Statements of Stockholders' Equity
     For the three months ended March 31, 1998 (unaudited) and the years ended
                          December 31, 1997, 1996 and 1995
                                    (Continued)



                                                                                          Additional
                                                                                           Paid-In
                                           Preferred Stock           Common Stock          Capital         Treasury Stock
                                         -------------------------------------------------------------------------------------

                                          Common
                                           Stock
                                         Equivalent
                                           Shares     Amount       Shares      Amount       Amount       Shares       Amount
                                         -------------------------------------------------------------------------------------
BALANCES, December 31, 1996                     -     $    -     11,460,374   $114,603    $11,261,852    90,890     $(50,000)

Issuance of common stock to
 employees (current and former)
 for options exercised                          -          -        108,424      1,084        150,816         -            -

Issuance of warrants as
 compensation for investment
 banking services                               -          -              -          -              -         -            -

Issuance of common stock to Old
 4Health shareholders pursuant to
 a realignment of equity interests
 (Note  1)                                      -          -        500,000      5,000         (5,000)        -            -

Net loss                                        -          -              -          -              -         -            -
                                         -------------------------------------------------------------------------------------

BALANCES, December 31, 1997                     - $        -     12,068,798   $120,687    $11,407,668    90,890     $(50,000)

Issuance of Common Stock to
 employees (current and former)
 for options exercised                          -          -          1,118   $     11    $     4,629         -            -

Issuance of warrants as compensation
 for investment banking services                -          -              -          -              -         -            -

Net income                                      -          -              -          -              -         -            -
                                         -------------------------------------------------------------------------------------

Balances as of March 31, 1998
(unaudited)                                     - $        -     12,069,916   $120,698    $11,412,297    90,890     $(50,000)
                                         -------------------------------------------------------------------------------------
                                         -------------------------------------------------------------------------------------



                                        Additional
                                          Paid-In
                                          Capital
                                          Common         Retained        Total
                                           Stock         Earnings     Stockholder
                                          Warrants       (Deficit)       Equity
                                      --------------------------------------------
BALANCES, December 31, 1996             $      -       $(1,991,011)   $ 9,335,444


Issuance of common stock to
 employees (current and former)
 for options exercised                         -                 -        151,900

Issuance of warrants as
 compensation for investment
 banking services                        275,000                 -        275,000


Issuance of common stock to Old
 4Health shareholders pursuant to
 a realignment of equity interests
 (Note  1)                                     -                 -            -0-

Net loss                                       -        (6,629,111)    (6,629,111)
                                      --------------------------------------------

BALANCES, December 31, 1997             $275,000       $(8,620,122)   $ 3,133,233


Issuance of Common Stock to
 employees (current and former)
 for options exercised                         -                 -    $     4,640


Issuance of warrants as compensation
 for investment banking services        $ 97,059                 -    $    97,059

Net income                                     -       $    32,854    $    32,854
                                      --------------------------------------------

Balances as of March 31, 1998
(unaudited)                             $372,059       $(8,587,268)   $ 3,267,786
                                      --------------------------------------------
                                      --------------------------------------------


The accompanying notes are an integral part of these statements.

                                                            4Health, Inc.
                                                      Statements of Cash Flows
                                                     For the three months ended
                                                             March 31,                      For the years ended December 31,
                                                ----------------------------------------------------------------------------------
                                                       1998             1997             1997             1996            1995
                                                ---------------- ---------------- ---------------- ---------------- --------------
                                                            (unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net (loss) income                                $        32,854  $    (1,244,106) $    (6,629,111) $    (2,550,141) $     708,679
Adjustments to reconcile net (loss) income to
 net cash used in operating activities:
  Depreciation and amortization                           66,744          147,123          523,055          334,971        122,401
  Bad debt expense                                         8,151                -           15,788                -              -
  Loss on disposal of assets                                 679            1,719           99,148            7,444         33,927
  Issuance of warrants for compensation
  expense                                                 97,059                -          275,000                -              -
  Loss on write-off of assets                                  -                -        3,202,431                -              -
(Increase) decrease in:
  Accounts receivable                                    104,459         (318,701)        (520,274)         (54,168)      (723,462)
  Inventory                                             (319,809)       1,184,238        1,205,658       (1,166,483)      (584,420)
  Other assets                                           (20,972)        (510,933)          84,132         (147,580)       (52,118)
  Deferred tax assets                                      8,716          (28,406)          88,366         (231,862)       (31,005)
Increase (decrease) in:
  Accounts payable                                       554,968          436,740          214,231         (125,252)       311,852
  Accrued interest payable                                (8,403)               -                -                -          4,984
  Accrued liabilities                                     42,826         (212,214)        (517,571)         558,913         84,920
  Taxes payable                                          (18,596)         (35,938)         (53,246)          63,868        (24,495)
  Deferred tax liability                                 (42,376)        (113,072)         (70,696)          22,507         32,458
                                                ---------------- ---------------- ---------------- ---------------- --------------
Net cash used in operating activities                    506,300         (693,550)      (2,083,089)      (3,287,783)      (116,279)
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sale of marketable securities                    -                -                -          524,002              -
Acquisition of Surgical Technologies, Inc.                     -                -                -        3,639,257              -
Purchase of fixed assets                                       -          (63,727)         (84,111)        (532,754)      (689,030)
Proceeds from asset dispositions                               -                -              600                -         11,205
Proceeds from note receivable                                  -                -          269,247          262,062              -
                                                ---------------- ---------------- ---------------- ---------------- --------------
Net cash provided by (used in) investing                       -          (63,727)         185,736        3,892,567       (677,825)
activities
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from Preferred Stock                                  -                -                -                -      1,500,000
Preferred Stock issuance costs                                 -                -                -                -        (57,229)
Proceeds from common stock                                 4,640           45,000          151,900           95,713              -
Surgical Technologies, Inc. acquisition costs                  -                -                -         (457,551)             -
Borrowings on short-term debt                          2,674,488                -        2,577,490                -              -
Borrowings on long-term debt                                   -                -        1,350,000                -              -
Repayments on short-term borrowings                   (2,974,211)               -       (1,836,693)               -              -
Repayments on long-term borrowings                        (7,187)          51,508       (1,319,188)         (71,198)             -
Repayments on capital leases                                   -           (2,619)          (2,537)          (5,515)        (3,413)
                                                ---------------- ---------------- ---------------- ---------------- --------------
Net cash provided by (used in) financing                (302,270)          93,889          920,972         (438,551)     1,439,358
activities
                                                ---------------- ---------------- ---------------- ---------------- --------------

                                                            4Health, Inc.
                                                      Statements of Cash Flows
                                                     For the three months ended
                                                             March 31,                      For the years ended December 31,
                                                ----------------------------------------------------------------------------------
                                                       1998             1997             1997             1996            1995
                                                ---------------- ---------------- ---------------- ---------------- --------------
                                                            (unaudited)
NET (DECREASE) INCREASE IN CASH                          204,030         (663,388)        (976,381)         166,233        645,254
CASH AND CASH EQUIVALENTS, at
beginning of period                                      109,787        1,086,168        1,086,168          919,935        274,681
                                                ---------------- ---------------- ---------------- ---------------- --------------
CASH AND CASH EQUIVALENTS, at end
of period                                        $       313,817  $       422,780  $       109,787  $     1,086,168  $     919,935
                                                ---------------- ---------------- ---------------- ---------------- --------------
                                                ---------------- ---------------- ---------------- ---------------- --------------

SUPPLEMENTAL DISCLOSURE OF CASH  FLOW
INFORMATION:
Cash paid for income taxes                      $         100     $        100    $       40,871  $          800     $     443,769
Cash paid for interest                                 28,827           27,683           128,190          98,527            83,735


SUPPLEMENTAL SCHEDULE OF NONCASH INVESTING AND
  FINANCING ACTIVITIES:

During 1996, assets and liabilities acquired in
  connection with the reverse purchase of
  Surgical Technologies, Inc. (see Note 1):
    Cash and cash equivalents                                $   3,639,257
    Marketable securities                                          524,002
    Accounts receivable                                             76,419
    Inventories                                                    390,508
    Deferred tax asset                                              51,005
    Property and equipment                                         117,842
    Other assets                                                 1,037,257
    Notes receivable                                               644,189
    Accounts payable                                              (193,765)
    Taxes payable                                                   (9,398)
    Deferred tax liability                                         (58,107)
                                                             -------------
Net assets acquired                                              6,219,209
    Less acquisition costs                                        (457,551)
                                                             -------------
Net equity issued                                            $   5,761,658
                                                             -------------
                                                             -------------


During 1996, a $50,000 note receivable from a shareholder was canceled in exchange for 90,890 shares of common stock received from the shareholder.

During 1995, for services relating to the sale of preferred stock, the Company issued 11,285 shares of common stock to a director. The fair value was estimated to be approximately $30,000.


          The accompanying notes are an integral part of these statements.

                                   4Health, Inc.
                            Notes to Financial Statements
                              December 31, 1997 and 1996

(1)  ORGANIZATION AND BUSINESS ACTIVITY

     ORGANIZATION

4health, Inc. was incorporated in California and commenced operations on February 17, 1993. 4health, Inc. acquired Nature's Secret, a vitamin and health food supplement company, on February 17, 1993, by issuing 4,000,000 shares of common stock to R. Lindsey Duncan, 4health's president, founder and majority stockholder.

On July 15, 1996, 4health, Inc. ("Old 4Health"), a California corporation, merged with Surgical Technologies, Inc., ("Surgical") a Utah corporation. The merger was recorded as a reverse purchase. The merger included a two for four reverse split of Surgical's common stock. Pursuant to the Merger Agreement, Surgical continues as the surviving corporate entity, with its name changed to "4Health, Inc." (the "Company" or "4Health").

The Merger Agreement between Surgical and Old 4Health provided for the merger of Old 4Health with and into Surgical, pursuant to which: (a) the shares of Old 4Health common stock and the shares of Old 4Health Series A preferred stock were exchanged for approximately 9,000,000 shares of Surgical common stock, (b) each four shares of Surgical common stock issued and outstanding were converted into two shares of Surgical common stock (or 2,271,108 shares) and one warrant to purchase a share of the Company's common stock at $11.00 per share (or 1,135,554 total shares), (c) the board of directors of the Company was reconstituted to include five designees of Old 4Health and two designees of Surgical, and (d) the articles of incorporation of Surgical were amended to (i) change its name to 4Health, Inc., (ii) increase the authorization of common stock to 30,000,000 shares, (iii) add a "fair price" provision in the event of certain corporate transactions, and (iv) restrict the use of written consents of stockholders in lieu of meetings. The warrants may be redeemed by the Company at $0.01 per warrant, provided that the trading price of the underlying common stock exceeds $13.75 per share for 30 consecutive days.

As part of the merger, all outstanding options to purchase shares of Old 4Health common stock were converted, pursuant to the Old 4Health conversion ratio (1.50467:1), into options to purchase shares of the Company at such converted exercise prices, such that the cash received by the Company upon exercise will be unchanged.

Outstanding options to purchase an aggregate of 651,000 shares of Surgical common stock at a weighted average exercise price of $2.23 per share were converted into options to purchase an aggregate of 325,000 shares of the Company's common stock, at a weighted average exercise price of $4.45 per share. In addition, outstanding options to purchase an aggregate of 599,999 shares of Old 4Health common stock at a weighted average exercise price of $6.70 per share were converted into options to purchase an aggregate 902,800 shares of the Company's common stock at a weighted average exercise price of $4.45 per share.

The number of shares of the Company's common stock issuable to the holders of Old 4Health common stock and Old 4Health Series A preferred stock was subject to adjustment in the event that the Company did not realize at least $2,000,000 in earnings, before interest and income taxes, from the ID Technology acquired from Surgical during the twelve month period following the merger. On September 26, 1997, pursuant to this adjustment clause, 500,000 additional shares of common stock were issued to the Old 4Health shareholders to realign the equity interests because of the failure of the acquired assets to produce the required level of earnings.

     PRO FORMA CONDENSED COMBINED OPERATIONS

As a result of the sale of Surgical's specialty metals fabrication business segment and its disposable surgical pack and drape manufacturing product lines, both of which occurred prior to the merger, the continuing operations of Surgical subsequent to the merger were not material compared to the continuing operations of 4Health. Accordingly, the unaudited pro forma condensed statements of operations would reflect only the historical operations of 4Health.

     BUSINESS ACTIVITY

The Company wholesales vitamins and health food supplements developed by Lindsey Duncan under the brand names of Nature's Secret, Harmony Formulas, and 4Health. Nature's Secret products are marketed through retail outlets for the health food industry, Harmony Formulas products are marketed to health care practitioners throughout the United States, and 4Health products are marketed through the mass market. The products are formulated to appeal to the general public and address overall health considerations.

     RESTATEMENT

The Company's balance sheets as of December 31, 1997 and 1996 and the related statements of operations, stockholders' equity and cash flows for each of the two years in the period ended December 31, 1997 have been restated. The restatement is a result of the Securities and Exchange Commission's review of the Company's proxy materials related to the prospective merger with Irwin Naturals (See Note 9). The restatement effects the accounting treatment of the purchase price recorded for the Surgical acquisition effective July 15, 1996. In connection therewith, the Company increased the intangible asset values recorded for the Surgical acquisition based on the average stock price of Surgical for the two days before and after the announcement of the Surgical acquisition by $3,042,000. The remaining intangible assets of $3,202,000 were subsequently written off in 1997 because the continuing Surgical operations did not generate sufficient revenue to justify continuing such valuation. The restatement also included an adjustment to write-down inventory by $758,000 in connection with an exchange for barter credits in February 1997. These writedowns were considered corrections of errors under APB No. 20 and the affected financial reporting periods were restated. The restatement was a non-cash charge against earnings and does not reflect an adverse change in the Company's cash flow previously reported. The accounts affected by the restatement are as follows:


                                       -----------------------------------------------------------------------------------------
                                                                            As of December 31,
                                       -----------------------------------------------------------------------------------------
                                               Previously                 As                  Previously                 As
                                                Reported               Restated                Reported               Restated
                                                  1997                   1997                    1996                  1996
                                       ---------------------  -----------------------  ----------------------  -----------------
  Other assets, net                    $         1,317,350     $          680,045       $        1,307,669      $      4,242,573
  Deferred tax liability                             5,638                 42,376                  152,112               113,072
  Additional paid-in-capital-
    common stock                                 7,904,884             11,407,668                8,226,844            11,261,852
   Retained deficit                             (4,442,387)            (8,620,122)              (1,929,947)           (1,991,011)

                                       -----------------------------------------------------------------------------------------
                                                                     For the years ended December 31,
                                       -----------------------------------------------------------------------------------------
                                               Previously                 As                  Previously                  As
                                                Reported                Restated               Reported                Restated
                                                  1997                    1997                   1996                    1996
                                       ---------------------  -----------------------  ----------------------  -----------------
  Net Sales                              $      13,189,979       $      12,431,670                    N/A                     N/A
  General and administrative
     expenses                                    2,951,294               3,031,447      $       2,980,484       $       3,080,588
  Loss on write-off of
     intangible assets                                  -                3,202,431                    N/A                     N/A
  Income tax benefit                                75,778                       -                 26,175                  65,215


The restatement did not affect the beginning balance in retained earnings for the year ended December 31, 1996 and decreased beginning of the year retained earnings by $61,000 for the year ended December 31, 1997. The effect on net income and related per share amounts for each of the years is as follows:

                                       -----------------------------------------------------------------------------------------
                                                                     For the years ended December 31,
                                       -----------------------------------------------------------------------------------------
                                               Previously                  As                 Previously                  As
                                                Reported                Restated               Reported                Restated
                                                  1997                    1997                   1996                    1996
                                       ---------------------  -----------------------  ----------------------  -----------------
  Net loss before income
     tax benefit                         $      (2,588,218)      $      (6,629,111)     $      (2,515,252)      $      (2,615,356)
  Net loss                                      (2,512,440)             (6,629,111)            (2,489,077)             (2,550,141)
  Net loss per common                               $ (.22)                 $ (.57)                $ (.25)                 $ (.26)
    share-basic and
    diluted


(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     CASH AND CASH EQUIVALENTS

The Company considers all highly liquid cash investments with original maturity dates of three months or less to be cash equivalents.

     CONCENTRATION OF CREDIT RISK

The Company has no significant off-balance sheet concentrations of credit risk such as foreign exchange contracts, options contracts or other foreign hedging arrangements. The Company maintains the majority of its cash balance with two financial institutions, in the form of demand deposits and money market accounts.

The Company performs ongoing credit evaluations of its customers' financial condition and generally does not require collateral. The Company maintains reserves for estimated credit losses. Its accounts receivable balances are primarily domestic. The Company has one principal customer which accounted for approximately 6% of its total revenue for the year ended December 31, 1997, 30% of its total revenue for the year ended December 31, 1996 and 13% of its total revenue for the year ended December 31, 1995.

     OTHER ASSETS

Included in other assets at December 31, 1996 was unamortized goodwill resulting from the merger (see Note 1) of approximately $3,227,000 and the unamortized ID Technology acquired from Surgical of approximately $727,000. The ID Technology is used in angioplasty procedures. These intangible assets are being amortized using the straight-line method over a period of eight years.

In 1997, the purchase price for Surgical was adjusted downward because of the failure of the former Surgical assets to produce a specific level of earnings in the first year (see Note 1). The goodwill arising from the merger was reduced to $0 and the value of the ID Technology was reduced to $480,000 at December 31, 1997. The Company believes the carrying value of the asset is fully recoverable.

On February 25, 1997, 4Health entered into a barter credit agreement with Active Media Services, Inc. Under the terms of the agreement, the Company exchanged with Active Media Services, Inc. certain inventory with a cost of $758,308 for which the Company received $2,300,000 in barter credits. These barter credits can be used in lieu of cash to purchase goods and services available through Active Media Services, Inc. 4Health intends to use these barter credits to reduce future advertising, printing, travel and other normal operating expenditures. This transaction was recorded as a reduction of inventory.

     INVENTORIES

Inventories consist primarily of vitamins and health food supplements and are valued at the lower of first-in, first-out cost or net realizable value. As of December 31, 1997 and 1996, all of the Company's inventory consisted of purchased finished goods.

     PROPERTY AND EQUIPMENT

Property and equipment additions, as well as major renewals and improvements to property and equipment, are capitalized at cost while repairs and maintenance costs which do not improve or extend the life of the respective assets are expensed when incurred. Depreciation and amortization is provided using the straight-line method at rates based on estimated useful lives which range from
3.5 to 39 years.  Property and equipment consisted of the following at December
31:


                                                1997                    1996
                                         ---------------         ---------------
Land                                     $      270,000          $       270,000
Buildings and improvements                    1,606,527                1,567,444
Machinery and equipment                         174,779                  201,036
Furniture, fixtures and equipment               760,364                  868,757
                                         ---------------         ---------------
                                              2,811,670                2,907,237
Less-accumulated depreciation                  (515,963)                (347,608)
                                         ---------------         ---------------
                                           $  2,295,707          $     2,559,629
                                         ---------------         ---------------
                                         ---------------         ---------------


Upon sale or other disposition of property and equipment, the cost and related accumulated depreciation or amortization are removed from the accounts and any gain or loss is included in the determination of income or loss.

     IMPAIRMENT OF LONG-LIVED ASSETS

The Company reviews its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable from future undiscounted cash flows. Impairment losses are recorded for the difference between the carrying value and fair value of the long-lived asset.

     STOCK BASED COMPENSATION PLANS

In October of 1995, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 123, "Accounting for Stock-Based Compensation." SFAS No. 123 establishes financial accounting and reporting standards for stock-based compensation. The Statement defines a fair value-based method of accounting for an employee stock option or similar equity instrument. However, it also allows an entity to continue to measure compensation costs for those plans using the intrinsic value based method of accounting prescribed by APB Opinion No. 25, "Accounting for Stock Issued to Employees." Entities electing to remain with the accounting in Opinion No. 25 must make pro forma disclosures of net income and earnings per share, as if the fair value-based method of accounting defined in the Statement had been applied. Additionally, certain other disclosures are required with respect to stock compensation and the assumptions used to determine the pro forma effects of SFAS No. 123. The Company adopted SFAS No. 123 during 1996. The Company has elected to make pro forma disclosures as allowed by SFAS No. 123. (See Note 6.)

     REVENUE RECOGNITION

The Company recognizes revenue from product sales at the time of shipment. Sales returns and allowances are estimated at each reporting date and a reserve is established.

     FAIR VALUE OF FINANCIAL INSTRUMENTS

The Company's financial instruments consist of cash, short-term trade receivables and payables and short-term and long-term debt. The carrying values of cash and short-term trade receivables, payables and short-term debt approximate fair value. The fair value of long-term notes payable is estimated based on current rates available for debt with similar credit risk, yield and maturity and at December 31, 1997 and 1996, approximates the carrying value.

     EARNINGS PER SHARE

Effective December 15, 1997, the Company has adopted the provisions of Statement of Financial Accounting Standards No. 128 ("SFAS 128"), "Earnings Per Share." SFAS No. 128 requires entities to present both Basic

Earnings Per Share ("EPS") and Diluted EPS. Basic EPS excludes dilution and is computed by dividing income available to common stockholders by the weighted-average number of common stock outstanding for the period. Diluted EPS reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock or resulted in the issuance of common stock that then shared in the earnings of the entity. All earnings per share amounts for 1996 and 1995 have been restated to reflect the adoption of SFAS No. 128.


                                                                   Years ended December 31,
                                                          (in thousands, except per share amounts)
                              ----------------------------------------------------------------------------------------------------
                                            1997                              1996                             1995
                              ----------------------------------------------------------------------------------------------------
                                                        Per                               Per                               Per
                                 Loss       Share      Share       Loss       Share      Share     Income     Share        Share
                                -----       -----      -----      -----       -----      ------    ------     ------       ------
Net (loss) income            $ (6,629)     11,615              $ (2,550)      9,897               $   709      8,707
Basic EPS                                            $  (0.57)                         $  (0.26)                           $0.08
Effect of diluted securities:

Convertible preferred
     stock                                                                                                      119
Stock options
     outstanding                                                                                                   7
                                -----       -----      -----      -----       -----      ------    ------     ------       ------
Net (loss) income           $  (6,629)     11,615             $  (2,550)      9,897                  $709      8,833
                                -----       -----                 -----       -----                ------     ------
                                -----       -----                 -----       -----                ------     ------
Diluted EPS                                         $  (0.57)                         $  (0.26)                            $0.08
                                                       -----                            ------                             ------
                                                       -----                            ------                             ------



Assumed conversions were not included in the calculation for diluted EPS in 1997 and 1996 as they would have been anti-dilutive.

     RECENTLY ISSUED ACCOUNTING STANDARDS

In June 1997, FASB issued SFAS No. 130, "Reporting Comprehensive Income." SFAS No. 130 establishes standards for reporting and display of comprehensive income and its components (revenue, gains and losses) in a full set of general-purpose financial statements. SFAS No. 130 requires that all items that are required to be recognized under accounting standards as components of comprehensive income be reported in a financial statement that is displayed with the same prominence as other financial statements. This statement is effective for fiscal years beginning after December 15, 1997. Reclassification of financial statements for earlier periods provided for comparative purposes is required. The impact of the adoption of SFAS No. 130 on the Company's financial position and results of operations is not expected to be material.

In June 1997 the FASB issued SFAS No. 131, "Disclosures About Segments of an Enterprise and Related Information," which supersedes SFAS No. 14, "Financial Reporting for Segments of a Business Enterprise." SFAS No. 131 establishes standards for the way that public business enterprises report information about operating segments in annual financial statements and requires that those enterprises report selected information about operating segments in interim financial reports issued to shareholders. It also establishes standards for related disclosures about products and service, geographic areas and major customers. This statement is effective for financial statements for periods beginning after December 15, 1997. In the initial year of application comparative information for earlier years is to be restated. SFAS No. 131 may require certain disclosures to be made by the Company, if applicable.

     INCOME TAXES

The Company accounts for income taxes under the provisions of SFAS No. 109, "Accounting for Income Taxes." SFAS No. 109 requires recognition of deferred income tax assets and liabilities for the expected future income tax consequences, based on enacted tax laws, of temporary differences between the financial reporting and tax bases of assets and liabilities.

     ESTIMATES MADE BY MANAGEMENT

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     RECLASSIFICATIONS

Certain reclassifications have been made to prior year balances to conform with the current year presentation.

(3)  NOTES PAYABLE

During 1997, the Company refinanced the corporate headquarters building loan for $1,350,000 for a five-year term. Payments of principal and interest of $11,503 are due monthly with the remaining balance due at the end of year five.
Interest is calculated at the rate of 8.25% per year.

Also during September 1997, the Company entered into a $1,500,000 three year revolving credit agreement with Norwest Business Credit, Inc. used for financing growth in inventory and receivables and other working capital needs. The agreement allows the Company to borrow up to $1,500,000 if eligible accounts receivable and inventory are sufficient to warrant such borrowings and contains certain covenants customary for this type of agreement. Borrowing on the line is subject to certain limitations and is secured by accounts receivable, inventory and various other assets. All of the Company's receipts are applied to the credit facility on a daily basis. The loan bears interest at Minnesota's Base Rate plus 2.75% and is subject to a minimum interest charge which is calculated on a quarterly basis.

The maturities of the note payable and the revolving credit agreement are as follows:

         1998                             $     770,251
         1999                                    31,978
         2000                                    34,718
         2001                                    37,694
         2002                                 1,193,239
                                          -------------
                       Total              $   2,067,880
                                          -------------
                                          -------------


(4)  NOTES RECEIVABLE

As of December 31, 1997 and 1996 notes receivable consisted of the following:



                                                       1997           1996
                                                  ------------    -----------
Note receivable from a third party for certain
 assets, bearing interest 8%, with interest and
 principal due on January 31, 1997.  Subsequent to
 year ended December 31, 1996, the note receivable
 was extended to September 1, 1997, and has been
 paid.                                             $        -     $  250,000


Note receivable from a third party for the
 purchase of certain assets, bearing interest 10%
 through February 16, 1999, secured by purchased
 assets                                               112,880        132,127

Less current portion                                  (34,817)      (265,819)
                                                  ------------    -----------
Long-term notes receivable                         $   78,063     $  116,308
                                                  ------------    -----------
                                                  ------------    -----------


(5)  RELATED-PARTY TRANSACTIONS

     LOAN PAYABLE

The majority shareholder loaned the Company $200,000 during 1994 for the down payment required on the purchase of the corporate headquarters building. The loan was unsecured and bore interest at 7.0% and was due by March 31, 1997. This loan was paid off in 1996. Interest expense for fiscal 1996 totaled $2,492.

     NOTE RECEIVABLE

In 1996, the Company received treasury stock as payment for a $50,000 shareholder note receivable. (See Note 6.)

(6)  STOCKHOLDERS' EQUITY

     TREASURY STOCK

In 1996, the note receivable previously outstanding from a shareholder was exchanged for 60,405 shares of common stock received from the shareholder. (See
Note 5.)

     ISSUANCE OF STOCK

During 1995, Old 4Health sold 15,000 shares of Series A Convertible Preferred Stock ("Preferred Stock"), $1.00 par value, at $100.00 per share for gross proceeds of $1,500,000. The Company used the funds for working capital and investment purposes. The Company also issued 7,500 shares of common stock valued at $30,000 to a director of the Board in exchange for services related to consummating the Preferred Stock offering effected in 1995.

In 1996, in conjunction with the merger transaction (see Note 1), all 5,731,381 shares of Old 4Health common stock and all 15,000 shares of Old 4Health Series A Convertible Preferred Stock outstanding were converted into an aggregate of approximately 9,000,000 shares of common stock, split at a rate of 1.50467 to 1 for common stock and at 25.07782 to 1 for the Preferred Stock. Further, 2,271,108 shares of common stock were issued to holders of Surgical common stock. Shares of 4Health common stock, Preferred Stock and treasury stock have been retroactively restated to reflect the equivalent number of shares received in the merger, as presented in the Statements of Stockholders' Equity.

In 1996 and 1997, common stock was issued as a result of options exercised by employees, an officer and a director of the Company as well as prior Surgical employees. The exercise prices ranged from $3.99 to $4.15 per share in 1997 and from $3.32 to $4.15 per share in 1996. Also during 1997, 500,000 shares of common stock were issued to old 4health shareholders pursuant to a clause in the merger agreement related to ID Technology post-merger earnings. (See Note 1)

     WARRANTS

In 1997 the Company entered into a three-year contract with Allen & Company to provide investment banking services. In consideration for these services the Company issued to Allen & Company warrants to purchase 1,000,000 shares of the Company's common stock at an exercise price of $6.00 per share and additional warrants to purchase 250,000 shares of the Company's common stock, at an exercise price of $4.00 per share, both exercisable up to the fifth anniversary of the date of issuance. The Company recorded professional service expense of $275,000 in connection with the issuance of these warrants.

In 1996, as part of the merger transaction, warrants were issued to holders of Surgical common stock at the rate of one warrant per four shares of Surgical common stock held. Each warrant entitles the holder to acquire one share of the Company's common stock at an exercise price of $11.00 per share, for a period of 18 months. Compensation expense of $223,243, as calculated for SFAS No. 123, related to the warrants, is included in the pro forma information presented below.

     STOCK OPTION PLAN

In 1996, upon consummation of the merger, the 1995 Stock Option Plan was terminated. The Long-Term Stock Incentive Plan ("LTSIP") as previously sponsored by Surgical was adopted. The LTSIP allows issuance of incentive stock options and non-qualified stock options and is administered by the Long-Term Stock Incentive Plan Administration Committee of the Board of Directors. The LTSIP can authorize an aggregate of 3,250,000 options exercisable into shares of new common stock. The option price of incentive stock options shall not be less than the fair market value of the Company's common stock on the date of the grant.

All outstanding Old 4Health options were canceled/reissued pursuant to the merger. Options reissued under the LTSIP were issued giving effect to the rate at which common stock was split, as noted above, times the number of options previously held.

A summary of stock option activity for the years ended December 31, 1995, 1996 and 1997 is as follows, including retroactive treatment of the stock split:

                                                                   Weighted
                                                  Number of         Average
                                                   Shares        Exercise Price
                                                -------------    ---------------
Balance, December 31, 1994                         -                   -
   Granted                                           279,869         $4.57
   Exercised                                       -                   -
   Canceled                                           (4,514)        $4.15
                                                -------------    ---------------
Balance, December 31, 1995                           275,355         $4.57
   Granted                                         1,211,814         $4.37
   Exercised                                        (172,622)        $3.91
   Canceled                                         (448,444)        $4.93
                                                -------------    ---------------
Balance, December 31, 1996                           866,103         $4.35
   Granted                                           192,500         $5.92
   Exercised                                        (186,396)        $4.01
   Canceled                                         (129,564)        $6.00
                                                -------------    ---------------
Balance, December 31, 1997                           742,643         $4.57
                                                -------------    ---------------
                                                -------------    ---------------
Options exercisable at
   December 31, 1995                               -                   -
   December 31, 1996                                 498,478         $4.01
   December 31, 1997                                 585,516         $4.24

Weighted average fair value of options
granted during
   1995                                            -                 $2.29
   1996                                            -                 $0.56
   1997                                            -                 $1.62


The following table summarizes information about the options outstanding at December 31, 1997:


                                                     Options Outstanding                              Options Exercisable
                            --------------------------------------------------------------   --------------------------------------
                                                  Weighted Average
                                    Number              Remaining             Weighted               Number         Weighted Average
                                 Outstanding          Contractual              Average             Exercisable           Exercise
   Range of Exercise           at December 31,            Life                 Exercise           at December 31,         Price
        Prices                       1997                                        Price                 1997
----------------------      --------------------  -----------------         --------------   ---------------------  ----------------
$3.32 - $4.98                         543,516        2.94 years              $      4.07              543,516           $       4.07
$5.50 - $7.69                         186,127        3.80 years                     5.74               32,000                   5.79
$8.44 - $8.75                          13,000        1.76 years                     8.58               10,000                   8.63
                            --------------------                                             ---------------------
   Total                              742,643        3.14 years              $      4.57              585,516           $      4 .24
                            --------------------                                             ---------------------
                            --------------------                                             ---------------------



As noted in Note 2, the Company has elected to account for its stock-based compensation plans for employees and directors under APB 25. The Company recorded no compensation expense during 1997, 1996 or 1995 related to APB 25. Accordingly, for purposes of the pro forma disclosures presented below, the Company has computed the fair values of all options granted during 1997, 1996 and 1995 using the Black-Scholes pricing model and the following weighted average assumptions:


                                   1997              1996              1995
                                ------------     ------------       ----------
 Risk-free interest rate           5.97%             5.60%             6.27%
 Expected dividend yield           0.0%              0.0%              0.0%
 Expected lives
 outstanding                     2.2 years         1.5 years         2.7 years
 Expected volatility              60.68%            58.44%            58.44%


To estimate lives of options for this valuation, it was assumed options will be exercised one year after becoming fully vested. Cumulative compensation costs recognized in pro forma net income or loss with respect to options that are forfeited prior to vesting is adjusted as a reduction of pro forma compensation expense in the period of forfeiture. The expected volatility was based on an approximation of similar companies' volatility. Actual volatility of the Company's common stock varies. Fair value computations are highly sensitive to the volatility factor assumed; the greater the volatility, the higher the computed fair value of options granted.

The total fair value of options granted was computed to be approximately $311,857, $1,164,173 and $427,837 for the years ended December 31, 1997, 1996 and 1995, respectively. These amounts are amortized ratably over the vesting periods of the options or recognized at the date of grant if no vesting period is required. Pro forma stock-based compensation, net of the effect of forfeitures, was $281,178, $1,037,949 and $265,069 for 1997, 1996 and 1995,
respectively. If the Company had accounted for its stock-based compensation plans in accordance with SFAS No. 123, the Company's net (loss) income and pro forma net (loss) income per common share would have been reported as follows:



                                        1997            1996            1995
                                   ------------     -----------     -----------
Net (loss) income:
          As reported               $(6,629,111)    $(2,550,141)    $   708,679
                                   ------------     -----------     -----------
                                   ------------     -----------     -----------
          Pro forma                 $(6,910,289)    $(3,588,090)    $   443,610
                                   ------------     -----------     -----------
                                   ------------     -----------     -----------
EPS:

      Basic and diluted as
        reported (Note 2)           $  (0.57)       $  (0.26)       $   0.08
                                   ------------     -----------     -----------
                                   ------------     -----------     -----------
      Basic and diluted pro forma  $  (0.59)       $  (0.36)       $   0.05

                                   ------------     -----------     -----------
                                   ------------     -----------     -----------


Weighted average shares used to calculate pro forma net income (loss) per share were determined as described in Note 2, except in applying the treasury stock method to outstanding options, net proceeds assumed received upon exercise were increased by the amount of compensation cost attributable to future service periods and not yet recognized as pro forma expense. Because the SFAS No. 123 method of accounting has not been applied to options granted prior to January 1, 1995, the resulting pro forma compensation costs may not be representative of that to be expected in future years.

(7)  INCOME TAXES

The Company is subject to corporate and state income taxes. Deferred taxes are determined based on the estimated future tax effects of differences between the financial reporting and tax bases of assets and liabilities given the provisions of the enacted tax laws. The net deferred tax asset (liability) is comprised of the following:

                                              1997                 1996
                                         ----------------     --------------
DEFERRED TAX ASSETS:
  Allowance for bad debt                 $        5,459       $        9,085
  Sales reserve                                  19,708              156,000
  Inventory tax adjustment                       26,274                    -
  Inventory reserve                              71,444               50,505
  Warrants                                      107,250                    -
  Accrued liabilities                           164,139               36,733
  Net operating loss carryforward             5,642,125            2,433,050
                                         ---------------      --------------
     Total deferred tax assets                6,036,399            2,685,373

DEFERRED TAX LIABILITIES:

Inventory tax adjustment                        (49,986)                   -
  Tax over book
  depreciation/amortization                    (161,158)            (113,072)
                                         ---------------      --------------
     Net deferred tax asset
       (liability), before
        valuation reserve                     5,825,255            2,572,301
  Valuation reserve                          (5,642,125)          (2,371,501)
                                         ---------------      --------------
     Net deferred tax asset              $      183,130       $      200,800
                                         ---------------      --------------
                                         ---------------      --------------
  Current portion                        $      225,506       $      313,872
  Long-term portion                             (42,376)            (113,072)
                                         ---------------      --------------
                                         $      183,130       $      200,800
                                         ---------------      --------------
                                         ---------------      --------------

The Company provided a valuation allowance to offset the majority of its 1996 and all of its 1997 net operating loss carryforwards primarily due to its history of operating losses.

The components of the income tax (benefit) provision are as follows:

                                     Years Ended December 31,
                     -----------------------------------------------------------
                           1997                  1996                 1995
                     -----------------  --------------------  ------------------
Current:
  Federal            $       (16,970)      $       143,340      $       319,568

  State                         (700)                  800               38,702
Deferred:
  Federal                     17,670              (209,355)               1,453
                     -----------------  --------------------  ------------------
     Total           $             -       $       (65,215)     $       359,723
                     -----------------  --------------------  ------------------
                     -----------------  --------------------  ------------------


A reconciliation between the Company's effective tax rate and the statutory federal income tax rate on the income (loss) from continuing operations is as follows:



                                       1997          1996           1995
                                   -----------    ----------    ----------
Statutory federal income tax rate    (34.0)%        (34.0)%      34.0%
State income taxes                    (5.0)          (5.0)        3.6
Utilization of net operating loss        -                       (5.5)
Establishment of valuation            40.0           32.9           -
allowances
Short-year tax provision                 -            5.7           -
Other                                 (1.0)          (2.1)        1.6
                                   -----------    ----------    ----------
Effective income tax rate              0.0%          (2.5)%      33.7%
                                   -----------    ----------    ----------
                                   -----------    ----------    ----------


(8)  COMMITMENTS AND CONTINGENCIES


The Company entered into certain leases which have various expiration dates. Rental expense was $134,763, $132,980 and $13,612 for the years ended December 31, 1997, 1996 and 1995, respectively. Future minimum rental payments applicable to these noncancelable operating leases are as follows for the years ending December 31:

           1998                            126,826
           1999                            133,560
           2000                            126,592
           2001                             96,440
                                        ----------
                                        $  483,418
                                        ----------
                                        ----------

The Company is involved in various legal matters that arise out of the normal course of business. The Company's management believes it has meritorious defenses to all lawsuits and that such matters will not have a material adverse affect on the Company's financial position or results of its operations.

(9)  SUBSEQUENT EVENT

On January 7, 1998 4Health, Inc. entered into a merger agreement with Irwin Naturals, a privately held California corporation also engaged in the nutritional supplement business. The merger transaction is conditioned upon both companies satisfying certain conditions as specified in the agreement including the approval of the method of accounting for the transaction, the receipt of shareholder approval of the merger, and the satisfaction of other customary conditions.

(10) SELECTED FINANCIAL DATA - AS RESTATED (UNAUDITED)
The following tables set forth certain unaudited quarterly financial information:


                                    ----------------------------------------------------------------------------------------------
                                                                            Quarters Ended
                                    ----------------------------------------------------------------------------------------------
                                                                                1997
                                    ----------------------------------------------------------------------------------------------
                                        December 31             September 30             June 30                 March 31
                                    --------------------    -------------------    ------------------      -----------------------
Income statement data:
  Net sales                          $       2,893,448       $       3,076,185      $       3,090,234       $       3,371,803
  Gross profit                               1,620,188               1,774,857              1,591,994               1,322,317
  (Loss) from operations                    (3,796,684)               (392,584)            (1,011,090)             (1,407,801)
  Other (expense) income                       (36,685)                 11,459                (18,042)                 22,317
                                    --------------------    -------------------    ------------------      -----------------------

    (Loss)income before tax                 (3,833,369)               (381,125)            (1,029,132)             (1,385,484)

Income tax (provision) benefit                 (88,408)                (52,970)            -           (b)            141,378(a)
                                    --------------------    -------------------    ------------------      -----------------------

     Net (loss) income               $      (3,921,777)      $        (434,095)     $      (1,029,132)      $      (1,244,106)
                                    --------------------    -------------------    ------------------      -----------------------
                                    --------------------    -------------------    ------------------      -----------------------

Net (loss) income per common share
     - basic and diluted             $            (.33)      $            (.04)     $            (.09)      $            (.11)
                                    --------------------    -------------------    ------------------      -----------------------
                                    --------------------    -------------------    ------------------      -----------------------


                                    ----------------------------------------------------------------------------------------------
                                                                        Quarters Ended
                                    ----------------------------------------------------------------------------------------------
                                                                             1996
                                    ----------------------------------------------------------------------------------------------
                                         December 31            September 30             June 30                 March 31
                                    --------------------    -------------------    ------------------      -----------------------
Income statement data:
  Net sales                                  2,559,896               3,311,507              8,007,026               3,473,400
  Gross profit                               1,415,521               2,027,067              4,768,824               2,215,944
  (Loss) income from
    operations                              (1,863,097)                852,847                 26,671                  34,253
  Other income (expense)                        11,437                  52,480                (13,823)                (10,429)
                                    --------------------    -------------------    ------------------      -----------------------

    (Loss)income before tax                 (1,851,660)               (800,367)                12,848                  23,824

Income tax (provision) benefit                 (26,561)                 17,137                 86,801    (c)          (12,162)
                                    --------------------    -------------------    ------------------      -----------------------

     Net (loss) income               $      (1,878,221)      $        (783,230)     $          99,649       $          11,662
                                    --------------------    -------------------    ------------------      -----------------------
                                    --------------------    -------------------    ------------------      -----------------------

Net (loss) income per common share
- basic and diluted                  $            (.16)      $            (.07)     $             .01       $             .00
                                    --------------------    -------------------    ------------------      -----------------------
                                    --------------------    -------------------    ------------------      -----------------------


(a) The tax benefit in the first quarter of 1997 was recorded in anticipation of the Company having net income for the year. The Company recorded a benefit in the first quarter which they believed would be offset by a provision booked in subsequent profitable quarters.

(b) There is neither a tax provision or a benefit in the second quarter of 1997 as the Company anticipated having net income for the year. Based on the tax benefit recorded in the first quarter of 1997 and anticipated subsequent profitable quarters, they believed no tax benefit or provision was necessary in order to effectively adjust the year-end income tax provision.

(c) The tax benefit recorded in the quarter ended June 30, 1996 reflects a tax refund from 1995. This refund was the result of additional book/tax timing differences filed on the Company's tax return but not taken into account when the 1995 income tax provision was recorded.

                       REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS






To the Shareholders of Irwin Naturals
  and Applied Nutrition:

We have audited the accompanying combined balance sheet of Irwin Naturals, a California corporation, and Applied Nutrition, a Nevada corporation, as of December 31, 1997, and the related combined statements of operations, changes in retained earnings and cash flows for the year then ended and the balance sheets of Irwin Naturals as of December 31, 1996 and 1995, and the related statements of operations, changes in retained earnings and cash flows for the years then ended. These financial statements are the responsibility of Irwin Naturals's and Applied Nutrition's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the combined financial position of Irwin Naturals and Applied Nutrition as of December 31, 1997 and the results of their operations and their cash flows for the year then ended and the financial position of Irwin Naturals as of December 31, 1996 and 1995, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.





                                                             ARTHUR ANDERSEN LLP



Los Angeles, California
February 27, 1998

                        IRWIN NATURALS AND APPLIED NUTRITION

                                   BALANCE SHEETS

                                                  Irwin Naturals      Irwin Naturals
                                                        and                and
                                                Applied Nutrition   Applied Nutrition          Irwin Naturals Only
                                                -----------------   -----------------          -------------------
                                                   March 31, 1998   December 31, 1997   December 31, 1996   December 31, 1995
                                                   --------------   -----------------   -----------------   -----------------
                                                     (combined)        (combined)
                                                    (unaudited)
CURRENT ASSETS:

   Cash and cash equivalents                        $     938,125       $     526,833       $     281,380       $      76,968

   Trade receivables, less allowance for
      doubtful accounts of $326,925, $327,091,
      $157,091 and $89,046 and allowance for
      returned goods of $100,000, $100,000, $0,
      and $33,276 for December 31, 1997, 1996
      and 1995, respectively                            3,274,700           3,290,170           2,577,330             410,048

   Inventory, less allowance for excess and
      obsolete inventory of $59,000, $77,315
      and $0 for December 31, 1997, 1996 and
      1995, respectively                                  681,737             833,192             477,406              68,094

   Note receivable from shareholder                             -                   -              96,151                   -

   Deferred tax asset                                           -                   -             114,171                   -

   Prepaid expenses and other                             293,426             212,275               6,285                   -
                                                    -------------       -------------       -------------       -------------
                                                        5,187,988           4,862,470           3,552,723             555,110

FIXTURES AND EQUIPMENT                                    202,158             153,243              55,061               3,038
                                                    -------------       -------------       -------------       -------------
                                                    $   5,390,146       $   5,015,713       $   3,607,784       $     558,148
                                                    -------------       -------------       -------------       -------------
                                                    -------------       -------------       -------------       -------------
CURRENT LIABILITIES:

   Accounts payable                                      $761,458          $1,356,010          $1,186,390            $183,427

   Accrued liabilities                                    642,492             956,209             377,098                   -

   Customer deposits                                      449,995             449,995             449,995                   -

   Deferred tax liability                                       -                   -               6,322                   -

   Income taxes payable                                         -                   -             666,947                   -

   Note payable to shareholder                                  -                   -                   -             213,190
                                                    -------------       -------------       -------------       -------------
                                                        1,853,945           2,762,214           2,686,752             396,617
SHAREHOLDERS' EQUITY:

   Common stock, no stated par value,
      100,000 shares authorized and 65,250
      shares outstanding for March 31, 1998,
      December 31, 1997, 1996 and 1995                    130,500             130,500             130,500             130,500

   Retained earnings                                    3,405,701           2,122,999             790,532              31,031
                                                    -------------       -------------       -------------       -------------
                                                        3,536,201           2,253,499             921,032             161,531
                                                    -------------       -------------       -------------       -------------
                                                    $   5,390,146       $   5,015,713       $   3,607,784       $     558,148
                                                    -------------       -------------       -------------       -------------
                                                    -------------       -------------       -------------       -------------

                     The accompanying notes are an integral part
                               of these balance sheets.

                         IRWIN NATURALS AND APPLIED NUTRITION

                               STATEMENTS OF OPERATIONS

                                     For the Three Months
                                       Ended March 31,                          For the Years Ended December 31,
                            -------------------------------------   ---------------------------------------------------------
                              Irwin Naturals      Irwin Naturals      Irwin Naturals
                                    and                 and                 and
                            Applied Nutrition   Applied Nutrition   Applied Nutrition            Irwin Naturals Only
                            -----------------   -----------------   -----------------            -------------------
                                   1998                1997                1997                1996                1995
                                   ----                ----                ----                ----                ----
                                          (combined)                    (combined)
                                         (unaudited)
REVENUES                        $   5,368,554       $   3,903,522       $  17,258,828       $  11,463,720       $   2,448,566

OPERATING EXPENSES:

   Cost of goods sold               2,243,712           1,756,585           7,778,039           5,625,196           1,460,159

   Selling, general and
      administrative expenses       1,513,173           1,261,725           7,579,317           4,483,476             777,484
                                -------------       -------------       -------------       -------------       -------------

INCOME FROM OPERATIONS              1,611,669             885,212           1,901,472           1,355,048             210,923

INTEREST EXPENSE                       (7,463)                  -             (25,887)             (8,301)            (13,803)

OTHER INCOME                             (505)              9,755              35,882              71,852                   -
                                -------------       -------------       -------------       -------------       -------------

EARNINGS BEFORE TAXES               1,603,701             894,967           1,911,467           1,418,599             197,120


INCOME TAXES                                -                   -                   -             659,098                   -
                                -------------       -------------       -------------       -------------       -------------

NET INCOME                          1,603,701             894,967           1,911,467             759,501             197,120

PRO FORMA ADJUSTMENT:

   Effective tax rate of 40
      percent applied reflecting
      C-corporation status            641,480             357,987             764,587                   -              78,848
                                -------------       -------------       -------------       -------------       -------------

PRO FORMA NET INCOME            $     962,221       $     536,980       $   1,146,880       $     759,501       $     118,272
                                -------------       -------------       -------------       -------------       -------------
                                -------------       -------------       -------------       -------------       -------------

                    The accompanying notes are an integral part of
                           these statements of operations.

                         IRWIN NATURALS AND APPLIED NUTRITION

                      STATEMENTS OF CHANGES IN RETAINED EARNINGS

                            1997 (COMBINED), 1996 AND 1995

                                             For the Three Months
                                             Ended March 31, 1998              For the Years Ended December 31,
                                             ---------------------  ---------------------------------------------------------
                                                  Irwin Naturals      Irwin Naturals
                                                        and                 and
                                                Applied Nutrition   Applied Nutrition               Irwin Naturals Only
                                                -----------------   -----------------               -------------------
                                                        (combined)             1997
                                                                               ----
                                                       (unaudited)          (combined)           1996                1995
                                                                                                 ----                ----
BALANCE AT BEGINNING OF PERIOD                      $   2,122,999       $     790,532       $      31,031       $           -

NET INCOME                                              1,603,701           1,911,467             759,501             197,120

DISTRIBUTIONS TO SHAREHOLDERS                            (320,999)           (579,000)                  -             166,089
                                                    -------------       -------------       -------------       -------------
BALANCE AT END OF PERIOD                            $   3,405,701       $   2,122,999       $     790,532       $      31,031
                                                    -------------       -------------       -------------       -------------
                                                    -------------       -------------       -------------       -------------


                 The accompanying notes are an integral part of these
                     statements of changes in retained earnings.

                         IRWIN NATURALS AND APPLIED NUTRITION

                               STATEMENTS OF CASH FLOWS

                             For the Three Months Ended March 31,              For the Years Ended December 31,
                            -------------------------------------   ---------------------------------------------------------
                              Irwin Naturals      Irwin Naturals      Irwin Naturals
                                    and                 and                 and
                            Applied Nutrition   Applied Nutrition   Applied Nutrition            Irwin Naturals Only
                            -----------------   -----------------   -----------------            -------------------
                                   1998                1997                1997                1996                1995
                                   ----                ----                ----                ----                ----
                                          (combined)
                                         (unaudited)                     (combined)
CASH FLOWS FROM OPERATING ACTIVITIES:

   Net income                   $   1,603,701       $     894,967       $   1,911,467       $     759,501       $     197,120

   Adjustments to reconcile
      net income to net cash
      provided by operating
      activities -

         Provision for bad
           debts                         (166)                  -             189,822             180,972              98,076

         Depreciation and
           amortization                11,591              18,301              34,072               2,422                   -

         Deferred income taxes              -             107,849             107,849            (107,849)                  -

   Decrease (increase) in-

      Trade receivables                15,636            (196,750)           (694,978)         (2,348,254)             23,350

      Inventory                       151,455            (227,594)           (355,786)           (409,312)             69,656

      Prepaid expenses and
         other assets                 (81,151)              4,167            (205,990)             (6,285)                  -

   Increase (decrease) in-

      Accounts payable               (638,829)            115,437             (82,341)          1,002,963            (151,017)

      Accrued liabilities            (313,717)           (241,927)            585,433             377,098             (50,000)

      Income taxes payable             44,277            (666,947)           (628,992)            666,947                   -
                                -------------       -------------       -------------       -------------       -------------

         Net cash provided by
           operating activities       792,797            (192,497)            860,556             118,203             187,185
                                -------------       -------------       -------------       -------------       -------------

CASH FLOWS FROM INVESTING ACTIVITIES:

   Purchases of fixtures and
      equipment                       (60,506)            (44,745)           (132,254)            (54,445)             (3,038)

   Other                                    -                   -                   -                   -              52,750
                                -------------       -------------       -------------       -------------       -------------

      Net cash (used in) provided
         by investing activities       60,506             (44,745)            132,254              54,445              49,712
                                -------------       -------------       -------------       -------------       -------------

CASH FLOWS FROM FINANCING ACTIVITIES:

   Loan from shareholder                    -             170,887                   -                   -             124,000

   Net proceeds from customer
      deposits                              -                   -                   -             449,995                   -

   Payment (issuance) of
      shareholder advance                                                      96,151             (96,151)                  -

   Proceeds from (repayment of)
      shareholder note payable                                                      -            (213,190)           (117,840)

   Distributions to shareholders     (320,999)             96,151            (579,000)                  -            (166,089)
                                -------------       -------------       -------------       -------------       -------------

      Net cash (used in) provided
         by financing activities      320,999             267,038            (482,849)            140,654            (159,929)
                                -------------       -------------       -------------       -------------       -------------

NET INCREASE IN CASH AND
   CASH EQUIVALENTS                   411,292              29,796             245,453             204,412              76,968

CASH AND CASH EQUIVALENTS,
   BEGINNING OF YEAR                  526,833             281,380             281,380              76,968                   -
                                -------------       -------------       -------------       -------------       -------------

CASH AND CASH EQUIVALENTS,
   END OF YEAR                  $     938,125       $     311,176       $     526,833       $     281,380       $      76,968
                                -------------       -------------       -------------       -------------       -------------
                                -------------       -------------       -------------       -------------       -------------

                    The accompanying notes are an integral part of
                           these statements of cash flows.

                         IRWIN NATURALS AND APPLIED NUTRITION

                               STATEMENTS OF CASH FLOWS

          FOR THE YEARS ENDED DECEMBER 31, 1997 (COMBINED), 1996 AND 1995

                                     CONTINUED

                             For the Three Months Ended March 31,               For the Years Ended December 31,
                            -------------------------------------   ---------------------------------------------------------
                              Irwin Naturals      Irwin Naturals      Irwin Naturals
                                    and                 and                 and
                            Applied Nutrition   Applied Nutrition   Applied Nutrition            Irwin Naturals Only
                            -----------------   -----------------   -----------------            -------------------
                                   1998                1997                1997                1996                1995
                                   ----                ----                ----                ----                ----
                                          (combined)
                                         (unaudited)                    (combined)
SUPPLEMENTAL CASH FLOW INFORMATION:

   INTEREST PAID                       $7,463                   -              $4,437              $8,301             $13,803

   INCOME TAXES PAID                        -            $666,947            $250,564            $408,534                   -

SUPPLEMENTAL NON-CASH ACTIVITIES:

   EXCHANGE OF COMMON STOCK
      FOR INVENTORY                         -                   -                   -                   -            $130,500

   EXCHANGE OF NOTE PAYABLE
      TO SHAREHOLDER FOR
      OPERATING ASSETS                      -                   -                   -                   -            $207,030




                    The accompanying notes are an integral part of
                           these statements of cash flows.

                         IRWIN NATURALS AND APPLIED NUTRITION

                          NOTES TO THE FINANCIAL STATEMENTS

           FOR THE YEARS ENDED DECEMBER 31, 1997 (COMBINED), 1996 AND 1995

1.   DESCRIPTION OF BUSINESS

Irwin Naturals ("Irwin"), a California corporation, was incorporated on August 8, 1995. Applied Nutrition ("Applied"), a Nevada corporation, was incorporated on September 17, 1996. Applied Nutrition operated on a standalone basis beginning on May 1, 1997. Both Irwin and Applied are primarily engaged in the wholesale distribution of vitamins and are located in Culver City, California. Irwin distributes its products primarily to health food stores and Applied distributes its products primarily to chain drug stores and mass merchandisers worldwide.

From approximately October 1994 until incorporation in August 1995, Irwin was operated as a sole proprietorship. The financial statements reflect the operations of Irwin for the entire year 1995. Operations during the last few months of 1994 were approximately breakeven, resulting in no beginning retained earnings at January 1, 1995.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     BASIS OF PRESENTATION

     a. The accompanying combined financial statements for the year ended December 31, 1997 include the accounts of Irwin Naturals and Applied Nutrition (combined referred to as the "Company").

     b.   ESTIMATES AND ASSUMPTIONS

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     c.   CASH AND CASH EQUIVALENTS

          Cash and cash equivalents includes cash on hand, amounts held in operating accounts and short-term investments in money market funds with original maturities of three months or less.

     d.   INVENTORIES

          Inventories are stated at the lower of average cost or market. The cost of inventory is based on the first-in, first-out (FIFO) method.

     e.   FIXTURES AND EQUIPMENT

          Fixtures and equipment are recorded at cost, while maintenance and repairs are expensed as incurred. Upon retirement or disposal of assets, the costs and related accumulated depreciation are removed from the balance sheet and any gain or loss is reflected in earnings.

          Depreciation is calculated for financial reporting purposes using the straight-line method based on the estimated useful lives of the assets as follows:

               Computer equipment                      3 years
               Office furniture and fixtures           7 years

          Leasehold improvements are capitalized and depreciated over the life of the underlying lease.

     f.   CUSTOMER DEPOSITS

          Customer deposits represent refundable payments made by a customer for the purpose of purchasing inventory.

     g.   REVENUE RECOGNITION

          Revenues are recorded at the time of shipment of products.

     h.   ADVERTISING COSTS

          The Company expenses advertising costs as incurred. Advertising costs charged to operations were $3,114,029, $793,988, and $77,148 for the years ended December 31, 1997 (combined), 1996 and 1995, respectively.

     i.   CONCENTRATION OF CREDIT RISK

          Financial instruments that potentially subject the Company to concentrations of credit risk are primarily accounts receivable, uninsured cash balances and cash equivalents. The Company places its cash deposits with high-credit quality financial institutions. At times, balances in the Company's cash accounts may exceed the Federal Deposit Insurance Corporation (FDIC) limit of $100,000.

3.   SIGNIFICANT CUSTOMERS

     The Company has two customers which represent 22% and 14%, and 13% and 10%, and 0% and 0% of the Company's revenues for the years ended December 31, 1997 (combined), 1996 and 1995, respectively. The accounts receivable for the first customer as a percentage of total accounts receivable represents 31%, 18.8%, and 0.4% as of December 31, 1997, 1996 and 1995, respectively.
     Accounts receivable for the second customer as a percentage of total accounts receivable represents 6%, 19.5%, and 0% as of December 31, 1997, 1996 and 1995, respectively. The loss of these customers would have a material adverse effect on the Company's business.

4.   REVENUE FROM FOREIGN SOURCES

     Foreign sales represent 22%, 24%, and 7% of the Company's revenues for the years ended December 31, 1997 (combined), 1996 and 1995, respectively. The revenues related to the regions of Asia and Europe are $1.0 million and $1.2 million, or 6% and 7%, of 1997 revenue, and $1.2 million and $.3 million, or 10% and 3%, of 1996 revenue.

5.   FIXTURES AND EQUIPMENT

     Fixtures and equipment consist of the following as of December 31, 1997 (combined), 1996 and 1995:

                                                          1997                1996                1995
                                                          ----                ----                ----
Computer equipment                                     $  116,940          $   57,483          $    3,038

Furniture and fixtures                                     15,934                   -                   -

Leasehold improvements                                     56,863                   -                   -
                                                       ----------          ----------          ----------

                                                          189,737              57,483               3,038

Accumulated depreciation                                  (36,494)             (2,422)                  -
                                                       ----------          ----------          ----------

                                                       $  153,243          $   55,061          $    3,038
                                                       ----------          ----------          ----------
                                                       ----------          ----------          ----------


6.   LEASES

     The Company leases office and warehouse space for its operations in Culver City, California, computer equipment, and automobiles under operating leases. Aggregate minimum future lease payments are as follows as of December 31, 1997:



     Year Ending December 31,                                   Operating Leases
     ------------------------                                   ----------------
             1998                                               $        399,692

             1999                                                        403,888

             2000                                                        302,322

             2001                                                         24,205

             2002                                                         11,325

             Thereafter                                                       --
                                                                ----------------
     Total minimum lease payments                               $      1,141,432


Operating lease expense for the years ended December 31, 1997 (combined), 1996 and 1995 aggregate to $255,371, $112,677 and $72,207, respectively.

7.   INCOME TAXES

Irwin Naturals was incorporated as an S-corporation in 1995. Irwin converted to a C-corporation for the year ended December 31, 1996. For the year beginning January 1, 1997, Irwin Naturals and Applied Nutrition elected S-corporation status.

The Company has filed income tax returns for 1995 and 1996. Management believes that it has adequately provided for all obligations, including interest and penalties, associated with such returns in the accompanying statements of operations.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company's deferred tax assets and liabilities as of December 31, 1996, are as follows:


Deferred tax liabilities:

Depreciation                                      $        (6,322)
                                                  ---------------

   Total deferred tax liabilities                 $        (6,322)
                                                  ---------------
                                                  ---------------

Deferred tax assets:

Bad debt reserve                                  $        15,055

Excess and obsolete inventory reserve                      22,098

Accrued advertising costs                                  21,774

Accrued interest payable                                    3,594

Accrued tax expense                                        51,650
                                                  ---------------

   Total deferred tax asset                       $       114,171
                                                  ---------------
                                                  ---------------


As of January 1, 1997, the Company changed its tax status to a non-taxable S-corporation. In accordance with the provisions of Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" ("SFAS 109") the deferred income tax assets and liabilities have been eliminated as of such date and a charge has been recorded in the amount of $107,849 in the accompanying statement of operations for the year ended December 31, 1997.

The reconciliation of income tax from continuing operations computed at the U.S. federal statutory rate to the Company's effective rate as of December 31, 1996, is as follows:

Tax at U.S. federal statutory rate                                      34.00%

State taxes                                                              6.23

Shareholder personal expenses                                             .40

Meals and entertainment                                                   .16

Income tax contingency without Federal benefit                           5.67
                                                                     --------
                                                                        46.46%
                                                                     --------
                                                                     --------

8.   RELATED PARTY TRANSACTIONS

On August 20, 1995, Irwin Naturals issued a promissory note to its primary shareholders in exchange for $331,030. The note was callable on demand, unsecured, with no stated maturity date and with an annual interest rate of 10%. The note was repaid in October of 1996.

During 1996, Irwin advanced its shareholders $478,123. Of such amount, $381,972 related to compensation related to services to be performed in 1996 by the shareholders, which was recorded in the accompanying 1996 statement of operations for the year ending December 31, 1996. The remainder, or $96,151, was repaid in August 1997.

The Company paid $46,656 and $10,843 of personal expenses on behalf of its shareholders for the years ended December 31, 1997 (combined) and 1996.

Distributions to shareholders represent payments to shareholders for income tax liabilities attributable to the operations of the Company.

The Company paid $622,000, $1,475,000, $0 and for the years ended December 31, 1997, 1996 and 1995, respectively, to the Company's shareholders for salaries and bonuses.

9.   COMMITMENTS AND CONTINGENCIES

Irwin Naturals and Applied Nutrition are subject to lawsuits, investigations and claims arising out of the conduct of its business. Certain claims, suits and complaints have been filed or are pending against both companies. Management believes that the probable resolution of such contingencies will not materially affect the financial position or results of operations of either Irwin Naturals or Applied Nutrition.

10.  SUBSEQUENT EVENTS

On December 24, 1997, the Company entered into a merger agreement with 4Health, Inc. ("4Health"), a Utah corporation. Upon the completion of the proposed transaction, all outstanding shares of Irwin Naturals will be converted into 15,750,000 shares ("Merger Shares") of 4Health common stock, $.01 par value per share (the "4Health Common Stock"). The shares of 4Health common stock to be issued in the exchange will be "restricted securities" as defined in Rule 144 under the Securities Act of 1933, as amended (The "Act"), subject to a covenant to register the Merger Shares under the Act pursuant to a registration statement to be filed after the closing date. At the closing date, Klee Irwin, President of Irwin Naturals, will become a director and President and Chief Executive Officer of 4Health.

Effective January 1998, the Company transferred the ownership of the net assets of Applied Nutrition to Irwin Naturals and liquidated Applied Nutrition.

In March 1997, the Company entered into a $750,000 line of credit agreement that expires on March 17, 1998. Interest on outstanding borrowings accrues at the Bank's prime rate of interest plus one percent. The line of credit is secured by the Company's accounts receivable, general intangibles, inventory, and equipment. Based on the eligible accounts receivable at December 31, 1997, the entire $750,000 of the line of credit was available for borrowing. The credit agreement contains certain financial covenant requirements. As of February 27, 1998, the Company had borrowed $404,000 under this agreement.

                                                                      APPENDIX A

--------------------------------------------------------------------------------

                                 AMENDED AND RESTATED

                             AGREEMENT AND PLAN OF MERGER


                                        among


                                    4HEALTH, INC.

                                    IRWIN NATURALS

                                         and

                                      KLEE IRWIN





                                     May 22, 1998
--------------------------------------------------------------------------------

                                  TABLE OF CONTENTS


                                      ARTICLE I

                                        MERGER


            SECTION 1.01.     The Merger . . . . . . . . . . . . . . . .   2
            SECTION 1.02.     Closing; Closing Date; Effective Time. . .   2
            SECTION 1.03.     Effect of the Merger . . . . . . . . . . .   2
            SECTION 1.04.     Articles of Incorporation; Bylaws. . . . .   3
            SECTION 1.05.     Directors and Officers . . . . . . . . . .   3


                                      ARTICLE II

                  CONVERSION OF SECURITIES; EXCHANGE OF CERTIFICATES

            SECTION 2.01.     Merger Consideration; Conversion and
                              Cancellation of Securities . . . . . . . .   3
            SECTION 2.02.     Exchange and Surrender of Certificates . .   5


                                     ARTICLE III

                    REPRESENTATIONS AND WARRANTIES OF IN AND IRWIN

            SECTION 3.01.     Organization and Qualification;
                              Subsidiaries . . . . . . . . . . . . . . .   6
            SECTION 3.02.     Articles of Incorporation and Bylaws . . .   7
            SECTION 3.03.     Capitalization.. . . . . . . . . . . . . .   7
            SECTION 3.04.     Authority. . . . . . . . . . . . . . . . .   8
            SECTION 3.05.     No Conflict; Required Filings
                              and Consents . . . . . . . . . . . . . . .   8
            SECTION 3.06.     Permits; Compliance. . . . . . . . . . . .   9
            SECTION 3.07.     Financial Statements; Financial Results. .   9
            SECTION 3.08.     Absence of Certain Changes or Events . . .  10
            SECTION 3.09.     Absence of Litigation. . . . . . . . . . .  10
            SECTION 3.10.     Employee Benefit Plans; Labor Matters. . .  11
            SECTION 3.11.     Taxes. . . . . . . . . . . . . . . . . . .  12
            SECTION 3.12.     Tax and Accounting Matters.. . . . . . . .  16
            SECTION 3.13.     Certain Business Practices . . . . . . . .  17
            SECTION 3.14.     Environmental Matters. . . . . . . . . . .  17
            SECTION 3.15.     Vote Required. . . . . . . . . . . . . . .  19
            SECTION 3.16.     Brokers. . . . . . . . . . . . . . . . . .  20
            SECTION 3.17.     Insurance. . . . . . . . . . . . . . . . .  20
            SECTION 3.18.     Properties . . . . . . . . . . . . . . . .  20

            SECTION 3.19.     Certain Contracts and Restrictions . . . .  21
            SECTION 3.20.     Futures Trading and Fixed Price Exposure .  21
            SECTION 3.21.     Information Supplied . . . . . . . . . . .  21
            SECTION 3.22.     Securities Laws Representations. . . . . .  21
            SECTION 3.23.     Intellectual Property. . . . . . . . . . .  22


                                      ARTICLE IV

                      REPRESENTATIONS AND WARRANTIES OF 4HEALTH

            SECTION 4.01.     Organization and Qualifications;
                              Subsidiaries . . . . . . . . . . . . . . .  23
            SECTION 4.02.     Articles of Incorporation and Bylaws . . .  24
            SECTION 4.03.     Capitalization . . . . . . . . . . . . . .  24
            SECTION 4.04.     Authority. . . . . . . . . . . . . . . . .  25
            SECTION 4.05.     No Conflict: Required Filings
                              and Consents . . . . . . . . . . . . . . .  25
            SECTION 4.06.     Permits; Compliance. . . . . . . . . . . .  26
            SECTION 4.07.     Financial Statements . . . . . . . . . . .  26
            SECTION 4.08.     Absence of Certain Changes or Events . . .  27
            SECTION 4.09.     Absence of Litigation. . . . . . . . . . .  28
            SECTION 4.10.     Employee Benefit Plans; Labor Matters. . .  28
            SECTION 4.11.     Taxes. . . . . . . . . . . . . . . . . . .  31
            SECTION 4.12.     Tax Matters. . . . . . . . . . . . . . . .  32
            SECTION 4.13.     NSM Listing. . . . . . . . . . . . . . . .  33
            SECTION 4.14.     Certain Business Practices . . . . . . . .  33
            SECTION 4.15.     Environmental Matters. . . . . . . . . . .  33
            SECTION 4.16.     Brokers. . . . . . . . . . . . . . . . . .  34
            SECTION 4.17.     Insurance. . . . . . . . . . . . . . . . .  34
            SECTION 4.18.     Properties . . . . . . . . . . . . . . . .  35
            SECTION 4.19.     Certain Contracts and Restrictions . . . .  35
            SECTION 4.20.     Easements. . . . . . . . . . . . . . . . .  35
            SECTION 4.21.     Futures Trading and Fixed Price
                              Exposure . . . . . . . . . . . . . . . . .  36
            SECTION 4.22.     Information Supplied . . . . . . . . . . .  36
            SECTION 4.23.     Intellectual Property. . . . . . . . . . .  36
            SECTION 4.24.     Pooling of Interests . . . . . . . . . . .  36
            SECTION 4.25.     Exempt Transaction . . . . . . . . . . . .  36
            SECTION 4.26.     No Violation of Securities Laws. . . . . .  37
            SECTION 4.27.     No Investigation . . . . . . . . . . . . .  37
            SECTION 4.28.     No Convictions . . . . . . . . . . . . . .  37
            SECTION 4.29.     No Restraint . . . . . . . . . . . . . . .  37

                                      ARTICLE V

                                      COVENANTS

            SECTION 5.01.     Affirmative Covenants of IN. . . . . . . .  37
            SECTION 5.02.     Negative Covenants of IN . . . . . . . . .  38
            SECTION 5.03.     Affirmative Covenants and Consent of Irwin  41
            SECTION 5.04.     Affirmative and Negative
                              Covenants of 4Health.. . . . . . . . . . .  42
            SECTION 5.05.     Access and Information.. . . . . . . . . .  45


                                      ARTICLE VI

                                ADDITIONAL AGREEMENTS

            SECTION 6.01.     Stockholder Approvals. . . . . . . . . . .  46
            SECTION 6.02.     Registration Statement; Information. . . .  47
            SECTION 6.03.     Appropriate Action; Consents;
                              Filings; Indemnification.. . . . . . . . .  50
            SECTION 6.04.     Tax and Accounting Treatment . . . . . . .  53
            SECTION 6.05.     Public Announcements . . . . . . . . . . .  53
            SECTION 6.06.     NSM Listing. . . . . . . . . . . . . . . .  53
            SECTION 6.07.     Stock Resale Agreement.. . . . . . . . . .  53
            SECTION 6.08.     No Interference. . . . . . . . . . . . . .  53
            SECTION 6.09.     Form D Filing. . . . . . . . . . . . . . .  53


                                     ARTICLE VII

                                  CLOSING CONDITIONS

            SECTION 7.01.     Conditions to Obligations of
                              Each Party Under This Agreement. . . . . .  53
            SECTION 7.02.     Additional Conditions to
                              Obligations of 4Health . . . . . . . . . .  54
            SECTION 7.03.     Additional Conditions to
                              Obligations of IN. . . . . . . . . . . . .  56


                                     ARTICLE VIII

                          TERMINATION, AMENDMENT AND WAIVER

            SECTION 8.01.     Termination. . . . . . . . . . . . . . . .  58

            SECTION 8.02.     Effect of Termination. . . . . . . . . . .  59
            SECTION 8.03.     Amendment. . . . . . . . . . . . . . . . .  59
            SECTION 8.04.     Waiver . . . . . . . . . . . . . . . . . .  59
            SECTION 8.05.     Fees, Expenses and Other Payments. . . . .  59


                                      ARTICLE IX

                                  GENERAL PROVISIONS

            SECTION 9.01.     Effectiveness of Representations,
                              Warranties and Agreements. . . . . . . . .  60
            SECTION 9.02.     Notices. . . . . . . . . . . . . . . . . .  61
            SECTION 9.03.     Certain Definitions. . . . . . . . . . . .  61
            SECTION 9.04.     Headings . . . . . . . . . . . . . . . . .  62
            SECTION 9.05.     Severability . . . . . . . . . . . . . . .  63
            SECTION 9.06.     Entire Agreement . . . . . . . . . . . . .  63
            SECTION 9.07.     Assignment . . . . . . . . . . . . . . . .  63
            SECTION 9.08.     Parties in Interest. . . . . . . . . . . .  63
            SECTION 9.09.     Failure or Indulgence
                              Not Waiver; Remedies Cumulative. . . . . .  63
            SECTION 9.10      Governing Law. . . . . . . . . . . . . . .  63
            SECTION 9.11      Counterparts . . . . . . . . . . . . . . .  63

SCHEDULES

Schedule 1.04           Changes to 4Health Articles and Bylaws
Schedule 1.05           Directors and Officers of Surviving Corporation

IN DISCLOSURE SCHEDULE

Schedule 3.01           Subsidiaries
Schedule 3.03(a)        Reservation of IN Common Stock
Schedule 3.03(b)(iii)   Investments
Schedule 3.03(b)(iv)    Revenue Sharing Agreements
Schedule 3.03(c)        Outstanding Stock Awards
Schedule 3.05           Conflicts
Schedule 3.06           Notifications from Governmental Entities
Schedule 3.07           Contingent Liabilities
Schedule 3.08           Certain Changes
Schedule 3.09           Litigation
Schedule 3.10(d)        Severance Agreements
Schedule 3.11(a)        Tax Exceptions
Schedule 3.11(b)        Tax Proceedings
Schedule 3.11(c)        Tax Elections and Consents, etc.
Schedule 3.14           Environmental Matters
Schedule 3.16           Brokers
Schedule 3.17           Insurance
Schedule 3.18           Properties
Schedule 3.19           Material Contracts
Schedule 3.23           Intellectual Property

4HEALTH DISCLOSURE SCHEDULE

Schedule 4.01                Subsidiaries
Schedule 4.03(a)             Reservation of 4Health Common Stock
Schedule 4.03(b)(i)          Options, Warrants and Rights
Schedule 4.03(b)(ii)         Repurchase and Redemption Obligations, etc.
Schedule 4.03(b)(iii)        Investments
Schedule 4.03(b)(iv)         Revenue Sharing Agreements
Schedule 4.03(b)(v)          Voting Trusts, Proxies
Schedule 4.03(c)             Outstanding Stock Awards
Schedule 4.05                Conflicts

Schedule 4.06                Notifications from Governmental Entities
Schedule 4.08                Certain Changes
Schedule 4.09                Litigation
Schedule 4.10(a)             Employee Benefit Plans
Schedule 4.10(b)             Employee Benefit Liabilities
Schedule 4.10(c)             Labor Matters
Schedule 4.10(d)             Employment Agreement
Schedule 4.10(e)             Medical Benefits
Schedule 4.10(f)             Multiemployer Plans
Schedule 4.10(g)             Changes to Benefit Plans
Schedule 4.11                Taxes
Schedule 4.15                Environmental Matters
Schedule 4.16                Brokers
Schedule 4.17                Insurance
Schedule 4.19                Material Contracts
Schedule 4.23                Intellectual Property

COVENANTS

Schedule 5.02(a)             Employee Matters
Schedule 5.02(b)             Distributions
Schedule 5.02(f)             Asset Dispositions
Schedule 5.02(k)             Obligations
Schedule 5.02(p)             Affiliate Transactions
Schedule 5.02(q)             Commitments
Schedule 5.03(b)(v)          Asset Dispositions
Schedule 5.03(b)(xiv)        Affiliate Transactions
Schedule 5.04(b)(i)          Increase in Benefits
Schedule 5.04(b)(vi)         Asset Sales
Schedule 5.04(b)(xi)         Obligations
Schedule 5.04(b)(xvi)        Affiliate Transactions
Schedule 5.04(b)(xvii)       Commitments
Schedule 6.02(a)             Plan of Distribution

EXHIBITS

Exhibit A                    Articles of Merger
Exhibit B                    Stock Legend
Exhibit C                    Form of Sale Restriction Agreements
Exhibit D                    Form of Note
Exhibit E                    Form of Indemnity Agreement
Exhibit F                    Duncan Employment Agreement
Exhibit G                    Irwin Employment Agreement

                  AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER





     THIS AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER, effective as of May 22, 1998 (this "Agreement"), amending and restating the Amended and Restated Agreement and Plan of Merger dated as of April 2, 1998, by and among 4Health, Inc., a Utah corporation ("4Health"), Irwin Naturals, a California corporation ("IN") and Mr. Klee Irwin, an individual resident in California and the Chief Executive Officer and a principal shareholder of IN ("Irwin"), originally entered into as of December 24, 1997.


                                       RECITALS

     A. IN, upon the terms and subject to the conditions of this Agreement and in accordance with the Revised Business Corporation Act of the State of Utah ("Utah Law"), will merge with and into 4Health (the "Merger"), and pursuant thereto, the shares of common stock, no par value per share of IN ("IN Common Stock"), issued and outstanding immediately prior to the Effective Time (as defined herein) of the Merger, not owned directly or indirectly by IN or 4Health or their respective subsidiaries, will be converted at the Effective Time into the right to receive an aggregate of 15,750,000 shares of common stock, par value $.01 per share, of 4Health ("4Health Common Stock"), subject to the right of holders of such shares of IN Common Stock (each a "Dissenting IN Stockholder") to seek an appraisal of the fair value thereof as provided in
Section 1300 of the General Corporation Law of the State of California ("California Law").

     B. The Board of Directors of IN has determined that the Merger is consistent with and in furtherance of the long-term business strategy of IN and is fair to, and in the best interests of, IN and its stockholders and has approved and adopted the Merger, this Agreement, and the other transactions contemplated hereby, and has recommended approval of this Agreement by the stockholders of IN.

     C. The Board of Directors of 4Health has determined that the Merger is consistent with and in furtherance of the long-term business strategy of 4Health and is fair to, and in the best interests of, 4Health and its stockholders and has approved and adopted this Agreement and the transactions contemplated hereby, and has recommended approval of this Agreement by its stockholders.

     D. For federal income tax purposes, it is intended that the Merger qualify as a tax-free reorganization under the provisions of Section 368(a) of the United States Internal Revenue Code of 1986 as amended (the "Code").

     E. It is intended that the Merger qualify for the "pooling of interests" method of accounting as provided in Accounting Principles Board Opinion No. 16 of the American Institute of Certified Public Accountants and the interpretations issued thereunder as presently in effect.

     NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confirmed, the parties hereto agree as follows:

                                      ARTICLE I

                                      THE MERGER


     SECTION 1.01 THE MERGER. Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with Utah Law, at the Effective Time, IN shall be merged with and into 4Health (each a "Constituent Corporation"). As a result of the Merger, the separate corporate existence of IN shall cease and 4Health shall continue as the surviving corporation of the Merger (the "Surviving Corporation"). Certain terms used in this Agreement are defined in Section 9.03 hereof.

     SECTION 1.02 CLOSING; CLOSING DATE; EFFECTIVE TIME. Unless this Agreement shall have been terminated pursuant to Section 8.01, and subject to the satisfaction or, if permissible, waiver of the conditions set forth in
Article VII, the consummation of the Merger and the closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of IN at 10549 West Jefferson Boulevard, Culver City, CA 90232 as soon as practicable (but in any event within two business days) after the satisfaction or, if permissible, waiver of the conditions set forth in Article VII, or at such other date, time and place as 4Health and IN may agree. The date on which the Closing takes place is referred to herein as the "Closing Date". As promptly as practicable on the Closing Date, the parties hereto shall cause the Merger to be consummated by executing and filing Articles of Merger, in substantially the form of Exhibit A attached hereto, with the Division of Corporations and Commercial Code of the State of Utah (the date and time of such filing, or such later date or time agreed upon by 4Health and IN and set forth therein, being the "Effective Time"). For all tax purposes, the Closing shall be effective at the end of the day on the Closing Date.

     SECTION 1.03 EFFECT OF THE MERGER. At the Effective Time, to the full extent provided under Utah Law, the Surviving Corporation shall possess all the rights, privileges, powers and franchises of a public as well as of a private nature, and be subject to all the restrictions, disabilities and duties of each of the Constituent Corporations; and any and all rights, privileges, powers and franchises of each of the Constituent Corporations, and all property, real, personal and mixed, and all debts due to either of the Constituent Corporations on whatever account, as well as stock subscriptions and all other things in action belonging to each of the Constituent Corporations, shall be vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter as effectually the property of the Surviving Corporation as they were of the Constituent Corporations, and the title to any real estate vested by deed or otherwise, in either of the Constituent Corporations, shall not revert or be in any way impaired; but all rights of creditors and all liens upon any property of either of the Constituent Corporations shall be preserved unimpaired, and all debts, liabilities and duties of the Constituent Corporations shall thenceforth attach to the Surviving Corporation and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it.

     SECTION 1.04 ARTICLES OF INCORPORATION; BYLAWS. At the Effective Time, the articles of incorporation of 4Health, as amended by the Articles of Merger attached hereto as Exhibit A to make the amendments set forth on Schedule 1.04 attached hereto, shall be the articles of incorporation of the Surviving Corporation and thereafter shall continue to be its articles of incorporation until amended as provided therein and pursuant to Utah Law. The bylaws of 4Health, as amended by the Articles of Merger to make the changes set forth in
Schedule 1.04 attached hereto, shall be the bylaws of the Surviving Corporation and thereafter shall continue to be its bylaws until amended as provided therein and in the articles of incorporation and pursuant to Utah Law.

     SECTION 1.05 DIRECTORS AND OFFICERS. Immediately after the Effective Time, the directors of the Surviving Corporation shall be the four individuals identified in Schedule 1.05, classified as set forth opposite their names and a fifth individual who shall be classified as a Class III director with a one year term of office and who will be designated by IN and 4Health no later than the date on which definitive Proxy Materials (as such term is hereinafter defined) are first filed with the Commission (as hereinafter defined) for its review.
The officers of the Surviving Corporation shall be the individuals identified in
Schedule 1.05, each of the directors and officers to hold office in accordance with the articles of incorporation and bylaws of the Surviving Corporation, in each case until his successor is duly elected or appointed and qualified.

                                      ARTICLE II

                  CONVERSION OF SECURITIES; EXCHANGE OF CERTIFICATES


     SECTION 2.01 MERGER CONSIDERATION; CONVERSION AND CANCELLATION OF SECURITIES. At the Effective Time, by virtue of the Merger and without any action on the part of 4Health, IN, or their respective stockholders:

          (a) Subject to the other provisions of this Article II, each share of IN Common Stock issued and outstanding immediately prior to the Effective Time (excluding any IN Common Stock described in Section 2.01(c) of this Agreement and shares held by any Dissenting IN Stockholder shall be converted into the right to receive 241.37931 shares of 4Health Common Stock (the "Exchange Ratio"). Notwithstanding the foregoing, if between the date of this Agreement and the Effective Time the outstanding shares of IN Common Stock or 4Health Common Stock shall have been changed into a different number of shares or a different class, by reason of any stock dividend, subdivision, reclassification, conversion, recapitalization, split, combination or exchange of shares, the Exchange Ratio shall be correspondingly adjusted to reflect such stock dividend, subdivision, reclassification, conversion, recapitalization, split, combination or exchange of shares.

          (b) Notwithstanding any provision of this Agreement to the contrary, each share of IN Common Stock and held in the treasury of IN, and each share of IN Common Stock, owned by 4Health or any direct or indirect wholly owned subsidiary of 4Health immediately prior to the Effective Time shall be canceled and extinguished without any conversion thereof and no payment shall be made with respect thereto.

          (c) Subject to the provisions of Section 2.01(e), all shares of IN Common Stock, shall cease to be outstanding and shall automatically be cancelled and retired, and each certificate previously evidencing IN Common Stock, immediately prior to the Effective Time (other than IN Common Stock, described in Section 2.01(b) of this Agreement) (the "Converted Shares" or "Converted Share Certificates," as the case may be) shall thereafter represent the right to receive, subject to Section 2.02(d) of this Agreement, that number of shares of 4Health Common Stock determined pursuant to Section 2.01(a) hereof (the "Merger Consideration"). The holders of Converted Share Certificates shall cease to have any rights with respect to such Converted Shares except as otherwise provided herein or by law. Such Converted Share Certificates shall be exchanged for certificates evidencing whole shares of 4Health Common Stock upon the surrender of such Converted Share Certificates in accordance with the provisions of Section 2.02 of this Agreement, without interest.

          (d) All shares of 4Health Common Stock issued to holders of IN Common Stock, in the Merger shall be issued in a transaction intended to qualify for the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the "Securities

Act") and Regulation D promulgated thereunder ("Regulation D") and shall be deemed "restricted securities" as defined in Rule 144 promulgated under the Securities Act.

          (c) Notwithstanding anything in this Agreement to the contrary, any issued and outstanding shares of capital stock of IN held by a Dissenting IN Stockholder, who has not voted in favor of nor consented to the Merger and who complies with all the provisions of California Law concerning the right of holders of such stock to dissent from the Merger and require appraisal of their shares, shall not be converted as described in Section 2.01(a) but shall become, at the Effective Time, by virtue of the Merger and without any further action, the right to receive such consideration as may be determined to be due to such Dissenting IN Stockholder pursuant to California Law; PROVIDED, HOWEVER, that shares of IN Common Stock outstanding immediately prior to the Effective Time and held by a Dissenting IN Stockholder, who shall, after the Effective Time, withdraw his demand for appraisal or lose his right of appraisal, in either case pursuant to California Law shall be deemed to be converted as of the Effective Time, into the right to receive 4Health Common Stock.

     SECTION 2.02   EXCHANGE AND SURRENDER OF CERTIFICATES.

          (a) Immediately after the Effective Time, 4Health shall deliver to each registered holder of a Converted Share Certificate against delivery by such holder of all of his Converted Share Certificates representing issued and outstanding shares of IN Common Stock a certificate representing that number of whole shares of 4Health Common Stock which such holder has the right to receive in exchange for the Converted Share Certificates surrendered pursuant to the provisions of this Article II (after taking into account all Converted Shares then held by such holder), and the Converted Share Certificates so surrendered shall forthwith be canceled. The certificate representing the 4Health Common Stock shall bear a restrictive legend in the form set forth in Exhibit B. Until surrendered as contemplated by this Section 2.02, each Converted Share Certificate shall be deemed at any time after the Effective Time to represent only the 4Health Common Stock into which the Converted Shares represented by such Converted Share Certificate have been converted as provided in this Article II.

          (b) After the Effective Time, there shall be no further registration of transfers of IN Common Stock. If, after the Effective Time, certificates representing shares of IN Common Stock are presented to the Surviving Corporation, they shall be canceled and exchanged for the Merger Consideration provided for in this Agreement in accordance with the procedures set forth herein.

          (c) Any portion of the Merger Consideration that remains unclaimed by the holders of shares of IN Common Stock, one year after the Effective Time shall be returned to the Surviving Corporation, upon demand, and any such holder who has not exchanged its shares of IN Common Stock in accordance with this
Section 2.02 prior to that time shall thereafter look only to the Surviving Corporation for payment of the Merger Consideration in respect of its shares of IN Common Stock. Notwithstanding the foregoing, the Surviving Corporation shall not be liable to any holder of Converted Shares for any amount paid to a public official pursuant to applicable abandoned property, escheat or similar laws.

          (d) No dividends, interest or other distributions with respect to shares of 4Health Common Stock shall be paid to the holder of any unsurrendered Converted Share Certificates unless and until such Converted Share Certificates are surrendered as provided in this Section 2.02. Upon such surrender, 4Health shall pay, without interest, all dividends and other distributions payable in respect of such shares of 4Health Common Stock on a date subsequent to, and in respect of a record date after, the Effective Time.

          (e) No fractional shares or certificates or scrip evidencing fractional shares of 4Health Common Stock shall be issued in the Merger or upon the surrender for exchange of Converted Share Certificates, and the Exchange Ratio shall be appropriately adjusted if necessary so that only whole shares of 4Health Common Stock are issued in the Merger to holders of Converted Share Certificates.



                                     ARTICLE III

                    REPRESENTATIONS AND WARRANTIES OF IN AND IRWIN



     IN and Irwin, jointly and severally hereby represent and warrant to 4Health that:


     SECTION 3.01 ORGANIZATION AND QUALIFICATION; SUBSIDIARIES. Each of IN and its subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, has all requisite power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted and is duly qualified and in good standing to do business in each jurisdiction in which the nature of the business conducted by it or the ownership or leasing of its properties makes such qualification necessary, other than where the failure to be so duly qualified and in good standing would not have an IN Material Adverse Effect. The term "IN Material Adverse Effect" as used in this Agreement shall mean any change or effect that, individually or when taken together with all other such changes or effects, would be reasonably likely to be materially adverse to the assets, liabilities, financial condition, results of operations or current or future business of IN and its subsidiaries, taken as a whole.
Schedule 3.01 of the disclosure schedule to be delivered to 4Health by IN and attached hereto and made a part hereof (the "IN Disclosure Schedule") as provided in Section 7.02(i) hereof, sets forth, as of the date hereof, a true and complete list of all IN's directly or indirectly owned subsidiaries, together with (A) the jurisdiction of incorporation or organization of each subsidiary and the percentage of each subsidiary's outstanding capital stock or other equity interests owned by IN or another subsidiary of IN, and (B) an indication of whether each such subsidiary is a "Significant Subsidiary" as defined in Section 9.03(g) of this Agreement. Except as set forth in Schedule
3.01 to the IN Disclosure Schedule, neither IN nor any of its subsidiaries nor Irwin owns an equity interest in any other partnership or joint venture arrangement or other business entity that is material to the assets, liabilities, financial condition, results of operations or current or future business of IN and its subsidiaries, taken as a whole. IN is the registered and beneficial owner of all of the issued and outstanding shares of voting capital stock of Applied Nutrition Inc. and Irwin Naturals International, Inc.

     SECTION 3.02 ARTICLES OF INCORPORATION AND BYLAWS. IN has heretofore furnished to 4Health complete and correct copies of the articles of incorporation and the bylaws or the equivalent organizational documents as presently in effect of IN and each of its subsidiaries. Neither IN nor any of its subsidiaries is in violation of any of the provisions of its articles or any material provision of its bylaws (or equivalent organizational documents).

     SECTION 3.03   CAPITALIZATION.

          (a) The authorized capital stock of IN consists of One Hundred Thousand (100,000) shares of IN Common Stock, of which Sixty Five Thousand Two Hundred Fifty (65,250) shares are issued and outstanding, and Thirty Four Thousand Seven Hundred Fifty (34,750) shares are held in treasury by IN. No shares of capital stock of IN are reserved for any purpose. Each of the outstanding shares of capital stock of, or other equity interests in, each of IN and its subsidiaries is duly authorized, validly issued, and, in the case of shares of capital stock, fully paid and nonassessable, and has not been issued in violation of (nor are any of the authorized shares of capital stock of, or other equity interests in, such entities subject to) any preemptive or similar rights created by statute, the charter or bylaws (or the equivalent organizational documents) of IN or any of its subsidiaries, or any agreement to which IN or any of its subsidiaries is a party or bound, and such outstanding shares or other equity interests owned by IN or a subsidiary of IN are owned free and clear of all security interests, liens, claims, pledges, agreements, limitations on IN's or such subsidiaries' voting rights, charges or other encumbrances of any nature whatsoever.

          (b) There are no options, warrants or other rights (including registration rights), agreements, arrangements or commitments of any character to which IN or any of its subsidiaries or Irwin is a party relating to the issued or unissued capital stock of IN or any of its subsidiaries or obligating IN or any of its subsidiaries or Irwin to grant, issue or sell any shares of the capital stock of IN or any of its subsidiaries, by sale, lease, license or otherwise. There are no obligations, contingent or otherwise, of IN or any of its subsidiaries or Irwin to repurchase, redeem or otherwise acquire any shares of IN Common Stock or other capital stock of IN, or the capital stock or other equity interests of any subsidiary of IN; or provide material funds to, or make any material investment in (in the form of a loan, capital contribution or otherwise), or provide any guarantee with respect to the obligations of, any subsidiary of IN or any other person. Except as described in Schedule 3.03(b)(iii) to the IN Disclosure Schedule, neither IN nor any of its subsidiaries or Irwin (x) directly or indirectly owns, (y) has agreed to purchase or otherwise acquire or (z) holds any interest convertible into or exchangeable or exercisable for, 5% or more of the capital stock of any corporation, partnership, joint venture or other business association or entity (other than the subsidiaries of IN set forth in Schedule 3.01 to the IN Disclosure Schedule).

Except as set forth in Schedule 3.03(b)(iv) to the IN Disclosure Schedule, there are no agreements, arrangements or commitments of any character (contingent or otherwise) pursuant to which any person is or may be entitled to receive any payment based on the revenues or earnings, or calculated in accordance therewith, of IN or any of its subsidiaries. Except as contemplated hereby, there are no voting trusts, proxies or other agreements or understandings to which IN or any of its subsidiaries or Irwin is or will be a party or by which IN or any of its subsidiaries or Irwin is or will be bound with respect to the voting of any shares of capital stock of IN or any of its subsidiaries.

     SECTION 3.04 AUTHORITY. IN and Irwin each have all requisite corporate power and authority and legal capacity, respectively, to execute and deliver this Agreement, to perform its and his obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by IN and the consummation by IN of the transactions contemplated hereby have been duly authorized by all necessary corporate action and no other corporate proceedings on the part of IN are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by IN and Irwin, and, assuming the due authorization, execution and delivery thereof by 4Health, constitutes the legal, valid and binding obligation of IN and Irwin enforceable against IN and Irwin in accordance with its terms, except that such enforcement may be subject to applicable bankruptcy, insolvency or other similar laws, now or hereafter in effect, affecting creditors' rights generally, and the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

     SECTION 3.05   NO CONFLICT; REQUIRED FILINGS AND CONSENTS.

          (a) The execution and delivery of this Agreement by IN and Irwin does not, and the consummation of the transactions contemplated hereby in accordance with its terms will not conflict with or violate the articles of incorporation or bylaws, or the equivalent organizational documents, in each case as amended or restated, of IN or any of its subsidiaries, conflict with or violate any federal, state, foreign or local law, statute, ordinance, rule, regulation, order, judgment or decree (collectively, "Laws") applicable to IN or any of its subsidiaries or Irwin or by or to which any of their respective properties is bound or subject or except as described in Schedule
3.05 to the IN Disclosure Schedule, result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or require payment under, or result in the creation of a lien or encumbrance on any of the properties or assets of IN or any of its subsidiaries pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which IN or any of its subsidiaries or Irwin is a party or by or to which IN or any of its subsidiaries or Irwin or any of their respective properties is bound or subject, except for any such conflicts or violations described in clause (ii) or breaches, defaults, events, rights of termination, amendment, acceleration or cancellation, payment obligations or liens or encumbrances described in clause (iii) that would not have an IN Material Adverse Effect.

          (b) The execution and delivery of this Agreement by IN and Irwin does not, and consummation of the transactions contemplated hereby will not, require IN or Irwin to obtain any consent, license, permit, approval, waiver, authorization or order of, or to make any filing with or notification to, any governmental or regulatory authority, domestic or foreign (collectively, "Governmental Entities"), except for filing appropriate merger documents as required by California and Utah Laws; and where the failure to obtain such consents, licenses, permits, approvals, waivers, authorizations or orders, or to make such filings or notifications, would not, either individually or in the aggregate, materially interfere with IN's performance of its obligations under this Agreement and would not have an IN Material Adverse Effect.

     SECTION 3.06 PERMITS; COMPLIANCE. Each of IN and its subsidiaries and, to IN's and Irwin's knowledge, each third party operator of any of IN's properties, is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exemptions, consents, certificates, approvals and orders necessary to own, lease and operate its properties and to carry on its business as it is now being conducted (collectively, the "IN Permits"), and there is no action, proceeding or investigation pending or, to the knowledge of IN or Irwin, threatened regarding suspension or cancellation of any of the IN Permits, except where the failure to possess, or the suspension or cancellation of, such IN Permits would not have an IN Material Adverse Effect. Neither IN nor any of its subsidiaries is in conflict with, or in default or violation of any Law applicable to IN or any of its subsidiaries or by or to which any of their respective properties is bound or subject, including, without limitation, the provisions of the Dietary Supplemental Health Education Act of 1994, all consumer product safety Laws, all product labeling Laws and all truth in advertising Laws, or any of the IN Permits, except for any such conflicts, defaults or violations that would not have a IN Material Adverse Effect. During the period commencing on September 30, 1997 and ending on the date hereof, neither IN nor any of its subsidiaries has received from any Governmental Entity any written notification with respect to possible conflicts, defaults or violations of Laws, except as set forth in Schedule 3.06 of the IN Disclosure Schedule and except for written notices relating to possible conflicts, defaults or violations that would not have an IN Material Adverse Effect.

     SECTION 3.07   FINANCIAL STATEMENTS; FINANCIAL RESULTS.   (a) IN's audited
consolidated financial statements (including the related notes thereto) for the fiscal years ended December 31, 1995 and December 31, 1996 and the nine months ended September 30, 1997 (the "IN Financial Statements") to be furnished to 4Health pursuant to Section 5.01(d) will (i) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods involved ("GAAP") (except (A) to the extent required by changes in generally accepted accounting principles and (B) as may be indicated in the notes thereto) and (ii) fairly present the financial position of IN as of the respective dates thereof and the result of operations and cash flows for the periods indicated (including reasonable estimates of normal and recurring year-end adjustments), except that (x) any interim financial statements were or will be subject to normal and recurring year-end adjustments and (y) any pro forma financial information contained in such financial statements will not necessarily be indicative of the financial position of IN as of the respective dates thereof and the results of operations and cash flows for the periods indicated. Except as set forth in Schedule 3.07 of the IN Disclosure Schedule, IN has no liabilities or obligations that will be of any nature (whether known or unknown and whether accrued or contingent) except for liabilities or obligations reflected or reserved against in the audited balance sheet dated as of September 30, 1997 including the notes thereto (the "IN Balance Sheet") to be furnished to 4Health pursuant to Section 5.01(d) and current liabilities incurred in the ordinary course of business consistent with past practice since the date of the IN Balance Sheet.

          (b) IN's gross revenues, calculated in accordance with GAAP, earned during the twenty-one (21) month period ended September 30, 1997 exceeded $22,000,000 in the aggregate.

          (c) The sum of (i) IN's earnings before income taxes, depreciation and amortization charges, calculated in accordance with GAAP, plus (ii) any amounts paid by IN to its officers as salary, in each case during the twenty-one
(21) month period ended September 30, 1997, exceeded $4,500,000.

     SECTION 3.08 ABSENCE OF CERTAIN CHANGES OR EVENTS. Except as contemplated by this Agreement or as set forth in Schedule 3.08 to the IN Disclosure Schedule, since September 30, 1997 IN and its subsidiaries have conducted their respective businesses only in the ordinary course and in a manner consistent with past practice and there has not been: any material damage, destruction or loss (whether or not covered by insurance) with respect to any material assets of IN or any of its subsidiaries; any material change by IN or any of its subsidiaries in their accounting methods, principles or practices; any declaration, setting aside or payment of any dividends or distributions in respect of shares of IN Common Stock or the shares of stock of, or other equity interests in, any subsidiary of IN, or any redemption, purchase or other acquisition by IN or any of its subsidiaries of any of IN's securities or any of the securities of any subsidiary of IN; any increase in the benefits under, or the establishment or amendment of, any bonus, insurance, severance, deferred compensation, pension, retirement, profit sharing, stock option (including, without limitation, the granting of stock options, stock appreciation rights, performance awards, or restricted stock awards), stock purchase or other employee benefit plan, or any increase in the compensation payable or to become payable to directors, officers or employees of IN or its subsidiaries; any revaluation by IN or any of its subsidiaries of any of their assets, including the writing down of the value of inventory or the writing down or off of notes or accounts receivable, other than in the ordinary course of business and consistent with past practices; any entry by IN or any of its subsidiaries into any commitment or transaction material to IN and its subsidiaries, taken as a whole (other than this Agreement and the transactions contemplated hereby); any material increase in indebtedness for borrowed money; or an IN Material Adverse Effect.

     SECTION 3.09 ABSENCE OF LITIGATION. Except as set forth in Schedule 3.09 to the IN Disclosure Schedule, there is no claim, action, suit, litigation, proceeding, arbitration or, to the knowledge of IN or Irwin, investigation of any kind, at law or in equity (including actions or proceedings seeking injunctive relief), pending or, to the knowledge of IN or Irwin, threatened against IN or any of its subsidiaries or any properties or rights of IN or any of its subsidiaries (except for claims, actions, suits, litigation, proceedings, arbitrations or investigations which would not have an IN Material Adverse Effect), and neither IN nor any of its subsidiaries is subject to any continuing order of, consent decree, settlement agreement or other similar written agreement with, or, to the knowledge of IN or Irwin, continuing investigation by, any Governmental Entity, or any judgment, order, writ, injunction, decree or award of any Government Entity or arbitrator, including, without limitation, cease-and-desist or other orders, except for matters that would not have an IN Material Adverse Effect.

     SECTION 3.10   EMPLOYEE BENEFIT PLANS; LABOR MATTERS.

          (a) Neither IN nor any member of any ERISA Group has maintained or contributed to any employee benefit plan (as such term is defined in ERISA
Section 3(3)) during the past five years and neither IN nor any member of its ERISA Group has any liability under Sections 4063, 4069, 4212(c) or 4204 of ERISA with respect to any such employee benefit plan, and IN does not maintain and has not contributed to any other retirement, pension, stock option, stock appreciation rights, profit sharing, incentive compensation, deferred compensation, savings, thrift, vacation pay, severance pay, insurance, health, welfare or other employee compensation or benefit plan, agreement, practice, or arrangement, whether written or unwritten, whether or not legally binding (collectively, the "IN Benefit Plans"). For purposes of this Agreement, "ERISA Group" means a controlled or affiliated group within the meaning of Code Section 414(b), (c), (m), or (o) of which IN is or may be a member.

          (b) No event has occurred and, to the knowledge or IN or Irwin, there exists no condition or set of circumstances, in connection with which IN or any member of its ERISA Group could be subject to any liability under the terms of any IN Benefit Plans, ERISA, the Code or any other applicable Law which would have an IN Material Adverse Effect.

          (c) Neither IN nor any member of its ERISA Group, including, without limitation, any of its subsidiaries, is or has ever been a party to any collective bargaining or other labor union contracts. No collective bargaining agreement is being negotiated by IN or any of its subsidiaries. There is no pending or threatened labor dispute, strike or work stoppage against IN or any of its subsidiaries which may interfere with the respective business activities of IN or any of its subsidiaries. None of IN, any of its subsidiaries or any of their respective representatives or employees has committed any unfair labor practices in connection with the operation of the respective businesses of IN or its subsidiaries, and there is no pending or threatened charge or complaint against IN or any of its subsidiaries by the National Labor Relations Board or any comparable state agency. IN and its subsidiaries are in compliance with all applicable wage and hours Laws, age, race, religious and gender anti-discrimination Laws, employee health and safety Laws and all immigration Laws as regards their respective employees and, there is no pending or, to IN's and Irwin's knowledge, threatened claim, investigations or proceeding involving any alleged violation of any such Law.

          (d) Neither IN nor any of its subsidiaries is a party to or is bound by any severance agreements, programs or policies. Schedule 3.10(d) to the IN Disclosure Schedule sets forth, and IN has made available to 4Health true and correct copies of, all employment agreements with officers or IN or its subsidiaries; all agreements with consultants of IN or its subsidiaries obligating IN or any subsidiary to make annual cash payments in an amount exceeding $25,000; all non-competition agreements with IN or a subsidiary executed by officers of IN; and all plans, programs, agreements and other arrangements of IN or its subsidiaries with or relating to its directors.

          (e) Neither IN nor any member of its ERISA Group provides retiree medical or retiree life insurance benefits to any person and (y) neither IN nor any of its subsidiaries is contractually or otherwise obligated (whether or not in writing) to provide any person with life insurance or medical benefits upon retirement or termination of employment, other than as required by the provisions of Sections 601 through 608 of ERISA and Section 4980B of the Code and each such IN Benefit Plan or arrangement may be amended or terminated by IN or its subsidiaries at any time without liability.

          (f) Neither IN nor any member of its ERISA Group including, without limitation, any of its subsidiaries, contributes to or has an obligation to contribute to, and has not within six years prior to the date of this Agreement contributed to or had an obligation to contribute to or has any secondary liability under ERISA Section 4204 to, a multiemployer plan within the meaning of Section 3(37) of ERISA.

     SECTION 3.11 TAXES. Except when a failure of any representation made in this Section 3.11 to be true and correct would not result in a liability to IN in excess of $10,000 in the case of a representation known to IN or Irwin to be untrue or incorrect or $25,000 in the case of a representation not known to IN or Irwin to be untrue or incorrect:

          (a)  Except as set forth in Schedule 3.11(a) of the IN Disclosure
Schedule:

               (1) Except to the extent that the applicable statute of limitations has expired, all Returns required to be filed by or on behalf of IN have been duly filed on a timely basis with the appropriate Governmental Entities and such Returns (including all attached statements and schedules) are true, correct and complete. Except to the extent that the applicable statute of limitations with respect thereto has expired, all Taxes (as defined in (f) below) have been paid in full on a timely basis, and no other Taxes are payable by IN with respect thereto for items or periods covered by such Returns (whether or not shown on or reportable on such Returns) or with respect to any period prior to the Effective Time;

               (2) IN has complied in all respects with all applicable Laws relating to the payment and withholding of Taxes (including any estimated Taxes and withholding of Taxes pursuant to Sections 1441 and 1442 of the Code or similar provisions under foreign laws) and has, within the time and in the manner prescribed by Law, withheld from employee wages and paid over all amounts withheld under applicable Laws;

               (3) IN has disclosed on its income tax returns all positions taken therein that could give rise to a substantial understatement penalty within the meaning of Code Section 6662;

               (4) There are no liens on any of the assets of IN with respect to Taxes, other than liens for Taxes not yet due and payable for Taxes that are being contested in good faith through appropriate proceedings and for which appropriate reserves have been established;

               (5)  IN does not have any liability under Treasury Regulation
Section 1.1502-6 or any analogous state, local or foreign law by reason of having been a member of any consolidated, combined or unitary group, other than in the current affiliated group of which IN is the common parent corporation;

               (6) Except to the extent that the applicable statute of limitations has expired, IN has made available to 4Health complete copies of:
(i) all federal, state and local, as well as any other taxing authority, income tax, sales and use tax, employment tax and franchise tax returns of IN for all periods since the formation of IN (or any predecessor in interest) and all such tax returns of Irwin with respect to the business of IN for periods prior to the formation of IN, and (ii) all tax audit reports, work papers statements of deficiencies, closing or other agreements received by Irwin (with respect to the business of IN) or IN or on its behalf or relating to Taxes; and

               (7) IN does not do business in or derive income from any state, local, territorial or foreign taxing jurisdiction so as to be subject to Return filing requirements of such jurisdiction, other than those for which Returns have been furnished to 4Health.

          (b)  Except as disclosed in Schedule 3.11(b) of the IN Disclosure
Schedule:

               (1) There is no audit of any Returns of IN or Irwin (with respect to the business of IN by a governmental or taxing authority in process, pending or, to the knowledge of IN or Irwin, threatened (formally or informally) and no Governmental Entity of any jurisdiction in which IN does not file a Return has claimed that IN is or may be subject to tax in that jurisdiction;

               (2) Except to the extent that the applicable statute of limitations has expired and except as to matters that have been resolved, no deficiencies exist or have been asserted (either formally or informally) or are expected to be asserted with respect to Taxes of

Irwin (with respect to the business of IN) or IN, and no notice (either formally or informally) has been received by Irwin or IN that he or it has not filed a Return or paid Taxes required to be filed or paid by it;

               (3) IN is not a party to any pending action or proceeding for assessment or collection of Taxes, nor has such action or proceeding been asserted or threatened (either formally or informally) against it or any of its assets, except to the extent that the applicable statute of limitations has expired and except as to matters that have been resolved;

               (4) No waiver or extension of any statute of limitations is in effect with respect to Taxes or Returns of IN;

               (5) No action has been taken that would have the effect of deferring any liability for Taxes for IN from any period prior to the Effective Time to any period after the Effective Time;

               (6) There are no requests for rulings, subpoenas or requests for information pending with respect to the Taxes of IN;

               (7) No power of attorney has been granted by IN, with respect to any matter relating to Taxes;

               (8) IN is not and has never been included in an affiliated group of corporations, within the meaning of Section 1504 of the Code;

               (9) IN is not (nor has it ever been) a party to any tax allocation or sharing agreement between affiliated corporations; and

               (10) The amount of liability for unpaid Taxes of IN for all periods ending on or before the Effective Time will not, in the aggregate, materially exceed the amount of the liability accruals for Taxes reflected on the IN Balance Sheet.

          (c)  Except as disclosed on Schedule 3.11(c) of the IN Disclosure
Schedule:

               (1) IN is not required to treat any of its assets as owned by another person for federal income tax purposes or as tax-exempt bond financed property or tax-exempt use property within the meaning of Section 168 of the Code;

               (2) IN has not issued or assumed any corporate acquisition indebtedness that is subject to Sections 279(a) and (b) of the Code;

               (3) IN has not entered into any compensatory agreements with respect to the performance of services under which payment would result in a nondeductible expense pursuant Section 280G of the Code or an excise tax to the recipient of such payment pursuant to Section 4999 of the Code;

               (4) No election has been made under Section 338 of the Code with respect to IN and no action has been taken that would result in any income tax liability to IN as a result of a deemed election within the meaning of Section 338 of the Code;

               (5) No consent under Section 341(f) of the Code has been filed with respect to IN;

               (6) IN has not agreed, nor is it required to make, any adjustment under Code Section 481(a) by reason of a change in accounting method or otherwise;

               (7) IN has not disposed of any property that is presently being accounted for under the installment method;

               (8) IN is not a party to any interest rate swap or currency swap;

               (9) IN has not participated in any international boycott as defined in Code Section 999;

               (10) IN is not subject to any joint venture, partnership or other arrangement or contract that is treated as a partnership for federal income tax purposes;

               (11) IN has not made any of the foregoing elections and is not required to apply any of the foregoing rules under any comparable state, local or foreign income tax provisions; and

               (12) IN does not have and has never had a permanent establishment in any foreign country, as defined in any applicable tax treaty or convention between the United States and such foreign country.

          (d) The books and records of IN, including the Returns of IN made available to 4Health, contain accurate and complete information with respect to:

               (1)  All material tax elections in effect with respect to IN;

               (2)  The current tax basis of the assets of IN;

               (3) The current and accumulated earnings and profits of IN, if any;

               (4)  The net operating losses of IN by taxable year, if any;

               (5)  The net capital losses of IN by taxable year, if any;

               (6)  The tax credit carry overs of IN, if any; and

               (7) The overall foreign losses of IN under Section 904(f) of the Code that are subject to recapture, if any.

          (e) The Returns provided by IN to 4Health contain accurate and complete information with respect to any net operating losses and net operating loss carry forwards, if any, and other tax attributes of IN, and the extent to which they are subject to any limitation under Code Sections 381, 382, 383, or 384, or any other provision of the Code or the federal consolidated return regulations (or any predecessor provision of any Code Section or the regulations) and, apart from any such limitations and apart from any limitation that would be imposed as a result of the Merger, there is nothing that would prevent IN from utilizing these net operating losses, net operating loss carry forwards or other tax attributes, if any, as so limited if it has sufficient income.

          (f) (1) For purposes of this Agreement the term "Taxes" shall mean all taxes, however, denominated, including any interest, penalties or other additions to tax that may become payable in respect thereof, imposed by any federal, territorial, state, local or foreign government or any agency or political subdivision of any such government, which taxes shall include, without limiting the generality of the foregoing, all income or profit taxes, payroll and employee withholding taxes, unemployment insurance, social security taxes, sales and use taxes, ad valorem taxes, excise taxes, franchise taxes, gross receipts taxes, business license taxes, occupation taxes, real and personal property taxes, stamp taxes, environmental taxes, transfer taxes, workers' compensation, Pension Benefit Guaranty Corporation premiums and other governmental charges, and other obligations of the same or of a similar nature to any of the foregoing, required to be paid, withheld or collected.

               (2) For the purposes of this Agreement, the term "Returns" shall mean all reports, estimates, declarations of estimated tax, information statements and returns relating to, or required to be filed in connection with, any Taxes, including information returns or reports with respect to backup withholding and other payments to third parties.

               (3) All references to "IN" in this Section 3.11 shall include all subsidiaries of IN and where appropriate in this Section 3.11, the singular shall include the plural.

     SECTION 3.12   TAX AND ACCOUNTING MATTERS.

          (a) Neither IN nor, to the knowledge of IN or Irwin, any of its affiliates has taken or agreed to take any action that would prevent the Merger from constituting a tax-free reorganization qualifying under the provisions of
Section 368(a) of the Code.

          (b) IN has no plan or intention to acquire the 4Health Common Stock issued in the Merger.

          (c) Subject to Section 8.05(a), IN and the holders of IN Common Stock will each pay their respective expenses, if any, incurred in connection with the Merger.

          (d) There is no intercorporate indebtedness existing between IN and 4Health that was issued, acquired or will be settled at a discount.

          (e) IN is not an investment company as defined in section 368(a)(2)(F)(iii) and (iv) of the Code.

          (f) Except as contemplated by this Agreement, IN will take no action prior to the Effective Time to cease operations or, except in the ordinary course of business, dispose of any of its assets of any of its subsidiaries or current lines of business.

          (g) Neither IN nor any of its subsidiaries or affiliates has taken in the last two years or will take any action prior to the Effective Time which will adversely affect or invalidate the ability of 4Health to account for the Merger using the pooling of interests method of accounting as provided in Accounting Principles Board Opinion No. 16 of the American Institute of Certified Public Accountants and the interpretations issued thereunder as presently in effect ("APB 16").

     SECTION 3.13 CERTAIN BUSINESS PRACTICES. To the best of its knowledge, none of IN, any of its subsidiaries or any directors, officers, agents or employees of IN or any of its subsidiaries has used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns or violated any provision of the Foreign Corrupt Practices Act of 1977, as amended, or made any other unlawful payment.

     SECTION 3.14   ENVIRONMENTAL MATTERS.

          (a) Except for matters disclosed in Schedule 3.14 to the IN Disclosure Schedule and except for matters that would not have or are reasonably not likely to have an IN Material Adverse Effect, to the best knowledge of IN or
Irwin:

               (i) The properties, operations and activities of IN and its subsidiaries are in compliance with all applicable Environmental Laws and there are no circumstances which could reasonably be expected to prevent or interfere with their continued compliance with applicable Environmental Laws.

               (ii) IN and its subsidiaries and the properties and operations of IN and its subsidiaries are not subject to any existing, pending, or, to IN's knowledge, threatened civil, criminal or administrative action, suit, claim, notice of violation, investigation, notice of potential liability, request for information, inquiry, demand or proceeding under applicable Environmental Laws.

               (iii) IN and its subsidiaries have not agreed, whether by contract or by consent agreement with Governmental Entities or private persons, to undertake investigation, clean up, or remedial activities.

               (iv) All notices, permits, licenses, or similar authorizations required to be obtained or filed by IN or any of its subsidiaries under any Environmental Laws in connection with any aspect of the business of IN or any of its subsidiaries, including without limitation those relating to the treatment, storage, disposal or discharge of Hazardous Materials, have been duly obtained or filed and will remain valid and in effect after the Merger, and IN and its subsidiaries are in compliance with the terms and conditions of all such notices, permits, licenses and similar authorizations.


               (v) IN and its subsidiaries have not received any notice of noncompliance with respect to any financial responsibility requirements applicable to their operations and imposed by any Governmental Entity under any Environmental Laws.

               (vi) There are no physical or environmental conditions existing on any leased property of IN or its subsidiaries or resulting from IN's or such subsidiaries' operations or activities, past or present, at any location, including without limitation, releases and disposal of Hazardous Materials, that would give rise to any on-site or off-site investigation, reporting, or remedial obligations or other Environmental Liability.

               (vii) To the extent required by applicable Environmental Laws, all Hazardous Materials generated by IN and its subsidiaries have been transported only by persons authorized under applicable Environmental Laws to transport such materials, and disposed of only at treatment, storage and disposal facilities authorized under applicable Environmental Laws to treat, store or dispose of such Hazardous Materials.

               (viii) There has been no exposure of any person or property to Hazardous Materials or any release of Hazardous Materials into the environment by IN or its present or prior subsidiaries or in connection with their present or prior properties or operations that could reasonably be expected to give rise to any Environmental Liability.

               (ix) No release or clean up of Hazardous Materials has occurred at IN and its subsidiaries' leased properties which could reasonably be expected to result in the assertion or creation of any lien on the properties by any governmental body or agency or other

Governmental Entity with respect thereto, nor has any such lien been asserted or made by any governmental body, agency or entity with respect thereto.

               (x) The operations of each third party operator of any of IN or its subsidiaries' properties are in compliance with the terms of this Section 3.14.

          (b) IN and its subsidiaries have made available to 4Health all internal and external environmental audits, studies, documents and correspondence on environmental matters in the possession of IN or its subsidiaries relating to any of the present or prior properties or operations of IN and its subsidiaries.

          (c) For purposes of this Agreement, the following terms shall be defined as follows:

               (i) "Environmental Laws" shall mean any and all laws, statutes, ordinances, rules, regulations or orders of any Governmental Entity pertaining to pollution, health, safety, or the environment, including, without limitation, the Clean Air Act, the Comprehensive Environmental, Response, Compensation, and Liability Act ("CERCLA"), the Clean Water Act, the Occupational Safety and Health Act, the Resource Conservation and Recovery Act, the Solid Waste Disposal Act, the Emergency Planning and Community Right-To-Know Act, the Safe Drinking Water Act, the Toxic Substances Control Act, the Hazardous Materials Transportation Act, the Oil Pollution Act, all as amended, any state laws implementing the foregoing federal laws, any state laws pertaining to, health, safety and waste management including, without limitation, the handling of asbestos, medical waste or disposable products, hydrocarbon products, PCBs or other Hazardous Materials or processing or disposing of wastes or the use, maintenance and closure of pits and impoundments, all other federal, state or local environmental conservation or protection and health and safety laws, and any common law creating liability for environmental conditions. Environmental Laws shall include, without limitation, all restrictions, conditions, standards, limitations, prohibitions, requirements, guidelines, obligations, schedules and timetables contained in Environmental Laws or contained in any regulation, plan, code, order, decree, judgment, injunction, notice or demand letter issued, entered, promulgated or approved thereunder.

               (ii) "Hazardous Materials" shall mean any materials that are regulated by or form the basis of liability under Environmental Laws, and include, without limitation, asbestos, wastes, including, without limitation, medical wastes or disposable products, hazardous substances, pollutants or contaminants, hazardous or solid wastes, hazardous constituents, hazardous materials, toxic substances, petroleum, including crude oil or any fraction thereof, natural gas, natural gas liquids, liquefied natural gas, or synthetic gas usable for fuel (or mixtures of natural gas and such synthetic gas).

               (iii) "Environmental Liability" shall mean liabilities, fines, penalties, obligations, consequential damages, responsibilities, response costs, natural resource damages, corrective action costs, reclamation costs, and costs and expenses, known or unknown, absolute or contingent, past, present or future, resulting from any requirement, claim or demand under Environmental Laws or contract.

     SECTION 3.15 VOTE REQUIRED. The only vote or written consent of the holders of any class or series of IN capital stock necessary to approve the Merger and adopt this Agreement is the affirmative vote or written consents from the holders of at least a majority of the outstanding shares of IN Common Stock.

     SECTION 3.16 BROKERS. Except as set forth in Schedule 3.16 to the IN Disclosure Schedule and the Notes payable to the order of Messrs. Charles Paz, Roy Dahlen and Ken Bodger, no broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of IN. IN has made or will make available prior to Closing to 4Health a complete and correct copy of all agreements referenced in Schedule 3.16 to the IN Disclosure Schedule pursuant to which such firm or individual will be entitled to any payment relating to the transactions contemplated by this Agreement.

     SECTION 3.17 INSURANCE. Schedule 3.17 to the IN Disclosure Schedule will set forth a true and complete listing of all material policies currently in force, and all other policies under which a claim could be made as of the date hereof (I.E., all incurrence-based policies), for fire, products and environmental or pollution control liability, general liability, vehicle, workers' compensation, directors and officers' liability, title and other insurance owned or held by or covering IN or any of its property, assets, or activities, past or present. As of the date hereof, all of such policies are in full force and effect, and IN has not received any outstanding notice of cancellation or termination with respect to any policy of fire, products or environmental or pollution control liability, general liability, vehicle, workers' compensation, directors' and officers' liability, title and other insurance owned or held by or covering IN or any of its property, assets, or activities, past or present. To the knowledge of IN or Irwin, neither the Merger nor any of the transactions contemplated hereby shall cause the termination or may form the basis for terminating any such insurance policies or insurance coverages presently maintained by IN.

     SECTION 3.18 PROPERTIES. Except as set forth in Schedule 3.18 to the IN Disclosure Schedule, except for liens arising in the ordinary course of business after the date hereof and assets disposed of in the ordinary course of business after the date of the IN Balance Sheet, IN and its subsidiaries have good and marketable title free and clear of all liens, the existence of which would have an IN Material Adverse Effect, to all their material assets, whether tangible or intangible, personal or mixed, reflected in the IN Balance Sheet as being owned by IN and its subsidiaries as of the date thereof or purported to be owned on the date hereof. All buildings, and all fixtures, equipment and other property and assets which are material to its business on a consolidated basis held under leases by any of IN or its subsidiaries, are held under valid instruments enforceable by IN or its subsidiaries in accordance with their respective terms. Substantially all of IN's and its subsidiaries' equipment in regular use has been well maintained and is in good and serviceable condition, reasonable wear and tear excepted. Neither IN nor any of its subsidiaries own any real property and all of IN's and its subsidiaries' interests in real property are subject to valid and binding leases, all of which are in full force and effect, are not in breach by IN or its subsidiaries or, to IN's or Irwin's knowledge, by the lessor thereunder.

     SECTION 3.19 CERTAIN CONTRACTS AND RESTRICTIONS. Other than agreements, contracts or commitments listed elsewhere in the IN Disclosure Schedule,
Schedule 3.19 to the IN Disclosure Schedule lists, as of the date hereof, each agreement, contract or commitment (including any amendments thereto) to which IN or any of its subsidiaries is a party or by which IN or any of its subsidiaries is bound (i) involving consideration during the next twelve months in excess of $10,000 or (ii) which is otherwise material to the assets, liabilities, financial condition, results of operations or current or future business of IN and its subsidiaries, taken as a whole. As of the date of this Agreement and except as indicated on the IN Disclosure Schedule, (i) IN has fully complied with all material terms and conditions of all agreements, contracts and commitments listed in the IN Disclosure Schedule and all such agreements, contracts and commitments are in full force and effect, (ii) IN and Irwin have no knowledge of any defaults thereunder or any cancellations or modifications thereof, and (iii) such agreements, contracts and commitments are not subject to any memorandum or other written document or understanding permitting cancellation.

     SECTION 3.20 FUTURES TRADING AND FIXED PRICE EXPOSURE. Neither IN nor any of its subsidiaries is presently engaged in any futures or options trading or is a party to any price, interest rate or currency swaps, hedges, futures or other derivative instruments.

     SECTION 3.21 INFORMATION SUPPLIED. Without limiting any of the representations and warranties contained herein, the representations and warranties of IN contained in this Agreement and the information set forth in the IN Disclosure Schedule is complete and accurate and does not contain any untrue statement of material fact, or omit a material fact necessary in order to make the statements contained therein, in light of the circumstances under which such statements are or were made, not misleading.

     SECTION 3.22 SECURITIES LAWS REPRESENTATIONS. Without limiting any of the representations and warranties of 4Health contained herein, Irwin hereby acknowledges and agrees with 4Health that he is familiar with 4Health's assets, business, financial condition, results of operations, and prospects. He is aware of the risks attendant to an investment in the 4Health Common Stock. He has relied solely upon the independent investigations made by him and his representatives and 4Health's representations and warranties set forth herein in making a decision to approve the Merger and to acquire the 4Health Common Stock and has a full understanding and appreciation of the risks inherent in such a speculative investment. In connection with such investigation, he and his advisors, if any, have had the opportunity to ask, to the extent he considered necessary, questions of, and have received answers from, officers of 4Health concerning the affairs of 4Health and have had access to reports filed by 4Health with the Commission (as hereinafter defined), all documents, records, books and additional information which he has deemed necessary to make an informed investment decision to acquire the 4Health Common Stock. He recognizes that the offer and sale by 4Health to him of the 4Health Common Stock has not been registered under the Securities Act or any other domestic or foreign securities laws (the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any such other applicable domestic and foreign securities laws are hereinafter collectively referred to herein as the "Securities Laws") and, except as set forth in 6.02 hereof, will not be registered under any such Securities Laws, in reliance upon exemptions from the registration requirements thereof. He is acquiring the 4Health Common Stock solely for his own account for investment and not with a view to, or for offer or resale in connection with, a distribution thereof in violation of any Securities Laws. He understands that the effect of such representations and warranties is that such Stock must be held indefinitely unless the sale or transfer thereof is subsequently registered under applicable Securities Laws or an exemption from such registration is available at the time of the proposed sale or transfer thereof. Except as provided in Section 6.02 hereof, 4Health is under no obligation to file a registration statement under the Securities Act covering the sale or transfer of the 4Health Common Stock or otherwise to register such Stock for sale under applicable Securities Laws. Irwin represents and warrants that he has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of approving the Merger and investing in the 4Health Common Stock; he is an "accredited investor" as defined in Rule 501 of Regulation D; and that the statements contained in this Section 3.23 are true, correct and complete in all material respects and do not omit any material fact necessary to make such statements not misleading. Irwin shall make no sale or other disposition of his 4Health Common Stock unless (a) 4Health shall have received an opinion of counsel satisfactory in form and substance to it that the sale or other disposition may be made without registration under the then applicable provisions of the Securities Laws and the rules and regulations promulgated thereunder, or (b) such Stock is included in a currently effective registration statement under the Securities Act. Neither Irwin, his wife nor any holder of a Converted Share has been convicted of any felony or misdemeanor in connection with the purchase and sale of any security or involving the making of any false filing with the Securities and Exchange Commission ("Commission"). Neither Irwin, his wife nor any holder of a Converted Share nor IN or any subsidiary of IN, nor any officer, director and/or shareholder of IN or any subsidiary of IN, is subject to any order, judgment or decree of any court of competent jurisdiction, temporarily or preliminarily restraining or enjoining, or subject to any order, judgment or decree of any court of competent jurisdiction, permanently restraining or enjoining, such person from engaging in or continuing any conduct or practice in connection with the purchase and sale of any security or involving the making of any false filing with the Commission. Irwin agrees to secure and furnish to 4Health prior to the Effective Time investment representation letters from his wife and any other holder of Converted Shares, if any, addressed to 4Health containing the same representations and warranties made by Irwin in this Section 3.23.

     SECTION 3.23 INTELLECTUAL PROPERTY. Schedule 3.23 lists all the registered patents, trademarks, service marks, copyrights, trade names and applications for any of the foregoing owned by IN or any to its knowledge, its subsidiaries as of the date of this Agreement (the "Registered Intellectual Property"). To its knowledge, IN has good and marketable title to the

Registered Intellectual Property and has good and marketable title to, or valid licenses or rights to use, all patents, copyrights, trademarks, trade names, brand names, proprietary and other technical information, technology and software (collectively, "Intellectual Property") which are used in the operation of its business as presently conducted, free from any liens and free from any requirement of any past, present or future royalty payments, license fees, charges or other payments or conditions or restrictions, whatsoever, except as set forth on Schedule 3.23. Immediately after the Effective Time, the Surviving Corporation will own or will have the right to use all Intellectual Property free from liens and on the same terms and conditions as in effect prior to the Effective Time. Except as set forth in Schedule 3.23, there are no claims or proceedings pending or, to IN's or to Irwin's knowledge, threatened, against IN asserting that IN or any of its subsidiaries is infringing or engaging in the unauthorized use of any Intellectual Property of any other person or entity.
Schedule 3.23 sets forth all agreements and arrangements (i) pursuant to which IN or any of its subsidiaries has licensed Intellectual Property to, or the use of Intellectual Property in other areas permitted (through non-assertion, settlement or similar agreements or otherwise) by, any other person and (ii) pursuant to which IN or any of its subsidiaries has had Intellectual Property licensed to it, or has otherwise been permitted to use Intellectual Property (through non-assertion, settlement or similar agreements or otherwise). All of the agreements or arrangements to the extent set forth on Schedule 3.23 (w) are in full force and effect in accordance with their terms and neither IN nor Irwin is aware that any default exists thereunder by IN or any of its subsidiaries or by any other party thereto; (x) are free and clear of liens; and (y) do not contain any change of control or other terms or conditions that will become applicable or inapplicable as a result of the consummation of the Merger and the transactions contemplated by this Agreement. IN has delivered to 4Health true and complete copies of all agreements and arrangements set forth on Schedule
3.23. There are no royalties, license fees, charges or other amounts payable by, or on behalf of IN or any of its subsidiaries in respect of any Intellectual Property other than as set forth on Schedule 3.23.


                                      ARTICLE IV

                      REPRESENTATIONS AND WARRANTIES OF 4HEALTH

     4Health hereby represents and warrants to IN and Irwin that:

     SECTION 4.01 ORGANIZATION AND QUALIFICATIONS; SUBSIDIARIES. 4Health is a corporation duly organized, validly existing and in good standing under the laws of the State of Utah and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted and is duly qualified and in good standing to do business in each jurisdiction in which the nature of the business conducted by it or the ownership or leasing of its properties makes such qualification necessary, other than where the failure to be so duly qualified and in good standing would not have a 4Health Material Adverse Effect. The term "4Health Material Adverse Effect" as used in this Agreement shall mean any change or effect that, individually or when taken together with all such other changes or effects, would be reasonably likely to be materially adverse to the assets, liabilities, financial condition, results of operations or current or future business of 4Health and its subsidiaries, taken as a whole. Except as set forth in Schedule 4.01 to the disclosure schedule to be delivered to IN by 4Health and which is attached hereto and is made a part hereof (the "4Health Disclosure Schedule") as provided in Section 7.03(g), 4Health does not own an equity interest in any other corporation, partnership or joint venture arrangement or other business entity that is material to the assets, liabilities, financial condition, results of operations or current or future business of 4Health and its subsidiaries, taken as a whole.

     SECTION 4.02 ARTICLES OF INCORPORATION AND BYLAWS. 4Health has heretofore furnished to IN a complete and correct copy of the articles of incorporation and bylaws or the equivalent organizational documents as presently in effect of 4Health. 4Health is not in violation of any of the provisions of its articles or any material provision of its bylaws.

     SECTION 4.03   CAPITALIZATION.

          (a) Except as set forth in Schedule 4.03(a) or as contemplated by this Agreement, the authorized capital stock of 4Health consists of 30,000,000 shares of 4Health Common Stock as of the date hereof, of which 11,911,658 shares are issued and outstanding, 50,000 shares are held in treasury by 4Health and up to 2,139,323 shares are reserved for future issuance pursuant to stock options and warrants; and (ii) 5,000,000 shares of series preferred stock, par value $1.00 per share, none of which are issued and outstanding. Except as described in this Section 4.03 or Schedule 4.03(a) of the 4Health Disclosure Schedule, no shares of capital stock of 4Health are reserved for any purpose. Each of the outstanding shares of capital stock of, or other equity interests in 4Health is duly authorized, validly issued, and, in the case of shares of capital stock, fully paid and nonassessable, and has not been issued in violation of (nor are any of the authorized shares of capital stock of, or other equity interests in, such entities subject to) any preemptive or similar rights created by statue, the charter or bylaws (or the equivalent organizational documents) of 4Health, or any agreement to which 4Health is a party or bound, and such outstanding shares or other equity interests owned by 4Health are owned free and clear of all security interests, liens, claims, pledges, agreements, limitations on 4Health's voting rights, charges or other encumbrances of any nature whatsoever.

          (b) Except as set forth in Schedule 4.03(b)(i) to the 4Health Disclosure Schedule, there are no options, warrants or other rights (including registration rights), agreements, arrangements or commitments of any character to which 4Health is a party relating to the issued or unissued capital stock of 4Health or obligating 4Health to grant, issue or sell any shares of the capital stock of 4Health, by sale, leases, license or otherwise. Except as set forth in
Schedule 4.03(b)(ii) to the 4Health Disclosure Schedule, there are no obligations, contingent or otherwise, of 4Health to (i) repurchase, redeem or otherwise acquire any shares of 4Health Common Stock or other capital stock of 4Health; or (ii) provide material funds to, or make any material investment in (in the form of a loan, capital contribution or otherwise), or provide any guarantee with respect to the obligations of any other person. Except as described in Schedule 4.03(b)(iii) to the 4Health Disclosure Schedule, 4Health (x) does not directly or indirectly own, (y) has not agreed to purchase or otherwise acquire or (z) does not holds any interest convertible into or exchangeable or exercisable for, 5% or more of the capital stock of any corporation, partnership, joint venture or other business association or entity. Except as set forth in Schedule 4.03(b)(iv) to the 4Health Disclosure Schedule, there are no agreements, arrangements or commitments of any character (contingent or otherwise) pursuant to which any person is or may be entitled to receive any payment based on the revenues or earnings or calculated in accordance therewith, of 4Health. Except as set forth in Schedule 4.03(b)(v), there are no voting trusts, proxies or other agreements or understanding to which 4Health is a party or by which 4Health is bound with respect to the voting of any shares of capital stock of 4Health.

          (c)  4Health has made available to IN complete and correct copies of
(i) its Long Term Stock Incentive Plan (The "4Health Option Plan") and the forms of options issued pursuant to the 4Health Option Plan, including all amendments thereto and (ii) all options and warrants that are not in the form specified under clause (i) above. Schedule 4.03(c) to the 4Health Disclosure Schedule sets forth a complete and correct list of all outstanding warrants and options, restricted stock or any other stock awards and shares of stock reserved for issuance under such stock options, the form thereof provided under clause (i) above. Schedule 4.03(c) to the 4Health Disclosure Schedule sets forth a complete and correct list of all outstanding warrants and options, restricted stock or any other stock awards (the "4Health Stock Awards") granted under the 4Health Option Plan or otherwise, setting forth as of the date hereof (i) the number of type of 4Health Stock Awards, (ii) the exercise price of each outstanding stock option or warrants, and (iii) the number of stock options and warrants presently exercisable.

     SECTION 4.04 AUTHORITY. 4Health has all requisite corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by 4Health and the consummation by 4Health of the transactions contemplated hereby have been duly authorized by all necessary corporate action and, except for securing the approval of 4Health's stockholders, no other corporate proceedings on the part of 4Health are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by 4Health and, assuming the due authorization, execution and delivery thereof by IN and Irwin, constitutes the legal, valid and binding obligation of 4Health enforceable against 4Health in accordance with its terms, except that (i) such enforcement may be subject to applicable bankruptcy, insolvency or other similar laws, now or hereafter in effect. affecting creditors' rights generally, and
(ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

     SECTION 4.05   NO CONFLICT: REQUIRED FILINGS AND CONSENTS.

          (a) Except as set forth in Schedule 4.05 to the 4Health Disclosure Schedule, the execution and delivery of this Agreement by 4Health does not, and the consummation of the transaction contemplated hereby will not (i) conflict with or violate the articles of incorporation or bylaws, or the equivalent organizational documents, in each case as amended or restated, of 4Health, (ii) conflict with or violate any Laws applicable to 4Health or by which any of its properties is bound or subject, or (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the properties or assets of 4Health pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which 4Health is a party or by or to which 4Health or or any of its properties is bound or subject, except for any such conflicts or violations described in clause (ii) or breaches, defaults, events, rights of termination, amendment, acceleration or cancellation, payments obligations or liens or encumbrances described in clause (iii) that would not have a 4Health Material Adverse Effect.

          (b) The execution and delivery of this Agreement by 4Health does not, and consummation of the Merger will not, require 4Health to obtain any consent, license, permit, approval, waiver, authorization or order of, or to make any filing with or notification to, any Governmental Entity, except for filing appropriate merger documents as required by California and Utah Laws; (ii) for filing Proxy Materials (as defined herein) and Form D with the Commission; (iii) if required by the National Association of Securities Dealers, Inc. ("NASD"), a listing application listing the shares of 4Health's Common Stock on the NASDAQ National Stock Market ("NSM"); and (iv) where the failure to obtain such consents, licenses, permits, approvals, waivers, authorizations or orders, or to make such filings or notifications, would not, either individually or in the aggregate, materially interfere with 4Health's performance of its obligations under this Agreement and would not have a 4Health Material Adverse Effect.

     SECTION 4.06. PERMITS; COMPLIANCE. 4Health and, to 4Health's knowledge, each third party operator of any of 4Health's properties, is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exemptions, consents. certificates, approvals and orders necessary to won, lease and operate its properties and to carry on its business as it is now being conducted (collectively, the "4Health Permits"), and there is no action, proceeding or investigation pending or, to the knowledge of 4Health, threatened regarding suspension or cancellation of any of the 4Health Permits, except where the failure to possess, or the suspension or cancellation of, such 4Health Permits would not have a 4Health Material Adverse Effect. Except as set forth in Schedule 4.06 to the 4Health Disclosure Schedule, 4Health has not received from any Governmental Entity any written notification with respect to possible conflicts, defaults or violations of Laws, except for written notices relating to possible conflicts, defaults or violations that would not have a 4Health Material Adverse Effect.

     SECTION 4.07.  FINANCIAL STATEMENTS.

          (a) Since March 31, 1991, 4Health and its subsidiaries have filed all forms, reports, statements and other documents required to be filed with (A) the Commission including, without limitation, (1) all Registration Statements filed under the Securities Act, (2) all Annual Reports on Form 10-K, (3) all Quarterly Reports on Form 10-Q, (4) all proxy statements relating to meetings of stockholders (whether annual or special), (5) all Current Reports on Form 8-K and (6) all other reports, schedules, registration statements or other documents (collectively referred to as the "4Health Commission Reports") and (B) any applicable state securities authorities and all forms, reports, statements and other documents required to be filed with any other applicable federal or state regulatory authorities, except where the failure to file any such forms, reports, statements or other documents would not have a 4Health Material Adverse Effect (all such forms, reports, statements and other documents in clauses (i) and (ii) of this Section 3.07(a) being referred to herein, collectively, as the "4Health Reports"). The 4Health Reports, including all 4Health Reports filed after the date of this Agreement and prior to the Effective Time, (x) were or will be prepared in accordance with the requirements of applicable Law (including, with respect to 4Health Commission Reports, the Securities Act and the Exchange Act, as the case may be, and the rules and regulations of the Commission thereunder applicable to such 4Health Commission Reports) and (y) did not at the time they were filed, or will not at the time they are filed, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.

          (b) Each of the consolidated financial statements (including, in each case, any related notes thereto) contained in 4Health Commission Reports filed prior to the Effective Time, have been or will be prepared in accordance with the published rules and regulations of the Commission and generally accepted accounting principles applied on a consistent basis throughout the periods involved (except (a) to the extent required by changes in generally accepted accounting principles; (b) with respect to 4Health Commission Reports filed prior to the date of this Agreement, as may be indicated in the notes thereto; and (c) with respect to interim financial statements as may be permitted by
Article 10 of Regulation S-X) and fairly present or will fairly present the consolidated financial position of 4Health and its subsidiaries as of the respective dates thereof and the consolidated results of operations and cash flows for the periods indicated (including reasonable estimates of normal and recurring year-end adjustments), except that (x) any unaudited interim financial statements were or will be subject to normal and recurring year-end adjustments and (y) any pro forma financial statements contained in such consolidated financial statements are not necessarily indicative of the consolidated financial position of 4Health and its subsidiaries as of the respective dates thereof and the consolidated results of operations and cash flows for the periods indicated.

     SECTION 4.08. ABSENCE OF CERTAIN CHANGES OR EVENTS. Except as disclosed in the 4Health Commission Reports, or in the 4Health Disclosure Schedule or as contemplated by this Agreement or as set forth in Schedule 4.08 to the 4Health Disclosure Schedule, since September 30, 1997, 4Health has conducted its business in the ordinary course of business consistent with past practice.
Since September 30, 1997, there has not been (i) any event, change, or effect (including the occurrence of any liabilities of any nature, whether or not accrued, contingent or otherwise) having or, which would be reasonably likely to have, individually or in the aggregate, a 4Health Material Adverse Effect; (ii) any declaration, setting aside or payment of any dividend or other distribution (whether in cash, stock or property) with respect to the equity interests of 4Health or any redemption, purchase or other acquisition by 4Health or any of 4Health's subsidiaries of any of 4Health's securities or any of the securities of any subsidiary of 4Health;
(iii) any revaluation by 4Health of its assets, including the writing down of the value of inventory or the writing down or off of notes or accounts receivable, other than in the ordinary course of business and consistent with past practices; (iv) any change by 4Health in accounting principles or methods, except insofar as may be required by a change in generally accepted accounting principles;(v) a fundamental change in the nature of 4Health's business; or (vi) a 4Health Material Adverse Effect.

     SECTION 4.09. ABSENCE OF LITIGATION. Except as set forth in Schedule 4.09 to the 4Health Disclosure Schedule, there is no claim, suit, litigation, proceeding, arbitration or, to the knowledge of 4Health, investigation of any kind, at law or in equity (including actions or proceedings seeking injunctive relief) pending or, to the knowledge of 4Health, threatened, against 4Health or any of its properties or rights (except for claims, actions, suits, litigation, proceedings, arbitrations or investigations which would not have a 4Health Material Adverse Effect), and 4Health is not subject to any continuing order of, consent decree, settlement agreement or other similar written agreement with, or, to the knowledge of 4Health, continuing investigation by, any Governmental Entity, or any judgment, order, writ, injunction, decree or award of any Government Entity or arbitrator, including, without limitation, cease-and-desist or other orders, except for matters that would not have a 4Health Material Adverse Effect.

     SECTION 4.10.  EMPLOYEE BENEFIT PLANS; LABOR MATTERS.

          (a) Schedule 4.10(a) to the 4Health Disclosure Schedule sets forth each employee benefit plan (as such term is defined in ERISA Section 3(3)) maintained or contributed to during the past five years by 4Health or any member of its ERISA Group or with respect to which 4Health or any member of its ERISA Group could incur liability under Sections 4063, 4069, 4212(c) or 4204 of ERISA, and any other retirement, pension, stock option, stock appreciation rights, profit sharing, incentive compensation, deferred compensation, savings, thrift, vacation pay, severance pay, insurance, health, welfare or other employee compensation or benefit plan, agreement, practice, or arrangement, whether written or unwritten, whether or not legally binding (collectively, the "4Health Benefit Plans"). For purposes of this Agreement, "ERISA Group" means a controlled or affiliated group within the meaning of Code Section 414(b), (c),
(m), or (o) of which 4Health is a member. 4Health has made available to IN correct and complete copies of all 4Health Benefit Plans (including a detailed written description of any 4Health Benefit Plan that is unwritten, including a description of eligibility criteria, participation, vesting, benefits, funding arrangements and assets and any other provisions relating to 4Health) and, with respect to each 4Health Benefit Plan, a copy of each of the following, to the
extent each is applicable to each 4Health Benefit Plan:   the most recent
favorable determination letter, materials submitted to the Internal Revenue Service in support of a pending determination letter request, the most recent letter issued by the Internal Revenue Service recognizing tax exemption, each insurance contract, trust agreement, or other funding vehicle, the three most recently filed Forms 5500 plus all schedules and attachments, the three most recent actuarial valuations, and each summary plan description or other general explanation or communication distributed or otherwise provided to employees with respect to each 4Health Benefit Plan that describes the terms of the 4Health Benefit Plan.

          (b) With respect to the 4Health Benefit Plans, no event has occurred and, to the knowledge of 4Health, there exists no condition or set of circumstances, in connection with which 4Health or any member of its ERISA Group could be subject to any liability under the terms of such 4Health Benefit Plans, ERISA, the Code or any other applicable Law which would have an 4Health Material Adverse Effect. Except as otherwise set forth on Schedule 4.10(b) to the 4Health Disclosure Schedule:

               (i) As to any 4Health Benefit Plan intended to be qualified under Section 401 of the Code, such 4Health Benefit Plan satisfies the requirements of such Section and there has been no termination or partial termination of such 4Health Benefit Plan within the meaning of Section 411(d)(3) of the Code and 4Health has administered all such Plans in accordance with all applicable Laws;

               (ii) There are no actions, suits or claims pending (other than routine claims for benefits) or, to the knowledge of 4Health, threatened against, or with respect to, any of the 4Health Benefit Plans or their assets, any plan sponsor, or any fiduciary (as such term is defined in Section 3(21) of ERISA), and 4Health has no knowledge of any facts that could give rise to any actions, suits or claims;

               (iii) All contributions required to be made to the 4Health Benefit Plans pursuant to their terms and provisions have been made timely;

               (iv) As to any 4Health Benefit Plan subject to Title IV of ERISA, there has been no event or condition which presents the material risk of plan termination, no accumulated funding deficiency, whether or not waived, within the meaning of Section 302 of ERISA or Section 412 of the Code has been incurred, no reportable event within the meaning of Section 4043 of ERISA has occurred, no notice of intent to terminate the 4Health Benefit Plan has been given under Section 4041 of ERISA, no proceeding has been instituted under
Section 4042 of ERISA to terminate the 4Health Benefit Plan, and no liability to the Pension Benefit Guaranty Corporation or to the Plan has been incurred;

               (v) Neither 4Health nor any party in interest (as such term is defined in ERISA Section 3(14)) nor any disqualified person has engaged in any prohibited transaction within the meaning of ERISA Section 406 or Code Section 4975 that would subject 4Health to any liability; and

               (vi) The consummation of the transactions contemplated by this Agreement will not give rise to any acceleration of vesting of payments or options, the acceleration of the time of making any payments, or the making of any payments, which in the aggregate would result in an "excess parachute payment" within the meaning of Section 280G of the Code and the imposition of the excise under Section 4999 of the Code.

          (c) Except as set forth in Schedule 4.10(c) to the 4Health Disclosure Schedule, neither 4Health nor any member of its ERISA Group, including, without limitation, any of its subsidiaries, is or has ever been a party to any collective bargaining or other labor union contracts. No collective bargaining agreement is being negotiated by 4Health or any of its subsidiaries. There is no pending or threatened labor dispute, strike or work stoppage against 4Health or any of its subsidiaries which may interfere with the respective business activities of 4Health or any of its subsidiaries. None of 4Health, any of its subsidiaries or any of their respective representatives or employees has committed any unfair labor practices in connection with the operation of the respective businesses of 4Health or its subsidiaries, and there is no pending or threatened charge or complaint against 4Health or any of its subsidiaries by the National Labor Relations Board or any comparable state agency. 4Health and its subsidiaries are in compliance with all applicable wage and hours Laws, age, race, religious and gender anti-discrimination Laws, employee health and safety Laws and all immigration Laws as regards their respective employees and, there is no pending or, to 4Health's knowledge, threatened claim, investigations or proceeding involving any alleged violation of any such Law.

          (d) Except as disclosed in Schedule 4.10(d) to the 4Health Disclosure Schedule and as contemplated by this Agreement, neither 4Health nor any of its subsidiaries is a party to or is bound by any severance agreements, programs or policies. Schedule 4.10(d) to the 4Health Disclosure Schedule sets forth, and 4Health has made available to IN true and correct copies of, all employment agreements with officers or 4Health or its subsidiaries; all agreements with consultants of 4Health or its subsidiaries obligating 4Health or any subsidiary to make annual cash payments in an amount exceeding $25,000; all non-competition agreements with 4Health or a subsidiary executed by officers of 4Health; and all plans, programs, agreements and other arrangements of 4Health or its subsidiaries with or relating to its directors.

          (e) Except as provided in Schedule 4.10(e) to the 4Health Disclosure Schedule, (x) no 4Health Benefit Plan provides retiree medical or retiree life insurance benefits to any person and (y) neither 4Health nor any of its subsidiaries is contractually or otherwise obligated (whether or not in writing) to provide any person with life insurance or medical benefits upon retirement or termination of employment, other than as required by the provisions of Sections 601 through 608 of ERISA and Section 4980B of the Code and each such 4Health Benefit Plan or arrangement may be amended or terminated by 4Health or its subsidiaries at any time without liability.

          (f) Except as set forth in Schedule 4.10(f) to the 4Health Disclosure Schedule, neither 4Health nor any member of its ERISA Group including, without limitation, any of its subsidiaries, contributes to or has an obligation to contribute to, and has not within six years prior to the date of this Agreement contributed to or had an obligation to contribute to or has any secondary liability under ERISA Section 4204 to, a multiemployer plan within the meaning of Section 3(37) of ERISA.

          (g)  Except as contemplated by this Agreement or as set forth in
Schedule 4.10(g), 4Health has not amended, or taken any actions with respect to, any of the 4Health Benefit Plans or any of the plans, programs, agreements, policies or other arrangements described in Section 4.10(d) of this Agreement since September 30, 1997.

          (h) With respect to each 4Health Benefit Plan that is a "group health plan" within the meaning of Section 5000(b) of the Code, each such 4Health Benefit Plan complies and has complied with the requirements of Part 6 of Title I of ERISA and Sections 4980B and 5000 of the Code, except where the failure to so comply would not have a 4Health Material Adverse Effect.

     SECTION 4.11.  TAXES.   Except as set forth in Schedule 4.11 of the 4Health
Disclosure Schedule and except as such failure of any representation or warranty made in this Section 4.11 to be true and correct which would not have a 4Health Material Adverse Effect:

          (a) Except to the extent that the applicable statute of limitations has expired, all Returns required to be filed by or on behalf of 4Health have been duly filed on a timely basis with the appropriate Governmental Entities and such Returns are true, correct and complete. Except to the extent that the applicable statute of limitations with respect thereto has expired, all Taxes have been duly paid in full or a provision has been made in accordance with generally accepted accounting principles for the payment of all Taxes for all periods covered by such Returns or with respect to any period prior to the Effective Time. 4Health has disclosed on its income tax returns all positions taken therein which could give rise to a substantial understatement penalty within the meaning of Code Section 6662. No waiver or extension of any statute of limitations is in effect with respect to Taxes or Returns of 4Health.

          (b) 4Health has complied in all respects with all applicable laws, rules and regulations relating to the payment and withholding of Taxes (including any estimated Taxes and the withholding of Taxes pursuant to Sections 1441 and 1442 of the Code or similar provisions under any foreign laws) and have, within the time and the manner prescribed by law, withheld from employee wages and paid over all amounts withheld under applicable laws.

          (c) There is no audit of any of the Returns of 4Health by a Governmental Entity in process or threatened and there is no material dispute or claim concerning any liabilities for Taxes of 4Health either raised or reasonably expected to be raised by any taxing authority. There are no liens on any assets of 4Health with respect to Taxes, other than liens set forth in
Schedule 4.11 of the 4Health Disclosure Schedule for Taxes that are being contested in good faith through appropriate proceedings and for which appropriate reserves have been established.

          (d) 4Health has made available to IN complete copies of (i) all federal income tax returns of 4Health for all periods open under the statute of limitations for assessments and (ii) examination reports, and statements of deficiencies assessed against 4Health.

          (e) No consent under Section 341(f) of the Code has been filed with respect to 4Health.

          (f) 4Health has not entered into any compensatory agreements with respect to the performance of services under which payment would result in a nondeductible expense pursuant to Section 280G of the Code.

          (g) 4Health has not agreed, nor is it required to make, prior to the Effective Time, any adjustment under Code Section 481(a) by reason of a change in accounting method or otherwise.

          (h) 4Health has not issued or assumed any corporate acquisition indebtedness that is subject to Sections 279(a) and (b) of the Code.

          (i) The amount of liability for unpaid Taxes of 4Health for all periods ending on or before the Effective Time will not, in the aggregate, materially exceed the amount of the liability accruals for Taxes reflected on the balance sheet of 4Health filed in Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 1997 (the "4Health Balance Sheet").

          (j) The tax returns provided by 4Health to IN contain accurate and complete information with respect to the net operating losses, net operating loss carryforwards and other tax attributes of 4Health, and the extent to which they are subject to any limitation under Code Sections 381, 382, 383 or 384, or any other provision of the Code or the federal consolidated return regulations (or any predecessor provision of any Code section or the regulations) and, apart from any such limitations and apart from any limitation that would be imposed as a result of the Merger, there is nothing that would prevent 4Health from utilizing these net operating losses, net operating loss carryforwards or other tax attributes as so limited if sufficient income were realized.

          (k) 4Health is not required to treat any of its assets as owned by another person for federal income tax purposes or as tax-exempt bond property or as tax-exempt use property within the meaning of Section 168 of the Code.

     SECTION 4.12. TAX MATTERS. Neither 4Health, nor, to the knowledge of 4Health, any of 4Health's affiliates has taken or agreed to take any action that would prevent the Merger from constituting a tax-free reorganization qualifying under the provisions of Section 368(a) of the Code.

     SECTION 4.13 NSM LISTING. The 4Health Common Stock is traded in the NSM, and, 4Health has not received any current notice from the NSM or the NASD that it intends to delist the 4Health Common Stock from the NSM.

     SECTION 4.14 CERTAIN BUSINESS PRACTICES. To the best of 4Health's knowledge, none of 4Health, or any directors, offices, agents or employees of 4Health has used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns or violated any provision of the Foreign Corrupt Practices Act of 1977, as amended, or made any other unlawful payment.

     SECTION 4.15   ENVIRONMENTAL MATTERS  (a)  Except as disclosed in
Schedule 4.15 to the 4Health Disclosure Schedule and except for matters that would not have or are reasonably not likely to have a 4Health Material Adverse Effect, to the best knowledge of 4Health:

               (i) the properties, operations and activities of 4Health are in compliance with all applicable Environmental Laws and there are no circumstances which could reasonably be expected to prevent or interfere with their continued compliance with applicable Environmental Laws;

               (ii) 4Health and the properties and operations of 4Health are not subject to any existing, pending, or, to 4Health's knowledge, threatened civil, criminal or administrative action, suit, claim, notice of violation, investigation, notice of potential lability, request for information, inquiry, demand or proceeding under applicable Environmental Laws;

               (iii) 4Health has not agreed, whether by contract or by consent agreement with governmental authorities or private persons, to undertaken investigation, clean up, or remedial activities;

               (iv) All notices, permits, licenses, or similar authorizations required to be obtained or filed by 4Health under any Environmental Law in connection with any aspect of the business of 4Health, including without limitation those relating to the treatment, storage, disposal or discharge of Hazardous Materials, have been duly obtained or filed and will remain valid and in effect after the Merger, and 4Health is in compliance with the terms and conditions of all such notices, permits, licenses and similar authorizations;

               (v) 4Health has not received any notice of noncompliance with respect to any financial responsibility requirements applicable to its operations and imposed by any Governmental Entity under any Environmental Laws.

               (vi) There are no physical or environmental conditions existing on any property of 4Health or resulting from 4Health's operations or activities, past or present, at any location, including without limitation, releases and disposal of Hazardous Materials, that would give rise to any on-site or off-site investigation, reporting, or remedial obligations or other Environmental Liability;

               (vii) To the extent required by applicable Environmental Laws, all Hazardous Materials generated by 4Health have been transported only by persons authorized under applicable Environmental Laws to transport such materials, and disposed of only at treatment, storage and disposal facilities authorized under applicable Environmental Laws to treat, store or dispose of such Hazardous Materials;

               (viii) There has been no exposure of any person or property to Hazardous Materials or any lease of Hazardous Materials into the environment by 4Health or in connection with their present or prior properties or operations that could reasonably be expected to give rise to any Environmental Liability;

               (ix) No release or clean up of Hazardous Materials has occurred at 4Health's properties which could reasonably be expected to in the assertion or creation of any lien on the properties by any governmental body or agency with respect thereto, nor has any such lien been asserted or made by any governmental body or agency with respect thereto; and

               (x) The operations of each third party operator of any of 4Health's properties are in compliance with the terms of this Section 4.15.

          (b) 4Health has made available to IN all material internal and external environmental audits, studies, documents and correspondence on environmental matters in the possession of 4Health relating to any of the present or prior properties or operations of 4Health.

     SECTION 4.16. BROKERS. Except as set forth in Schedule 4.16 of the 4Health Disclosure Schedule and the Notes payable to the order of Messrs. Charles Paz, Roy Dahlen and Ken Bodger, no broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of 4Health. Prior to the date of this Agreement, 4Health has made available to IN a complete and correct copy of all agreements referenced in Schedule 4.16 pursuant to which any such firm will be entitled to any payment related to the transactions contemplated by this Agreement.

     SECTION 4.17. INSURANCE. Schedule 4.17 to the 4Health Disclosure Schedule will set forth a true and complete listing of all material policies currently in force, and all other policies under which a claim could be made as of the date hereof (i.e., all incurrence-based policies), for fire, products and environmental or pollution control liability, general liability, vehicle, workers' compensation, directors and officers' liability, title and other insurance owned or held by or covering 4Health or any of its property, assets, or activities, past or present. As of the date hereof, all of such policies are in full force and effect, and 4Health has not received any outstanding notice of cancellation or termination with respect to any policy of fire, products or environmental or pollution control liability, general liability, vehicle, workers' compensation, directors' and officers' liability, title and other insurance owned or held by or covering 4Health or any of its property, assets, or activities, past or present. To the knowledge of 4Health, neither the Merger nor any of the transactions contemplated hereby shall cause the termination or may form the basis for terminating any such insurance policies or insurance coverages presently maintained by 4Health.

     SECTION 4.18. PROPERTIES. Except for liens arising in the ordinary course of business after the date hereof and properties and assets disposed of in the ordinary course of business after the date of the 4Health Balance Sheet, 4Health has good and marketable title free and clear of all liens, the existence of which would have a 4Health Material Adverse Effect, to all their material properties and assets, whether tangible or intangible, real, personal or mixed, reflected in the 4Health Balance Sheet as being owned by 4Health as of the date thereof or purported to be owned on the date hereof. All buildings, and all fixtures, equipment and other property and assets which are material to its business on a consolidated basis, held under leases by 4Health are held under valid instruments enforceable by 4Health in accordance with their respective terms. Substantially all of 4Health's equipment in regular use has been well maintained and is in good and serviceable condition, reasonable wear an tear excepted.

     SECTION 4.19 CERTAIN CONTRACTS AND RESTRICTIONS. Other than agreements, contracts or commitments listed elsewhere in the 4Health Disclosure Schedule,
Schedule 4.19 to the 4Health Disclosure Schedule lists, as of the date hereof, each agreement, contract or commitment (including any amendments thereto) to which 4Health is a party or by which 4Health is bound involving consideration during the next twelve months in excess of $10,000 or which is otherwise material to the assets, liabilities, financial condition, results of operations or current or future business of 4Health, taken as a whole. As of the date of this Agreement and except as indicated on the 4Health Disclosure Schedule, 4Health has fully complied with all material terms and conditions of all agreements, contracts and commitments that will be listed in the 4Health Disclosure Schedule and all such agreements, contracts and commitments are in full force and effect, 4Health has no knowledge of any defaults thereunder or any cancellations or modifications thereof, and such agreements, contracts and commitments are not subject to any memorandum or other written document or understanding permitting cancellation.

     SECTION 4.20. EASEMENTS. The business of 4Health has been operated in a manner that does not violate the material terms of any easements, rights of way, permits, servitude, licenses and similar rights relating to real property used by 4Health in its business (collectively, "4Health Easements") except for violations that have not resulted and will not result in a 4Health Material Adverse Effect. All material 4Health Easements are valid and enforceable and grant the rights purported to be granted thereby and all rights necessary thereunder for the current operation of such business.

     SECTION 4.21 FUTURES TRADING AND FIXED PRICE EXPOSURE. 4Health is not presently engaged in any futures or options trading nor is it a party to any price, interest rate or currency swaps, hedges, futures or other derivative instruments.

     SECTION 4.22 INFORMATION SUPPLIED. Without limiting any of the representations and warranties contained herein, no representation or warranty of 4Health and no statement by 4Health or other information contained in or documents referred to in the 4Health Disclosure Schedule, as of the date of such representation, warranty, statement or document, contains or contained any untrue statement of material fact, or, at the date thereof, omits or omitted to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which such statements are or were made, not misleading.

     SECTION 4.23 INTELLECTUAL PROPERTY. Schedule 4.23 lists all the registered patents, trademarks, service marks, copyrights, trade names and applications for any of the foregoing owned by 4Health as of the date of this Agreement (the "4Health Registered Intellectual Property"). To its knowledge, 4Health has good and marketable title to the 4Health Registered Intellectual Property and has good and marketable title to, or valid licenses or rights to use, all patents, copyrights, trademarks, trade names, brand names, proprietary and other technical information, technology and software (collectively, "4Health Intellectual Property") which are used in the operation of its business as presently conducted, free from any liens and free from any requirement of any past, present or future royalty payments, license fees, charges or other payments or conditions or restrictions, whatsoever, except as set forth on
Schedule 4.23. Except as set forth in Schedule 4.23, there are no claims or proceedings pending or, to the 4Health's knowledge, threatened, against 4Health asserting that 4Health is infringing or engaging in the unauthorized use of any 4Health Intellectual Property of any other person or entity. 4Health has delivered to 4Health true and complete copies of all agreements and arrangements set forth on Schedule 4.23. There are no royalties, license fees, charges or other amounts payable by, or on behalf of IN in respect of any 4Health Intellectual Property other than as set forth on Schedule 4.23.

     SECTION 4.24 POOLING OF INTERESTS. Neither 4Health, nor any of its officers, directors and/or shareholders has taken in the last two years or will take prior to the Effective Time any action which would interfere with the ability of 4Health to account for the Merger under the "pooling of interests" method of accounting.

     SECTION 4.25 EXEMPT TRANSACTION. Assuming the accuracy and completeness of IN's and Irwin's representations and warranties hereunder, and assuming further that IN and IN stockholders have not taken and will not take any action that would render unavailable the exemption from registration under the Securities Act provided by Rule 506 of Regulation D and Section 4(2) thereof and applicable state securities laws, the shares of 4Health Common Stock issued as a result of the Merger will be offered and sold pursuant to the registration exemption provided by Rule 506 of Regulation D and Section 4(2) of the Securities Act as a transaction not involving a public offering and the requirements of the applicable state securities laws of the State of California and respective rules and regulations thereunder.

     SECTION 4.26 NO VIOLATION OF SECURITIES LAWS. No injunction, stop order, cease and desist order or other judgment, writ, or decree denying, revoking or suspending the registration of shares of 4Health Common Stock or prohibiting or restricting the offer or sale of shares of 4Health Common Stock has been issued and except as disclosed in Schedule 4.09 to the 4Health Disclosure Schedule, to the knowledge of 4Health, there are no private or governmental suits, actions, investigations or other proceedings pending or threatened, seeking such a judgment, order, writ or decree or alleging any violation of Federal or state securities laws.

     SECTION 4.27 NO INVESTIGATION. No formal or informal investigation or examination by the Commission or by the securities adminsitrator of any state is pending, or to the knowledge of 4Health, threatened against 4Health, or any director, officer or shareholder of 4Health, or any of its subsidiaries.

     SECTION 4.28 NO CONVICTIONS. Neither 4Health nor any officer, director or shareholder of 4Health or any of its subsidiaries, has been convicted of any felony or misdemeanor in connection with the purchase and sale of any security or involving the making of any false filing with the Commission.

     SECTION 4.29 NO RESTRAINT. Neither 4Health nor any subsidiary of 4Health, nor any officer, director and/or shareholder of 4Health or any subsidiary of 4Health, is subject to any order, judgment or decree of any court of competent jurisdiction, temporarily or preliminarily restraining or enjoining, or subject to any order, judgment or decree of any court of competent jurisdiction, permanently restraining or enjoining, such person from engaging in or continuing any conduct or practice in connection with the purchase and sale of any security or involving the making of any false filing with the Commission.


                                      ARTICLE V

                                      COVENANTS

     SECTION 5.10 AFFIRMATIVE COVENANTS OF IN. IN hereby covenants and agrees that, at or prior to the Effective Time, unless otherwise expressly contemplated by this Agreement or consented to in writing by 4Health, IN will and will cause its subsidiaries to:

          (a) continue to operate its business in all material respect in the usual and ordinary course, consistent with prior practice and to use all reasonable efforts to preserve substantially intact its business organization, maintain its material rights and franchises, retain the services of its respective officers and employees and maintain its relationships with its material customers and suppliers;

          (b) maintain and keep its material properties and assets in as good repair and conditions as at present, ordinary wear and tear excepted, and maintain supplies and inventories of products in quantities consistent with its customary business practice;

          (c) use all reasonable efforts to keep in full force and effect insurance and bonds comparable in amount and scope of coverage to that currently maintained;

          (d) furnish to 4Health copies of the IN Financial Statements and IN Balance Sheet, certified by IN's independent auditors, and the IN Disclosure Schedule no later than 10 days prior to the Closing Date; and

          (e) take all such steps as are commercially reasonable in order to consummate the Merger and all other transactions contemplated hereby, including, without limitation, securing all requisite consents thereto.

     SECTION 5.02. NEGATIVE COVENANTS OF IN. Except as expressly contemplated by this Agreement or otherwise consented to in writing by 4Health, from the date of this Agreement until the Effective Time, IN will not do, and will not permit any of its subsidiaries to do, any of the foregoing:

          (a) (i) except as set forth on in Schedule 5.02(a) to the IN Disclosure Schedule, increase the compensation payable to or to become payable to any director or executive officer; (ii) grant any severance or termination pay to, or enter into or amend any employment or severance agreement with, any director, officer or employee; (iii) establish, adopt or enter into any employee benefit plan or arrangement; or (iv) except as may be required by applicable law, adopt, amend, or take any other actions with respect to, any IN Benefit Plans or any of the plans, programs, agreements, policies or other arrangements described in Section 3.10(d) of this Agreement;

          (b) except as set forth on Schedule 5.02(b) to the IN Disclosure Schedule, declare or pay any dividend on, or make any other distribution in respect of, outstanding shares of capital stock, except for dividends by a direct or indirect wholly owned subsidiary of IN to IN or another wholly owned subsidiary of IN;

          (c) except as contemplated by this Agreement, (i) redeem, purchase or otherwise acquire any shares of its or any of its subsidiaries' capital stock or any securities or obligations convertible into or exchangeable for any shares of its or its subsidiaries' capital stock (other than any such acquisitions directly from any wholly owned subsidiary of IN in exchange for capital contributions or loans to such subsidiary), or any options, warrants or conversion or other rights to acquire any shares of its or its subsidiaries' capital stock or any such securities or obligations (except in connection with the exercise of outstanding stock options in accordance with their terms); (ii) effect any reorganization or recapitalization; or (iii) split, combine or reclassify any of its or its subsidiaries' capital stock or issue or authorize or propose the issuance of any other securities in respect of, in lieu of or in substitution for, shares of its or its subsidiaries' capital stock;

          (d) except as contemplated by this Agreement, issue, deliver, award, grant or sell, or authorize or propose the issuance, delivery, award, grant or sale (including the grant of any security interests, liens, claims, pledges, limitations in voting rights, charges or other encumbrances) of, any shares of any class of its or its subsidiaries' capital stock (including shares held in treasury), any securities convertible into or exercisable or exchangeable for any such shares, or any rights, warrants or options to acquire any such shares (except as permitted pursuant to Sections 2.01(a) and 2.01(b) of this Agreement or for the issuance of shares upon the exercise of outstanding stock options or the vesting of restricted stock in accordance with the terms of outstanding IN Stock Awards); amend or otherwise modify the terms of any such rights, warrants or options the effect of which shall be to make such terms more favorable to the holders thereof; or take any action to accelerate the exercisability of stock options;

          (e) acquire or agree to acquire, by merging or consolidating with, by purchasing any equity interest in or a portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof, or otherwise acquire or agree to acquire any assets of any other person (other than the purchase of assets from suppliers or vendors in the ordinary course of business and consistent with past practice);

          (f) except as disclosed in Schedule 5.02(f) to the IN Disclosure Schedule, sell, lease, exchange, mortgage, pledge, transfer or otherwise dispose of, or agree to sell, lease, exchange, mortgage, pledge, transfer or otherwise dispose of, any of its material assets or any material assets of any of its subsidiaries, except for the sale of inventory or other dispositions in the ordinary course;

          (g) initiate, solicit or encourage (including by way of furnishing information or assistance), or take any other action to facilitate, any inquiries or the making of any proposal relating to, or that may reasonably be expected to lead to, any Competing Transaction (as defined below), or enter into discussions or negotiate with any person or entity in furtherance of such inquiries or to obtain a Competing Transaction, or agree to or endorse any Competing Transaction, or authorize or permit any of the officers, directors or employees of IN or any of its subsidiaries or any investment banker, financial advisor, attorney, accountant or other representative retained by IN or any of IN's subsidiaries to take any such action, and IN shall promptly notify 4Health of all relevant terms of any such inquiries and proposals received by IN or any of its subsidiaries or by any such officer, director, investment banker, financial advisor, attorney, accountant or other representative relating to any of such matters and if such inquiry or proposal is in writing, IN shall promptly deliver or cause to be delivered to 4Health a copy of such inquiry or proposal. For purposes of this Agreement, "Competing Transaction" shall mean any of the following (other than the transactions contemplated by this Agreement) involving a party hereto or any of its subsidiaries: (i) any merger, consolidation, share exchange, business combination or similar transaction; (ii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition of 20% or more of the assets of a party hereto and its subsidiaries, taken as a whole, (iii) any tender offer or exchange offer for 20% or more of the outstanding shares of capital stock of a party hereto or the filing of a registration statement under the Securities Act in connection therewith; (iv) any person (other than stockholders as of the date of this Agreement) having acquired beneficial ownership of, or any group (as such term is defined under Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder) having been formed which beneficially owns or has the right to acquire beneficial ownership of, 20% or more of the outstanding shares of capital stock of a party hereto; or
(v) any public announcement of a proposal, plan or intention to do any of the foregoing or any agreement to engage in any of the foregoing.

          (h) release any third party from its obligations, or grant any consent, under any existing standstill provision relating to a Competing Transaction or otherwise under any confidentiality or other agreement, or fail to enforce any such agreement in all material respects;

          (i) adopt or propose to adopt any amendments to its articles of incorporation or bylaws, which would alter the terms of its capital stock or would have an adverse impact on the consummation of the transactions contemplated by this Agreement;

          (j) (A) change any of its methods of accounting in effect at September 30, 1997, or (B) make or rescind any express or deemed election relating to Taxes, settle or compromise any claim, action, suit, litigation, audit or controversy relating to Taxes (except where the amount of such settlements or controversies, individually or in the aggregate, does not exceed $10,000), or change any of its methods of reporting income or deductions for federal income tax purposes from those employed in the preparation of the federal income tax returns for the taxable year ended December 31, 1996, except in each case, as may be required by Law or generally accepted accounting principles;

          (k) except as set forth in Schedule 5.02(k) of the IN Disclosure Schedule, incur any obligations for borrowed money or purchase money indebtedness or guarantee, whether or not evidenced by a note, bond, debenture or similar instrument, except in the ordinary course of business consistent with past practice and in no event in excess of $10,000 in the aggregate;

          (l) enter into any material arrangement, agreement or contract with any third party which provides for an exclusive arrangement with that third party or is substantially more restrictive on IN or substantially less advantageous to IN than arrangements, agreements or contracts existing on the date hereof;

          (m) adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other material reorganization of IN or any of its subsidiaries;

          (n) pay, discharge or satisfy any claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge or satisfaction of any such claims, liabilities or obligations, (x) reflected on, or reserved against in, or contemplated by, the IN Balance Sheet (including the notes thereto) of IN and its subsidiaries, (y) incurred in the ordinary course of business consistent with past practice or (z) which are legally required to be paid, discharged or satisfied;

          (o) knowingly take, or agree to commit to take, any action that would make any representation or warranty of IN contained herein inaccurate in any respect at, or as of any time prior to, the Effective Time;

          (p) other than between or among wholly-owned subsidiaries of IN which remain wholly-owned or between IN and its wholly-owned subsidiaries which remain wholly-owned or except to the extent described in Schedule 5.02(p) of the IN Disclosure Schedule, neither IN nor any of its subsidiaries will engage in any transaction with, or enter into any agreement, arrangement, or understanding with, directly or indirectly, any of IN's affiliates, including, without limitation, any transactions, agreements, arrangements or understanding with any affiliate or other person covered under Item 404 of Regulation S-K promulgated under the Securities Act, other than pursuant to such agreement, arrangements or understandings existing on the date of this Agreement (which are set forth on Section 5.02(p) of the IN Disclosure Schedule) or as disclosed in writing to 4Health on the date hereof or which are contemplated under this Agreement; provided, that IN provides 4Health with all information concerning any such agreement, arrangement or understanding that 4Health may reasonably request;

          (q) except as may be set forth in Schedule 5.02(q) to the IN Disclosure Schedule, agree to or approve any commitment, including any authorization for expenditure or agreement to acquire property, obligating IN for an amount in excess of $10,000;

          (r) engage in any futures or options trading or be a party to any price or currency swaps, hedges, futures or derivative instruments; or

          (s)  agree in writing or otherwise to do any of the foregoing.

     SECTION 5.03. AFFIRMATIVE COVENANTS AND CONSENT OF IRWIN. In lieu of a meeting of stockholders, the Merger, this Agreement and the transactions contemplated hereby shall be approved upon written consent, without a meeting, in accordance with the provisions of California Law, and the execution and delivery of this Agreement by Irwin shall constitute his written consent to the Merger, this Agreement and the consummation of the transactions contemplated hereby for all purposes required by the applicable provisions of California Law in order to approve and effectuate the Merger. Irwin hereby irrevocably waives any and all rights to assert any dissenters' rights granted under the provisions of any Law with respect to the Merger, this Agreement or the transactions contemplated hereby. IN hereby agrees to secure similar proxies and written consents from all other IN stockholders, if any, and deliver them to 4Health prior to the Effective Time in sufficient time to meet all applicable procedural requirements of California Law regarding stockholder approval of mergers or other business combinations.

     SECTION 5.04   AFFIRMATIVE AND NEGATIVE COVENANTS OF 4HEALTH.

          (a) 4Health hereby covenants and agrees that, at or prior to the Effective Time, unless otherwise expressly contemplated by this Agreement or consented to in writing by IN, 4Health will:

               (i) continue to operate its business in all material respects in the usual and ordinary course, consistent with past practice;


               (ii) use all reasonable efforts to preserve substantially intact its business organization, maintain its material rights and franchises, retain the services of its respective officers and 4Health employees and maintain its relationships with its material customers and suppliers;

               (iii) maintain and keep its material properties and assets in as good repair and condition as at present, ordinary wear and tear excepted, and maintain supplies and inventories in quantities consistent with its customary business practice;

               (iv) use all reasonable efforts to keep in full force and effect insurance and bonds comparable in amount and scope of coverage to that currently maintained;

               (v) secure the affirmative votes at a duly convened shareholders meeting, from shareholders of 4Health owning in excess of fifty percent (50%) of the issued and outstanding shares of 4Health Common Stock approving the Merger, this Agreement and the transactions contemplated hereby; and

               (vi) take all such steps as are commercially reasonable in order to consummate the Merger and all other transactions contemplated hereby, including, without limitation, securing all requisite consents thereto.

          (b) Except as expressly contemplated by this Agreement or otherwise consented to in writing by 4Health, from the date of this Agreement until the Effective Time, 4Health will not do any of the foregoing:

               (i) except as set forth on in Schedule 5.04(b)(i) to the 4Health Disclosure Schedule, increase the compensation payable to or to become payable to any director or executive officer; grant any severance or termination pay to, or enter into or amend any employment or severance agreement with, any director, officer or employee; establish, adopt or enter into any employee benefit plan or arrangement; or except as may be required by applicable law, adopt, amend, or take any other actions with respect to, any 4Health Benefit Plans or any of the plans, programs, agreements, policies or other arrangements described in Section 4.10(d) of this Agreement;

               (ii) declare or pay any dividend on, or make any other distribution in respect of, outstanding shares of capital stock;

               (iii) except as contemplated by this Agreement or as described in Schedule 4.03(b)(ii) to the 4Health Disclosure Schedule, (i) redeem, purchase or otherwise acquire any shares of its capital stock or any securities or obligations convertible into or exchangeable for any shares of its capital stock, or any options, warrants or conversion or other rights to acquire any shares of its or any such securities or obligations (except in connection with the exercise of outstanding stock options in accordance with their terms); (ii) effect any reorganization or recapitalization; or (iii) split, combine or reclassify any of its capital stock or issue or authorize or propose the issuance of any other securities in respect of, in lieu of or in substitution for, shares of its capital stock;

               (iv) except as described in Schedule 4.03(b)(i) to the 4Health Disclosure Schedule or as contemplated by this Agreement, (i) issue, deliver, award, grant or sell, or authorize or propose the issuance, delivery, award, grant or sale (including the grant of any security interests, liens, claims, pledges, limitations in voting rights, charges or other encumbrances) of, any shares of any class of its capital stock (including shares held in treasury), any securities convertible into or exercisable or exchangeable for any such shares, or any rights, warrants or options to acquire any such shares (except as permitted pursuant to Sections 2.01(a) and 2.01(b) of this Agreement or for the issuance of shares upon the exercise of outstanding stock options or the vesting of restricted stock in accordance with the terms of outstanding 4Health Stock Awards); (ii) amend or otherwise modify the terms of any such rights, warrants or options the effect of which shall be to make such terms more favorable to the holders thereof; or (iii) take any action to accelerate the exercisability of stock options;

               (v) acquire or agree to acquire, by merging or consolidating with, by purchasing any equity interest in or a portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof, or otherwise acquire or agree to acquire any assets of any other person (other than pursuant to this Agreement or for the purchase of assets from suppliers or vendors in the ordinary course of business and consistent with past practice);

               (vi) except as discussed in Schedule 5.04(b)(vi) to the 4Health Disclosure Schedule, sell, lease, exchange, mortgage, pledge, transfer or otherwise dispose of, or agree to sell, lease, exchange, mortgage, pledge, transfer or otherwise dispose of, any of its material assets, except for the sale of inventory or other dispositions in the ordinary course;

               (vii) initiate, solicit or encourage (including by way of furnishing information or assistance), or take any other action to facilitate, any inquiries or the making of any proposal relating to, or that may reasonably be expected to lead to, any Competing Transaction, or enter into discussions or negotiate with any person or entity in furtherance of such inquiries or to obtain a Competing Transaction, or agree to or endorse any Competing Transaction, or authorize or permit any of the officers, directors or employees of 4Health or any investment banker, financial advisor, attorney, accountant or other representative retained by 4Health to take any such action, and 4Health shall promptly notify IN of all relevant terms of any such inquiries and proposals received by 4Health or any of its subsidiaries or by any such officer, director, investment banker, financial advisor, attorney, accountant or other representative relating to any of such matters and if such inquiry or proposal is in writing, 4Health shall promptly deliver or cause to be delivered to IN a copy of such inquiry or proposal;

               (viii) release any third party from its obligations, or grant any consent, under any existing standstill provision relating to a Competing Transaction or otherwise under any confidentiality or other agreement, or fail to enforce any such agreement in all material respects;

               (ix) adopt or propose to adopt any amendments to its articles of incorporation or bylaws, which would alter the terms of its capital stock or would have an adverse impact on the consummation of the transactions contemplated by this Agreement;

               (x) (A) change any of its methods of accounting in effect at September 30, 1997, or (B) make or rescind any express or deemed election relating to Taxes, settle or compromise any claim, action, suit, litigation, audit or controversy relating to Taxes (except where the amount of such settlements or controversies, individually or in the aggregate, does not exceed $10,000), or change any of its methods of reporting income or deductions for federal income tax purposes from those employed in the preparation of the federal income tax returns for the taxable year ended December 31, 1996, except in each case, as may be required by Law or generally accepted accounting principles;

               (xi) except as set forth in Schedule 5.04(b)(xi) of the 4Health Disclosure Schedule, incur any obligations for borrowed money or purchase money indebtedness or guarantee, whether or not evidenced by a note, bond, debenture or similar instrument, except in the ordinary course of business consistent with past practice and in no event in excess of $10,000 in the aggregate;

               (xii) enter into any material arrangement, agreement or contract with any third party which provides for an exclusive arrangement with that third party or is substantially more restrictive on 4Health or substantially less advantageous to 4Health than arrangements, agreements or contracts existing on the date hereof;

               (xiii) adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other material reorganization of 4Health;

               (xiv) pay, discharge or satisfy any claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge or satisfaction of any such claims, liabilities or obligations, (x) reflected on, or reserved against in, or contemplated by, the 4Health Balance Sheet (including the notes thereto) (y) incurred in the ordinary course of business consistent with past practice or (z) which are legally required to be paid, discharged or satisfied;

               (xv) knowingly take, or agree to commit to take, any action that would make any representation or warranty of 4Health contained herein inaccurate in any respect at, or as of any time prior to, the Effective Time;

               (xvi) except to the extent described in Schedule 5.04(b)(xvi) of the 4Health Disclosure Schedule, 4Health will not engage in any transaction with, or enter into any agreement, arrangement, or understanding with, directly or indirectly, any of 4Health's affiliates, including, without limitation, any transactions, agreements, arrangements or understanding with any affiliate or other person covered under Item 404 of Regulation S-K promulgated under the Securities Act, other than pursuant to such agreement, arrangements or understandings existing on the date of this Agreement (which are set forth on Schedule 5.03(b)(xvi) of the 4Health Disclosure Schedule) or as disclosed in writing to IN on the date hereof or which are contemplated under this Agreement; provided, that 4Health provides IN with all information concerning any such agreement, arrangement or understanding that IN may reasonably request;

               (xvii) except as may be set forth in Schedule 5.04 (b)(xvii) to the 4Health Disclosure Schedule, agree to or approve any commitment, including any authorization fee, expenditure or agreement to acquire property, obligating 4Health for an amount in excess of $10,000;

               (xviii) engage in any futures or options trading or be a party to any price or currency swaps, hedges, futures or derivative instruments; or

               (xix)  agree in writing or otherwise to do any of the foregoing.

     SECTION 5.05.  ACCESS AND INFORMATION.

          (a) IN shall, and shall cause its subsidiaries to, afford 4Health and its officers, directors, employees, accountants, consultants, legal counsel, agents and other representatives (collectively, the "4Health Representatives") reasonable access at reasonable times, upon reasonable prior notice, to the officers, employees, agents, properties, offices and other facilities of IN and its subsidiaries and to the books and records thereof and furnish promptly to 4Health and the 4Health Representatives such information concerning the business, properties, contracts, records and personnel of IN and its subsidiaries (including, without limitation, financial, operating and other data and information) as may be reasonably requested, from time to time, by 4Health or such Representatives.

          (b) 4Health shall (i) afford to IN and its officers, directors, employees, accountants, consultants, legal counsel, agents and other representatives (collectively, the "IN Representatives") reasonable access at reasonable times, upon reasonable prior notice, to the officers, employees, accountants, agents, properties, offices and other facilities of 4Health and to its books and records and (ii) furnish promptly to IN and IN Representatives such information concerning the business, properties, contracts, records and personnel of 4Health (including, without limitation, financial, operating and other data and information) as may be reasonably requested, from time to time, by IN or such Representatives.

          (c) Notwithstanding the foregoing provisions of this Section 5.05, neither party shall be required to grant access or furnish information to the other party to the extent that such access to or the furnishing of such information is prohibited by Law. No investigation by the parties hereto made heretofore or hereafter shall affect the representations and warranties of the parties which are herein contained and each such representation and warranty shall survive such investigation.

          (d) The information received pursuant to Section 5.05(a) and (b) shall be deemed to be "Proprietary Information" for purposes of those certain Letter Agreements dated October 16, 1997 and December 5, 1997, between IN and 4Health (collectively, the "Letter Agreements"), the provisions of which shall survive the execution, delivery and termination of this Agreement.


                                      ARTICLE VI

                                ADDITIONAL AGREEMENTS

     SECTION 6.01.  STOCKHOLDER APPROVALS.

          (a) IN and 4Health each shall, promptly after the date hereof, take all actions necessary in accordance with California and Utah Laws, respectively, and their respective articles of incorporation and bylaws to convene a special meeting of stockholders or, in IN's case, to solicit written consents of stockholders, to act on this Agreement. IN and 4Health shall solicit from stockholders of IN and 4Health, respectively, proxies or, in IN's case written consents, in favor of the approval and adoption of this Agreement and to secure the vote of stockholders required by California and Utah Laws and their respective articles of incorporation and bylaws to approve and adopt this Agreement, the Merger and the consummation of the transactions contemplated hereby.

          (b) 4Health shall, promptly after the date hereof, prepare a proxy statement and proxy (the "Proxy Materials") and file them with the Commission and comply with the requirements of Regulation 14A under the Exchange Act. IN will cooperate with 4Health in connection with the preparation of the Proxy Materials and will furnish 4Health for insertion in the Proxy Materials all such information regarding IN and its subsidiaries and their respective businesses and financial condition as is required to be contained in the Proxy Materials under the provisions of Regulation 14A and the rules promulgated thereunder. Promptly upon clearance of the Proxy Materials by the Staff of the Commission, 4Health shall mail or cause to be mailed to 4Health's stockholders, the Proxy Materials, including a notice of special meeting of stockholders, and take all actions necessary in accordance with Utah Law and its articles of incorporation and bylaws to convene a special meeting of 4Health's stockholders to act on this Agreement and the transactions contemplated hereby.

     SECTION 6.02.  REEGISTRATION STATEMENT; INFORMATION.

          (a) As promptly as practicable after the receipt of a written demand from Irwin (provided he continues to hold beneficially at least 10% of the issued and outstanding shares of Common Stock and such shares are not freely transferable under Rule 144 without any discount in price due to the volume or other limitations imposed by such Rule), 4Health shall prepare and file with the Commission a registration statement on Form S-1, S-2 or S-3 (the "Registration Statement") registering the shares of 4Health Common Stock issued in connection
with the Merger.   4Health shall use its best efforts to cause such Registration
Statement to be declared effective by the Commission as promptly as practicable and shall furnish each holder of 4Health Common Stock whose shares are being registered (a "Selling Stockholder") with a reasonable number of copies of the prospectus included in such Registration Statement for use in connection with any sales of its Stock as soon as practicable after such Registration Statement is declared effective by the Commission. 4Health agrees to bear all of the costs associated with the preparation and filing of such Registration Statement, including all filing fees, legal, accounting and printing costs but shall not be required to pay the legal or accounting costs or underwriting fees and expenses, if any, incurred by any Selling Stockholder. If such Registration Statement is on Form S-1 or S-2, 4Health shall prepare and file with the Commission all Post-Effective Amendments necessary to keep such Registration Statement current for the period ending on the earlier of (i) the sale of all the shares of 4Health Common Stock included in such Registration Statement or (ii) the second anniversary of the Effective Time. The inclusion of any such shares of 4Health Common Stock in such Registration Statement shall be contingent upon the receipt from the Selling Stockholder all such information required to be disclosed in a registration statement under the Securities Act by selling stockholders pursuant to applicable rules and regulations promulgated by the Commission. In the event that such shares of 4Health Common Stock are to be included in an underwritten offering by 4Health, the amount of shares that may be included in such offering shall be subject to a pro rata reduction if, in the opinion of the managing underwriter, such reduction is advisable in order to permit an orderly distribution, but not below 25% of the total number of shares comprising such underwritten offering. Irwin shall be entitled to make no more than three such demands for registration, provided that all of the shares sought to be registered under the first such demand were not sold as provided in such Registration Statement within the time provided therefor. At Irwin's election any Prospectus to be included in any such Registration Statement shall contain the disclosure set forth in Schedule 6.02(a) attached hereto.

          (b) 4Health hereby represents and warrants to IN and Irwin that the information contained in the Registration Statement, the Proxy Materials (other than information to be furnished by IN or the Selling Stockholders) shall not, at the time the Registration Statement is declared effective by the Commission and the Proxy Materials are mailed to 4Health stockholders contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. All documents that 4Health is responsible for filing with the Commission in connection with the transactions contemplated herein shall comply as to form in all material respects with the applicable requirements of the Securities Act and the rules and regulations thereunder and the Exchange Act and the rules and regulations thereunder.

          (c) IN and Irwin jointly and severally represent and warrant to 4Health that the information to be supplied by IN and Irwin for inclusion in the definitive Proxy Materials, at the time the Proxy Materials are mailed to 4Health stockholders and by Irwin for inclusion in the Registration Statement, shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (d) 4Health agrees to indemnify and hold harmless, to the full extent permitted by law, IN, its officers, directors, stockholders (including, without limitation, Irwin), employees, agents, attorneys, investment advisers and underwriters, and each Person who controls IN within the meaning of either
Section 15 of the Securities Act or Section 20 of the Exchange Act, or is under common control with, or is controlled by, IN, together with the partners, officers, directors, stockholders, employees and agents of such controlling Person (collectively, the "Indemnified Persons"), from and against all losses, claims, damages, liabilities and expenses (including without limitation any legal or other fees and expenses incurred by an Indemnified Person in connection with defending or investigating any action or claim in respect thereof) (collectively, the "Damages") to which an Indemnified Person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Damages (or proceedings in respect thereof) arise out of or are based upon any untrue or alleged untrue statement of material fact contained in any Registration Statement (or any amendment thereto) including, without limitation, any Prospectus or Supplement thereto contained therein, pursuant to which any 4Health Common Stock issued in the Merger was registered under the Securities Act, or in any Proxy Materials furnished to 4Health stockholders in connection herewith and any supplements or amendments thereto, including all documents incorporated therein by reference, or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein in light of the circumstances under which they were made not misleading, except insofar as such Damages arise out of or are based upon any such untrue statement or omission based upon information furnished in writing to 4Health by the Indemnified Person expressly for use therein; PROVIDED, HOWEVER, that 4Health shall not be liable to the Indemnified Person under this
Section 6.02(d) to the extent that any such Damages were caused by the fact that the Indemnified Person sold 4Health Common Stock to a person as to whom it shall be established that there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus as then amended or supplemented if, and only if, 4Health has previously furnished copies of such amended or supplemented Prospectus to such Indemnified Person.

          (e) IN and Irwin, jointly and severally, agree to indemnify and hold harmless 4Health, its directors, officers, stockholders, agents, attorneys and investment advisers and each person, if any, who controls 4Health within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from 4Health to the Indemnified Persons, but only with reference to information relating to the Indemnified Persons furnished to 4Health in writing by any Indemnified Person expressly for use in any Registration Statement, Prospectus or Proxy Materials (or any amendment or supplement thereto); PROVIDED, HOWEVER, that the Indemnified Persons shall not be obligated to provide such indemnity to the extent that such Damages result from the failure of 4Health to promptly amend or take action to correct or supplement any such Registration Statement, Prospectus, or Proxy Materials on the basis of corrected or supplemental information provided in writing by the Indemnified Person to 4Health expressly for such purpose.

          (f) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either paragraph (d) or (e) above, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceedings and shall pay the fees and disbursements of such counsel relating to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, or (ii) the indemnifying party fails promptly to assume the defense of such proceeding or fails to employ counsel reasonably satisfactory to such indemnified party or parties, or (iii) (A) the named parties to any such proceeding (including any impleaded parties) include both such indemnified party or parties and any indemnifying party or an affiliate of such indemnified party or parties or of any indemnifying party, (B) there may be one or more defenses available to such indemnified party or parties or such affiliate of such indemnified party or parties that are different from or additional to those available to any indemnifying party or such affiliate of any indemnifying party and (C) such indemnified party or parties shall have been advised by such counsel that there may exist a conflict of interest between or among such indemnified party or parties or such Affiliate of such indemnified party or parties and any indemnifying party or such affiliate of any indemnifying party, in which case, if such indemnified party or parties notifies the indemnifying party or parties in writing that it elects to employ separate counsel of its choice at the expense of the indemnifying parties, the indemnifying parties shall not have the right to assume the defense thereof and such counsel shall be at the expense of the indemnifying parties, it being understood, however, that unless there exists a conflict among indemnified parties, the indemnifying parties shall not, in connection with any one such proceeding or separate but substantially similar or related proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for such indemnified party or parties. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but, if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party or parties from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which such indemnified party is a party, and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

     SECTION 6.03.  APPROPRIATE ACTION; CONSENTS; FILINGS; INDEMNIFICATION.

          (a) IN and 4Health shall each use, and IN shall cause each of its subsidiaries to use, all reasonable efforts to (i) take, or cause to be taken, all appropriate action, and do, or cause to be done, all things necessary, proper or advisable under applicable Law or otherwise to consummate and make effective the transactions contemplated by this Agreement, (ii) obtain from any Governmental Entities any consents, licenses, permits, waivers, approvals, authorizations or orders required to be obtained or made by 4Health or IN or any of its subsidiaries in connection with the authorization, execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, including, without limitation, the Merger, (iii) make all necessary filings, and thereafter make any other required submissions, with respect to this Agreement and the Merger required under (A) the Securities Act and the Exchange Act and the rules and regulations thereunder, and any other applicable federal or state securities laws, and (B) any other applicable Law; provided that 4Health and IN shall cooperate with each other in connection with the making of all such filings, including providing copies of all such documents to the nonfiling party and its advisors prior to such filings and, if requested, shall accept all reasonable additions, deletions or changes suggested in connection therewith.
IN and 4Health shall furnish all information required for any application or other filing to be made pursuant to the rules and regulations of any applicable Law (including, without limitation, all information required to be included in the Registration Statement and the Proxy Materials) in connection with the transactions contemplated by this Agreement.

          (b) 4Health and IN agree to cooperate with respect to, and shall cause each of their respective subsidiaries to cooperate with respect to, and agree to use all reasonable efforts vigorously to contest and resist, any action, including legislative, administrative or judicial action, and to have vacated, lifted, reversed or overturned any decree, judgment, injunction or other order

(whether temporary, preliminary or permanent) (an "Order") of any Governmental Entity that is in effect and that restricts, prevents or prohibits the consummation of the Merger or any other transactions contemplated by this Agreement, including, without limitation, by vigorously pursuing all available avenues of administrative and judicial appeal and all available legislative action. Each of 4Health and IN also agree to take any and all actions, including, without limitation, the disposition of assets or the withdrawal from doing business in particular jurisdictions, required by regulatory authorities as a condition to the granting of any approvals required in order to permit the consummation of the Merger or as may be required to avoid, lift, vacate or reverse any legislative or judicial action which would otherwise cause any condition to Closing not to be satisfied; provided, however, that in no event shall 4Health be required to take any action that would or could reasonably be expected to have a 4Health Material Adverse Effect, and IN shall not be required to take any action which would or could reasonably be expected to have an IN Material Adverse Effect.

          (c)  (i)    Each of IN and 4Health shall give (or IN shall cause its
subsidiaries to give) any notices to third parties, and use, and cause their respective subsidiaries to use, all reasonable efforts to obtain any third party consents (A) necessary, proper or advisable to consummate the transactions contemplated by this Agreement, (B) otherwise required under any contracts, licenses, leases or other agreements in connection with the consummation of the transactions contemplated hereby or (C) required to prevent an IN Material Adverse Effect from occurring prior to the Effective Time or a 4Health Material Adverse Effect from occurring after the Effective Time.

               (ii) In the event that any party shall fail to obtain any third party consent described in subsection (c)(i) above, such party shall use all reasonable efforts, and shall take any such actions reasonably requested by the other party, to limit the adverse effect upon 4Health and IN and its subsidiaries, and their respective businesses resulting or which could reasonably be expected to result after the Effective Time, from the failure to obtain such consent.

          (d) Each of 4Health and IN shall promptly notify the other of (w) any material change in its current or future business, assets, liabilities, financial condition or results of operations, (x) any complaints, investigations or hearings (or communications indicating that the same may be contemplated) of any Governmental Entities with respect to its business or the transactions contemplated hereby, (y) the institution or the threat of material litigation involving it or any of its subsidiaries or (z) any event or condition that might reasonably be expected to cause any of its representations, warranties, covenants or agreements set forth herein not to be true and correct at the Effective Time. As used in the preceding sentence, "material litigation" means any case, arbitration or adversary proceeding or other matter which would have been required to be disclosed on the IN Disclosure Schedule pursuant to Section
3.09 or the 4Health Disclosure Schedule pursuant to Section 4.09, as the case may be, if in existence on the date hereof, or in respect of which the legal fees and other costs to IN (or its subsidiaries) might reasonably be expected to exceed $10,000 over the life of the matter or to 4Health (or its subsidiaries) might reasonably be expected to exceed $10,000 over the life of the matter.

          (e)  (i)    In the event of any threatened, pending or completed
claim, action, suit, investigation or any legal, administrative or other proceeding ("proceeding") by any governmental entity or other person which questions the validity or legality of the transactions contemplated by this Agreement or seeks to enjoin, restrain or prohibit such transactions, or seeks damages in connection therewith, whether before or after the Effective Time of the Merger, 4Health and IN agree, to the fullest extent permissible by law, to vigorously defend and respond thereto.

               (ii) 4Health as the Surviving Corporation agrees (1) not to change for seven (7) years from the Effective Time, the provisions of its articles of incorporation and bylaws or applicable indemnification agreements in effect on the Effective Time in each case relating to indemnification of each existing officer and director (and their respective successors) of 4Health and the Surviving Corporation (together, with any successor by operation of law, referred to in this Section as, individually, an "Indemnified Party" and collectively, "Indemnified Parties") in a manner which adversely affects the rights of such Indemnified Party to indemnification thereunder, and (ii) to perform its obligations thereunder, or exercise any discretionary authority thereunder, to the fullest extent permissible by law to provide such Indemnified Party with all rights to indemnification available thereunder. Notwithstanding the foregoing, nothing in this Agreement shall constitute a waiver of, or otherwise operate to adversely affect, the existing rights of the Indemnified Parties under the articles or bylaws of 4Health or IN in effect on the date hereof and the indemnification agreements relating to the indemnification of any Indemnified Party.

               (iii) 4Health agrees that, for seven (7) years after the Effective Time, 4Health shall maintain officers' and directors' liability insurance policies indemnifying and holding harmless the Indemnified Parties with respect to any actions or omissions occurring prior to the Effective Time, providing at least $10,000,000 insurance coverage on terms no less advantageous to the Indemnified Parties than 4Health's existing policy; provided that in the event any claim is asserted or made within such seven year period, coverage under such insurance shall be continued in respect thereof until final disposition of such claim.

               (iv) In the event the foregoing indemnities or insurance policies referred to in clauses (ii) and (iii) above become unavailable or unenforceable for any reason, 4Health agrees to indemnify and hold harmless the Indemnified Parties to the same extent as if such indemnities and insurance were available and in full force and effect.

               (v) The provisions of this Section 6.03(e) shall survive the consummation of the transactions contemplated hereby.

     SECTION 6.04. TAX AND ACCOUNTING TREATMENT. Each party hereto shall use all reasonable efforts to cause the Merger to qualify, and shall not take, and shall use all reasonable efforts to prevent any affiliate of such party from taking, any actions that could prevent the Merger from qualifying, as a reorganization under the provisions of section 368(a) of the Code or from qualifying for the "pooling of interests" method of accounting as provided in APB 16.

     SECTION 6.05. PUBLIC ANNOUNCEMENTS. Neither party shall issue any press release or otherwise make any public statements with respect to the Merger without the approval of the other.

     SECTION 6.06. NSM LISTING. Each party hereto shall use all reasonable efforts to cause the shares of 4Health Common Stock to be issued in the Merger to be approved for listing (subject to official notice of issuance) on the NSM or other national securities exchange prior to the Effective Time.

     SECTION 6.07. STOCK RESALE AGREEMENT. IN agrees to deliver, on or prior to the Effective Time, the agreement, in substantially the form of Exhibit C attached hereto, of Margarethe Irwin not to effect any sales of the 4Health Common Stock except in compliance with Rule 144 and upon her shares becoming registered under the Securities Act not in excess of the volume limitations specified in Rule 145(d) promulgated under the Securities Act. Thereafter, affiliates of the IN will continue to be subject to the requirements of Rule 145 and Rule 144 as provided therein.

     SECTION 6.08. NO INTERFERENCE. Pending the Closing, neither party shall take any action which would unreasonably be expected to interfere with the business or operations of the other.

     SECTION 6.09 FORM D FILING. At or immediately after the Closing, 4Health shall file with the Commission an appropriately completed, dated and executed Form D reflecting the issuance of the Merger Consideration.


                                     ARTICLE VII

                                  CLOSING CONDITIONS

     SECTION 7.01. CONDITIONS TO OBLIGATIONS OF EACH PARTY UNDER THIS AGREEMENT. The respective obligations of each party to effect the Merger and the other transactions contemplated hereby shall be subject to the satisfaction at or prior to the Closing Date of the following conditions, any or all of which may be waived in writing by the parties hereto, in whole or in part, to the extent permitted by applicable Law:

          (a) NO ORDER. No Governmental Entity or federal or state court of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, executive order, decree, injunction or other order (whether temporary, preliminary or permanent) which is in effect and which has the effect of making the Merger illegal or otherwise prohibiting consummation of the Merger.

          (b) SECURITIES LAWS. The Proxy Materials shall have been cleared by the Staff of the Commission for mailing to 4Health stockholders.

          (c) STOCKHOLDER APPROVAL. The Merger, this Agreement and the consummation of the transactions contemplated hereby shall have been approved and adopted upon written consent or by the requisite vote of the stockholders of IN and 4Health, respectively.

          (d) GOVERNMENTAL APPROVALS. All approvals, waivers and/or consents required to be issued by any Governmental Entity or otherwise respecting the Merger, this Agreement and the consummations of the transactions contemplated hereby shall have been timely obtained.

          (e) PROMISSORY NOTES. 4Health shall have executed and delivered three substantially identical promissory notes each in the principal amount of $210,000 and each substantially in the form of Exhibit D hereto payable to the respective order of Messrs. Charles Paz, Roy Dahlen and Ken Bodger.

          (f) INDEMNITY AGREEMENTS. The officers and directors of 4Health who shall be in office immediately after the Closing shall each receive an Indemnity Agreement executed and delivered by 4Health and dated the Closing Date, each in substantially the form of Exhibit E.

     SECTION 7.02. ADDITIONAL CONDITIONS TO OBLIGATIONS OF 4HEALTH. The obligations of 4Health to effect the Merger and the other transactions contemplated hereby are also subject to the satisfaction at or prior to the Closing Date of the following conditions, any or all of which may be waived in writing by 4Health, in whole or in part, to the extent permitted by applicable law:

          (a) REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties of IN and Irwin contained in this Agreement shall be true and correct as of the Closing Date as though made on and as of the Closing Date (except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date). 4Health shall have received a certificate of the President and the Chief Financial Officer of IN and Irwin, dated the Closing Date, to such effect.

          (b) AGREEMENTS AND COVENANTS. IN and Irwin shall have performed or complied with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Closing Date, including, without limitation, the receipt of the approval and adoption by the requisite vote of the IN stockholders of the Merger, this Agreement and the consummation of the transactions contemplated thereby. 4Health shall have received a certificate of the President and the Chief Financial Officer of IN and Irwin, dated the Closing Date, to such effect.

          (c) MATERIAL ADVERSE CHANGE. Since the date of this Agreement, there shall have been no change, occurrence or circumstance in the current or future business, assets, liabilities, financial condition or results of operations of IN or any of its subsidiaries having or reasonably likely to have, individually or in the aggregate, an IN Material Adverse Effect. 4Health shall have received a certificate of the President and the Chief Financial Officer of IN, dated the Closing Date, to such effect.

          (d) ABSENCE OF REGULATORY CONDITIONS. There shall not be any action taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the Merger, by any Governmental Entity in connection with the grant of a regulatory approval necessary, in the reasonable business judgment of 4Health, to the continuing operation of the current or future business of IN, which imposes any condition or restriction upon 4Health or the business or operations of IN which, in the reasonable business judgment of 4Health, would be materially burdensome in the context of the transactions contemplated by this Agreement.

          (e) IN COUNSEL'S OPINION. 4Health shall have received from Gay L. Harwin, Esq., counsel to IN, a favorable opinion dated the Closing Date in form and substance reasonably satisfactory to 4Health and its counsel.

          (f) WITHHOLDING. IN must not have determined to withhold any amount from the Merger Consideration pursuant to the tax withholding provisions of section 3406 of the Code, or of Subchapter A of Chapter 3 of the Code, or of any other provision of law.

          (g) COMFORT LETTER. 4Health shall have received a letter from Arthur Anderson LLP, dated as of a date within five days of the Closing Date and in a form reasonably satisfactory to 4Health, stating that they are independent public accountants, within the meaning of the Securities Act and the rules and regulations thereunder and that on the basis of a reading of the financial statements prepared by IN and inquiries of officers of IN responsible for financial and accounting matters and such other procedures and inquiries as may be specified in such letter, nothing has come to their attention which gives them reason to believe that (i) the financial statements furnished to 4Health in connection herewith were not prepared in accordance with generally accepted accounting principles and practices applied on a consistent basis, (ii) during the period from September 30, 1997 to a specified date not more than five days prior to the Closing Date, there was any change in the capital stock or increase in the indebtedness for borrowed money of IN, and (iii) the Merger should not qualify for the "pooling of interests" method of accounting as provided in APB 16.

          (h) DISSENTERS' RIGHTS. No dissenters' rights have been asserted by any IN stockholders.

          (i) IN FINANCIAL STATEMENTS AND BALANCE SHEET. IN shall have furnished 4Health with the IN Financial Statements and IN Balance Sheet, each certified by IN's independent auditors, and the IN Disclosure Schedule at least 10 days prior to the Closing Date which shall be reasonably satisfactory in form and substance to 4Health.

          (j) EMPLOYMENT AGREEMENT. 4Health shall have executed and delivered to R. Lindsey Duncan at the Closing an Employment Agreement, dated the Closing Date, in substantially the form of Exhibit F.

          (k) NSM LISTING. The shares of Common Stock issued in the Merger shall have been listed for trading on the NSM.

     SECTION 7.03 ADDITIONAL CONDITIONS TO OBLIGATIONS OF IN. The obligations of IN to effect the Merger and the other transactions contemplated hereby are also subject to the satisfaction at or prior to the Closing Date of the following conditions, any or all of which may be waived in writing by IN, in whole or in part, to the extent permitted by applicable law:

          (a) REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties of 4Health contained in this Agreement shall be true and correct as of the Closing Date as though made on and as of the Closing Date (except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date). IN shall have received a certificate of the President and the Chief Financial Officer of 4Health, dated the Closing Date, to such effect.

          (b) AGREEMENTS AND COVENANTS. 4Health shall have performed or complied with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Closing Date. IN shall have received a certificate of the President and the Chief Financial Officer of 4Health, dated the Closing Date, to such effect.

          (c) MATERIAL ADVERSE CHANGE. Since the date of this Agreement, there shall have been no change, occurrence or circumstance in the current or future business, assets, liabilities, financial condition or results of operations of 4Health or any of its subsidiaries having or reasonably likely to have, individually or in the aggregate, a 4Health Material Adverse Effect. IN shall have received a certificate of the President and the Chief Financial Officer of 4Health, dated the Closing Date, to such effect.

          (d) ABSENCE OF REGULATORY CONDITIONS. There shall not be any action taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the Merger, by any Governmental Entity in connection with the grant of a regulatory approval necessary, in the reasonable business judgment of IN, to the continuing operation of the current or future business of 4Health, which imposes any condition or restriction upon IN or the business or operations of 4Health which, in the reasonable business judgment of IN, would be materially burdensome in the context of the transactions contemplated by this Agreement.

          (e) SSB&B OPINION. IN shall have received from Messrs. Satterlee Stephens Burke & Burke LLP, counsel to 4Health, a favorable opinion dated the Closing Date, in form and substance reasonably satisfactory to IN and its counsel. In rendering their opinion, Messrs.

Satterlee Stephens Burke & Burke LLP shall be entitled to rely on the opinion of Utah counsel as to matters involving Utah Law.

          (f) COMFORT LETTER. IN shall have received a letter from Arthur Anderson LLP, dated as of a date within five days of the Closing Date and in a form reasonably satisfactory to IN. stating that they are independent public accountants, within the meaning of the Securities Act and the rules and regulations thereunder, and that on the basis of a reading of the unaudited interim financial statements prepared by 4Health and inquiries of officers of 4Health responsible for financial and accounting matters and such other procedures and inquiries as may be specified in such letter, nothing has come to their attention which gives them reason to believe that the unaudited financial statements included in 4Health's Quarterly Report on Form 10-Q for the third quarter ended September 30, 1997 were not prepared in accordance with the related requirements under the Securities Act or Exchange Act and generally accepted accounting principles and practices applied on a basis substantially consistent with those followed in the preparation of the audited financial statements included in 4Health's Annual Report on Form 10-K for the fiscal year ended December 31, 1996 and (ii) except as may have been disclosed in the 4Health Disclosure Schedule, during the period from September 30, 1997 to a specified date not more than five days prior to the Closing Date, there was any change in the capital stock or increase in the indebtedness for borrowed money of 4Health.

          (g) 4HEALTH DISCLOSURE SCHEDULE. 4Health shall have furnished IN with the 4Health Disclosure Schedule which shall be reasonably satisfactory in form and substance to IN.

          (h) EMPLOYMENT AGREEMENT. 4Health shall have executed and delivered to Klee Irwin at the Closing an Employment Agreement, dated the Closing Date, in substantially the form of Exhibit G.

          (i) NSM LISTING. The shares of Common Stock issued in the Merger shall have been listed for trading on the NSM.

          (j) RESIGNATIONS. 4Health shall have received the resignations of Cheryl Wheeler, Steven B. Beckman and Rockwell Schutjer as directors of 4Health, effective on or prior to the Effective Time.


                                     ARTICLE VIII

                          TERMINATION, AMENDMENT AND WAIVER

     SECTION 8.01. TERMINATION. This Agreement may be terminated at any time prior to the Effective Time, whether before or after approval of this Agreement and the Merger by the stockholders of IN and 4Health:

          (a)  by mutual consent of 4Health and IN;

          (b) by 4Health, upon a material breach of any representation, warranty, covenant or agreement on the part of IN set forth in this Agreement, or if any representation or warranty of IN shall have become untrue, in either case such that the conditions set forth in Section 7.02(a) or Section 7.02(b) of this Agreement, as the case may be, would be incapable of being satisfied by February 15, 1998 (or as otherwise extended as described in Section 8.01(e)); provided, that in any case, a wilful breach shall be deemed to cause such condition as to be incapable of being satisfied for purposes of this Section 8.01(b);

          (c) by IN, upon a material breach of any representation, warranty, covenant or agreement on the part of 4Health set forth in this Agreement, or if any representation or warranty of 4Health shall have become untrue, in either case such that the conditions set forth in Section 7.03, (a) or Section 7.03(b) of this Agreement, as the case may be, would be incapable of being satisfied by February 15, 1998 (or as otherwise extended as described in Section 8.01(e)); provided, that in any case, a wilful breach shall be deemed to cause such conditions to be incapable of being satisfied for purposes of Section 8.01(c);

          (d) by either 4Health or IN, if there shall be any Order which is final and nonappealable preventing the consummation of the Merger, except if the party relying on such Order to terminate this Agreement has not complied with its obligations under Section 6.03(b) of this Agreement; or

          (e) by either 4Health or IN, if the Merger shall not have been consummated before February 15, 1998; provided, however, that this Agreement may be extended by written notice of either 4Health or IN to a date not later than March 6, 1998, if the Merger shall not have been consummated as a direct result of IN or 4Health having failed by February 15, 1998 to receive all required regulatory approvals or consents with respect to the Merger;

          (f) by 4Health or IN, if this Agreement and the Merger shall fail to be approved and adopted by the requisite numbers of stockholders of IN and 4Health in accordance with California and Utah Laws and the requirements of the NSM or NASD.

          The right of any party hereto to terminate this Agreement pursuant to this Section 8.01 shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any party hereto, any person controlling any such party or any of their respective officers, directors, representatives or agents, whether prior to or after the execution of this Agreement.

     SECTION 8.02. EFFECT OF TERMINATION. Except as provided in Section 8.05 or Section 9.01 of this Agreement, in the event of the termination of this Agreement pursuant to Section 8.01, this Agreement shall forthwith become void, there shall be no liability on the part of 4Health or IN to the other and all rights and obligations of any party hereto shall cease, except that nothing herein shall relieve any party of any liability for any material breach of such party's covenants or agreements contained in this Agreement, or any willful breach of such party's representations or warranties contained in this Agreement.

     SECTION 8.03. AMENDMENT. This Agreement may be amended by the parties hereto at any time prior to the Effective Time; provided, however, that, after approval of the Merger by the stockholders of IN and 4Health, no amendment, which under applicable Law may not be made without the approval of the stockholders of IN or 4Health, may be made without such approval, and no amendment, which under the applicable rules of the NSM or NASD, may not be made without the approval of the stockholders of IN or 4Health, may be made without such approval. This Agreement may not be amended except by an instrument in writing signed by the parties hereto.

     SECTION 8.04. WAIVER. At any time prior to the Effective Time, any party hereto may extend the time for the performance of any of the obligations or other acts of the other party hereto, waive any inaccuracies in the representations and warranties of the other party contained herein or in any document delivered pursuant hereto and waive compliance by the other party with any of the agreements or conditions contained herein. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the party or parties to be bound thereby.

     SECTION 8.05.  FEES, EXPENSES AND OTHER PAYMENTS.

          (a) Except as provided in Section 8.05(c) of this Agreement, in the event the Merger is not consummated all Expenses (as defined in paragraph (b) of this Section 8.05) incurred by the parties hereto shall be borne solely and entirely by the party that has incurred such Expenses; PROVIDED, HOWEVER, in the event the Merger is consummated, all Expenses incurred in connection with the Merger and the transactions contemplated thereby will be paid by 4Health.

          (b) "Expenses" as used in this Agreement shall include all out-of-pocket expenses (including, without limitation, all fees and expenses of counsel, accountants, investment bankers, experts and consultants to a party hereto and its affiliates) incurred by a party or on its behalf in connection with or related to the authorization, preparation, negotiation, execution and performance of this Agreement, the solicitation of stockholder approvals and all other matters related to the consummation of the transactions contemplated hereby.

          (c)  IN agrees that if this Agreement is terminated pursuant to:

               (i) Section 8.01(b) and such termination is the result of a wilful breach of any representation, warranty, covenant or agreement of IN contained herein; or

               (ii) Section 8.01(f) and such termination is the result of the failure of IN to secure the requisite stockholder consent to the Merger and this Agreement; then IN shall pay to 4Health as liquidated damages an amount equal to $200,000, which amount is inclusive of all of 4Health's Expenses.

          (d)  4Health agrees that if this Agreement is terminated pursuant to
Section 8.01(c) and such termination is the result of a wilful breach of any representation, warranty, covenant or agreement of 4Health contained herein; then 4Health shall pay to IN as liquidated damages an amount equal to $200,000, which amount is inclusive of all of IN's Expenses.

          (e)  Any payment required to be made pursuant to Section 8.05(c) or
Section 8.05(d) of this Agreement shall be made as promptly as practicable but not later than three business days after termination of this Agreement, and shall be made by wire transfer of immediately available funds to an account designated by IN or 4Health, as the case may be.


                                      ARTICLE IX

                                  GENERAL PROVISIONS

     SECTION 9.01   EFFECTIVENESS OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS.

          (a) Except as set forth in Section 9.01(b) of this Agreement, the representations, warranties and agreements of each party hereto shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any other party hereto, any person controlling any such party or any of their officers, directors, representatives or agents, whether prior to or after the execution of this Agreement.

          (b) The representations, warranties and agreements in this Agreement shall terminate at the Effective Time or upon the termination of this Agreement pursuant to Article VIII, except that the agreements set forth in Articles I and II and V and Sections 3.23, 6.02, 6.04 and 6.07 shall survive the Effective Time and those set forth in Sections 5.05(d), 8.02 and 8.05 and Article IX hereof shall survive termination.

     SECTION 9.02. NOTICES. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given upon receipt, if delivered personally or by air courier, or mailed by registered or certified mail (postage prepaid, return receipt requested), to the parties at the following addresses (or at such other address for a party as shall be specified by like changes of address) or sent by facsimile transmission to the telecopier number specified below (to be followed promptly by personal or air courier delivery or mailing as hereinafter provided):

          (a)       If to 4Health, to:

                         5485 Conestoga Court
                         Boulder, Colorado 80301
                         Attn: R. Lindsey Duncan, President
                         Facsimile Number: (303) 546-6416

          with copy to:  Satterlee Stephens Burke & Burke LLP
                         230 Park Avenue, Suite 1130
                         New York, NY 10169
                         Attn: Peter A. Basilevsky, Esq.
                         Facsimile Number: (212) 818-9606

          (b)       If to IN or Irwin, to:

                         10549 W. Jefferson Blvd.
                         Culver City, CA  90232
                         Attn:  Mr. Klee Irwin
                         Facsimile Number: (310) 202-9454

          with copy to:  Law Offices of Gay L. Harwin
                         10940 Wilshire Boulevard, Suite 1600
                         Los Angeles, CA 90024
                         Attn:  Gay L. Harwin, Esq.
                         Facsimile Number: (310) 443-4121

     SECTION 9.03. CERTAIN DEFINITIONS. For the purposes of this Agreement, the term:

          (a) "affiliate" means a person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, the first mentioned person;

          (b) a person shall be deemed a "beneficial owner" of or to have "beneficial ownership" of IN Common Stock or 4Health Common Stock, as the case may be, in accordance with the interpretation of the term "beneficial ownership" as defined in Rule 13d-3 under the Exchange Act, as in effect on the date hereof; provided that a person shall be deemed to be the beneficial owner of, and to have beneficial ownership of, IN Common Stock or 4Health Common Stock, as the case may be, that such person or any affiliate of such person has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise.

          (c) "business day" means any day other than a day on which banks in the State of Colorado and/or the State of California are authorized or obligated to be closed;

          (d) "control" (including the terms "controlled," "controlled by" and "under common control with") means the possession, directly or indirectly or as trustee or executor, of the power to direct or cause the direction of the management or policies of a person, whether through the ownership of stock or as trustee or executor, by contract or credit arrangement or otherwise;

          (e) "knowledge" or "known" shall mean, with respect to any matter in question, if an executive officer of IN or 4Health, as the case may be, has actual knowledge of such matter;

          (f) "person" means an individual, corporation, partnership, association, trust, unincorporated organization, other entity or group (as defined in Section 13(d) of the Exchange Act);

          (g) "Significant Subsidiary" means any subsidiary of person that would constitute a Significant Subsidiary of such party within the meaning of Rule 1-02 of Regulation S-X of the SEC; and

          (h) "subsidiary" or "subsidiaries" of IN, 4Health, or any other person, means any corporation, partnership, joint venture or other legal entity of which IN, 4Health or any such other person, as the case may be (either alone or through or together with any other subsidiary), owns, directly or indirectly, currently or in the past, 50% or more of the stock or other equity interests the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such corporation or other legal entity.

     SECTION 9.04. HEADINGS. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Section references herein are, unless the context otherwise requires, references to sections of this Agreement.

     SECTION 9.05. SEVERABILITY. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

     SECTION 9.06. ENTIRE AGREEMENT. Except as provided in that certain Agreement respecting a dietary supplement product entitled "PhenSafe", this Agreement (together with the Exhibits, the IN Disclosure Schedule and the 4Health Disclosure Schedule) constitutes the entire agreement of the parties, and supersedes all prior agreements and undertakings, including that certain Letter of Intent dated October 13, 1997, both written and oral, among the parties or between any of them, with respect to the subject matter hereof.

     SECTION 9.07. ASSIGNMENT. This Agreement shall not be assigned by operation of law or otherwise.

     SECTION 9.08. PARTIES IN INTEREST. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied (other than as contemplated by Section 6.07 or Section 6.09), is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

     SECTION 9.09. FAILURE OR INDULGENCE NOT WAIVER; REMEDIES CUMULATIVE. No failure or delay on the part of any party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty or agreement herein, nor shall any single or partial exercise of any such right preclude other or further exercise thereof or of any other right. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

     SECTION 9.10. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Utah, regardless of the laws that might otherwise govern under applicable principles of conflicts of law.

     SECTION 9.11. COUNTERPARTS. This Agreement may be executed in multiple counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

                                   4HEALTH, INC.


                                   By:
                                      ------------------------------------
                                        Name    R. Lindsey Duncan
                                        Title:  President

                                   IRWIN NATURALS


                                   By:
                                      ------------------------------------
                                        Name:   Klee Irwin
                                        Title:  President


                                   ---------------------------------------
                                        Klee Irwin

                                                                      APPENDIX B
                                  ARTICLES OF MERGER
                                          OF
                                    IRWIN NATURALS
                              (A CALIFORNIA CORPORATION)
                                    WITH AND INTO
                                    4HEALTH, INC.
                                 (A UTAH CORPORATION)



          The undersigned corporations, desiring to merge under the laws of the State of Utah, do hereby sign and deliver to the Division of Corporations and Commercial Code these Articles of Merger merging Irwin Naturals, a California corporation, with and into 4Health, Inc., a Utah corporation, and changing the name of the surviving corporation to "Irwin Naturals/4Health, Inc.".

                                      ARTICLE I
                                 AGREEMENT OF MERGER

          The Plan of Merger in the form attached hereto and incorporated herein by this reference sets forth the following terms and conditions:

          1.   The constituent corporations to this merger are:

               (a) Irwin Naturals ("Irwin Naturals"), which is incorporated under the laws of the State of California.

               (b) 4Health, Inc. ("4Health"), which is incorporated under the laws of the State of Utah.

          2. 4Health shall continue in existence after the merger as the surviving corporation.

          3. The articles of incorporation and bylaws of 4Health, shall, on the merger becoming effective, be and constitute the articles of incorporation and bylaws of the surviving corporation with the following amendments:

               (a) Article I of the Articles of Incorporation of 4Health shall be amended to read in its entirety as follows:

                    "The name of the Corporation shall be:  Irwin
                    Naturals/4Health, Inc."

               (b) The first sentence of Article III of the Articles of Incorporation of 4Health shall be amended to read as follows:

                    "The Corporation shall have the authority to issue an aggregate of 55,000,000 shares, of which 5,000,000 shares shall be preferred stock, $0.01 par value ("Preferred Stock"), and 50,000,000 shares shall be common stock, $0.01 par value ("Common Stock")."

               (c) Article VII of the Articles of Incorporation of 4Health shall be amended to read in pertinent part as follows:

                    "B. Until after ________, 2003 [being the fifth anniversary of the Effective Time], all of the corporate powers of this Corporation shall be vested in, and managed by, a board of not less than three nor more than five directors and, thereafter, such larger or lesser number as may be determined by the affirmative vote of a majority of the outstanding shares of voting capital stock then entitled to vote generally in the election of directors, voting together as a single class."

                    "C. The board of directors shall be and is divided into three classes: Class I, Class II, and Class III, which shall be as nearly equal as possible. Each director shall serve for a term ending on the date of the third annual meeting of stockholders following the annual meeting at which the director was elected; PROVIDED, HOWEVER, that each initial director in Class I shall hold office until the annual meeting of stockholders in 2001; each initial director in Class II shall hold office until the annual meeting of stockholders in 2000; and each initial director in Class III shall hold office until the annual meeting of stockholders in 1999. Notwithstanding the foregoing provisions in this
                    Article VII C., each director shall serve until his successor is duly elected and qualified or until his death, resignation, or removal."

                    "D. Until after ________, 2003 [being the fifth anniversary of the Effective Time], the number of directors may be increased or decreased within the limits above prescribed by the affirmative vote at least of eighty percent (80%) of the outstanding shares of voting capital stock of the Corporation then entitled to vote generally in the election of directors, voting together as a single class, and, thereafter, the number of directors may be so increased or decreased within the limits above prescribed by a majority vote of the directors. In the event of any increase or decrease in the authorized number of directors, the newly created or eliminated directorships resulting from such increase or decrease shall be apportioned by the board of directors among the three classes of directors so as to maintain such classes as nearly equal as possible. No decrease in the number of directors constituting the board of directors shall shorten the term of any incumbent director."

                    "E. Until after ________, 2003 [being the fifth anniversary of the Effective Time], newly created directorships resulting from any increase in the number of directors and any vacancies on the board of directors resulting from death, resignation, disqualification, removal, or other cause shall be filled by the affirmative vote of at least three quarters of the remaining directors then in office (and not by stockholders), even though less than a quorum of the board of directors, from among one or more nominees designated by the Executive Committee of the board of directors (acting in its capacity as a nominating committee of the board of directors). Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of director in which there is a vacancy which is being filled by such elected director."

                    "F.    Until after ________, 2003 [being the fifth
                    anniversary of the Effective Time], directors may be removed from office with or without cause upon the affirmative vote of at least eighty percent (80%), and, thereafter, at least a majority, of the outstanding shares of the voting capital stock of the Corporation then entitled to vote generally in the election of directors, voting as a single class."

                    "G. Except as expressly provided herein or in the Bylaws of the Corporation to the contrary, the board of directors shall have authority to adopt, amend, or repeal Bylaws, including the right to adopt, amend, or repeal Bylaws fixing or increasing their compensation, by the affirmative vote of at least three quarters of the directors then in office."

                    "H. Until after __________, 2003 [being the fifth anniversary of the Effective Time], any amendment, change, or repeal of this Article VII or any provision hereof shall require the affirmative vote of the holders of at least eighty percent (80%), and, thereafter, at least a majority, of the outstanding shares of the voting capital stock of the Corporation then entitled to vote generally in the election of directors, voting as a single class."

               (d) Article X of the Articles of Incorporation of 4Health shall be amended to read in its entirety as follows:

                    "No action required or permitted to be taken at annual or special meeting of stockholders of the Corporation may be taken without a meeting, and the power of stockholders to consent in writing, without a meeting, to the taking of any action is specifically denied unless at least three quarters of the incumbent directors authorize the Corporation to take action upon such written consent. Upon receipt of such authorization, the consent in writing to such action signed by stockholders holding at least that portion of the total voting power on the question which is required by law or these Articles of Incorporation or by the Bylaws of the Corporation shall be sufficient for the purpose, without the necessity for a meeting of the stockholders. In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the board of directors may fix a record date by the vote of at least three quarters of the incumbent directors, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors, and which date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the board of directors. As used herein, the term "incumbent directors" means any directors who were directors prior to the time that the relevant action is required or permitted to be taken by the board of directors. Until after __________, 2003 [being the fifth anniversary of the Effective Time], any amendment, change, or repeal of this Article X or any provision hereof shall require the affirmative vote of the holders of at least eighty percent (80%), and, thereafter, at least a majority, of the outstanding shares of the voting capital stock of the Corporation then entitled to vote generally in the election of directors, voting as a single class."

               (e) Article II - Section 2.2 of the Bylaws of 4Health shall be amended to insert the words "..., the Chairman of the Board ..." after the words "... called by the president..."

               (f) Article II - Section 2.17 of the Bylaws of 4Health shall be amended by inserting the words "... the Executive Committee of ..." after the words "... made by ..." and before the words "... or by any shareholder ..." in the second line.

               (g) Article III - Section 3.2 of the Bylaws of 4Health shall be amended to delete therefrom the first five sentences and substitute therefor the following:

                    "Until after ________, 2003 [being the fifth anniversary of the Effective Time], all of the corporate powers of this Corporation shall be vested in, and managed by, a board of not less than three nor more than five directors and, thereafter, such larger or lesser number as may be determined by the affirmative vote of a majority of the outstanding shares of voting capital stock then entitled to vote generally in the election of directors, voting together as a single class. The board of directors shall be and is divided into three classes: Class I, Class II, and Class III, which shall be as nearly equal as possible. Each director shall serve for a term ending on the date of the third annual meeting of stockholders following the annual meeting at which the director was elected; PROVIDED, HOWEVER, that each initial director in Class I shall hold office until the annual meeting of stockholders in 2001; each initial director in Class II shall hold office until the annual meeting of stockholders in 2000; and each initial director in Class III shall hold office until the annual meeting of stockholders in 1999. Notwithstanding the foregoing provisions in this Article VII C., each director shall serve until his successor is duly elected and qualified or until his death, resignation, or removal."

               (h) Article III - Section 3.4 of the Bylaws of 4Health shall be amended to insert the words "..., the Chairman of the Board..." after the words "... of the president ..." in the second line thereof.

               (i) Article III - Section 3.13 of the Bylaws of 4Health shall be amended to insert the following words as a lead in:

                    "Except as otherwise provided in Section 3.14 hereof:..."

               (j) Article III - A new Section 3.14 shall be added to Article III of the Bylaws of 4Health to read in its entirety as follows:

                    "Section 3.14 EXECUTIVE COMMITTEE.

                    (a) CREATION. The board of directors shall create an Executive Committee consisting of three members: the Chairman of the Board, the president, and one other independent, non-employee Class III director. The Committee shall have all of the powers of the board when the board is not in session, except for the right to exercise any of the following powers which shall only be exercisable by the board:

               1.   To adopt an annual budget for the Corporation;
               2.   To issue securities;
               3.   To sell a material portion of the assets of the Corporation;
               4.   To change the business of the Corporation;
               5. To incur any indebtedness by the Corporation other than trade payables incurred in the ordinary course;
               6. To authorize any merger, consolidation or other business combination or any recapitalization or reclassification of any class of securities of the Corporation;
               7. To declare or pay dividends in respect of any securities of the Corporation;
               8. To amend the Corporation's Articles of Incorporation or Bylaws; or
               9. To authorize any other matter which under applicable law is required to be determined by the Board of Directors.

                    (b) REQUIRED PROCEDURES. In addition to and in substitution of the relevant provisions of Section 3.13(c), the Executive Committee shall adopt and comply with the following special procedures:

                         (i) A meeting of the Executive Committee may be called on twenty four (24) hours notice orally (to be followed immediately with written or facsimile notice) or in a writing personally delivered or sent by facsimile to each of the members thereof.

                         (ii) A quorum for the transaction of business by the Executive Committee at any meeting shall require the presence, in person or by means of conference telephone call, wherein all the participants can hear each other, of both the Chairman of the Board and the President, either of whom may object to the transaction of any business at such meeting, in which case such meeting shall not be deemed duly convened.

                    (c) REVIEW OF DECISIONS. Any decision of the Executive Committee shall be subject to review and revision by the Board of Directors at a regular meeting of the Board or at any special meeting convened by the Chairman of the Board or the President.

                    (d) AMENDMENT. Until after ______, 2003 [being the fifth anniversary of the Effective Time], the provisions of this Section
          3.14 may be amended or repealed only upon receipt of the affirmative vote of at least eighty percent (80%) of the outstanding shares of voting capital stock of the Corporation then entitled to vote generally on the election of directors, voting together as a single class, and, thereafter, by a majority vote of the directors."

                                      ARTICLE II
                                 SHAREHOLDER APPROVAL

          The foregoing Plan of Merger was approved:

          1. By the holders of the ____________ issued and outstanding shares of common stock, par value $0.01, of 4Health, with _____________ shares voting in favor of the merger, ___ shares voted against, and ___ shares abstaining;

          2. By the holders of the __________ issued and outstanding shares of scommon stock, no par value, of Irwin Naturals, with _____________ shares voting in favor of the merger, ___ against, and ___ abstaining; and

          The number of votes cast for the Plan of Merger by each voting group of each constituent corporation was sufficient for approval of the Plan of Merger by such voting group.

          The undersigned affirm and acknowledge, under penalties of perjury, that the foregoing instrument is their act and deed and that the facts stated herein are true.

          DATED this ___ day of __________, 1998.

                                   4HEALTH, INC.

Attest:

By                                 By
  -----------------------------      --------------------------------------
  Secretary                          R. Lindsey Duncan, President


                                   IRWIN NATURALS

Attest:

By                                 By
  -----------------------------      --------------------------------------
  Secretary                          Klee Irwin, President

                                               ATTACHMENT TO ARTICLES OF MERGER

                                    PLAN OF MERGER

     THIS PLAN OF MERGER (the "Plan") dated as of the _____ day of _______, 1998, is entered into by and between IRWIN NATURALS, a California corporation ("IN"), and 4HEALTH, INC., a Utah corporation ("4Health," and together with IN, the "Constituent Corporations").

                                       RECITALS

     WHEREAS, 4Health is a corporation duly organized and existing under the laws of the State of Utah, having authorized capital of (i) 30,000,000 shares of common stock, par value $.01 per share (the "4Health Common Stock"), of which, as of the date hereof, ___________ shares are issued and outstanding, 50,000 shares are held in treasury by 4Health and up to ____________ shares are reserved for future issuance pursuant to stock options and warrants; and (ii) 5,000,000 shares of series preferred stock, par value $1.00 per share, none of which are issued and outstanding as of the date hereof;

     WHEREAS, IN is a corporation duly organized and existing under the laws of the State of California, having an authorized capital of 100,000 shares of common stock (the "IN Common Stock"), of which ___________ shares are issued and outstanding as of the date hereof;

     WHEREAS, IN, 4Health and Klee Irwin have entered into an Agreement and Plan of Merger (the "Merger Agreement") dated as of December 24, 1997, setting forth certain representations, warranties, covenants, agreements, and conditions in connection with the merger of IN with and into 4Health (the "Merger"); and

     WHEREAS, the respective boards of directors and shareholders of the Constituent Corporations have each duly approved this Plan providing for the merger of IN with and into 4Health, with 4Health as the surviving corporation, after changing its name to "Irwin Naturals/4Health, Inc.," all as authorized by the statutes of the States of California and Utah.

                                      AGREEMENT

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, and for the purpose of setting forth the terms and conditions of the Merger and the manner and basis of causing the shares of IN Common Stock to be converted into shares of 4Health Common Stock, and such other provisions as are deemed necessary or desirable, the parties hereto have agreed and do hereby agree, subject to the conditions hereinafter set forth, as follows:

                                      ARTICLE I
                       MERGER AND NAME OF SURVIVING CORPORATION

     On the Effective Time (as hereinafter defined) of the Merger, IN shall cease to exist separately and IN shall be merged with and into 4Health, which is hereby designated as the "Surviving Corporation". The name of the Surviving Corporation shall be "Irwin Naturals/4Health, Inc.".


                                      ARTICLE II
                            TERMS AND CONDITIONS OF MERGER

     1. The terms and conditions of the Merger (in addition to those set forth elsewhere in this Plan) are as follows:

          (a)  On the Effective Time of the Merger:

               (i) IN shall be merged into 4Health to form a single corporation, and 4Health shall be designated herein as the Surviving Corporation.

               (ii)   The separate existence of IN shall cease.

               (iii) The Surviving Corporation shall have all the rights, privileges, immunities, and powers and shall be subject to all duties and liabilities of a corporation organized under the laws of the State of Utah.

               (iv) The Surviving Corporation shall thereupon and thereafter possess all the rights, privileges, immunities, and franchises, of a public as well as of a private nature, of each of the Constituent Corporations; all property, real, personal, and mixed, and all debts due of whatever account, including subscriptions to shares, and all other choses in action, and all and every other interest, of or belonging to or due to each of the Constituent Corporations, shall be taken and deemed to be transferred to and vested in the Surviving Corporation without further act or deed; the title to any real estate, or any interest therein, vested in either Constituent Corporation shall not revert or be in any way impaired by reason of the Merger; the Surviving Corporation shall thenceforth be responsible and liable for all the liabilities and obligations of each of the Constituent Corporations; any claim existing or action or proceeding pending by or against either of such Constituent Corporations may be prosecuted as if the Merger had not taken place, or the Surviving Corporation may be substituted in place of the Constituent Corporation; and neither the rights of creditors nor any liens on the property of either of the Constituent Corporations shall be impaired by the Merger.

          (b) On the Effective Time of the Merger, the board of directors of the Surviving Corporation shall consist of the persons set forth on
     Schedule 1.05 to the Merger Agreement, to serve thereafter in accordance with the bylaws of the Surviving Corporation and until their respective successors shall have been duly elected and qualified in accordance with such bylaws and the laws of the State of California.

          (c) On the Effective Time of the Merger, the officers of the Surviving Corporation shall be as set forth on Schedule 1.05 to the Merger Agreement.

          (d) If on the Effective Time of the Merger, one or more vacancies shall exist in the board of directors or in any of the offices of the Surviving Corporation, any such vacancies may be filled in the manner provided for in the bylaws of the Surviving Corporation.


                                     ARTICLE III
                        MANNER AND BASIS OF CONVERTING SHARES

     1. The manner and basis of converting the shares of the Constituent Corporations and the mode of carrying the Merger into effect are as follows:

          (a) Each share of 4Health Common Stock outstanding immediately prior to the Effective Time of the Merger shall continue to be outstanding immediately after the Effective Time of the Merger.

          (b) Each share of IN Common Stock outstanding on the Effective Time of the Merger shall, without any action on the part of the holder thereof, be converted into the right to receive 241.37931 shares of 4Health Common Stock (the "Exchange Ratio"), which shall be upon such conversion, validly issued and outstanding, fully paid, and nonassessable. No fractional shares or certificates or scrip evidencing fractional shares of 4Health Common Stock shall be issued in the Merger or upon the surrender for exchange of certificates evidencing IN Common Stock, and the Exchange Ratio shall be appropriately adjusted if necessary so that only whole shares of 4Health Common Stock are issued in the Merger to IN stockholders.

          (c) All shares of IN Common Stock held by IN as treasury stock shall be cancelled and of no further force and effect.

          (d) After the Effective Time of the Merger, each holder of a certificate which prior thereto represented outstanding shares of IN Common Stock shall be entitled, on surrender thereof to the transfer and exchange agent of 4Health, to receive in exchange therefor a certificate or certificates representing the number of whole shares of 4Health Common Stock to which the holder is entitled as set forth in subsection (b) above. Until so surrendered, each such outstanding certificate shall for all purposes evidence the ownership of the shares of 4Health Common Stock into which the shares of IN Common Stock shall have been converted; PROVIDED THAT, dividends or other distributions which are payable with respect to such shares of 4Health Common Stock shall be set aside and shall not be paid to the holders of such certificates until the certificates shall have been surrendered in exchange for certificates representing shares of 4Health Common Stock. On surrender, such holder shall be entitled to receive the dividends or other distributions previously withheld, without payment of interest.

          (e) The shares of 4Health Common Stock into which shares of the IN Common Stock shall have been converted pursuant to this Plan shall be issued in full satisfaction of all of the holder's rights as a shareholder of IN.

          (f) If any certificate for shares of 4Health Common Stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of the issuance thereof that the certificate surrendered shall be properly endorsed and otherwise in proper form for transfer and that the person requested such exchange pay to the registrar and transfer agent of 4Health any transfer or other taxes required by reason of the issuance of a certificate of shares of 4Health Common Stock in any name other than that of the registered holder of the certificate surrendered, or established to the satisfaction of the registrar and transfer agent of 4Health that such tax has been paid or is not payable.


                                      ARTICLE IV
                         ARTICLES OF INCORPORATION AND BYLAWS

     1. The articles of incorporation of 4Health, as amended by the Articles of Merger, shall, on the Merger becoming effective, be and constitute the articles of incorporation of the Surviving Corporation until amended in the manner provided by law.

     2. The bylaws of 4Health, as amended by the Articles of Merger, shall, on the Merger becoming effective, be and constitute the bylaws of the Surviving Corporation until amended in the manner provided by law.

                                      ARTICLE V
                      APPROVAL AND EFFECTIVE TIME OF THE MERGER;
                                MISCELLANEOUS MATTERS

     1. The Merger shall become effective when all the following actions shall have been taken:

          (a) This Plan shall be authorized, adopted, and approved by and on behalf of each Constituent Corporation in accordance with the laws of the States of California and Utah.

          (b) This Plan, or Articles of Merger in the form required, executed in accordance with the laws of the State of Utah shall be filed with the Division of Corporations and Commercial Code of the State of Utah.

The date and time on which such actions are completed and such Merger is effected is herein referred to as the "Effective Time."

     2. If at any time the Surviving Corporation shall deem or be advised that any further grants, assignments, confirmations, or assurances are necessary or desirable to vest, perfect, or confirm title in the Surviving Corporation, of record or otherwise, to any property of IN acquired or to be acquired by, or as a result of, the Merger, the officers and directors of IN or any of them shall be severally and fully authorized to execute and deliver any and all such deeds, assignments, confirmations, and assurances and to do all things necessary or proper so as to best prove, confirm, and ratify title to such property in the Surviving Corporation and otherwise carry out the purposes of the Merger and the terms of this Plan.

     3. For the convenience of the parties and to facilitate the filing and recording of this Plan, any number of counterparts hereof may be executed, each such counterpart shall be deemed to be an original instrument, and all such counterparts together shall be considered one instrument.

     4. This Plan shall be governed by and construed in accordance with the laws of the States of California and Utah.

     5. This Plan cannot be altered or amended, except pursuant to an instrument in writing signed on behalf of the parties hereto.

     The foregoing Plan of Merger, having been approved by the board of directors of each Constituent Corporation, and having been adopted separately by the stockholders of each Constituent Corporation thereto in accordance with the laws of the States of California and Utah, the president and secretary of 4Health and IN do hereby execute this Plan of Merger as of the date first above written.


                                   4HEALTH, INC.
                                   a Utah corporation
Attest:

By                                 By
  -------------------------------   -------------------------------
     Secretary                          R. Lindsey Duncan
                                        President




                                   IRWIN NATURALS
                                   a California corporation
Attest:

By                                 By
  -------------------------------   -------------------------------
     Secretary                          Klee Irwin
                                        President

                             ARTHUR ANDERSEN LLP


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our reports and to all references to our Firm included in or made a part of this proxy statement.


                                       /s/ ARTHUR ANDERSEN LLP

Denver, Colorado,
     and
Los Angeles, California,
 June 19, 1998.

                                    4HEALTH, INC.
                                 5485 CONESTOGA COURT
                               BOULDER, COLORADO  80301

               PROXY FOR THE SPECIAL MEETING IN LIEU OF ANNUAL MEETING
                              OF SHAREHOLDERS TO BE HELD
                                    JUNE 30, 1998

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     The undersigned hereby appoints R. LINDSEY DUNCAN and CHERYL WHEELER and each of them, attorneys and proxies, with full power of substitution, and authorizes each of them to vote all shares of Common Stock of 4HEALTH, INC., a Utah corporation ("4Health"), held of record by the undersigned on May 26, 1998, at the Special Meeting in Lieu of Annual Meeting of Shareholders to be held on June 30, 1998, and any adjournments thereof, hereby revoking all previous proxies, with all powers the undersigned would possess if present, on all matters mentioned in the Notice of Special Meeting dated June 19, 1998, as follows:

               INSTRUCTIONS: MARK ONLY ONE BOX FOR EACH NUMBERED MATTER

The following matters have been proposed by the Company:

(1) To approve the merger (the "Merger") of Irwin Naturals, a California corporation ("IN"), with and into 4Health, Inc., pursuant to the terms of the Amended and Restated Agreement and Plan of Merger dated as of May 22, 1998 (the "Merger Agreement"), among 4Health, Inc., IN and Mr. Klee Irwin, Chief Executive Officer and President of IN, and the consummation of the transactions contemplated thereby, including, in connection therewith, the conversion, at the Effective Time (as defined in the Merger Agreement) of the Merger, of the shares of common stock, no par value, of IN ("IN Common Stock") issued and outstanding immediately prior to the Effective Time, into the right to receive an aggregate of 15,750,000 shares of the common stock, par value $.01 per share, of 4Health ("4Health Common Stock"), with the effect that each share of outstanding IN Common Stock will be converted into 241.37931 shares of 4Health Common Stock, subject to adjustment upon any change in the number or class of the outstanding shares of IN Common Stock or 4Health Common Stock by reason of any stock dividend, subdivision, reclassification, conversion, recapitalization, split, combination or exchange of shares.

     / /  FOR                 / /  AGAINST             / /  ABSTAIN

(2) Subject to the consummation of the Merger, to elect Messrs. R. Lindsey Duncan, Klee Irwin, Anthony Robbins, Clarke Keough and Jonathon Diamond, to the Board of Directors of 4Health; and if the Merger is not consummated for any reason, to re-elect Ms. Cheryl Wheeler to the Board of Directors of 4Health.

     / /  FOR ALL NOMINEES listed            / /  WITHHOLD AUTHORITY to vote
          nominees listed below                   for all nominees listed below
          (except as marked to the contrary)

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE BOX NEXT TO THE NOMINEE'S NAME BELOW.

     / /  R.L. DUNCAN         / /  K. IRWIN            / /  A. ROBBINS
     / / C. KEOUGH            / /  J. DIAMOND          / /  C. WHEELER

(3) Subject to the consummation of the Merger, to amend the Articles of Incorporation and Bylaws of 4Health to (i) change its name to "Irwin Naturals/4Health, Inc.", (ii) increase the authorization of 4Health Common Stock to 50,000,000 shares and (iii) adopt various provisions regarding the composition of the Board of Directors, nomination for and removal of directors and other management related matters.

     / /  FOR                 / /  AGAINST             / /  ABSTAIN

(4) To ratify Arthur Anderson LLP, independent public accountants, as 4Health's independent auditors for the year 1998.

     / /  FOR                 / /  AGAINST             / /  ABSTAIN

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Special Meeting.


UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ITEMS 1, 2, 3 AND 4.

     Please mark, date, sign and return this Proxy promptly, using the enclosed envelope.


                          Dated:____________________, 1998
                                      Month   Day


                    Signature:_________________________________

                    Signature:_________________________________
                    Please sign exactly as name appears hereon,
                   indicating official position or representative capacity, if any. If shares are held jointly, both owners must sign.


                           I plan to attend the meeting.

                                 / /  YES   / /  NO

            THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS




                                         2